OFFICE LEASE
This Office Lease (the "Lease"), dated as of the date (the "Effective Date") set forth in Section 1 of the Summary of Basic Lease Information (the "Summary"), below, is made by and between Transbay Tower LLC, a Delaware limited liability company ("Landlord"), and salesforce.com, inc., a Delaware corporation ("Tenant").
SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE	DESCRIPTION
1. Effective Date:	April 10, 2014.
2. Premises:
2.1 Building:
That certain sixty-one (61) story office building (the "Building") to be located at 415 Mission Street, San Francisco, California, to be known as "Salesforce Tower" (subject to Tenant's rights under Article 23 to change the name of the Project (as defined below)), which Building shall contain 1,420,081 rentable square feet ("RSF") of office and retail space.

2.2 Premises:
713,727 RSF of space consisting of (i) the portions of the Building depicted on Exhibit A-1 to this Lease, which is comprised of certain office space on the floors of the Building specified below (the "Office Space"), (ii) the portions of the Building depicted on Exhibit A-2A to this Lease, which is comprised of certain retail space in the ground floor lobby of the Building (the "Retail Space"), and (iii) the portions of the Building depicted on Exhibit A-2B to this Lease, which is comprised of certain space on the P-1 level of the Parking Structure (as defined below) (the "P-1 Space").
On a Phase-by-Phase basis, the RSF of each portion of the Premises is as follows:
Phase 1 Premises: 134,568 RSF
Phase 2 Premises: 149,544 RSF
Phase 3 Premises: 175,996 RSF
Phase 4 Premises: 152,262 RSF
Phase 5 Premises: 101,357 RSF

On a floor-by-floor basis, the RSF of each portion of the Premises is as follows:
P-1 Space: 476 RSF
Retail Space: 3,699 RSF
Floor 3: 22,043 RSF
Floor 4: 23,786 RSF
Floor 5: 17,330 RSF
Floor 6: 24,924 RSF
Floor 7: 24,924 RSF
Floor 8: 24,924 RSF
Floor 9: 24,924 RSF
Floor 10: 24,924 RSF
Floor 11: 24,924 RSF
Floor 12: 24,924 RSF
Floor 13: 24,924 RSF
Floor 14: 24,924 RSF
Floor 15: 24,954 RSF
Floor 16: 24,998 RSF
Floor 17: 24,998 RSF
Floor 18: 25,368 RSF
Floor 19: 25,377 RSF
Floor 20: 25,377 RSF
Floor 21: 25,377 RSF
Floor 22: 25,377 RSF
Floor 23: 25,377 RSF
Floor 24: 25,377 RSF
Floor 25: 25,377 RSF
Floor 26: 25,377 RSF
Floor 27: 25,377 RSF
Floor 28: 25,356 RSF
Floor 29: 25,329 RSF
Floor 30: 25,295 RSF
Floor 61: 17,386 RSF

2.3 Project:
The Building shall be the principal component of an office project to be known as "Salesforce Tower", subject to Tenant's rights under Article 23 to change the name of the Project, as further set forth in Section 1.1.2 of this Lease.

3. Lease Term (Article 2):
3.1 Length of Term:

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3.1.1 Phase 1 Premises and Phase 2 Premises (collectively, "Tranche 1"):
Approximately fifteen (15) years and six (6) months from the "Phase 1 Lease Commencement Date" (as that term is defined in Section 3.2.1 of this Summary below), except that if Tenant commences to conduct its business in the "Phase 1 Premises" (as that term is defined in Section 3.2 of this Summary below) prior to April 1, 2017, then the Tranche 1 Lease Expiration date shall nonetheless end on September 30, 2032.

3.1.2 Phase 3 Premises, Phase 4 Premises and Phase 5 Premises (collectively, "Tranche 2"):
Approximately thirteen (13) years from the "Phase 3 Lease Commencement Date" (as that term is defined in Section 3.2.3 of this Summary below), except that if Tenant commences to conduct its business in the "Phase 3 Premises" (as that term is defined in Section 3.2 of this Summary below) prior to February 1, 2018, then the first Phase 1 Lease Year shall nonetheless end on January 31, 2031.

3.2 Lease Commencement Date:
Landlord shall construct the "Base, Shell and Core," as that term is defined in Section 1.1 of Exhibit B, attached hereto, and deliver the same to Tenant on a phased basis, with the first phase ("Phase 1") consisting of the delivery of the P-1 Space the Retail Space, floors 3 ‑ 7, and floor 61 (the "Phase 1 Premises") to Tenant, the second phase ("Phase 2") consisting of the delivery of floors 8 – 13 (the "Phase 2 Premises") to Tenant, the third phase ("Phase 3") consisting of the delivery of floors 14 – 20 (the "Phase 3 Premises") to Tenant, the fourth phase ("Phase 4") consisting of the delivery of floors 21 – 26 (the "Phase 4 Premises") to Tenant, and the fifth phase ("Phase 5") consisting of the delivery of floors 27 – 30 (the "Phase 5 Premises") to Tenant. The term "Phase" as used in this Lease shall mean Phase 1, Phase 2, Phase 3, Phase 4 or Phase 5, as applicable.

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3.2.1 Phase 1 Lease Commencement Date:
The lease commencement date for the Phase 1 Premises (the "Phase 1 Lease Commencement Date") shall be the later of (i) the "Final Condition Date," as that term is defined in Exhibit B, attached hereto and (ii) the earlier of (A) the date upon which Tenant first commences to conduct business in the Phase 1 Premises, and (B) April 1, 2017; provided that if Tenant commences to conduct its business in the Phase 1 Premises prior to April 1, 2017, then for purposes of calculating increases in Base Rent and the applicable Lease Expiration date only, the Phase 1 Lease Commencement Date shall be deemed to have occurred on April 1, 2017, and Base Rent for the Phase 1 Premises for the period beginning with the date Tenant commences to conduct its business in the Phase 1 Premises and ending upon March 31, 2018 shall be at the initial Base Rent set forth on Exhibit A-3 attached hereto. The phrase "commences to conduct business" (and other phrases of similar import) shall not include use of the applicable portion of the Premises by Tenant for the storage, construction, staging or the construction or installation of Improvements by Tenant pursuant to Exhibit B of this Lease.

3.2.2 Phase 2 Lease Commencement Date:
The lease commencement date for the Phase 2 Premises (the "Phase 2 Lease Commencement Date") shall be the later of (i) the Final Condition Date and (ii) the earlier of (A) the date upon which Tenant first commences to conduct business in the Phase 2 Premises and (B) October 1, 2017; provided that if Tenant commences to conduct its business in the Phase 2 Premises prior to October 1, 2017, then for purposes of calculating increases in Base Rent only, the Phase 2 Lease Commencement Date shall be deemed to have occurred on October 1, 2017, and Base Rent for the Phase 2 Premises for the period beginning with the date Tenant commences to conduct its business in the Phase 2 Premises and ending upon September 30, 2018 shall be at the initial Base Rent set forth on Exhibit A-3 attached hereto.

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3.2.3 Phase 3 Lease Commencement Date:
The lease commencement date for the Phase 3 Premises (the "Phase 3 Lease Commencement Date") shall be the later of (i) the Final Condition Date and (ii) the earlier of (A) the date upon which Tenant first commences to conduct business in the Phase 3 Premises and (B) February 1, 2018; provided that if Tenant commences to conduct its business in the Phase 3 Premises prior to February 1, 2018, then for purposes of calculating increases in Base Rent and the applicable Lease Expiration date only, the Phase 3 Lease Commencement Date shall be deemed to have occurred on February 1, 2018, and Base Rent for the Phase 3 Premises for the period beginning with the date Tenant commences to conduct its business in the Phase 3 Premises and ending upon January 31, 2019 shall be at the initial Base Rent set forth on Exhibit A-3 attached hereto.

3.2.3 Phase 4 Lease Commencement Date:
The lease commencement date for the Phase 4 Premises (the "Phase 4 Lease Commencement Date") shall be the later of (i) the Final Condition Date and (ii) the earlier of (A) the date upon which Tenant first commences to conduct business in the Phase 4 Premises and (B) June 1, 2018; provided that if Tenant commences to conduct its business in the Phase 4 Premises prior to June 1, 2018, then for purposes of calculating increases in Base Rent only, the Phase 4 Lease Commencement Date shall be deemed to have occurred on June 1, 2018, and Base Rent for the Phase 4 Premises for the period beginning with the date Tenant commences to conduct its business in the Phase 4 Premises and ending upon May 31, 2019 shall be at the initial Base Rent set forth on Exhibit A-3 attached hereto.

3.2.5 Phase 5 Lease Commencement Date:
The lease commencement date for the Phase 5 Premises (the "Phase 5 Lease Commencement Date") shall be the later of (i) the Final Condition Date and (ii) the earlier of (A) the date upon which Tenant first commences to conduct business in the Phase 5 Premises and (B) October 1, 2018; provided that if Tenant commences to conduct its business in the Phase 5 Premises prior to October 1, 2018, then for purposes of calculating increases in Base Rent only, the Phase 5 Lease Commencement Date shall be deemed to have occurred on October 1, 2018, and Base Rent for the Phase 5 Premises for the period beginning with the date Tenant commences to conduct its business in the Phase 5 Premises and ending upon September 30, 2019 shall be at the initial Base Rent set forth on Exhibit A-3 attached hereto.

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With respect to Phase 1, Phase 2, Phase 3, Phase 4, and Phase 5 all references in this Lease to "Lease Commencement Date" shall mean and refer to the "Phase 1 Lease Commencement Date," the "Phase 2 Lease Commencement Date," the "Phase 3 Lease Commencement Date," the "Phase 4 Lease Commencement Date," or the "Phase 5 Lease Commencement Date," as applicable.

3.3 Lease Expiration Date:	The Lease Expiration Date shall occur independently with respect to each portion of the Premises as follows:
3.3.1 Tranche 1:
The Lease Expiration Date with respect to Tranche 1 (i.e., the Phase 1 Premises and the Phase 2 Premises) shall be the last day of the one hundred eighty-sixth (186th) full calendar month of the Lease Term from the Phase 1 Lease Commencement Date.

3.3.2 Tranche 2:
The Lease Expiration Date with respect to Tranche 2 (i.e., the Phase 3 Premises, the Phase 4 Premises, and the Phase 5 Premises) shall be the last day of the one hundred fifty-sixth (156th) full calendar month of the Lease Term from the Phase 3 Lease Commencement Date.
With respect to Tranche 1 and Tranche 2 all references in this Lease to "Tranche" shall mean and refer to "Tranche 1" or "Tranche 2," as applicable.

3.4 Option Term(s):	One (1) seven (7)-year option to renew as to each Tranche followed by one (1) five (5)-year option to renew as to each Tranche, as more particularly set forth in Section 2.2 of this Lease.
4. Base Rent (Article 3):	See Exhibit A-3, attached hereto.
5. Intentionally Omitted:
6. Tenant's Share (Article 4):
With respect to Phase 1 Premises: 9.4761%.
With respect to Phase 2 Premises: 10.5307%.
With respect to Phase 3 Premises: 12.3934%.
With respect to Phase 4 Premises: 10.7221%.
With respect to Phase 5 Premises: 7.1374%.

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7. Permitted Use (Article 5):
Tenant shall use (i) the Office Space for general office use and any other incidental use permitted by applicable "Law," as that term is defined in Section 5.2 of the Lease, including without limitation, (a) for an executive briefing center, (b) cafeteria, auditorium, showers, and private restrooms and, (c) subject to the limitations set forth in this Lease, Child Care Facility (as defined in Section 5.3 below) and a Wellness Center (as defined in Section 5.5 below) (the "Permitted Office Use"), (ii) the Retail Space for (A) sales of Tenant's merchandise, (B) events, (C) elevator access, and (D) demonstration displays, exhibit displays, visual and media displays and other displays of products promoting Tenant, its business and its charitable foundation (uses (A) through (D), being referred to herein as the "Specified Retail Uses") and general retail use (the Specified Retail Uses together with general retail use being referred to herein as the "Permitted Retail Use"), and (iii) the P-1 Space for loading, unloading, receiving and handling, consistent with a first class office building (collectively, the "Permitted Use"). Items (a) through (c) above and the Specified Retail Uses are deemed to be consistent with a first class office building.

8. Letter of Credit (Article 21):	$24,450,800.00, as increased and decreased pursuant to Article 21.
9. Parking Passes (Article 28):	An amount equal to Tenant's Share of the total number of parking passes to be issued for the Building underground parking structure (the "Parking Structure").
10. Address of Tenant (Section 29.18):	salesforce.com, inc. The Landmark@One Market, 3rd Floor San Francisco, CA 94105 Attention: General Counsel
with copies to: salesforce.com, inc. The Landmark@One Market, Third Floor San Francisco, CA 94105 Attention: Vice President of Real Estate

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and Paul Hastings LLP 55 2nd Street, 24th Floor San Francisco, CA 94105 Attention: Stephen I. Berkman
11. Address of Landlord (Section 29.18):
Boston Properties Limited Partnership
Four Embarcadero Center
Lobby Level, Suite One
San Francisco, California 94111
Attention: Mr. Bob Pester
and
Boston Properties, Inc.
Prudential Center Tower
800 Boylston Street, Suite 1900
Boston, Massachusetts 02199
Attention: General Counsel
and
Boston Properties Limited Partnership
Four Embarcadero Center
Lobby Level, Suite One
San Francisco, California 94111
Attention: Regional Counsel

and

Hines Interests Limited Partnership
101 California Street, Suite 1000
San Francisco, California 94111-5894
Attention: Mr. Paul Paradis
and
Allen Matkins Leck Gamble Mallory & Natsis LLP
1901 Avenue of the Stars, Suite 1800
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.

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12. Broker(s) (Section 29.24): Representing Tenant: Cushman & Wakefield 425 Market Street Suite 2300 San Francisco, CA 94105 Attention: Mr. Dan Harvey

Representing Landlord:
CBRE, Inc.

101 California Street, 44th Floor

San Francisco, CA 94111

Attention: John A. Cecconi
and
Cushman & Wakefield

One Maritime Plaza Suite 900

San Francisco, CA 94111

Attention: Mr. Mark McGranahan

13. Improvement Allowance (Section 2 of Exhibit B):	An amount equal to $70.00 per RSF of the Premises for a total of $49,960,890.00.
14. Payment Address and Wiring Instructions for Payment of Rent (Article 3):	To Be Provided by Landlord Prior To The Phase 1 Lease Commencement Date

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ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS
1.1    Premises, Building, Project and Common Areas.
1.1.1    The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "Premises"). The outline of the Premises is set forth in Exhibit A-1, Exhibit A-2A, and Exhibit A-2B attached hereto and each floor or floors of the Premises has the number of RSF as set forth in Section 2.2 of the Summary. "Tenant's Outdoor Area" (as defined in Section 1.4), "Tenant’s Lobby Area" (as defined in Section 1.5.1 below) and "Tenant's Bicycle Room", if any (as defined in Article 28), shall not be considered part of the Premises for purposes of this Lease. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions (the "TCCs") herein set forth, and Landlord and Tenant each covenant as a material part of the consideration for this Lease to keep and perform each and all of such TCCs by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A-1, Exhibit A-2A, and Exhibit A-2B is to show the approximate location of the Premises in the Building and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Work Letter attached hereto as Exhibit B (the "Work Letter"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Landlord shall deliver (i) the Phase 1 Premises to Tenant on the later of the Final Condition Date and April 1, 2017, (ii) the Phase 2 Premises to Tenant on the later of the Final Condition Date and October 1, 2017, (iii) the Phase 3 Premises to Tenant on the later of the Final Condition Date and February 1, 2018, (iv) the Phase 4 Premises to Tenant on the later of the Final Condition Date and June 1, 2018, and (v) the Phase 5 Premises to Tenant on the later of the Final Condition Date and October 1, 2018. Notwithstanding the foregoing, following the Final Condition Date, Tenant may elect by written notice at any time thereafter, in Tenant's sole and absolute discretion, to cause Landlord to deliver any or all of the Phase 1 Premises, the Phase 2 Premises, the Phase 3 Premises, the Phase 4 Premises and/or the Phase 5 Premises (or any floor thereof) to Tenant prior to the applicable specified delivery date for such Phase set forth in the preceding sentence; provided that if Tenant commences to conduct its business in the applicable Phase of the Premises (or such floor, as applicable) prior to such specified date, then Landlord shall be deemed to have delivered such Phase (or floor, as applicable) to Tenant on such date; provided further, that, such delivery prior to the specified date, shall not affect the Lease Commencement Date for any Phase (or such floor, as applicable) as set forth in Section 3.2 of the Summary, the Lease Expiration Date for any Phase (or floor, as applicable ) set forth in Section 3.3 of the Summary, or Tenant's obligations to pay Base Rent or Tenant's Share of Direct Expenses for any Phase (or floor, as applicable) prior to applicable Lease Commencement Date for such Phase (or floor, as applicable). Tenant shall not have control of or the right to access any portion of the Premises without the supervision of Landlord, at Landlord's sole discretion, prior to the Final Condition Date. Tenant also acknowledges that neither Landlord nor any agent of Landlord

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has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Work Letter. For purposes of this Lease, (i) the term "Mission Square" shall mean the portion of the Project shown on Exhibit A-4 attached hereto, (ii) the term "Gondola" shall mean a cable guided conveyance that shall travel to and from the street level of the Project to the city park level of the Transbay Transit Center, and (iii) the term "Pedestrian Bridge" shall mean the pedestrian bridge connecting the fifth (5th) floor of the Building to the city park level of the Transbay Transit Center. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp). Landlord agrees that (x) no shades shall be installed by Landlord nor shall Tenant be required to install any shades on the windows of the Retail Space, and (y) subject to the terms of the "Mission Square Easement" (as that term is defined in Section 1.4 below), any landscaping in Mission Square shall be trimmed and maintained in a manner calculated to not materially and adversely affect visibility into the Retail Space from Mission Square and Fremont Street.
1.1.2    The Building and the Project. The Premises is a part of the Building set forth in Section 2.1 of the Summary. The Building is the principal component of an office project to be known as "Salesforce Tower" (subject to Tenant's rights under Article 23 to change the name of the Project). The term "Project," as used in this Lease, shall mean (i) the Building and the Common Areas, and (ii) the land (which is improved with landscaping, the Parking Structure and/or facilities and other improvements) upon which the Building and the Common Areas are located.
1.1.3    Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the "Rules and Regulations," (as defined below), those portions of the Project which are provided for use in common by Landlord, Tenant and any other tenants of the Project, such as entrances, lobbies, fire vestibules, restrooms, mechanical areas, ground floor corridors, elevators and elevator foyers, the Parking Structure, electrical and janitorial closets, telephone and equipment rooms, loading and unloading areas, the Project's plaza areas, if any, ramps, drives, stairs, and similar access ways and service ways and other common areas and facilities in and adjacent to the Building and the Project, including, without limitation, Mission Square, the Pedestrian Bridge, and the Gondola (such areas, together with (A) the "Tenant Common Areas", as that term is defined in Section 1.6.4 of this Lease, and (B) certain other common areas located outside of the Building designated by Landlord, in its commercially reasonable discretion, which may include certain areas located outside of the Building designated by Landlord, in its commercially reasonable discretion, for the exclusive use of the tenants or occupants of such areas, are collectively referred to herein as the "Common Areas"). The manner in which the Common Areas are maintained and operated shall be at the reasonable discretion of Landlord (but shall at least be consistent with the manner in which the common areas of the "Comparable Buildings," as that term is defined in Section 4 of Exhibit G to this Lease are maintained and operated) and the use thereof shall be subject to the Rules and Regulations. Landlord agrees that, if Tenant so elects and appoints a representative, Landlord shall meet and confer with Tenant's representative on approximately a quarterly basis regarding the manner in which the Common Areas are operated and maintained; provided, however, any suggestions or requests made by Tenant's representative shall not be binding on Landlord. Landlord reserves the right to close temporarily, make alterations

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or additions to, or change the location of elements of the Project and the Common Areas; provided that no such changes shall be permitted which materially affect Tenant's use of, or access to the, Building, the Premises or the Parking Structure. In addition, Tenant further acknowledges that the Transbay Joint Powers Authority (the "TJPA") has certain rights to temporarily close the "Large Artwork Area" (as defined in the Mission Square Easement) within Mission Square for maintenance and repair, and may temporarily close Mission Square and the Pedestrian Bridge in the event of a security concern. Except when and where Tenant's right of access is specifically excluded in this Lease, Tenant shall have the right of access to the Premises, the Building, and the Common Areas, including the Parking Structure, twenty-four (24) hours per day, seven (7) days per week during the "Lease Term," as that term is defined in Section 2.1, below. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that Mission Square, the Pedestrian Bridge, the Gondola, and Common Areas immediately adjacent thereto (collectively, the "Public Areas") may be public areas, for which the general public is granted access and use, and, therefore, Landlord's obligations regarding such Public Areas as set forth in this Lease are subject to such use and access by the general public; provided, however, Landlord shall use commercially reasonable efforts to maintain the Public Areas in first-class condition.
1.2    Stipulation of Rentable Square Feet of the Building and the Premises. Landlord and Tenant hereby stipulate and agree that (i) the RSF of the Building is as set forth in Section 2.1 of the Summary, (ii) the RSF of each Phase of the Premises is as set forth in Section 2.2 of the Summary, (iii) the RSF of each floor of the Premises is as set forth in Section 2.2 of the Summary, (iv) the RSF of each of floor 2 and floors 31 through 45 of the Building is as set forth on Exhibit A-6 attached hereto, and (v) all such rentable square footages shall not be subject to remeasurement.
1.3    Right of First Offer. Landlord hereby grants to the tenant originally named herein and any entity that (i) acquires all or substantially all of the stock, membership interests or assets of the tenant originally named herein, or (Z) is the resulting entity of a merger or consolidation with such tenant originally named herein, and, in either case (collectively, the "Original Tenant") and any "Permitted Transferee Assignee," as that term is set forth in Section 14.7 of this Lease, an ongoing right of first offer with respect to floors 2 through 45 of the Building (the "First Offer Space") throughout the Lease Term (as may be extended by Tenant in accordance with this Lease). Notwithstanding the foregoing, such first offer right of Tenant shall commence only following the expiration or earlier termination of the initial lease(s) by Landlord of the First Offer Space after the date of this Lease, or with respect to any space which is currently part of the Premises, following the expiration or earlier termination of the next lease entered into by Landlord for such First Offer Space (collectively, "Initial Leases"), and shall be subordinate to the exercise of any renewal or expansion right of any such Initial Leases, whether or not pursuant to a contractual right. Tenant's right of first offer shall be on the TCCs set forth in this Section 1.3.
1.3.1    Procedure for Offer. Landlord shall notify Tenant (a "First Offer Notice") from time to time when the First Offer Space or any portion thereof becomes available for lease to third parties (as opposed to First Offer Space leased to any "Landlord Parties", as that term is defined in Section 10.1 below). If Landlord proposes to lease all or any portion of the First Offer Space to a third party together with portions of the Building which is not First Offer Space (i.e. all or any portion of floors 46 through 60 of the Building), then Landlord shall deliver a First Offer Notice to

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Tenant solely as to the First Offer Space (or applicable portions thereof) and Tenant shall have the right to lease solely the First Offer Space (or applicable portions thereof) on the term and conditions set forth in this Section 1.3. Pursuant to such First Offer Notice, Landlord shall offer to lease to Tenant the then available First Offer Space. A First Offer Notice shall describe the space so offered to Tenant and shall set forth the "First Offer Rent," as that term is defined in Section 1.3.3, below, and the other economic terms upon which Landlord is willing to lease such space to Tenant. The square footage of each floor of the First Offer Space is as set forth on Exhibit A-6 attached hereto and is not subject to remeasurement.
1.3.2    Procedure for Acceptance. If Tenant wishes to exercise Tenant's right of first offer with respect to the space described in a First Offer Notice, then within ten (10) business days of delivery of such First Offer Notice to Tenant, Tenant shall deliver notice to Landlord (the "First Offer Exercise Notice") of Tenant's intention to exercise its right of first offer with respect to the entire space described in such First Offer Notice on the TCCs contained therein; provided, however, Tenant may exercise its right of first offer as set forth herein but object to the First Offer Rent set forth in the First Offer Notice, in which case the First Offer Rent shall be determined pursuant to Section 2.2.4, below as if (i) the term "Option Term" was "First Offer Term" (as defined below), (ii) the term "Option Rent" was "First Offer Rent" (as defined below), (iii) the term "Landlord's Response Notice" was "First Offer Notice", and (iv) the terms "Premises" or "Phase of the Premise" was "First Offer Space." If Tenant does not so notify Landlord within the ten (10) business day period, then Landlord shall be free to lease the space described in such First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires, except (A) if Landlord fails to enter into a lease of the applicable First Offer Space (or portion thereof) set forth in the First Offer Notice within twelve (12) months after delivery of the applicable First Offer Notice to Tenant or (B) if Landlord proposes to lease less or more than the First Offer Space set forth in the applicable First Offer Notice (for example, if Landlord proposes to lease five (5) floors of the First Offer Space in the First Offer Notice, but Landlord later desires to lease only two (2) floors of the First Offer Space), then Landlord shall send a new First Offer Notice to Tenant for the First Offer Space (or applicable portion thereof) and Tenant shall have the same rights with respect to such new First Offer Notice as with respect to the initial First Offer Notice. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.
1.3.3    First Offer Space Rent. The annual Rent payable by Tenant for the First Offer Space (the "First Offer Rent") shall be equal to the "Market Rent," as that term is defined in, and determined pursuant to, Exhibit G attached hereto, for the First Offer Space, pursuant to transactions consummated within the nine (9)-month period preceding the "First Offer Commencement Date," as that term is defined in Section 1.3.5 of this Lease (provided that timing adjustments shall be made to reflect any changes in the Market Rent following the date of any particular Comparable Transaction up to the First Offer Commencement Date).
1.3.4    Construction In First Offer Space. Tenant shall accept the First Offer Space in its then existing "as is" condition. The construction of improvements in the First Offer

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Space shall comply with the TCCs of Article 8 of this Lease, except the disbursement of any improvement allowance shall be governed by Section 2.2.2 of the Work Letter.
1.3.5    Amendment to Lease. If Tenant timely exercises Tenant's right to lease First Offer Space as set forth herein, then, within fifteen (15) days thereafter, Landlord and Tenant shall execute an amendment to this Lease adding such First Offer Space to the Premises upon the TCCs as set forth in the First Offer Notice therefor and this Section 1.3. Tenant shall commence payment of Rent for such First Offer Space, and the term of such First Offer Space shall commence, upon the date of delivery of such First Offer Space to Tenant (the "First Offer Commencement Date") and terminate on the later to occur of (i) (A) in the case of any First Offer Space on floors 2, 31 through 45, the Lease Expiration Date of Tranche 1, (B) in the case of any First Offer Space which was originally in Tranche 1, the Lease Expiration Date of Tranche 1, and (C) in the case of any First Offer Space which was originally in Tranche 2, the Lease Expiration Date of Tranche 2, and (ii) the day immediately preceding the fourth (4th) anniversary of the First Offer Commencement Date (such time period to be known as the "First Offer Term").
1.3.6    Termination of Right of First Offer. The rights contained in this Section 1.3 shall be personal to the Original Tenant and any Permitted Transferee Assignee, and may only be exercised by the Original Tenant or a Permitted Transferee Assignee (and not by any other assignee, sublessee or "Transferee," as that term is defined in Section 14.1 of this Lease, of Tenant's interest in this Lease) if Original Tenant or Permitted Transferee Assignee, as applicable, remains "in occupancy" of at least seventeen (17) full floors of the Building. Whenever in this Lease reference is made to Tenant being or remaining "in occupancy" of a certain number of full floors of the Building, such reference shall mean that when the number of full floors and partial floors of the Premises then being subleased by Tenant to parties other than Permitted Transferees and Incubator Transferees (each as defined in Article 14 below) is subtracted from the total number of full floors of the Building on which Tenant leases space, the resulting number is greater than or equal to the number of full floors of which Tenant must be "in occupancy." For example, if Tenant is then leasing space on twenty (20) floors of the Building and Tenant has subleased one (1) full floor and subleased fifty percent (50%) of the RSF on another full floor of the Premises to parties other than Permitted Transferees and Incubator Transferees, then Tenant shall be deemed for purposes of this Lease to be "in occupancy" of eighteen (18) floors of the Building. For all purposes of this Lease, Tenant shall be deemed to be "in occupancy" of the full fifth (5th) floor of the Building to the extent Tenant has not sublet and continues to lease the entirety of the space leased by Tenant on such floor as of the Effective Date, and in no event shall Tenant's occupancy of the P-1 Space or the Retail Space constitute a "full floor". For purposes of this Lease, if Tenant ever leases all of the office space on the second (2nd) floor of the Building, Tenant shall be deemed to be "in occupancy" of the full second (2nd) floor of the Building to the extent Tenant has not sublet and continues to lease the entirety of the office space on the second (2nd) floor of the Building. Tenant shall not have the right to lease First Offer Space, as provided in this Section 1.3, if, as of the date of the attempted exercise of any right of first offer by Tenant, or as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under this Lease beyond any applicable notice and cure period set forth herein.

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1.4    Tenant's Outdoor Area. Landlord and Tenant acknowledge and agree that the Project is subject to that certain Mission Square and Pedestrian Bridge Easement Agreement recorded on March 26, 2013 as document number 2013J626919 in the Official Records of San Francisco County (the "Mission Square Easement"). To the extent Landlord has the legal right to control aspects of the use of Mission Square under the Mission Square Easement, upon no less than fifteen (15) business days notice provided by Tenant to Landlord, Landlord shall allow Tenant the right to use the area within Mission Square ("Tenant's Outdoor Area") identified on Exhibit A-7 attached hereto for events and other activities associated with Tenant's business. Any such notice from Tenant shall set forth the timing and purpose of Tenant's proposed use of Tenant's Outdoor Area. In addition, to the extent Landlord has the legal right to control aspects of the use of Mission Square under the Mission Square Easement, Landlord shall use commercially reasonable efforts to (i) prevent placement of any material structure, barrier or obstruction within Tenant's Outdoor Area (other than landscaping), (ii) prevent use of Mission Square on an organized basis by any "Restricted Party" (as defined in Section 29.47 below), and (iii) during an annual two (2) week period immediately preceding and continuing throughout Tenant's annual convention (which is commonly known as "Dream Force" as of the Effective Date) ("Dream Force"), Landlord shall prevent use of Tenant's Outdoor Area (other than by Tenant) for any organized events or activities. Tenant's use of Mission Square shall be subject to and in accordance with the TCCs of the Mission Square Easement and such reasonable rules and regulations as may be prescribed by Landlord from time to time. Tenant shall not make any improvements or alterations to Tenant's Outdoor Area, nor shall Tenant be permitted to install or place in Tenant's Outdoor Area any permanent furniture, fixtures, plants, graphics, signs or insignias or other items of any kind whatsoever, without Landlord's prior consent, which consent may be withheld in Landlord's sole discretion. Following Tenant's use of Tenant's Outdoor Area, Tenant shall return Tenant's Outdoor Area to the same condition (or better) existing prior to the commencement of Tenant's use (including, without limitation, the performance of any necessary janitorial, cleaning, repair or maintenance). The rights contained in this Section 1.4 shall be personal to the Original Tenant, any Permitted Transferee Assignee and any assignee of Tenant's entire interest in this Lease who intends to use the Retail Space for the Specialized Retail Uses, and may only be exercised by the Original Tenant, a Permitted Transferee Assignee, or such other assignee (and not by any other assignee, sublessee or "Transferee," as that term is defined in Section 14.1 of this Lease, of Tenant's interest in this Lease) if Original Tenant, Permitted Transferee Assignee, or such other assignee, as applicable, continues to lease the Retail Space.
1.5    Tenant's Lobby Area.
1.5.1    In General. Subject to the TCCs of this Section 1.5, Landlord hereby grants to the Original Tenant and any Permitted Transferee Assignee, the exclusive use of the portion of the ground floor lobby shown on Exhibit A-7 attached hereto ("Tenant's Lobby Area") throughout the Lease Term (as may be extended by Tenant in accordance with this Lease), subject to permitting ingress and egress through such areas from the Building lobby which provides elevator access to the Parking Structure. As part of the Final Condition, Landlord shall place or install, at Landlord's sole cost and expense, furniture in Tenant's Lobby Area consistent with the quality, type and quantity of furniture installed in the remainder of the ground floor Building lobby in a location, reasonably determined by Landlord, not to materially interfere with the location of the Lobby Desk and any

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reasonable access routes from and between Tenant's Lobby Desk, Retail Space, and Tenant's Elevators. In addition, any artwork installed in Tenant's Lobby Area shall be placed in a location, reasonably determined by Landlord, not to materially interfere with the location of the Lobby Desk and any reasonable access routes from and between Tenant's Lobby Desk, Retail Space, and Tenant's Elevators. Furthermore, prior to the Phase 1 Lease Commencement Date or thereafter throughout the Lease Term (provided that Tenant is then leasing the Retail Space), Tenant may cause (i) Landlord, at Tenant's sole cost (which cost shall be deducted from the Improvement Allowance if such work is performed prior to the Phase 1 Lease Commencement Date) (the "Lobby Wall Work"), to relocate or demolish the demising walls designated on Exhibit A-7 separating the Retail Space from Tenant's Lobby Area or (ii) Landlord not to construct such demising walls if construction of such demising walls has not yet commenced. In addition, so long as Tenant is leasing the Retail Space and has exclusive use of Tenant's Elevators, Landlord hereby grants to Tenant, the exclusive use of the corridor connecting the Retail Space to the adjacent elevator lobby (which corridor is shown on Exhibit A-7 attached hereto) (the "Lobby/Retail Corridor"), except as such exclusive use may be limited in order to comply with applicable Laws; provided, that, subject to Article 8 below, Tenant may make Alterations thereto required to allow such exclusive use under applicable Law. Notwithstanding the foregoing (and subject to the following TCCs of this Section 1.5.1), Tenant may not place or install any improvements, fixtures, or personal property in Tenant's Lobby Area (other than the Lobby Desk (as defined below)), either permanent or temporary, without Landlord's approval, which may be withheld in Landlord's sole discretion; provided, however, for an annual two (2) week period immediately preceding and continuing throughout Dream Force, Tenant shall have the right to place movable marketing materials and/or portable digital devices in Tenant's Lobby Area in addition to the Retail Space. All material displayed on the Lobby Desk or placed in Tenant's Lobby Area shall be related to (A) Tenant's customers, (B) Tenant's products, or (C) Tenant's charitable foundation, and in no event shall the Lobby Desk or the content of Tenant's Lobby Area include any "Objectionable Content," as that term is defined below, or otherwise be in violation of signage content restrictions under applicable Laws. As used herein, "Objectionable Content" shall mean any content which is generally considered pornographic, obscene or defamatory, or consists of any material or activity with a primary context (I) aimed at furthering a political candidacy, (II) advancing a political stance on one or more issues, or (III) that is reasonably likely to incite protest. In addition, any signage within Tenant's Lobby Area (including any signage on the Lobby Desk, as defined in Section 1.5.2 below) shall not include any "Objectionable Name" (as defined in Section 23.5 below).
1.5.2    Lobby Desk/Kiosk. Notwithstanding anything to the contrary contained in this Lease, at any time during the Lease Term, prior to the date of Tenant's occupancy of the Phase 1 Premises, Tenant shall install (including providing electrical service and installing cabling thereto) and staff (using Tenant's employees or otherwise using union labor), at Tenant's sole cost and expense (or deducted from the Improvement Allowance), a desk or kiosk (the "Lobby Desk") within Tenant's Lobby Area in the approximate location shown on Exhibit A-7 attached hereto, or in another location, reasonably approved by Landlord, which shall continue to permit ingress and egress through Tenant's Lobby Area to the Parking Structure. Tenant may install signage on the Lobby Desk depicting Tenant's name and/or the name of the Building, subject to Landlord's approval in accordance with "Landlord's Approval Standard" (as that term is defined in Section 23.3.2 below). The Lobby Desk shall be in a design and of a quality, compatible with the remainder of the Building

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lobby, and shall be subject to Landlord's approval, not to be unreasonably withheld. Tenant shall remove any Lobby Desk at the expiration or earlier termination of this Lease, or within thirty (30) days following the termination of Tenant's rights under this Section 1.5, as set forth in Section 1.5.3 below, and repair any damage to the Building caused by such removal. Notwithstanding any provision to the contrary set forth in this Lease or the Work Letter, the installation of the Lobby Desk shall not be a requirement for Landlord's satisfaction of the Final Condition.
1.5.3    Termination of Tenant's Lobby Rights. The rights contained in this Section 1.5 shall be personal to the Original Tenant and any Permitted Transferee Assignee, and may only be exercised by the Original Tenant or a Permitted Transferee Assignee (and not by any other assignee, sublessee or "Transferee," as that term is defined in Section 14.1 of this Lease, of Tenant's interest in this Lease) if Original Tenant or Permitted Transferee Assignee, as applicable, continues to "lease" (as defined hereinbelow) at least twenty-four (24) full floors in the Building, and with respect to Tenant's rights to the Lobby Desk only, if Original Tenant or Permitted Transferee Assignee, as applicable, remains in occupancy (as defined in Section 1.3.6 above) of at least seventeen (17) full floors in the Building. Whenever in this Lease reference is made to Tenant continuing to "lease" a certain number of full floors of the Building, then if Tenant is leasing all of the office space on such floor of the Building such space shall constitute a full floor, but in no event shall the P-1 Space or the Retail Space constitute a full floor. Notwithstanding any loss by Tenant of the rights set forth in this Section 1.5, so long as Tenant is leasing the Retail Space, subject to applicable Laws and Article 27 below, Tenant shall control when the door designated on Exhibit A-7 as number four (4) connecting the Retail Space and the public elevator lobby on the ground floor of the Building will remain locked, unlocked, open and/or closed; provided, that, subject to Article 8 below, Tenant may make Alterations thereto required to allow such exclusive use under applicable Law. In addition, notwithstanding any loss by Tenant of the rights set forth in this Section 1.5, so long as Tenant is leasing the Retail Space and has the rights to exclusive use of Tenant's Elevators, subject to applicable Laws and Article 27 below, (i) Tenant shall be permitted exclusive access to and use of the Lobby/Retail Corridor, and (ii) Tenant may install access gates or access control systems, compatible with Landlord's access control system, in the locations identified as numbers two (2) through five (5) on Exhibit A-7 attached hereto; provided, that, subject to Article 8 below, Tenant may make Alterations thereto required to allow such use under applicable Law. The parties acknowledge that as part of the Final Condition, Landlord shall install security turnstiles in the location identified as number (1) on Exhibit A-7 attached hereto.
1.6    Elevators.
1.6.1    Tenant's Elevators; Tenant's Freight Elevator Branding Work. Subject to the TCCs of this Section 1.5, Landlord hereby grants to the Original Tenant and any Permitted Transferee Assignee, the exclusive use of the twelve (12) passenger elevators identified on Exhibit A-7 attached hereto ("Tenant's Elevators") throughout the Lease Term (as may be extended by Tenant in accordance with this Lease). Tenant may install media screens in any of Tenant's Elevators, subject to Landlord's reasonable approval. In addition, as part of the Final Condition, Landlord shall cause the Freight Elevators (as defined in Section 1.6.3 below) to be branded using Tenant's name, logo, and/or media screen running content selected by Tenant (the "Tenant's Freight Elevator Branding Work"). To the extent Tenant desires to change its name, logo, and/or any

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media screen in any of Tenant's Elevators or the Freight Elevators, Tenant shall not use an Objectionable Name, nor shall Tenant display any Objectionable Content in any of Tenant's Elevators or the Freight Elevators.
1.6.2    Elevator Cards.
1.6.2.1    VIP Elevator Cards. On or prior to the Phase 1 Lease Commencement Date, Landlord shall provide Tenant with four (4) VIP elevator cards ("VIP Elevator Cards"), which shall allow the holder to call all of the Tenant's Elevators or Freight Elevators from any level in the Building (including from within the Parking Structure), and to exclusively ride such elevator to the rider's selected destination within the Premises and other Common Areas, without stopping. The parties acknowledge that the sixty-first (61st) floor of the Building ("Floor 61") may only be accessed with such VIP Elevator Cards from the following elevators: (i) the Freight Elevators, which provide access from the Parking Structure and from the main lobby area of the ground floor of the Building, or (ii) the eight (8) high rise passenger elevators which are located in the main lobby area of the ground floor of the Building. Tenant shall have no right to access the premises of other tenants and occupants and Landlord shall have no obligation to prevent other tenants and occupants from entering any elevators at the same time as VIP Elevator Card holders.
1.6.2.2    Floor 61 Elevator Cards. On or prior to the Phase 1 Lease Commencement Date, Landlord shall provide Tenant with fifteen (15) elevator cards ("Floor 61 Elevator Cards"), which shall allow the holder to call the Freight Elevators from any level in the Building, and to ride such elevator to Floor 61 (the parties acknowledging that such ride may include stops on other floors of the Building). Landlord shall have the right to decrease the number of Floor 61 Elevator Cards on not less than thirty (30) days notice in the event and only to the extent that Landlord determines, in its reasonable judgment, but following reasonable consultation with Tenant, that Tenant's use of the Floor 61 Elevator Cards affects the wait times set forth in the specifications for the Freight Elevators. Landlord shall have no obligation to prevent other tenants and occupants from entering any elevators at the same time as Floor 61 Elevator Card holders.
1.6.3    Landlord's Elevator Improvements. Landlord, at Landlord's sole cost and expense, except as otherwise set forth in this Section 1.6.3, shall cause the freight elevator mechanics for the Building's two (2) freight elevators (the "Freight Elevators") to operate on a "destination dispatch" basis to allow for the use of the VIP Elevator Cards and Floor 61 Elevator Cards described in Section 1.6.2 above and to prevent the Freight Elevators from stopping on the ground floor of the Building, except when such floor is requested by a VIP Elevator Card holder. In addition, as part of the Final Condition, Landlord, at Landlord's sole cost and expense, shall construct the interior of the Freight Elevators using materials and finishes consistent and compatible with the nature and design of the Project, and appropriate for freight elevator usage, which materials and finishes shall be selected by Landlord, and shall be reasonably approved by Tenant. Landlord shall also construct the exterior finishes of the lobby area entrance to the Freight Elevators using materials and finishes consistent and compatible with the nature and design of the Project and the remainder of the lobby area serving Tenant's Elevators, which materials and finishes shall be selected by Landlord, and shall be reasonably approved by Tenant. No loading or unloading of the Freight Elevators shall be

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done from the ground floor of the Building by Landlord or any other tenant or occupant of the Building. Landlord, at Landlord's sole cost and expense, shall prevent Tenant's Elevators from stopping on the second (2nd) floor of the Building, and instead shall provide access to the second (2nd) floor via the high mid-rise or high rise elevators.
1.6.4    Termination of Elevator Rights. The rights contained in this Section 1.6 shall be personal to the Original Tenant and any Permitted Transferee Assignee, and may only be exercised by the Original Tenant or a Permitted Transferee Assignee (and not by any other assignee, sublessee or Transferee of Tenant's interest in this Lease) if Original Tenant or Permitted Transferee Assignee, as applicable, continues to lease the entirety of the initial Premises (excluding Floor 61). For purposes of this Lease, Tenant's Outdoor Area, Tenant's Lobby Area, the Lobby/Retail Corridor, Tenant's Elevators, the area located on the ground floor of the Building where the Freight Elevators are located, Tenant's Bicycle Room (if any) and any other portions of the Common Areas made available for exclusive use by Tenant, shall be referred to herein as "Tenant's Common Areas".
ARTICLE 2

LEASE TERM; OPTION TERM(S)
2.1    Initial Lease Term. The TCCs and provisions of this Lease shall be effective as of the Effective Date. The term of this Lease with respect to each Phase of the Premises (each the applicable "Lease Term") shall be the period commencing on the Lease Commencement Date (as defined below) for such Phase of the Premises and ending on the Lease Expiration Date (as defined below) for such Phase of the Premises. The term of the Lease Term shall commence with respect to each Phase of the Premises on the applicable date set forth in Section 3.2 of the Summary for such Phase of the Premises (each, the applicable "Lease Commencement Date"). The Lease Term with respect to each Tranche of the Premises shall terminate on the date set forth in Section 3.3 of the Summary as the Lease Expiration Date with respect to such Tranche (each, the applicable "Lease Expiration Date") unless this Lease is sooner terminated as hereinafter provided. If Landlord is unable for any reason to deliver possession of the Premises to Tenant on any specific date, then, except as expressly set forth in this Lease and/or the Work Letter, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder. Promptly following each Lease Commencement Date, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto ("Commencement Letters"), as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within thirty (30) days of receipt thereof. If Tenant fails to sign and return a particular Commencement Letter to Landlord within thirty (30) days of its receipt from Landlord, the Commencement Letter as sent by Landlord shall be deemed to have correctly set forth the matters addressed in it. If Landlord fails to deliver a Commencement Letter to Tenant within thirty (30) days after a particular Lease Commencement Date, Tenant shall be permitted to prepare and send to Landlord such particular Commencement Letter. If Landlord fails to sign and return a particular Commencement Letter to Tenant within thirty (30) days of its receipt from Tenant, the Commencement Letter as sent by Tenant shall be deemed to have correctly set forth the matters addressed in it.

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2.2    Option Term(s).
2.2.7    Option Right. Landlord hereby grants the Original Tenant and its Permitted Transferee Assignee, two (2) options to extend the Lease Term for the applicable portion of the Premises set forth below, the first by a period of seven (7) years, and the second by a period of five (5) years (each an "Option Term"). Such option shall be exercisable only by "Notice" (as that term is defined in Section 29.18 of this Lease) delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such Notice, Tenant is not then in default under this Lease (beyond the applicable notice and cure periods). Tenant shall have the right to exercise the extension options as to all or a portion of the applicable Tranche then leased by Tenant under this Lease, provided that, if Tenant exercises an option with respect to less than the entire applicable Tranche (the "Reduced Tranche"), then (i) Tenant must exercise such option as to at least eight (8) full floors (i.e., Tenant may not exercise the Option with respect to a partial floor), but all of the office space demised to Tenant on any floor of the Building (excluding the P-1 Space) shall constitute one (1) full floor, and (ii) with the exception of the P-1 Space, the Retail Space and Floor 61 (which Tenant may include in its exercise of an option for less than the entire Tranche at the time of Tenant's renewal of Tranche 1, or any permitted portion thereof), the remainder of the floors must be contiguous and must include, as to Tranche 1, the lowest full floor in the Building then leased by Tenant and, as to Tranche 2, must include the highest full floor in the Building in Tranche 2 contiguous to Tranche 1. If Tenant exercises an extension option with respect to less than the entire Tranche pursuant to the prior sentence, then for purposes of the remainder of this Section 2.2, Exhibit G, and during the period from and after the commencement of the applicable Option Term, the term "Premises" shall mean the Premises as so reduced. Upon the proper exercise of such option to extend, and provided that, at Landlord's election, as of the end of the then applicable Lease Term, Tenant is not then in default under this Lease (beyond the applicable notice and cure periods), then the Lease Term shall be extended independently for each Tranche for a period of seven (7) years or five (5) years, as applicable (i.e., the Lease Expiration Date with respect to Tranche 1 and the Lease Expiration Date for Tranche 2 shall each be extended, independently of each other, for a period of seven (7) years for the first Option Term, and five (5) years for the second Option Term). The rights contained in this Section 2.2 shall only be exercised by the Original Tenant or its Permitted Transferee Assignee (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease).
2.2.8    Option Rent. The Rent payable by Tenant during the Option Term (the "Option Rent") shall be equal to the "Market Rent," as that term is defined in, and determined pursuant to, Exhibit G attached hereto, with respect to each Tranche of the Premises as of the commencement of the applicable Option Term for such Tranche, which shall not necessarily be equal to or greater than the Rent in effect immediately prior to the commencement of the Option Term. The calculation of the Market Rent shall be derived from a review of, and comparison to, the "Net Equivalent Lease Rates" of the "Comparable Transactions," as provided for in Exhibit G.
2.2.9    Exercise of Option. The option contained in this Section 2.2 shall be exercised by Tenant, if at all, only in the manner set forth in this Section 2.2. Tenant shall deliver notice (the "Extension Exercise Notice") to Landlord not more than eighteen (18) months nor less than fifteen (15) months prior to the applicable Lease Expiration Date, stating that Tenant is

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exercising its option. Concurrently with such Extension Exercise Notice, Tenant shall deliver to Landlord Tenant's calculation of the Market Rent (the "Tenant's Option Rent Calculation") separately with respect to each of (x) Floor 61 (if applicable), (y) the Retail Space (if applicable) and (z) the remainder of the applicable Tranche. Landlord shall deliver notice (the "Landlord Response Notice") to Tenant on or before the date which is thirty (30) days after Landlord's receipt of the Extension Exercise Notice and Tenant's Option Rent Calculation, stating that (A) Landlord is accepting Tenant's Option Rent Calculation as the Market Rent with respect to each of (1) Floor 61 (if applicable), (2) the Retail Space (if applicable) and/or (3) the remainder of the applicable Tranche, or (B) rejecting Tenant's Option Rent Calculation and setting forth Landlord's calculation of the Market Rent (the "Landlord's Option Rent Calculation") with respect to each of Floor 61 (if applicable), the Retail Space (if applicable) and the remainder of the applicable Tranche. For purposes of clarification, (i) Fair Market Rent shall be separately determined for each of (I) Floor 61 (if applicable), (II) the Retail Space (if applicable) and/or (III) the remainder of the applicable Tranche and (ii) Landlord may or may not accept Tenant’s calculation of Fair Market Rent with respect to any of the Retail Space, Floor 61 and the remainder of the applicable Tranche and reject Tenant’s calculation of Fair Market Rent with respect to the others. Within thirty (30) days of its receipt of the Landlord Response Notice, Tenant may, at its option, accept the Market Rent contained in the Landlord's Option Rent Calculation. For purposes of clarification, Tenant may or may not accept Landlord’s calculation of Fair Market Rent with respect to any of the Retail Space, the sixty-first (61st) floor of the Building and the remainder of the applicable Tranche and reject Tenant’s calculation of Fair Market Rent with respect to the others. If Tenant does not affirmatively accept or Tenant rejects the Market Rent as specified in the Landlord's Option Rent Calculation, the parties shall follow the procedure set forth in Section 2.2.4 below, and the Market Rent shall be determined in accordance with the TCCs of Section 2.2.4 below.
2.2.10    Determination of Market Rent. In the event Tenant timely and appropriately exercises its option to extend the Lease but rejects the Option Rent set forth in the Landlord's Response Notice pursuant to Section 2.2.3, above, then Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement upon the Option Rent applicable to the Option Term on or before the date that is six (6) months prior to the expiration of the Lease Term for the applicable Tranche of the Premises (or, in the case of First Offer Space, within thirty (30) days after Tenant exercises its right to lease the applicable First Offer Space) (as applicable, the "Outside Agreement Date"), then the Option Rent for such particular Phase (or the applicable First Offer Space) shall be determined by arbitration pursuant to the TCCs of this Section 2.2.4. Each party shall make a separate determination of the Option Rent, within thirty (30) days following the Outside Agreement Date, and such determinations shall be binding and shall be submitted to arbitration in accordance with Section 2.2.4.1 through Section 2.2.4.5, below.
2.2.10.1    Landlord and Tenant shall each appoint one arbitrator who shall by profession be a MAI appraiser or real estate broker who shall have been active over the ten (10) year period ending on the date of such appointment in the appraising and/or leasing of first class office properties in the vicinity of the Building. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of

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Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within forty-five (45) days after the Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions (including an arbitrator who has previously represented Landlord and/or Tenant, as applicable). The arbitrators so selected by Landlord and Tenant pursuant to this Section 2.2.4 shall be deemed "Advocate Arbitrators" for purposes of this Section 2.2. If either party fails to timely appoint an Advocate Arbitrator, then the other party may deliver written notice of such failure to the party that failed to timely appoint an Advocate Arbitrator, and if such failure is not cured within five (5) business days following receipt of such written notice, then the Advocate Arbitrator timely appointed by the other party shall determine the Option Rent and such determination shall be binding upon the parties. If either party fails to timely submit its determination of the Option Rent, then the other party shall have the right to deliver a notice to the failed party expressly referencing this Section 2.2.4.1 and the time period for performance hereunder, and if the failed party does not deliver its determination of the Option Rent within three (3) business days following its receipt of such notice, then the determination of the other party timely submitted shall be deemed to be the Option Rent.
2.2.10.2    The two Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator (for purposes of this Section 2.2, the "Neutral Arbitrator") who shall be qualified under the same criteria set forth hereinabove for qualification of the two Advocate Arbitrators except that (i) neither the Landlord or Tenant or either parties' Advocate Arbitrator may, directly, or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance, and (ii) the Neutral Arbitrator cannot be someone who has represented Landlord and/or Tenant or any of their affiliates during the five (5) year period prior to such appointment. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord's counsel and Tenant's counsel. If the two (2) Advocate Arbitrators cannot timely agree upon and appoint a Neutral Arbitrator, then Landlord and Tenant shall each apply to the Presiding Judge of the Superior Court of the County of San Francisco to appoint the Neutral Arbitrator in accordance with the criteria set forth in Section 2.2.4.2.
2.2.10.3    Within ten (10) days following the appointment of the Arbitrator, Landlord and Tenant shall enter into an arbitration agreement (for purposes of this Section 2.2, the "Arbitration Agreement") which shall set forth the following:
2.2.10.3.1    Each of Landlord's and Tenant's best and final and binding determination of the Option Rent exchanged by the parties pursuant to Section 2.2.4, above;
2.2.10.3.2    An agreement to be signed by the Neutral Arbitrator, the form of which agreement shall be attached as an exhibit to the Arbitration Agreement, whereby the Neutral Arbitrator shall agree to undertake the arbitration and render a decision in accordance with the TCCs of this Lease, as modified by the Arbitration Agreement, and shall require the Neutral Arbitrator to demonstrate to the reasonable satisfaction of the parties that the Neutral Arbitrator has no conflicts of interest with either Landlord or Tenant or any of their affiliates;
2.2.10.3.3    Instructions to be followed by the Neutral Arbitrator when conducting such arbitration;

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2.2.10.3.4    That Landlord and Tenant shall each have the right to submit to the Neutral Arbitrator (with a copy to the other party), on or before the date that occurs fifteen (15) days following the appointment of the Neutral Arbitrator, an advocate statement (and any other information such party deems relevant) prepared by or on behalf of Landlord or Tenant, as the case may be, in support of Landlord's or Tenant's respective determination of Option Rent (the "Briefs");
2.2.10.3.5    That within five (5) business days following the exchange of Briefs, Landlord and Tenant shall each have the right to provide the Neutral Arbitrator (with a copy to the other party) with a written rebuttal to the other party's Brief (the "First Rebuttals"); provided, however, such First Rebuttals shall be limited to the facts and arguments raised in the other party's Brief and shall identify clearly which argument or fact of the other party's Brief is intended to be rebutted;
2.2.10.3.6    That within five (5) business days following the parties' receipt of each other's First Rebuttal, Landlord and Tenant, as applicable, shall each have the right to provide the Neutral Arbitrator (with a copy to the other party) with a written rebuttal to the other party's First Rebuttal (the "Second Rebuttals"); provided, however, such Second Rebuttals shall be limited to the facts and arguments raised in the other party's First Rebuttal and shall identify clearly which argument or fact of the other party's First Rebuttal is intended to be rebutted;
2.2.10.3.7    The date, time and location of the arbitration, which shall be mutually and reasonably agreed upon by Landlord and Tenant, taking into consideration the schedules of the Neutral Arbitrator, the Advocate Arbitrators, Landlord and Tenant, and each party's applicable consultants, which date shall in any event be within forty-five (45) days following the appointment of the Neutral Arbitrator;
2.2.10.3.8    That no discovery shall take place in connection with the arbitration, other than to verify the factual information that is presented by Landlord or Tenant;
2.2.10.3.9    That the Neutral Arbitrator shall not be allowed to undertake an independent investigation or consider any factual information other than presented by Landlord or Tenant, except that the Neutral Arbitrator shall be permitted to visit the Project and the buildings containing the Comparable Transactions;
2.2.10.3.10    Tenant shall have the right to present oral arguments to the Neutral Arbitrator at the arbitration for a period of time not to exceed three (3) hours (for purposes of this Section 2.2, "Tenant's Initial Statement");
2.2.10.3.11    Following Tenant's Initial Statement, Landlord shall have the right to present oral arguments to the Neutral Arbitrator at the arbitration for a period of time not to exceed three (3) hours (for purposes of this Section 2.2, "Landlord's Initial Statement");
2.2.10.3.12    Following Landlord's Initial Statement, Tenant shall have up to two (2) additional hours to present additional arguments and/or to rebut the arguments of Tenant (for purposes of this Section 2.2, "Tenant's Rebuttal Statement");

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2.2.10.3.13    Following Tenant's Rebuttal Statement, Landlord shall have up to two (2) additional hours to present additional arguments and/or to rebut the arguments of Tenant;
2.2.10.3.14    That, not later than ten (10) business days after the date of the arbitration, the Neutral Arbitrator shall render a decision (the "Ruling") indicating whether Landlord's or Tenant's submitted Option Rent is closer to the Neutral Arbitrator's determination of what the Fair Market Rent should be for the applicable Phase of the Premises;
2.2.10.3.15    That following notification of the Ruling, Landlord's or Tenant's submitted Option Rent determination, whichever is selected by the Neutral Arbitrator as being closer to the Option Rent shall become the then applicable Option Rent; and
2.2.10.3.16    That the decision of the Neutral Arbitrator shall be binding on Landlord and Tenant.
2.2.10.3.17    If a date by which an event described in Section 2.2.4.3, above, is to occur falls on a weekend or a holiday, the date shall be deemed to be the next business day. If the parties fail to enter into an Arbitration Agreement within ten (10) days following the appointment of the Neutral Arbitrator, then the arbitration shall nonetheless proceed in accordance with this Section 2.2.4 notwithstanding such failure.
2.2.10.4    In the event that the Option Rent shall not have been determined pursuant to the TCCs hereof prior to the commencement of the Option Term, Tenant shall be required to pay the Base Rent then in effect; provided that such amount shall not be lower than the Option Rent initially provided by Tenant to Landlord nor higher than the Option Rent initially provided by Landlord to Tenant (or in the case of First Offer Space, at the Market Rent initially provided by Landlord to Tenant, and upon the final determination of the Option Rent), the payments made by Tenant shall be reconciled with the actual amounts due, and the appropriate party shall make any corresponding payment to the other party within thirty (30) calendar days after the Option Rent has finally been determined.
2.2.10.5    Upon final determination of the Option Rent for each Phase of the Premises, Landlord and Tenant shall execute an amendment reflecting Tenant's exercise of the applicable extension option and the extension of the Lease Term and the Option Rent for such Phase of the Premises as finally determined; provided that the failure of either party to execute such amendment shall not affect the validity of the TCCs of this Lease that apply to the Option Terms.
ARTICLE 3

BASE RENT
Commencing on the Lease Commencement Date with respect to each Phase, Tenant shall commence paying with respect to such Phase (and will thereafter continue to pay with respect to such Phase through the Lease Expiration Date applicable to such Phase), without prior notice or demand, to Landlord at the address or pursuant to the wiring instructions set forth in Section 14 of

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the Summary or to such other address or pursuant to such other wiring instructions as Landlord may from time to time designate in writing, by a check or wire transfer for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 4 of the Summary, payable in equal monthly installments, in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever. If any payment of Rent is for a period which is shorter than one month, the Rent for any such fractional month shall accrue on a daily basis during such fractional month and shall total an amount equal to the product of (i) a fraction, the numerator of which is the number of days in such fractional month and the denominator of which is the actual number of days occurring in such calendar month, and (ii) the then-applicable monthly installment of Base Rent. All other payments or adjustments required to be made under the TCCs of this Lease that require proration on a time basis shall be prorated on the same basis.
ARTICLE 4

ADDITIONAL RENT
4.1    In General. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.5 and 4.2.1, respectively, of this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the TCCs of this Lease, are hereinafter collectively referred to as the "Additional Rent," and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.
4.2    Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:
4.2.4    "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."
4.2.5    "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.
4.2.6    "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair or operation of the Project, or any portion thereof, as determined in accordance with sound real estate management and accounting practices. For purposes of clarification, as to any given type of operating expense such type of Operating Expense shall be included either as paid or as accrued during an Expense Year (but not both as paid and as accrued) and such manner of accounting as to such type of Operating Expense shall be maintained consistently throughout the Lease Term. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities but excluding (A) the cost of electricity consumed in the Premises as shown

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on the "Submetering Equipment" (as that term is defined in Section 6.1.3 below), but not the costs of electricity providing HVAC to the Premises, and (B) the cost of electricity consumed in the premises of other tenants of the Building, but not the costs of electricity providing HVAC to such other premises of the Building; (ii) the cost of operating, repairing, and maintaining the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (iii) the cost of licenses, certificates, permits and inspections and the reasonable cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iv) subject to the TCCs of Section 4.2.3.3, below, the cost of all insurance carried by or carried on behalf of Landlord in connection with the Project, and the commercially reasonable deductible portion of any insured loss otherwise covered by such insurance; (v) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (vi) costs incurred in connection with the parking areas servicing the Project; (vii) fees and other costs, including management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance, and repair of the Project; (viii) payments under any equipment rental agreements and the fair rental value of any management office space (and if such management office is shared with other buildings owned by Landlord and Landlord's affiliates, then such fair rental value shall be equitably prorated between the Building and such other buildings); provided that the size of any such management office space shall be comparable to the size of the management offices of the landlords of the Comparable Buildings, with adjustment where appropriate for the size of the applicable project; (ix) fees paid to Landlord or by Landlord for the management of the Project, and wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons (other than persons generally considered to be higher in rank than the position of a person, regardless of title, who supervises property managers that manage the Project and other projects of Landlord and affiliates of Landlord) engaged in the operation, maintenance and security of the Project; (x) operation, repair and maintenance, of all systems and equipment and components thereof of the Project; (xi) the cost of janitorial, alarm, security and other services, replacement, renovation, restoration and repair of wall and floor coverings, ceiling tiles and fixtures in Common Areas, maintenance, and repair of curbs and walkways, repair to roofs and re-roofing; (xii) amortization of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof (which shall be amortized over its useful life as Landlord shall reasonably determine in accordance with sound real estate management and accounting practices, and which amortization calculation shall include interest at the "Interest Rate," as that term is set forth in Article 25 of this Lease); and (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) that are acquired to cause, in Landlord's good faith judgment, an immediate (i.e., commencing within the first year after completion of such repairs or improvements or installation of such equipment) reduction in other Operating Expenses; or (B) that are incurred due to any new Laws first enacted or made applicable to (y) Phase 1 or the Common Areas after the Phase 1 Lease Commencement Date or (z) with respect to Phase 2, Phase 3, Phase 4, or Phase 5 after the Lease Commencement Date applicable thereto; provided, however, that any capital expenditure shall be amortized with interest at the Interest Rate over the shorter of (Y) its useful life as Landlord shall reasonably determine in accordance with sound real estate management and accounting practices, or (Z) with respect to those items included under item (A)

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above, their recovery/payback period as Landlord shall reasonably determine in accordance with sound real estate management and accounting practices provided such annual amount included in Operating Expenses shall not exceed the amount of Operating Expenses to be saved in each calendar year throughout the Lease Term (as determined at the time Landlord elected to proceed with the capital improvement or acquisition of the capital equipment to reduce Operating Expenses); (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.4, below; and (xv) costs to provide on-site transportation brokerage services, employment brokerage services, and child-care brokerage services pursuant to San Francisco Planning Code Sections 163-165, or other similar or successor ordinances. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:
4.2.6.1    costs, including marketing costs, legal fees, space planners' fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project (including, without limitation, cost of construction of the "Base, Core and Shell" (as defined in the Work Letter), the Common Areas and the Improvements) and the cost of acquiring any transferable development rights, and costs, including permit, license and inspection costs, incurred with respect to the installation of improvements made for tenants or other occupants occupying space in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Project and costs incurred in removing property and improvements of former tenants or other occupants of the Project;
4.2.6.2    except as set forth in items (xii) and (xiii) above, depreciation or amortization of the Project and interest, principal payments, debt service, points, fees, penalties or other debt costs on mortgages and other debt instruments;
4.2.6.3    costs for which the Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier (or which would have been reimbursed by Landlord's insurance carrier if Landlord had maintained the insurance required to be carried by Landlord under this Lease) or any tenant's carrier or by anyone else (except to the extent of commercially reasonable deductibles);
4.2.6.4    any reserves for bad debts, rent loss, capital items, future Operating Expenses or any other purpose;
4.2.6.5    costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and

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other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;
4.2.6.6    salaries, wages, bonuses, and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, parking privileges, life insurance, including group life insurance, welfare, and other fringe benefits, and vacation, holidays, and other paid absence benefits) of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided that, in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel generally considered to be higher in rank than the position of a person, regardless of title, who supervises property managers that manage the Project and other projects of Landlord and affiliates of Landlord;
4.2.6.7    amount paid as ground rental for the Project by the Landlord;
4.2.6.8    overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, unaffiliated third parties on a competitive basis;
4.2.6.9    any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge or parking attendants at the Project shall be includable as an Operating Expense;
4.2.6.10    rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project;
4.2.6.11    all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;
4.2.6.12    costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;
4.2.6.13    any costs expressly excluded from Operating Expenses elsewhere in this Lease;
4.2.6.14    rent for any office space occupied by Project management personnel other than as set forth in item (vii) above;
4.2.6.15    costs to the extent arising from the gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

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4.2.6.16    expenses and costs relating in any way whatsoever to the identification, testing, monitoring and control, encapsulation, removal, replacement, repair, or abatement of any "Hazardous Materials" (as that term is defined in Section 29.33 below) or mold (to the extent the same is defined as Hazardous Materials under applicable Law) within the Building or Project (including without limitation the costs of compliance with San Francisco Health Code Article 22A);
4.2.6.17    costs, fines, penalties, or interest incurred due to a violation of Laws or the TCCs of any lease by Landlord or any other tenant in the Project;
4.2.6.18    costs of repairs or other work occasioned by fire, windstorm, or other casualty, whether or not Landlord carries such insurance (except for any commercially reasonable insurance deductible which such deductibles shall be included in the definition of Operating Expenses);
4.2.6.19    costs incurred by Landlord for alterations, additions, and replacements which are considered capital expenditures under sound real estate management and accounting practices, consistently applied, except to the extent expressly set forth in item (xi), (xii) and (xiii) above;
4.2.6.20    to the extent the Base, Shell and Core relating to the entire Premises is not in compliance with Laws as of the Final Condition Date (as defined in the Work Letter), the costs of bringing the Base, Shell and Core relating to the entire Premises into compliance with Laws;
4.2.6.21    to the extent the Common Areas are not in compliance with Laws as of the date Landlord receives a CofO (as defined in the Work Letter) for the Base, Shell and Core, the costs of bringing the Common Areas into compliance with Laws;
4.2.6.22    to the extent the Base Building Systems relating to the entire Premises are not in good condition and repair as of the Final Condition Date, and Landlord discovers or is informed of such condition on or before the date that is sixty (60) days after the Phase 1 Lease Commencement Date, the cost of bringing the Base Building Systems relating to the applicable Phase into good condition and repair;
4.2.6.23    costs of causing the Base Building to comply with 2010 California and San Francisco Building Codes if and to the extent required by applicable Laws;
4.2.6.24    repairs or other work paid for through condemnation proceeds;
4.2.6.25    repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials, or workmanship of the Project;
4.2.6.26    fees and penalties, including interest, incurred by Landlord due to violation by Landlord or any other tenant or occupant of the Building of applicable Laws,

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the TCCs of any lease, ground lease, mortgage or deed of trust, or other covenants, conditions or restrictions encumbering the Building or the Land;
4.2.6.27    brokerage commissions, attorneys' and accountants' fees related thereto, loan brokerage fees, closing costs, interest charges and other similar costs incurred in connection with the sale, refinancing, mortgaging, or selling, or change of ownership of the Project;
4.2.6.28    all costs incurred by Landlord in connection with any dispute relating to the Landlord's title to or ownership of the Project or any portion thereof;
4.2.6.29    contributions to political or charitable organizations;
4.2.6.30    costs of correcting defects in the Building, and the Common Areas of the Project, or the equipment used therein and the replacement of defective equipment to the extent such costs are covered by warranties of manufacturers, suppliers or contractors, or are otherwise borne by parties other than Landlord, except that conditions resulting from ordinary wear and tear will not be deemed defects for the purpose of this category;
4.2.6.31    interest and penalties due to late payments of taxes and utility bills or any other obligations;
4.2.6.32    any damage and repairs covered under any insurance policy carried by, or required to be carried by, Landlord;
4.2.6.33    the costs of any "tenant relations" parties, events or promotions;
4.2.6.34    costs incurred in installing, operating and maintaining any specialty improvement not normally installed, operated and maintained in projects comparable to the Building, including, without limitation, an observatory, luncheon club, or athletic or recreational facilities, but not including the Pedestrian Bridge, Mission Square or the Gondola;
4.2.6.35    costs and expenses of providing HVAC service to other tenant spaces in the Building during non-Building Hours;
4.2.6.36    costs and expenses to provide janitorial service, water, gas, fuel, steam, lights, sewer service and other utilities to other tenants or occupants of the Building materially in excess of amounts available to Tenant at no direct cost to Tenant (other than as a Direct Expense);
4.2.6.37    costs for janitorial services for any rentable area in the Premises to the extent Tenant provides such services to the Premises at its own cost;
4.2.6.38    expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building;

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4.2.6.39    advertising or promotional expenditures, and the costs of acquiring and installing signs in or on any of the Building identifying the owner of the Building or any other tenant or occupant of the Building;
4.2.6.40    costs of any mitigation fees, impact fees, subsidies, tap-in fees, development fees, connection fees or similar one time charges or costs (however characterized), including without limitation, any Downtown Park Fee, pursuant to San Francisco Planning Code Section 412, any Jobs-Housing Linkage Program contribution, pursuant to San Francisco Planning Code Section 413, any Transit Impact Development Fee, pursuant to San Francisco Planning Code Section 411, any Transit Center District Open Space Fee, pursuant to San Francisco Planning Code Section 424.6, any Transit Center District Transportation and Street Improvement Fee, pursuant to San Francisco Planning Code Section 424.7, and any fees for monitoring compliance with conditions of approval of the Project, pursuant to San Francisco Planning Code Section 351(e)(1);
4.2.6.41    cost of any repairs to the Premises, the Building or the Project made necessary by any negligence or willful misconduct of Landlord or any of its assignees, employees, or invitees, or their respective agents, representatives, contractors, or other persons permitted in or invited to the Premises or the Project by Landlord;
4.2.6.42    insurance premiums paid by Landlord to the extent (i) the scope of coverage provided by such policy materially exceeds the scope of coverage then being carried by landlords of the Comparable Buildings, or (ii) the type of insurance provided by such policy is not generally being carried by the landlords of the Comparable Buildings; provided, however, the foregoing limitation shall not apply to the extent (A) required by this Lease, (B) the liability insurance required to be carried by Landlord under the Mission Square Easement agreement (the "Landlord's Mission Square Liability Insurance"), and (C) terrorism insurance carried by Landlord, or on behalf of Landlord by the TJPA, as required by the agreement in existence as of the Effective Date between the TJPA and Landlord or Landlord's affiliate ("TJPA Required Terrorism Insurance");
4.2.6.43    except as set forth in Section 4.2.3(xiii) above, costs relating to the repair of structural portions of the roof, foundations, floors and exterior walls and all structural seismic upgrading costs;
4.2.6.44    costs of construction of any "observation" deck, public open space, public parks, or other portion of the Project (or any other property) open to the general public; and
4.2.6.45    costs of maintenance, repair and operation of any "observation" deck, public open space (other than the Common Areas), public parks (other than the Common Areas) or other portion of the Project (or any other property) open to the general public (other than the Common Areas); provided, however, the foregoing restriction shall not restrict Landlord's ability to include any of the foregoing as Tax Expenses if the same are imposed in the form of a tax, assessment or cost-sharing arrangement that otherwise falls within the definition of Tax Expenses.

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Tenant shall pay to Landlord a management fee for the management of the Project equal to "Tenant's Management Fee" (defined herein below). In no event shall Tenant be obligated to pay (as part of Operating Expenses, or otherwise), in any Expense Year, fees payable to, or payable by, Landlord for management of the Project in excess of Tenant's Management Fee. For purposes of this Section 4.2.3, the term "Tenant's Management Fee" shall be mean an amount, determined with respect to each Expense Year, equal to three percent (3%) of the sum of (i) the sum of Tenant's annual Base Rent obligations under this Lease, and the parking fees and charges paid by Tenant at the Project under this Lease and (ii) Tenant's Share of Direct Expenses under this Lease (with item (ii) adjusted and grossed up in accordance with the next paragraph, below, to reflect a one hundred percent (100%) occupancy of the Project with all tenants paying full rent, as contrasted with free rent, half-rent and the like), but items (i) and (ii) shall exclude all base rent and parking charges and fees payable by other tenants and shall exclude the cost of after-hours services or utilities payable directly to Landlord by Tenant or by tenants of the Project (and not payable as part of Direct Expenses) and shall exclude revenues received from telecommunications, fiber and similar providers who are not tenants of the Building.
If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least one hundred percent (100%) occupied during all or a portion of any Expense Year, Landlord may elect to make an appropriate adjustment to the components of Operating Expenses that vary with the occupancy of the Project and the components of Tax Expenses that vary with occupancy (e.g., a gross receipts tax or taxes related to tenant improvements), generally in accordance with the methods used by owners of Comparable Buildings. By way of example, (A) utilities, salaries (engineering and administrative) and janitorial can be subject to such adjustment and (B) Landlord's insurance would not be subject to such adjustment. Except with respect to the Management Fee, in no event shall any adjustments to Operating Expenses and Tax Expenses in any calendar year result in Landlord receiving from Tenant and other tenants more than one hundred percent (100%) of the cost of the actual Operating Expenses and Tax Expenses paid by Landlord in any such calendar year. Landlord shall not (X) make a profit by charging items to Operating Expenses that are otherwise also charged separately to others and (Y) subject to Landlord's right to adjust the components of Operating Expenses described above in this paragraph, collect Operating Expenses from Tenant and all other tenants in the Building in an amount in excess of what Landlord incurs for the items included in Operating Expenses.
Landlord agrees that, if Tenant so elects and appoints a representative (the "Tenant Facility Coordinator"), Landlord shall permit the Tenant Facility Coordinator, upon request, to review (but not approve or disapprove) the annual budget for Direct Expenses, Landlord's gross-up calculations pursuant to this Lease, and proposed capital expenditures and Landlord will meet with the Tenant Facility Coordinator on approximately a quarterly basis regarding Direct Expenses.
4.2.7    Taxes.

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4.2.7.1    "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof (including, without limitation, the land upon which the Building and the Parking Structure are located). If, for any tax fiscal year, the Project is not separately assessed, but is assessed jointly with other property, then Landlord shall equitably apportion such Taxes Expenses for such tax fiscal year based upon allocable tax basis among the properties jointly assessed.
4.2.7.2    Tax Expenses shall include, without limitation: (i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies, including, without limitation, as relates to the Transit Center District Mello Roos Community Facilities District and the Community Benefits District in which the Project is located; (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (v) all of the real estate taxes and assessments imposed upon or with respect to the Building and all of the real estate taxes and assessments imposed on the land and improvements comprising the Project. All assessments which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law (except to the extent inconsistent with the general practice of landlords of the Comparable Buildings).
4.2.7.3    Any reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Refunds

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of Tax Expenses shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Tax Expenses under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Tax Expenses pursuant to the TCCs of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.4, there shall be excluded from Tax Expenses (i) any excess profits taxes, franchise taxes, gift taxes, inheritance and succession taxes, estate taxes, documentary transfer taxes, federal or state income taxes, corporate, capital stock or capital gains taxes, penalties incurred as a result of Landlord's failure to pay taxes or to file any tax or informational returns and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease, (iv) any interest and penalties resulting from failure to timely pay Tax Expenses, (v) any delinquent Tax Expenses for any period prior to the first Expense Year regardless of when actually paid and (vi) any of the items described in Section 4.2.3.4. In addition to the foregoing, at Landlord's sole option, Tax Expenses shall exclude the value of tenant improvements in other tenants' premises (as opposed to "Base Building" improvements, as that term is defined in Section 8.2 of this Lease), as allocated to such other tenants on the assessment and assessed for real property tax purposes at a valuation higher than Seventy Dollars and No/100 ($70.00) per RSF (the "Building Standard Improvement Value").
4.2.7.4    Notwithstanding anything to the contrary set forth in this Lease, only Landlord may institute proceedings to reduce Tax Expenses and the filing of any such proceeding by Tenant without Landlord's consent shall constitute a default by Tenant. Tenant may request from Landlord whether or not Landlord intends to file an appeal of any portion of Tax Expenses which are appealable by Landlord (the "Appealable Tax Expenses") for any tax fiscal year. Landlord shall deliver written notice to Tenant within ten (10) days after such request indicating whether Landlord intends to file an appeal of Appealable Tax Expenses for such tax fiscal year. If Landlord indicates that Landlord will not file an appeal of such Tax Expenses, then Tenant may provide Landlord with written notice ("Appeals Notice") at least thirty (30) days prior to the final date in which an appeal must be filed, requesting that Landlord file an appeal. Upon receipt of the Appeals Notice, Landlord shall promptly file such appeal and thereafter Landlord shall diligently prosecute such appeal to completion. Tenant may at any time in its sole discretion direct Landlord to terminate an appeal it previously elected pursuant to an Appeals Notice. In the event Tenant provides an Appeals Notice to Landlord and the resulting appeal reduces the Tax Expenses for the tax fiscal year in question as compared to the original bill received for such tax fiscal year and such reduction is greater than the costs for such appeal, then the costs for such appeal shall be included in Tax Expenses and passed through to the tenants of the Building. Alternatively, if the appeal does not result in a reduction of Tax Expenses for such tax fiscal year or if the reduction of Tax Expenses is less than the costs of the appeal, then Tenant shall reimburse Landlord, within thirty (30) days after written demand, for any and all costs reasonably incurred by Landlord which are not covered by the reduction in connection with such appeal. Tenant's failure to timely deliver an Appeals Notice

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shall waive Tenant's rights to request an appeal of the applicable Tax Expenses for such tax fiscal year. In addition, Tenant's obligations to reimburse Landlord for the costs of the appeal pursuant to this Section shall survive the expiration or earlier termination of this Lease in the event the appeal is not concluded until after the expiration or earlier termination of this Lease. Upon request, Landlord agrees to keep Tenant apprised of all tax protest filings and proceedings undertaken by Landlord to obtain a reduction or refund of Tax Expenses.
4.2.8    "Tenant's Share" shall mean the percentage set forth in Section 6 of the Summary as to each Phase of the Premises. Tenant's Share shall be increased as of the Lease Commencement Date for a particular Phase by the percentage set forth in Section 6 of the Summary next to such Phase. As of the Lease Expiration Date for each Phase, Tenant's Share shall be decreased as of such Lease Expiration Date by the percentage set forth in Section 6 of the Summary next to such Phase.
4.3    Cost Pools. The parties acknowledge that certain of the costs and expenses incurred in connection with the Project (i.e., the Direct Expenses) should be separately allocated to the office space and the retail space. Direct Expenses shall be allocated between the office space and retail space (each, a "Cost Pool") based on the estimated benefit derived by the space which is the subject of the Cost Pool, and such allocations shall be reasonably determined by Landlord. The Retail Space shall be included in the office space Cost Pool. Accordingly, Direct Expenses shall be charged to the retail space and office space by virtue of the creation of Cost Pools. Direct Expenses and Tax Expenses which apply equally to the retail space and the office space (such as Landlord's insurance costs), as reasonably determined by Landlord, shall be allocated to the office space Cost Pool and the retail space Cost Pool based on the square footage of each of those spaces, respectively, compared to the total square footage of the Building. Any costs allocated to a Cost Pool (e.g., the retail space Cost Pool) which does not include a portion of the Premises shall be excluded from the definition of Direct Expenses for the purposes of this Lease.
4.4    Calculation and Payment of Additional Rent. Tenant shall pay to Landlord, in the manner set forth in Sections 4.4.1 and 4.4.2, below, and as Additional Rent, an amount equal to Tenant's Share of Direct Expenses for each Expense Year.
4.4.1    Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall give to Tenant on or before May 1 following the end of each Expense Year, a statement (the "Statement") which shall state in general major categories the Direct Expenses incurred or accrued for the particular Expense Year, and which shall indicate the amount of Tenant's Share of Direct Expenses. Upon request from Tenant, Landlord shall provide more detailed information with respect to the expenses incurred by Landlord with respect to any of the general major categories. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, within thirty (30) days after receipt of the Statement, the full amount of Tenant's Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Direct Expenses," as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant's Share of Direct Expenses (an "Excess"), Tenant shall receive a credit in the amount of such Excess against Rent next due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not

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prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, if Tenant's Share of Direct Expenses is greater than the amount of Estimated Direct Expenses previously paid by Tenant to Landlord, Tenant shall, within thirty (30) days after receipt of the Statement, pay to Landlord such amount, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant's Share of Direct Expenses (again, an Excess), Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of such Excess. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the immediately preceding sentence, Tenant shall not be responsible for Tenant's Share of any Direct Expenses attributable to any Expense Year which are first billed to Tenant more than eighteen (18) months following the expiration of any Expense Year (i.e. June 30 of the second year following the Expense Year), provided that in any event Tenant shall be responsible for Tenant's Share of Direct Expenses which (x) were levied by any governmental authority or by any public utility companies, and (y) Landlord had not previously received an invoice therefor and which are currently due and owing (i.e., costs invoiced for the first time regardless of the date when the work or service relating to this Lease was performed), at any time following the Lease Expiration Date which are attributable to any Expense Year.
4.4.2    Statement of Estimated Direct Expenses. In addition, prior to March 1 of each calendar year of the Lease Term, Landlord shall give Tenant a yearly expense estimate statement (the "Estimate Statement") for such calendar year which shall set forth, in general major categories, Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Tenant's Share of Direct Expenses (the "Estimated Direct Expenses"). Upon request from Tenant, Landlord shall provide more detailed information with respect to the expenses incurred by Landlord with respect to any of the general major categories. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Additional Rent under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement theretofore delivered to the extent necessary; provided that Landlord may not revise the Estimate Statement more than once in any Expense Year. Thereafter, Tenant shall pay, within thirty (30) days after receipt of the Estimate Statement, a fraction of the Estimated Direct Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the second to last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Direct Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant. Throughout the Lease Term Landlord shall maintain books and records with respect to Direct Expenses in accordance with generally accepted real estate accounting and management practices, consistently applied.
4.5    Taxes and Other Charges for Which Tenant Is Directly Responsible.
4.5.1    Tenant shall be liable for and shall pay before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about

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the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.
4.5.2    If the tenant improvements in the Premises (as opposed to the Base Building), whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof ("Assessed Tenant Improvements"), are assessed for real property tax purposes at a valuation higher than the Building Standard Improvement Value, then, at Landlord's sole option, the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above. In addition, to the extent that during the Lease Term Tenant is the only tenant of the Building that is leasing space under a lease with a lease term that has commenced (such period to be known as the "Sole Lease Period"), then, at Landlord's sole option, the Tax Expenses during the Sole Lease Period levied against Landlord or the property attributable solely to the Assessed Tenant Improvements shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.
4.5.3    Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.
4.6    Landlord's Books and Records. Landlord shall maintain for a period of at least three (3) years following the end of the calendar year to which they pertain, books and records relating to all Direct Expenses for such calendar year. Within one (1) year after receipt of a Statement by Tenant (the "Review Period"), if Tenant disputes the amount of Direct Expenses set forth in the Statement, an independent certified public accountant (with no requirement that such independent certified public accountant be employed by a nationally or regionally recognized certified public accounting firm), which is not working on a contingency fee basis, designated and paid for by Tenant ("Tenant's Accountant"), may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records with respect to the Statement at Landlord's offices, provided that Tenant is not then in default wither respect to the payment of Base Rent and/or Direct Expenses under this Lease and Tenant has paid all amounts required to be paid under the applicable Estimate Statement and Statement, as the case may be (provided that Tenant may pay such amounts under protest). In connection with such inspection, Tenant and Tenant's agents must agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records, and shall

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execute a commercially reasonable confidentiality agreement regarding such inspection. The inspection shall be completed within sixty (60) days following the date Landlord makes such records available for review. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within the Review Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made by an independent certified public accountant who has not represented Landlord or Tenant or any of their affiliates in the preceding five (5) years (the "Accountant") selected by Landlord and subject to Tenant's reasonable approval, and such determination by the Accountant shall be binding on Landlord and Tenant; provided that if the final determination ( as agreed upon by the parties or as determined by the Accountant) proves that Direct Expenses were overstated by more than three percent (3%), then the cost of Tenant's Accountant shall be paid for by Landlord. If an Accountant is hired, then Landlord and Tenant shall each pay fifty percent (50%) of the cost of the Accountant. If such final determination reflects that Tenant has overpaid Tenant's Share of Direct Expenses for the period in question, then Landlord shall credit such excess to Tenant's next payment of Base Rent and Direct Expenses. If such final determination reflects that Tenant has underpaid Tenant's Share of Operating Expenses, Tenant shall promptly pay such additional Direct Expenses to Landlord within thirty (30) days after such determination. Tenant hereby acknowledges that Tenant's sole right to inspect Landlord's books and records and to contest the amount of Direct Expenses payable by Tenant shall be as set forth in this Section 4.6, and Tenant hereby waives any and all other rights pursuant to applicable law to inspect such books and records and/or to contest the amount of Direct Expenses payable by Tenant.
ARTICLE 5

USE OF PREMISES
5.1    Permitted Use. Tenant shall use the Office Space solely for the Permitted Office Use and the Retail Space solely for the Permitted Retail Use, each as set forth in Section 7 of the Summary and Tenant shall not use or permit the Office Space, Retail Space or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole and absolute discretion.
5.2    Prohibited Uses. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization, excluding the Wellness Center (as that term is defined in Section 5.5 below); (iv) radio and/or television stations; or (v) retail or restaurant uses (other than the Permitted Retail Use in the Retail Space and food service for Tenant and Tenant's employees and invitees). Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations (as defined in Section 29.39 below); or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project, including, without limitation,

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any "Environmental Laws" (as defined below) (collectively, "Laws"); Tenant shall not do or permit anything to be done in or about the Premises which will in any material way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Notwithstanding the foregoing provisions of this Section 5.2 to the contrary, Tenant need not comply with any Laws so long as Tenant is contesting the validity thereof or the applicability thereof in accordance with the remainder of this Section 5.2. Tenant, at its expense, after notice to Landlord, may contest by appropriate proceedings prosecuted diligently and in good faith, the validity or applicability of any Laws with which Tenant is responsible for compliance hereunder, provided that (a) the condition which is the subject of such contest does not pose a danger to persons or property, (b) the certificate of occupancy or other occupancy permit for the Premises or the Project is neither subject to being suspended nor threatened to be suspended by reason of non-compliance or otherwise by reason of such contest, and (c) Landlord is not subject to criminal penalty or to prosecution for a crime by reason of Tenant's non-compliance or otherwise by reason of such contest.
5.3    Child Care Facility. Landlord and Tenant acknowledge that Tenant, at Tenant's sole cost and expense, may desire to designate a portion of the Premises consisting of no more than forty thousand three hundred seventeen (40,317) RSF for the operation of a child care facility (the "Child Care Facility"), subject to receipt of all applicable governmental approvals and compliance with all applicable Laws. The Child Care Facility shall be for the exclusive use of (i) Tenant, Tenant's employees (including Tenant's employees who work at locations other than the Project), Transferees and Incubator Transferees, (ii) other tenants and subtenants of the Building, and (iii) the public, but as to the public, only to the extent required or requested by the City of San Francisco (the "City") or another governmental authority (collectively, the "Child Care Users"). If Tenant elects to operate the Child Care Facility, then Landlord shall use commercially reasonable efforts to cooperate with Tenant to obtain all governmental approvals required for operation of the Child Care Facility, to the extent Landlord's cooperation is required as owner of the Building. Tenant or Tenant's third party operator of the Child Care Facility (either to be known as the "Child Care Provider") shall use commercially reasonable efforts to notify all Child Care Users that Landlord is not responsible for, nor affiliated with, the operation of the Child Care Facility. Landlord shall have no responsibility with respect to the quality, care or services provided by the Child Care Facility, or for any acts or omissions of any Child Care Provider in connection with the operation of the Child Care Facility, except to the extent caused by the negligence or willful misconduct of Landlord or the Landlord Parties. Furthermore, Tenant hereby agrees that the Landlord Parties shall not be liable for, and are hereby released from any responsibility for any loss, cost, damage, expense or liability, either to person or property, arising from the use of the Child Care Facility by any Child Care Users, except to the extent caused by the negligence or willful misconduct of Landlord or the Landlord Parties. The right to operate the Child Care Facility in the Premises pursuant to this Section 5.3 is personal to (A) the Original Tenant, (B) any assignee of Tenant's interest in this Lease, (C) any Transferee subleasing at least 200,000 RSF of the Premises, including the Child Care Facility, and (D) any third-party who enters into a sublease with Tenant of solely the portion of the Premises consisting of the Child Care Facility in order to operate the Child Care Facility on behalf of Tenant. If Tenant sublets all or any portion of the Premises, then as to the portion of the Premises sublet, upon such subletting and until the expiration of such sublease, the right to operate the Child

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Care Facility in such portion of the Premises shall simultaneously terminate and be of no further force or effect.
5.4    Tenant's Dogs.
5.4.4    In General. Subject to the provisions of this Section 5.4, and the Rules and Regulations, Tenant shall be permitted to bring up to a total of ten (10) non-aggressive, fully domesticated fully-vaccinated, dogs into the Premises (which dogs are owned by Tenant or an officer or employee of Tenant) ("Tenant's Dogs"). Tenant's Dogs shall not include service animals (as defined under applicable Laws and accompanying guidelines) and this Section 5.4 shall not be applicable to such service animals. Tenant's Dogs must be on a leash while in any area of the Project outside of the Premises. Within three (3) business days following Tenant's receipt of Landlord's request, Tenant shall provide Landlord with reasonable satisfactory evidence showing that all current vaccinations have been received by Tenant's Dogs. Tenant's Dogs shall not be brought to the Project if such dog is ill or contracts a disease that could potentially threaten the health or wellbeing of any tenant or occupant of the Building (which diseases may include, but shall not be limited to, rabies, leptospirosis and lyme disease). While in the Building, Tenant's Dogs must be taken directly to/from the Premises and Tenant shall use the Freight Elevators to bring Tenant's Dogs to/from the Premises, using the access route shown on Exhibit A-7 attached hereto. At any time that Tenant is no longer leasing the Retail Space, Landlord shall provide a reasonable alternate access route to be used to take Tenant's Dogs to/from the Premises, which shall not include access through the main lobby of the Building. Tenant shall not permit any objectionable dog related odors to emanate from the Premises, and in no event shall Tenant's Dogs be at the Project overnight. All bodily waste generated by Tenant's Dogs in or about the Project shall be promptly removed and disposed of in trash receptacles designated by Landlord, and any areas of the Project affected by such waste shall be cleaned and otherwise sanitized. No Tenant's Dog shall be permitted to enter the Project if such Tenant's Dog previously exhibited dangerously aggressive behavior. Notwithstanding the foregoing, Landlord shall have the right, at any time, to prevent particular dogs from entering or accessing the Premises if such dogs are in violation of the terms of this Section 5.4, have previously been in violation of one or more of the TCCs of this Section 5.4, or Landlord has received a complaint from any tenant regarding damage, disruption or nuisance caused by such dog in the Building or the Project, which complaint is, in Landlord's reasonable business judgment, legitimate and not intended solely to harass or frustrate Tenant's use and occupancy of the Premises or Tenant's right to bring Tenant's Dogs into the Premises in accordance with this Section 5.4.
5.4.5    Costs and Expenses. Tenant shall pay to Landlord, within ten (10) business days after demand, all costs incurred by Landlord in connection with the presence of Tenant's Dogs in the Building, Premises or Project, including, but not limited to, janitorial, waste disposal, landscaping, signage, repair, and legal costs and expenses. In the event Landlord receives any verbal or written complaints from any other tenant or occupant of the Project in connection with health-related issues (e.g., allergies) related to the presence of Tenant's Dogs in the Premises, the Building or the Project, Landlord and Tenant shall promptly meet and mutually confer, in good faith, to determine appropriate mitigation measures to eliminate the causes of such complaints (which mitigation measures may include, without limitation, additional and/or different air filters to be

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installed in the Premises HVAC system, or elsewhere in the Building), and Tenant shall cause such measures to be taken promptly at its sole cost or expense.
5.4.6    Indemnity. The indemnification provisions of Article 10 of this Lease shall apply to any claims relating to any of Tenant's Dogs.
5.4.7    Rights Personal to Original Tenant. The right to bring Tenant's Dogs into the Premises pursuant to this Section 5.4 is personal to the Original Tenant and its Permitted Transferees. If Tenant assigns the Lease or sublets all or any portion of the Premises, then, as to the entire Premises, upon such assignment, or, as to the portion of the Premises sublet, upon such subletting and until the expiration of such sublease, the right to bring Tenant's Dogs into such portion the Premises shall simultaneously terminate and be of no further force or effect.
5.5    Wellness Center. Landlord and Tenant acknowledge that Tenant, at Tenant's sole cost and expense, may desire to designate a portion of the Premises consisting of no more than twenty-six thousand (26,000) RSF for the operation of a corporate sponsored wellness center (the "Wellness Center"), subject to receipt of all applicable governmental approvals and compliance with all applicable Laws, including without limitation "OSHPAD" (defined below), to the extent applicable to the Wellness Center, and the requirements of the Health Insurance Portability and Accountability Act of 1996 and codified at 45 C.F.R. parts 160 and 164 to the extent applicable to the Wellness Center. The Wellness Center shall be for the exclusive use of Tenant, Tenant’s employees (including Tenant's employees who work at locations other than the Project), Transferees and Incubator Transferees (collectively, the "Wellness Center Users") and otherwise Tenant shall not make the Wellness Center available to other tenants or occupants of the Building (or their employees) or to members of the general public. Tenant or Tenant's third party operator of the Wellness Center (either to be known as the "Wellness Center Provider") shall use commercially reasonable efforts to notify all Wellness Center Users that Landlord is not responsible for, nor affiliated with, the operation of the Wellness Center. Landlord shall have no responsibility with respect to the quality, care or services provided by the Wellness Center, or for any acts or omissions of any Wellness Center Provider in connection with the operation of the Wellness Center, except to the extent caused by the negligence or willful misconduct of Landlord or the Landlord Parties. Furthermore, Tenant, for Tenant and for all Wellness Center Users and Wellness Center Providers, hereby agrees that the Landlord Parties shall not be liable for, and are hereby released from any responsibility for any loss, cost, damage, expense or liability, either to person or property, arising from the use of the Wellness Center by any Wellness Center Users, except to the extent caused by the negligence or willful misconduct of Landlord or the Landlord Parties. If Tenant elects to operate the Wellness Center, then Landlord shall use commercially reasonable efforts to cooperate with Tenant to obtain all governmental approvals required for operation of the Wellness Center, to the extent Landlord's cooperation is required as owner of the Building. Without limiting the provisions in Sections 5.1 or this Section 5.5 above, Tenant agrees not to engage in or permit the Premises to be used for the practice of radiology or pathology, or to use or maintain any x-ray equipment, machines or devices, radiological or diagnostic imaging equipment, machines or devices (including without limitation any magnetic resonance imaging or computerized tomography equipment) or any other electrical or electromagnetic medical equipment, machines or devices, radiation therapy, nuclear medicine, diagnostic ultrasound, clinical laboratory, or pathology laboratory in the Premises

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without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Tenant specifically agrees that it shall not be permitted to perform any abortion services from the Premises. If any of the services provided from the Wellness Center result in protests or demonstrations at the Project, Tenant shall discontinue such services upon notice from Landlord. Tenant shall not allow any employee to reside in or remain in the Wellness Center on an overnight or in-patient basis. Tenant shall not use any apparatus, machinery or device in or about the Wellness Center which would make any noise or set up any vibration outside of the Premises. All walls, ceilings, floors and doors of any rooms used for examination, diagnosis, testing or therapy shall be properly shielded and shall comply with all applicable Laws. Landlord shall not be liable for, and Tenant shall indemnify, defend and hold harmless Landlord from and against any liabilities, damages, claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising in connection with any failure of the operation of the Wellness Center to comply with any requirements of the California Office of Statewide Health Planning and Development ("OSHPAD") or other similar governmental entities. In the event any compliance with the requirements of OSHPAD or any similar governmental entity is necessary in connection with the operation of the Wellness Center, Tenant shall be solely responsible for the cost of making any alterations or taking other necessary actions to cause such compliance and Landlord shall have no liability in connection therewith. Tenant's obligations under this Section 5.5 are cumulative and in addition to all other obligations of Tenant under this Lease. The right to operate the Wellness Center in the Premises pursuant to this Section 5.5 is personal to (A) the Original Tenant, (B) any assignee of Tenant's interest in this Lease, (C) any Transferee subleasing at least 200,000 RSF of the Premises, including the Wellness Center, and (D) any third-party who enters into a sublease with Tenant of solely the portion of the Premises consisting of the Wellness Center in order to operate the Wellness Center on behalf of Tenant. If Tenant sublets all or any portion of the Premises, then as to the portion of the Premises sublet, upon such subletting and until the expiration of such sublease, the right to operate the Wellness Center in such portion of the Premises shall simultaneously terminate and be of no further force or effect.
ARTICLE 6

SERVICES AND UTILITIES
6.1    Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.
6.1.5    Subject to limitations imposed by applicable Law, Landlord shall provide heating, ventilation and air conditioning ("HVAC") that shall keep the temperature within the Premises between seventy (70) degrees and seventy seven (77) degrees Fahrenheit during Building Hours. The initial Building Hours shall be from 7:00 A.M. to 6:00 P.M. Monday through Friday and from 8:00 A.M. to 1:00 P.M. on Saturdays (collectively, the "Building Hours"), except for the date of observation of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, Christmas Day and, at Landlord's discretion, other locally or nationally recognized holidays (collectively, the "Holidays").
6.1.6    Landlord shall furnish electricity to each floor of the Premises for the operation of Tenant's electrical systems at a connected load of not less than eight (8) watts per usable

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square foot of the Premises for: (i) plug load; (ii) the operation of Tenant's lighting; and (iii) surplus connected load. Following request from Tenant, given prior to the Final Condition Date, Landlord shall cause the Building Systems to furnish to each floor of the Premises an additional connected load of not less than two (2) watts per usable square foot of the Premises (the "Electrical Upgrades"). All of Landlord's costs incurred in performing the Electrical Upgrades shall be Tenant's sole responsibility, provided that such costs shall be deducted from the Tenant Improvement Allowance.
6.1.7    Tenant shall be responsible to directly reimburse Landlord, and not as a part of Operating Expenses, for the cost of all electricity consumed in the Premises for incidental use and lighting shown on a separate submeter (the "Submetering Equipment") installed with respect to each floor of the Premises by Tenant as part of the construction Improvements (the cost of such installation to be deducted from the Improvement Allowance). Tenant may audit Landlord's readings of the Submetering Equipment and Landlord shall deliver reasonably detailed invoices to Tenant reflecting Landlord's reading of the Submetering Equipment and resulting electricity costs.
6.1.8    As part of Operating Expenses, Landlord shall replace lamps, starters and ballasts for Building standard lighting fixtures within the Premises. In addition, as part of Operating Expenses (except as set forth below), Landlord shall replace the lamps, starters and ballasts for Tenant's non Building standard lighting fixtures within the Premises; provided, that the cost of any such replacements, in excess of the cost for Building standard fixtures, shall be paid by Tenant, as Additional Rent, within thirty (30) days of request and receipt of reasonable invoices documenting such excess costs.
6.1.9    Except for the dates of observation of the Holidays, Landlord shall provide janitorial services to the Premises (excluding the Child Care Facility and the Wellness Center) and window washing services in accordance with the specifications set forth on Exhibit F, but in no event shall Landlord be obligated to dispose of or handle any Hazardous Materials, specifically including, without limitation, any medical waste, which Hazardous Materials shall be handled and disposed of by Tenant, at Tenant's sole cost, in a safe and healthful manner, in accordance with all applicable governmental laws, rules and regulations, and in no event shall any Hazardous Materials "pick-up" boxes be located in any Common Area at any time, including, without limitation, any pick-up boxes outside, or hanging on, Tenant's door(s). Upon Tenant's request, Landlord shall provide additional janitorial and cleaning services to the Premises in addition to those set forth on Exhibit F and Tenant shall reimburse Landlord for the actual, out-of-pocket costs incurred by Landlord to provide such additional services.
6.1.10    Landlord shall provide non-attended automatic passenger elevator service twenty-four (24) hours a day, seven (7) days a week, for Tenant's Elevators and the Freight Elevators. If Tenant does not have the exclusive use of Tenant’s Elevators as set forth in Section 1.6 above, then Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours. In addition, irrespective of whether Tenant has the exclusive use of Tenant's Elevators as set forth in Section 1.6 above, Landlord shall provide at least one elevator to the Premises at all times during non-Building Hours. In addition to Tenant's rights to use the Freight Elevators as set forth in Section 1.6 above, Landlord shall provide nonexclusive freight elevator service subject to reasonable scheduling by Landlord.

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6.1.11    Landlord shall provide reasonable access-control services for the Building and in the Parking Structure in a manner materially consistent with the services provided by landlords of the Comparable Buildings. Notwithstanding the foregoing, Landlord shall in no case be liable for personal injury or property damage for any error with regard to the admission to or exclusion from the Building or Project of any person except to the extent caused by the gross negligence or willful misconduct of Landlord in connection with the selection of the vendor hired by Landlord to provide such access control services or in connection with the individuals that Landlord or Landlord's access control vendor allows in the Building (other than the ground floor lobby). In addition to Tenant's rights to install the access gates and access control systems on the ground floor of the Building described in Section 1.5.3 above, Tenant may install access gates, compatible with Landlord's access control system, on the fifth (5th) floor of the Building in the locations shown on Exhibit A-5 separating the lobby of Tenant's Elevators from the remainder of the elevator lobby area on such floor; provided, however, Tenant shall allow any retail tenants on the fifth (5th) floor reasonable access to the Freight Elevators. Landlord agrees that Landlord shall meet and confer with Tenant's security personnel periodically during the Lease Term regarding the security of the Project and Tenant's suggested modifications to Landlord's security procedures; provided, however, any suggestions made by Tenant's security personnel shall not be binding on Landlord and, to the extent Landlord adopts any modifications, Tenant shall be solely responsible for the incremental increase in costs of providing security resulting from such modifications.
6.1.12    Landlord shall provide tepid and cold water at points of supply for the Building.
6.1.13    Landlord shall provide gas at points of supply for the Building.
Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems and with respect to all security regulations and requirements that Landlord may reasonably prescribe for the Project; provided, that, in each instance, such regulations and requirements shall not require Tenant to reduce its occupancy density for the Premises.
6.2    Overstandard Tenant Use. If Tenant uses water in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, including the cost of such additional metering devices. Tenant's use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation. If Tenant desires to use HVAC during non-Building Hours, Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time establish as appropriate, of Tenant's desired use in order to supply such HVAC, and Landlord shall supply such HVAC to Tenant at Landlord's actual cost (which shall be treated as Additional Rent), shall include the costs of the electricity consumed by such HVAC (unless paid for directly by Tenant), the costs of increased

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depreciation and maintenance costs on the Base Building HVAC equipment, and an administration fee comparable to the fee being charged by landlords of Comparable Buildings.
6.3    Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent except as otherwise provided in Section 6.4 or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except as otherwise provided in Section 6.4 or elsewhere in the Lease.
6.4    Abatement Event. If (i) Landlord fails to perform the obligations required of Landlord under the TCCs of this Lease, or (ii) such failure causes all or a portion of the Premises to be untenantable and unusable by Tenant (except to the extent such failure is due to the failure of a utility company to provide electrical power to the Building), Tenant shall give Landlord notice (the "Abatement Notice"), specifying such failure to perform by Landlord (the "Abatement Event"). If Landlord has not cured such Abatement Event within five (5) days after the receipt of the Abatement Notice (or within five (5) days after the date Landlord otherwise had actual knowledge of such Abatement Event as reasonably demonstrated by Tenant), Tenant may immediately abate Rent payable under this Lease for that portion of the Premises rendered untenantable and not used by Tenant, for the period from the commencement of such Abatement Event until the earlier of the date Landlord cures such Abatement Event or the date Tenant recommences the use of such portion of the Premises; provided that if the entire Premises has not been rendered untenantable and unusable by the Abatement Event, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises (which shall be based on a ratio of the square feet of rentable area rendered untenantable and unusable to all of the rentable area leased by Tenant) so rendered untenantable and unusable and not used by Tenant. Notwithstanding the foregoing, in the event there is a disruption of services to the Premises, Landlord agrees to promptly use commercially reasonable efforts to resolve such failure of such services. Such right to abate Rent shall be Tenant's sole and exclusive right to abate Rent as the result of an Abatement Event, but shall not otherwise limit Tenant's remedies for an Abatement Event. Except as provided in this Section 6.4, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.
6.5    Tenant Security System. Tenant shall be entitled to install a separate security system for the Premises and may include, without limitation, key-card systems, access gates, security lighting and video monitoring equipment (including in the ceilings of Tenant's Common Areas and the Common Areas on any full floor of the Building leased by Tenant, subject to Landlord's reasonable approval thereof) ("Tenant's Security System"), either as an Alteration (pursuant to the TCCs of Article 8) or as a part of the initial Improvements being constructed pursuant to the TCCs of Exhibit B; provided, however, (i) Tenant shall ensure that Tenant's Security System is compatible with any security system installed by Landlord, (ii) the plans and specifications for Tenant's Security System shall be subject to Landlord's reasonable approval, and (iii) the installation of Tenant's Security System shall otherwise be subject to the TCCs of Article 8 of this Lease and/or the Work Letter, as applicable. At Tenant's sole cost, Tenant shall be permitted to tie Tenant's Security Equipment into the Building Systems if requested by Tenant provided that (a) Tenant's Security

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Equipment is compatible with the Building Systems and (b) Tenant's Security System does not materially and adversely interfere with the Building Systems. In addition, Tenant shall have the right to contract directly with Landlord's security contractor as well as utilize its own employees or third parties to perform security services within the Premises. Tenant shall at all times provide Landlord with a contact person who can disarm the security system and who is familiar with the functions of Tenant's Security System in the event of a malfunction.
6.6    Fire Stairs. Landlord hereby agrees that Landlord shall not prohibit Tenant from using the fire stairs between the ground floor of the Building and the Premises and between contiguous floors of the Premises for the regular travel of employees between such floors, except to the extent Landlord is otherwise ordered by a governmental entity having jurisdiction over the Premises to so prohibit Tenant from such use. Tenant shall have the right to have such fire stairs, and the door(s) to access such fire stairs on each floor of the Premises, monitored and accessed by a security system installed by Tenant pursuant to Section 6.5 of this Lease. Landlord hereby makes no representation to Tenant as to whether or not the use of the fire stairs between contiguous floors of the Premises for the regular travel of employees between such floors is allowed under applicable Laws. In addition, Landlord will keep the door providing access from the exterior of the Building to the fire doors located nearest to Tenant's Elevators locked and alarmed.
6.7    Supplemental HVAC Units. Notwithstanding anything to the contrary contained in this Lease, at any time during the Lease Term, Tenant shall have the right but not the obligation to install, in accordance with, and subject to, the TCCs set forth in Article 8, below (or in accordance with the Work Letter if installed as part of the Improvements), in the Premises, at Tenant's sole cost and expense, subject to the application of the Improvement Allowance, as applicable, one (1) or more "Supplemental HVAC Units" (defined below) in order to provide Tenant's computer rooms, NOC, data center and/or other area(s) in the Premises with additional heating and cooling capacity. For purposes of clarification, Landlord shall only have a right to approve the manner and location in which Supplement HVAC Unit(s) are installed in the Premises (and Landlord shall not altogether disapprove of installation of Supplement HVAC Unit(s)). As used herein, the term "Supplemental HVAC Unit" shall mean a self-enclosed electric heating and cooling unit installed within the Premises, of the size and tonnage, and having the specifications, approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall have access to and use of a proportionate share of the Building's distributed water (i.e., water not used in the operation of the Base Building) for such facilities and Tenant shall pay to Landlord an amount equal to the actual costs to supply such distributed water, including any increased depreciation of the Building Systems used to supply distributed water. At the end of the Lease Term, at Landlord's option, Tenant shall either: (1) remove, at Tenant's sole cost and expense, any Supplemental HVAC Unit and restore all portions of the Premises and the Building affected by such removal to their condition immediately prior to the installation of such equipment, ordinary wear and tear excepted; or (2) leave any such Supplemental HVAC Unit in place, in which event the Supplemental HVAC Unit shall be the property of Landlord.
ARTICLE 7

REPAIRS

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Landlord shall maintain in good condition and operating order and keep in good repair and condition, in a manner commensurate with the Comparable Buildings and in a clean, safe and neat condition, the structural portions of the Building, including the foundation, floor/ceiling slabs, roof structure (as opposed to roof membrane), curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, stairwells, elevator cabs, men's and women's washrooms, Building mechanical, electrical and telephone closets, and all common and public areas servicing the Building, including the parking areas, landscaping and exterior Project signage (collectively, "Building Structure") and the Base Building mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems which were not constructed by Tenant Parties (collectively, the "Building Systems") and the Common Areas. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use of the Premises in making any repairs or replacements to the Building or the Premises. Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures, equipment, interior window coverings, and furnishings therein, and the floor or floors of the Building on which the Premises is located, in good order, repair and condition at all times during the Lease Term, but such obligation shall not extend to the Building Structure and the Building Systems. Excluding Tenant's self-help rights expressly set forth in this Lease, Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar Law.
ARTICLE 8

ADDITIONS AND ALTERATIONS
8.1    Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the Building Structure portions or the Building Systems or is visible from the exterior of the Building. If Landlord disapproves of any proposed Alterations, Landlord shall respond, in writing, stating the grounds for such disapproval, within ten (10) business days after receipt of Tenant's request for approval of the proposed Alterations. If Landlord fails to respond with its approval or disapproval within ten (10) business days after receipt of Tenant's request, then Tenant may send Landlord a reminder notice setting forth such failure containing the following sentence at the top of such notice in bold, capitalized font at least twelve (12) points in size: "LANDLORD'S FAILURE TO RESPOND TO THIS NOTICE WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN LANDLORD'S DEEMED APPROVAL OF TENANT'S ALTERATION" (the "Reminder Notice"). Any such Reminder Notice shall include a complete copy of Tenant's plans and specification for such Alteration. If Landlord fails to respond within five (5) business days after receipt of a Reminder Notice, then Tenant's Alteration for which Tenant requested Landlord's approval shall be deemed approved by Landlord. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days notice to Landlord, but without Landlord's prior consent, to the extent that such Alterations do not (i) adversely affect the Building Systems or Building Structure, of effect the exterior appearance of the Building, (ii) cost more than One Hundred Thousand and 00/100 Dollars ($100,000.00) for

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a particular job of work, or (iii) require the issuance of a building permit (the "Cosmetic Alterations"). The construction of the initial improvements to the Premises shall be governed by the TCCs of the Work Letter and not the TCCs of this Article 8 and the TCCs of this Article 8 only apply to the construction of improvements by Tenant following the construction of the initial Improvements by Tenant.
8.2    Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable as to the manner in which such Alterations or repairs will be performed, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors reasonably approved by Landlord, and any removal and/or restoration obligations required to be performed pursuant to the TCCs of Section 8.5 of this Lease. If Landlord fails to respond with its approval or disapproval of Tenant's contractors within five (5) business days, then Tenant may send Landlord a reminder notice setting forth such failure containing the following sentence at the top of such request in bold, capitalized font at least twelve (12) points in size: "LANDLORD'S FAILURE TO RESPOND TO THIS NOTICE WITHIN TWO (2) BUSINESS DAYS SHALL RESULT IN LANDLORD'S DEEMED APPROVAL OF TENANT'S CONTRACTOR" (the "Contractor Reminder Notice"). If Landlord fails to respond within two (2) business days after receipt of a Contractor Reminder Notice, then Tenant's contractor for which Tenant requested Landlord's approval shall be deemed approved by Landlord. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do the work from appropriate governmental agencies, the furnishing of a copy of such permit to Landlord prior to the commencement of the work, and the compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. If such Alterations will involve the use of or disturb hazardous materials or substances existing in the Premises, Tenant shall comply with Landlord's rules and regulations concerning such hazardous materials or substances. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable Laws, and pursuant to a valid building permit, issued by the city in which the Building is located (or other applicable governmental authority), all in conformance with Landlord's Construction Rules and Regulation (as defined below). In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building. Since all or a portion of the Project is or may become in the future certified under the LEED rating system (or other applicable certification standard) (all in Landlord's sole and absolute discretion, except as set forth in Section 1.5 of the Work Letter), Tenant expressly acknowledges and agrees that without limitation as to other grounds for Landlord withholding its consent to any proposed Alteration, Landlord shall have the right to withhold its consent to any proposed Alteration in the event that such Alteration invalidates such LEED certification under such LEED rating system; provided, however, Landlord shall reasonably cooperate with Tenant in order to identify alternatives, if any, that would allow Tenant to accomplish the intent of its intended Alternation without invalidating the Project's LEED certification. The "Base Building" shall include the Building Structure and the Building Systems. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to materially obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to materially obstruct the business of Landlord or other tenants in the Project. Tenant

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shall retain any union trades to the extent designated by Landlord. Further, Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Francisco in accordance with Section 8182 of the Civil Code of the State of California or any successor statute and Tenant shall deliver to the property manager a reproducible copy of the "as built" and CAD drawings of the Alterations, to the extent applicable, as well as copies of all permits, approvals and other documents issued by any governmental agency in connection with the Alterations. "Construction Rules and Regulations" shall be the reasonable and customary rules and regulations promulgated by Landlord regarding construction performed by tenants of the Building and provided to Tenant in writing, which shall be materially consistent with the construction rules and regulations of other Comparable Buildings. To the extent of any conflict between the TCCs of the Construction Rules and Regulations and the TCCs of this Lease, the TCCs of this Lease shall control.
8.3    Payment for Improvements. If payment is made directly to contractors, Tenant shall comply with Landlord's reasonable requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors. Tenant shall pay to Landlord, as Additional Rent, the reasonable costs of Landlord's third party engineers and other third party consultants (but not Landlord's on-site management personnel) which are reasonably required to be engaged by Landlord for review of all plans, specifications and working drawings for the Alterations, within thirty (30) days after Tenant's receipt of invoices from Landlord together with reasonable supporting evidence. Landlord shall not be entitled to receive an administrative or supervision fee with regard to repairs, Alterations or any other work arising from or related to this Lease except as expressly set forth herein unless Tenant hires Landlord to perform the Alterations, in which case, an administrative fee will be negotiated between Landlord and Tenant at that time.
8.4    Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant and Tenant's Agents (as defined in the Work Letter attached hereto) carry insurance in accordance with Section 10.8 below. In addition, Landlord may, in its reasonable discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee; provided, however, Landlord shall not require the Original Tenant or any Permitted Transferee Assignee to obtain a lien and completion bond or some alternate form of security.
8.5    Landlord's Property. Except as expressly set forth in this Lease, Landlord and Tenant hereby acknowledge and agree that (i) all Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises (excluding Tenant's removable trade fixtures, furniture or non-affixed office equipment), from time to time, shall be at the sole cost of Tenant and shall be and become part of the Premises and the property of Landlord, and (ii) the Improvements to be constructed in the Premises pursuant to the TCCs of the Work Letter

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shall, upon completion of the same, be and become a part of the Premises and the property of Landlord. Furthermore, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, or the termination of Tenant's rights in connection with any "Specialty Improvements" (as defined hereinbelow), require Tenant, at Tenant's expense, to remove any "Specialty Improvements" to the Premises, and to repair any damage to the Premises and Building caused by such removal; provided, however, if, in connection with its notice to Landlord with respect to any such Specialty Improvements, (x) Tenant requests Landlord's decision with regard to the removal of such Specialty Improvements, and (y) Landlord thereafter agrees in writing to waive the removal requirement with regard to such Specialty Improvements, then Tenant shall not be required to so remove such Specialty Improvements; provided further, however, that if Tenant requests such a determination from Landlord and Landlord, within eight (8) business days following Landlord's receipt of such request from Tenant with respect to Specialty Improvements, fails to address the removal requirement with regard to such Specialty Improvements, then Tenant may send Landlord a reminder notice setting forth such failure containing the following sentence at the top of such request in bold, capitalized font at least twelve (12) points in size: "LANDLORD'S FAILURE TO RESPOND TO THIS NOTICE WITHIN TWO (2) BUSINESS DAYS SHALL RESULT IN LANDLORD'S DEEMED WAIVER OF TENANT'S REMOVAL REQUIREMENTS WITH RESPECT TO SPECIALTY IMPROVEMENTS" (the "Specialty Improvement Reminder Notice"). If Landlord fails to respond within two (2) business days after receipt of a Specialty Improvement Reminder Notice, then Landlord shall be deemed to have agreed to waive the removal requirement with regard to such Specialty Improvements. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Specialty Improvements, then Landlord may do so and may charge the actual, reasonable out-of-pocket costs thereof to Tenant, which costs shall be paid to Landlord within thirty (30) days after receipt of invoice together with reasonable supporting evidence. "Specialty Improvements" means any Alterations or Improvements other than normal and customary general office improvements. Notwithstanding the foregoing, "Specialty Improvements" shall (i) not include, without limitation, conference rooms, training space or Cosmetic Alterations and (ii) include, without limitation, (a) any Alterations or Improvements which affect the Base Building, (b) any fitness facility in the Premises, (c) any Childcare Facilities, Wellness Center, and any cafeteria, auditorium, showers, restrooms, washrooms or similar facilities in the Premises that are not part of the Base Building, (d) any private stairways in the Premises, and (e) any signage or other branding, including media screens and the Lobby Desk, installed anywhere in the Project. Landlord shall act reasonably in determining what Improvements or Alterations constitute Specialty Alterations.
ARTICLE 9

COVENANT AGAINST LIENS
Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days

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prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable Laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within twenty (20) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.
ARTICLE 10

INDEMNIFICATION AND INSURANCE
10.1    Indemnification and Waiver.
10.1.1    Tenant's Indemnification and Waiver. Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever (including, but not limited to, repairs to any portion of the Premises or the Building or the Project, any fire, robbery, theft, mysterious disappearance, or any other crime or casualty, the actions of any other tenants of the Building or of any other person or persons, or any leakage in any part or portion of the Premises or the Building or the Project, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building or the Project, or from drains, pipes or plumbing fixtures in the Building or the Project) and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Notwithstanding the foregoing, Landlord and the Landlord Parties shall not be released from liability for any injury, loss, damages or liability to the extent arising from any negligence or willful misconduct of the Landlord Parties on or about the Premises; provided, however, in no event shall the Landlord Parties have any liability to a Tenant Party based on any loss with respect to or interruption in the operation of Tenant's business. Except to the extent arising from the negligence or willful misconduct of Landlord or the Landlord Parties, Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from: (a) any causes (including Alterations performed by Tenant) in, on or about the Premises; (b) the use or occupancy of the Premises (including, without limitation, the Child Care Facility and the Wellness Center) and/or the Tenant Common Areas by Tenant or any person claiming under Tenant (including without limitation, the Child Care Provider, Child Care Users, Wellness Center Provider, and

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Wellness Center Users); (c) any activity, work, or thing done, or permitted or suffered by Tenant in or about the Premises and/or the Tenant Common Areas; (d) any negligence or willful misconduct of Tenant or any person claiming under Tenant (including, without limitation, the Child Care Provider, Child Care Users, Wellness Center Provider, and Wellness Center Users), or the contractors, agents, employees, invitees, or visitors of Tenant or any such person, in, on or about the Project (collectively, "Tenant Parties"); (e) any violation by Tenant of any Law; (f) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Premises under the express or implied invitation of Tenant; or (g) the placement of any personal property or other items within the Tenant Common Areas by Tenant and/or within the Premises. In addition, in the event that any action or proceeding shall be brought against one or more Landlord Parties by reason of any such claim, Tenant, upon request from the Landlord Party, shall resist and defend such action or proceeding on behalf of the Landlord Party by counsel appointed by Tenant's insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to the Landlord Party. The Landlord Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Landlord Parties, unless such settlement, compromise or consent (A) includes an unconditional release of the Landlord Parties from all liability arising out of, or related to, such claim, and (B) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Landlord Parties.
10.1.2    Landlord's Indemnification. Landlord shall indemnify, defend, protect, and hold harmless Tenant and the Tenant Parties from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from (1) the negligence or willful misconduct of Landlord and its affiliates and their respective partners and subpartners and all of their respective officers, agents, servants, employees, invitees, and independent contractors in, on or about the Project, or (2) any violation by Landlord of any Law. Tenant shall provide notice of any such third party claim to Landlord as soon as practicable. In addition, in the event that any action or proceeding shall be brought against one or more Tenant Parties by reason of any such claim, Landlord, upon request from the Tenant Party, shall resist and defend such action or proceeding on behalf of the Tenant Party by counsel appointed by Landlord's insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to the Tenant Party. The Tenant Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Tenant Parties, unless such settlement, compromise or consent (A) includes an unconditional release of the Tenant Parties from all liability arising out of, or related to, such claim, and (B) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Tenant Parties.
10.1.3    In General. Each party's agreement to indemnify the other pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by such party pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to such party's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. Furthermore, the indemnification obligations under this Section shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for

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Landlord or by or for Tenant or any subtenant or other occupant of the Premises under workers' compensation acts, disability benefit acts, or other employee benefit acts. Landlord and Tenant each waives any immunity from or limitation on its indemnity or contribution liability to the Tenant Parties and Landlord Parties, respectively, based upon such acts. Tenant shall require its subtenants and other occupants of the Premises to provide similar indemnities to the Landlord Parties in a form acceptable to Landlord. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.
10.2    Landlord's Insurance. Landlord shall insure the Project during the Lease Term against loss or damage on an "all risk" type insurance form, with customary exceptions, subject to such deductibles and self-insured retentions as Landlord may determine, in an amount equal to at least the replacement value of the Building. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Landlord shall also carry rent continuation insurance. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Project or the ground or underlying lessors of the Project, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance carried by Landlord in connection with the Project shall be materially comparable to the coverage and amounts of insurance which are carried by landlords of Comparable Buildings (provided that in no event shall Landlord be required to carry earthquake insurance), and provided further however, in no event shall the foregoing restrict Landlord from carrying Landlord's Mission Square Liability Insurance or TJPA Required Terrorism Insurance. Landlord shall carry commercial general liability insurance with coverage of at least $10,000,000.00 per occurrence, which may be obtained through a combination of primary and umbrella/excess policies. All such insurance shall be obtained from insurers which meet the requirements of Section 10.6 below. This policy shall include coverage for liabilities assumed under this Lease as an insured contract. Duly executed certificates showing the material terms for the same, shall be deposited with Tenant on the date Tenant first occupies the Premises and upon renewals of such policies upon written request. Any failure of Landlord to obtain and maintain the insurance policies and coverages required hereunder or failure by Landlord to meet any of the insurance requirements of this Lease beyond applicable notice and cure periods shall entitle Tenant to pursue, exercise or obtain any of the remedies provided for in Section 19.5 below, and Landlord shall be solely responsible for any loss suffered by Tenant as a result of such failure.
10.3    Tenant's Insurance. Commencing on the earlier to occur of (i) the Lease Commencement Date, and (ii) the date Tenant and/or its employees, contractors and/or agents first enter the Premises for occupancy, construction of improvements, alterations, or any other move-in activities, and thereafter, so long as Tenant is in occupancy of any part of the Premises, Tenant shall maintain the following coverages in the following amounts. The required evidence of coverage must be delivered to Landlord on or before the date required under Section 10.6(I) sub-sections (x) and (y), or Section 10.6(II) below (as applicable). Such policies shall be for a term of at least one (1) year, or the length of the remaining term of this Lease, whichever is less.

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10.3.1    Commercial General Liability Insurance, issued on a form at least as broad as Insurance Services Office ("ISO") Commercial General Liability Coverage "occurrence" form CG 00 01 10 01 or another ISO Commercial General Liability "occurrence" form providing equivalent coverage. Such insurance shall be written on an "occurrence" basis. Landlord and any other party the Landlord so specifies that has a material financial interest in the Project, including Landlord's managing agent (including, without limitation, BP Management, L.P.), ground lessor and/or lender, if any, shall be included as additional insureds. Tenant shall provide an endorsement or policy excerpt showing that Tenant's coverage is primary and any insurance carried by Landlord shall be excess and non-contributing. The coverage shall also be extended to include damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any insured vs. insured exclusions as between insured persons or organizations. This policy shall include coverage for liabilities assumed under this Lease as an insured contract, specifically covering but not limited to the indemnification obligations undertaken by Tenant in this Lease, including without limitation, as relates to Tenant's Common Areas, the Child Care Facility and the Wellness Center. The limits of said insurance shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. Limits of liability insurance shall not be less than $20,000,000.00 per occurrence.
10.3.2    Property Insurance covering (i) all office furniture, personal property, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's business personal property on the Premises installed by, for, or at the expense of Tenant, (ii) the Improvements (excluding the Base, Core and Shell), and (iii) all Alterations performed in the Premises. Such insurance shall be written on an "all-risk" basis, for the full replacement cost value (subject to reasonable deductible amounts), without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for (a) all perils that would be covered under a commercially reasonable property insurance policy typically carried by a general office tenant in the Comparable Buildings, (b) water damage from any cause whatsoever, including, but not limited to, sprinkler leakage, bursting, leaking or stoppage of any pipes, explosion, and backup or overflow from sewers or drains, and (c) terrorism (to the extent such terrorism insurance is available as a result of the Terrorism Risk Insurance Act of 2002 (Pub. L. 107-297, 116 Stat. 2322), the Terrorism Risk Insurance Program Reauthorization Act of 2005 (Pub. l. 109‑144), and the Terrorism Risk Insurance Program Reauthorization Act of 2007 (Pub. L. 110‑160, 121 Stat. 183), any successor statute or regulation, or is otherwise available at commercially reasonable rates).
10.3.3    Business interruption insurance in minimum amounts typically carried by prudent tenants engaged in similar operations.
10.3.4    Worker's Compensation or other similar insurance pursuant to all applicable state and local statutes and regulations.
10.3.5    Employer's Liability with minimum limits of not less than One Million Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease-policy limit, and One Million Dollars ($1,000,000) disease-each employee.
10.3.6    Commercial Automobile Liability Insurance covering all Owned (if any), Hired, or Non-Owned vehicles issued on a form at least as broad as ISO Business Auto Coverage

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form CA 00 01 07 97 or other form providing equivalent coverage with limits not less than $1,000,000 for bodily injury and property damage.
10.4    No Representation of Adequate Coverage. Landlord makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Tenant's property, business operations or obligations under this Lease.
10.5    Property Insurance Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers. Landlord and Tenant hereby represent and warrant that their respective "all risk" property insurance policies shall include a waiver of (i) subrogation by the insurers, and (ii) all rights based upon an assignment from its insured, against Landlord and/or any of the Landlord Parties or Tenant and/or any of the Tenant Parties (as the case may be) in connection with any property loss risk thereby insured against. Tenant will cause all subtenants and licensees of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver in this Section 10.5 and to obtain such waiver of subrogation rights endorsements (and Landlord shall deliver to all subtenants and licensees of the Premises a reciprocal waiver of claims similar to the waiver in this Section 10.5). If either party hereto fails to maintain the waivers set forth in items (i) and (ii) above, the party not maintaining the requisite waivers shall indemnify, defend, protect, and hold harmless the other party for, from and against any and all claims, losses, costs, damages, expenses and liabilities (including, without limitation, court costs and reasonable attorneys' fees) arising out of, resulting from, or relating to, such failure.
10.6    Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) be issued by an insurance company having an AM Best rating of not less than A- (or to the extent AM Best ratings are no longer available, then a similar rating from another comparable rating agency) and are within a financial size category of not less than "Class VII" in the most current Best's Key Rating Guide (or to the extent Best's Key Rating Guide is no longer available, then a similar rating from another comparable rating agency), (ii) be in a commercially reasonable form and content and complying with the requirements of Section 10.3 (including, Sections 10.3.1 through 10.3.6), and (iii) neither party shall do or permit to be done anything which invalidates the required insurance policies. Tenant shall endeavor to cause said insurance to provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice (ten (10) days' in the event of non-payment of premium) shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver certificates thereof and applicable endorsements or policy excerpts which meet the requirements of this Article 10 to Landlord on or before (I) the earlier to occur of: (x) the Lease Commencement Date, and (y) the date Tenant and/or its employees, contractors and/or agents first enter the Premises for occupancy, construction of improvements, alterations, or any other move-in activities, and (II) ten (10) business days after the renewal of such policies. In the event Tenant shall fail to procure such insurance, or to deliver such certificates and

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applicable endorsements or policy excerpts, Landlord may, at its option, after written notice to Tenant and Tenant's failure to obtain such insurance within ten (10) business days thereafter, procure such policies for the account of Tenant and the sole benefit of Landlord, and the cost thereof shall be paid to Landlord within thirty (30) days after delivery to Tenant of bills therefor.
10.7    Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage, excluding earthquake, and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event in excess of the amounts and types of insurance then being required by landlords of the Comparable Buildings. Landlord may change the amounts and/or types of insurance required to be carried by Tenant in accordance with the preceding sentence only one time during the initial ten (10) years of the Lease Term and only one time during each and every five (5)-year period (if any) thereafter.
10.8    Third Party Insurance Requirements. Tenant shall obtain and deliver to Landlord, Third Party Contractor's certificates of insurance and applicable endorsements or policy excerpts at least seven (7) business days prior to the commencement of work in or about the Premises by any third-party contractor (collectively, a "Third Party Contractor") evidencing that such Third Party Contractor carries commercial general liability, automobile, workers compensation, and employer's liability insurance in such amounts and on such terms as are customarily required at Comparable Buildings for the scope and type of work to be performed. All such insurance shall (a) name Landlord as an additional insured under such party's liability policies as required by Section 10.3.1 above, (b) provide a waiver of subrogation in favor of Landlord under such Third Party Contractor's commercial general liability insurance, and (c) be primary and any insurance carried by Landlord shall be excess and non-contributing. In addition, in the event Tenant hosts a function in the Premises where liquor will be served, Tenant agrees to obtain, and cause any persons or parties providing services for such function to obtain, the appropriate insurance coverages as determined by Landlord (including liquor liability coverage, if applicable) and provide Landlord with evidence of the same. Tenant shall carry (or shall cause its general contractor to carry) "Builder's All Risk" insurance in commercially reasonable amounts covering the construction of any Alterations or the Improvements, as applicable, then being performed by Tenant.
10.9    Subtenants And Other Occupants. Tenant shall require all subtenants and occupants at the Premises to supply certificates of insurance evidencing that the insurance requirements of this Article have been met and shall forward such certificates to Landlord on or before the earlier of (i) the date on which the subtenant or other occupant or any of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives first occupies the Premises or (ii) the commencement of the sublease. Tenant shall be responsible for causing the subtenant to remedy any deficiencies in such certificates or policy provisions. This Section 10.9 shall not apply to Incubator Transferees, and furthermore, (A) any subtenants occupying more than 100,000 RSF of the Premises but less than 500,000 RSF of the Premises shall only be required to carry commercial general liability insurance with limits of not less than $10,000,000.00 per occurrence and (B) any subtenants occupying less than 100,000 RSF of the

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Premises shall only be required to carry commercial general liability insurance with limits of not less than $5,000,000.00 per occurrence.
10.10    No Violation Of Building Policies. Tenant shall not (i) commit or permit any violation of the policies of fire, boiler, sprinkler, water damage or other insurance covering the Project and/or the fixtures, equipment and property therein carried by Landlord, or (ii) do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which in case of any of the foregoing (A) would result in termination of any such policies, or (B) would result in reputable and independent insurance companies refusing to insure the Project or the property of Landlord in amounts reasonably satisfactory to Landlord; provided, that, Landlord hereby covenants that the use of the Office Space for general office use and use of the Retail Space for the Specified Retail Uses shall not result in any of the foregoing.
10.11    Tenant To Pay Premium Increases. After the Final Condition Date, if Tenant's conduct or use of the Premises causes any increase in the premium for Landlord's insurance policies then Tenant shall reimburse Landlord for any such increase; provided, however, Landlord hereby covenants that the use of the Office Space for general office use and use of the Retail Space for the Specified Retail Uses shall not increase the premiums for Landlord's insurance policies.
ARTICLE 11

DAMAGE AND DESTRUCTION
11.1    Repair of Damage to Premises. If the Base Building or any Common Areas shall be damaged by a fire or any other casualty (collectively, a "Casualty"), Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other TCCs of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the Casualty, except for modifications required by zoning and building codes and other Laws. Within thirty (30) days after the occurrence of any Casualty, Landlord shall cause to be delivered to Tenant an estimate (the "Casualty Estimate"), prepared by a qualified, independent, experienced and reputable architect and/or general contractor and addressed to Tenant, of the number of days (assuming no "Force Majeure," as that term is defined in Section 29.16 of this Lease, delay), measured from the date of the Casualty, that will be required for Landlord to substantially complete the repair and restoration of the Base Building and the Common Areas (when such repairs are made without the payment of overtime or other premiums). Tenant shall promptly notify Landlord upon the occurrence of any damage to the Premises resulting from a Casualty, and Tenant shall promptly inform its insurance carrier of any such damage. Tenant shall, at its sole cost and expense, repair any injury or damage to the Improvements and Alterations installed in the Premises in accordance with Article 8, above; provided, however, Tenant shall not be obligated to expend more than Seventy and No/100 Dollars ($70.00) per RSF of the Premises. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's business during any such repairs. If such Casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, and the Premises is not occupied by Tenant as a result thereof, then during the time and to the extent the Premises is unfit for occupancy, the Rent shall be abated in proportion to the ratio that the amount of RSF of the Premises which is

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unfit for occupancy for the purposes permitted under this Lease bears to the total RSF of the Premises. If a portion of a floor of the Premises is unfit for occupancy, it shall be reasonable for Tenant to terminate all business operations on such floor and therefore the entire floor shall be deemed unfit for occupancy. Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.
11.2    Termination Rights. Notwithstanding the TCCs of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Base Building and Common Areas, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if one or more of the following conditions is present: (i) according to the Casualty Estimate, repairs to the Base Building and Common Areas cannot be completed within eighteen (18) months after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof in excess of Ten Million Dollars ($10,000,000.00) be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) at least Ten Million Dollars ($10,000,000.00) of the damage is not fully covered by Landlord's insurance policies; or (iv) the damage occurs during the last twelve (12) months of the Lease Term and according to the Casualty Estimate restoration and repair of the Base Building and Common Areas cannot be completed within sixty (60) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums). Notwithstanding the TCCs of Section 11.1 of this Lease, Tenant may elect to terminate this Lease by notifying Landlord in writing of such termination within sixty (60) days after receipt of the Casualty Estimate, such notice to include a termination date giving Tenant up to sixty (60) days to vacate the Premises, but Tenant may so elect only if one or more of the following conditions is present: (A) according to the Casualty Estimate, repairs to the Base Building and Common Areas cannot be completed within eighteen (18) months after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums) or (B) the damage occurs during the last twelve (12) months of the Lease Term and according to the Casualty Estimate restoration and repair of the Base Building and Common Areas cannot be completed within sixty (60) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums). Furthermore, if neither Landlord nor Tenant has terminated this Lease, and the repairs are not actually completed within ninety (90) days of the period of time set forth in the Casualty Estimate, Tenant shall have the right to terminate this Lease by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date may be up to sixty (60) days after delivery of the Damage Termination Notice. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30)

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days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring sixty (60) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days. In the event this Lease is terminated in accordance with the TCCs of this Section 11.2, Tenant shall assign to Landlord (or to any party designated by Landlord) the portion of insurance proceeds payable to Tenant under Tenant's insurance required under items (ii) of Section 10.3.2 of this Lease applicable to Improvements paid for by Landlord (which shall not exceed Seventy and No/100 Dollars ($70.00) per RSF of the Premises).
11.3    Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.
11.4    Date of Casualty. Prior to the Phase 1 Lease Commencement Date, the TCCs of the Tenant Work Letter shall be applicable to any damage to the Building or the Project caused as a result of fire or other casualty and the TCCs of this Article 11 shall not be applicable to such fire or other casualty. From and after the Phase 1 Lease Commencement Date, the TCCs of this Article 11 shall apply to any damage to the Building or the Project caused as a result of fire or other casualty.
ARTICLE 12

NONWAIVER
No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed by such party. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall

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reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.
ARTICLE 13

CONDEMNATION
If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority if such taking or condemnation would render the operation of the Building economically unfeasible. If more than ten percent (10%) of the RSF of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the TCCs of this Lease, any Improvement and Alterations paid for by Tenant without reimbursement, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated in proportion to the ratio that the amount of RSF of the Premises taken bears to the total RSF of the Premises. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of RSF of the Premises taken bears to the total RSF of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.
ARTICLE 14

ASSIGNMENT AND SUBLETTING
14.1    Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this

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Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person or entity to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than fifteen (15) business days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) a calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv)  if Tenant proposes to assign the Lease other than to a Permitted Transferee Assignee, current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's reasonably review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, not to exceed $2,500.00 for a particular Transfer, within thirty (30) days after written request by Landlord.
14.2    Landlord's Consent. Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer on the terms specified in the Transfer Notice. Landlord shall approve or disapprove of any proposed Transfer within ten (10) business days after receipt of request for approval. If Landlord fails to respond within such ten (10) business day period, then Tenant may send Landlord a reminder notice setting forth such failure containing the following sentence at the top of such notice in bold, capitalized font at least twelve (12) points in size: "LANDLORD'S FAILURE TO RESPOND TO THIS NOTICE WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN LANDLORD'S DEEMED APPROVAL OF TENANT'S REQUEST FOR TRANSFER" (the "Transfer Reminder Notice"). Any such Transfer Reminder Notice shall include a complete copy of Tenant's Transfer Notice. If Landlord fails to respond within five (5) business days after receipt of a Transfer Reminder Notice, then Tenant's Transfer for which Tenant requested Landlord's approval shall be deemed approved by Landlord. The parties hereby agree that it shall only be reasonable under this Lease and under any applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:
14.2.1    With respect to Tenant's request for Landlord's approval of a subletting by Tenant:

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14.2.1.1    The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, or intends to use the Retail Space for purposes which are not consistent with a first-class office building, taking into consideration the location of the Retail Space in the main lobby area of the Building, and the fact that the Retail Space is visible from the interior and exterior of the Building; provided, that, if the Subject Space includes both Retail Space and Office Space and Landlord disapproves of the proposed use of the Retail Space by the proposed Transferee (or Landlord elects to recapture the Retail Space only, pursuant to Section 14.4 below), then Tenant may nonetheless sublease the Office Space to the proposed Transferee, if the applicable subletting does not otherwise violate Sections 14.2.1.2 through 14.2.1.4 below.
14.2.1.2    The Transferee is either a governmental agency or instrumentality thereof.
14.2.1.3    The Transferee is associated with services, products or ideologies of a sexual, provocative, political, or similarly controversial nature which is inconsistent with tenants in the Building.
14.2.1.4    The proposed Transferee's use of the Premises would cause a violation of an exclusive use restriction in another lease for space in the Project, or the proposed Transferee is prohibited from leasing space in the Project pursuant to competitor restrictions set forth in another lease at the Project; provided, that, within five (5) business days after request from Tenant, Landlord shall provide Tenant a list of any such use or competitor restrictions then in effect at the Project.
14.2.1.5    The sublessee (or any affiliate of the sublessee) is (i) First Republic Bank, and/or its affiliates or (ii) a current tenant or subtenant within the office portion of the Building or Project, provided, however, Landlord must be able to accommodate such sublessee with available inventory in the Building. In the event Tenant seeks to enter into a sublease, in connection with item (ii) above, then Tenant may provide written notice to Landlord of its desire to sublease a portion of the Premises and Landlord and Tenant agree, in good faith, to discuss Tenant's sublease desires and whether Tenant shall have the right to approach any current tenants or subtenants in the Building; provided, however, Landlord may elect that, in connection with item (ii) above, Tenant shall not have the right to contact any current tenant or subtenants of the Building or Project for Tenant's subleasing of the Premises if Landlord reasonably believes it can accommodate such tenant's or subtenant's space needs in the Building with currently or imminently available inventory in the Building.
14.2.2    With respect to Tenant's request for Landlord's approval of an assignment of this Lease by Tenant:
14.2.2.1    The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, or intends to use the Retail Space for purposes which are not consistent with a first-class office building, taking into consideration the location of the Retail Space in the main lobby area of the Building, and the fact that the Retail Space is visible from the interior and exterior of the Building.

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14.2.2.2    The Transferee is either a governmental agency or instrumentality thereof.
14.2.2.3    The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested.
14.2.2.4    The Transferee is associated with services, products or ideologies of a sexual, provocative, political, or similarly controversial nature which is inconsistent with tenants in the Building.
14.2.2.5    The proposed Transferee's use of the Premises would cause a violation of an exclusive use restriction in another lease for space in the Project, or the proposed Transferee is prohibited from leasing space in the Project pursuant to competitor restrictions set forth in another lease at the Project; provided, that, within five (5) business days after request from Tenant, Landlord shall provide Tenant a list of any such use or competitor restrictions then in effect at the Project.
14.2.2.6    The assignee (or any affiliate of the assignee) is (i) First Republic Bank, and/or its affiliates or (ii) a current tenant or subtenant within the office portion of the Building or Project, provided, however, Landlord must be able to accommodate such assignee with available inventory in the Building. In the event Tenant seeks to assign the Lease, in connection with item (ii) above, then Tenant may provide written notice to Landlord of its desire to assign the Lease and Landlord and Tenant agree, in good faith, to discuss Tenant's assignment desires and whether Tenant shall have the right to approach any current tenants or subtenants in the Building; provided, however, Landlord may elect that, in connection with item (ii) above, Tenant shall not have the right to contact any current tenant or subtenants of the Building or Project for Tenant's assignment of its Lease if Landlord reasonably believes it can accommodate such tenant's space needs in the Building with currently or imminently available inventory in the Building.
For purposes of clarification, it shall never be reasonable for Landlord to deny consent to a sublease or assignment to a prospective party solely because such party has been or is currently negotiating with Landlord for space in the Building.
If Landlord consents to any Transfer pursuant to the TCCs of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six (6)-month period, enter into such Transfer of the Premises or portion thereof, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, Tenant shall be deemed to have

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waived any right to terminate this Lease as a result thereof, however, such waiver shall not limit any other rights and remedies available under this Lease at law or in equity for such claim.
14.3    Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer (for each floor of the Building to be occupied by the Transferee) in excess of the Rent and Additional Rent payable by Tenant under this Lease (for the corresponding floor of the Building) during the term of the Transfer on a per RSF basis if less than all of the Premises is transferred. For purposes of clarification, the Transfer Premium shall be calculated on a floor-by-floor basis for each floor of the Premises to be occupied by the Transferee by comparing the Base Rent payable by such Transferee for the applicable floor of the Premises to the Base Rent payable by Tenant for such floor of the Premises. The Transfer Premium shall be calculated after first deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent or other economic concessions reasonably provided to the Transferee, (iii) any brokerage commissions or legal fees in connection with the Transfer, and (iv) in the case of any sublease, any actual costs incurred by Tenant in separately demising the portion of the Premises ("Transfer Costs"). "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. Tenant shall first recoup all Transfer Costs from the Transferee before any Transfer Premium must be paid to Landlord. Notwithstanding anything set forth herein to the contrary, in no event shall Tenant be required to pay a Transfer Premium in connection with a Transfer pursuant to Section 14.7 of this Lease, below.
14.4    Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer of all or a portion of the Premises, Tenant shall give Landlord notice (the "Intention to Transfer Notice") of such contemplated Transfer (whether or not the contemplated Transferee or the terms of such contemplated Transfer have been determined); provided, however, that Landlord hereby acknowledges and agrees that Tenant shall only be obligated to deliver an Intention to Transfer Notice hereunder, and Landlord shall only have the right to recapture space with respect to, (A) an assignment or this Lease, or (B) a sublease of (x) a full floor or more that shall expire during the final six (6) months of the Lease Term (for purposes hereof, a sublease shall be deemed to expire during the final six (6) months of the Lease Term if, assuming all sublease renewal or extension rights are exercised, such sublease shall expire during the final six (6) months of the Lease Term) and (y) such Transfer covers all or any portion of the Retail Space; provided further, however, in no event shall Landlord have a right to recapture space in connection with an assignment or sublease pursuant to the TCCs of Section 14.7, below or an occupancy pursuant to Section 14.8 below. The Intention to Transfer Notice shall specify the portion of and amount of RSF of the Premises which Tenant intends to Transfer (the "Contemplated Transfer Space"), the contemplated date of commencement of the contemplated Transfer (the "Contemplated Effective Date"), and the

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contemplated length of the term of such contemplated Transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space. Thereafter, Landlord shall have the option, by giving written notice to Tenant within ten (10) business days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. In the event the Contemplated Transfer Space is a sublease consisting of the Retail Space, as well as other portions of the Premises consisting of an aggregate total of less than one hundred thousand (100,000) RSF and such sublease is not covered under items (A) or (B)(x), above, Landlord may elect to recapture the Retail Space only and not any other portions of the Premises. Such recapture shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, (I) the Base Rent reserved herein shall be proportionately reduced based upon the number of RSF relinquished by Tenant on each applicable floor of the Premises and the applicable Base Rent per RSF for such floor of the Premises, (II) Tenant’s Share shall be proportionately reduced based upon the number of RSF of the Premises relinquished by Tenant and the total RSF of the Building, and (III) the L-C Amount (and, if applicable, the L-C Amounts in Section 21.7 below) shall be proportionately reduced based upon the number of RSF relinquished by Tenant on each applicable floor of the Premises and the applicable Base Rent per RSF for such floor of the Premises (i.e. the reduction shall equal eight (8) months of initial applicable Base Rent for each applicable portion of the Premises subject to the further proportionate reductions set forth in Section 21.7 below). Landlord agrees to authorize such reduction in writing to the issuer of the L-C and Landlord shall return the original L-C deposited hereunder to Tenant within five (5) business days following Tenant's delivery of the new L-C, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner, to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other TCCs of this Article 14, for a period of seven (7) months (the "Seven Month Transfer Period") commencing on the last day of such fifteen (15) business day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Seven Month Transfer Period, provided that any such Transfer is substantially on the terms set forth in the Intention to Transfer Notice, and provided further that any such Transfer shall be subject to the remaining TCCs of this Article 14. If such a Transfer is not so consummated within the Seven Month Transfer Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Seven Month Transfer Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated Transfer, as provided above in this Section 14.4. Notwithstanding any provision to the contrary set forth in this Lease, for purposes of determining whether Tenant is "leasing" or "occupying" sufficient full floors in the Building to be entitled to exercise its "Signage and Naming Rights" (as that term is defined in Section 23.4 below), Tenant shall be deemed to be "leasing" and "occupying" any portion of the Premises which is recaptured by Landlord pursuant to the TCCs of this Section 14.4 through the then Lease Expiration Date applicable to such portion of the Premises had Landlord not elected to recapture such portion.
14.5    Effect of Transfer. If Landlord consents to a Transfer, (i) the TCCs of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed

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consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Notwithstanding anything to the contrary set forth in this Lease, the Original Tenant shall not be bound by any amendment or agreement which is not expressly executed and delivered by the Original Tenant, and Landlord is not authorized or entitled to rely upon any assignee or subtenant to the contrary, whether or not the same is a Permitted Transferee. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord's costs of such audit. In connection with such audit, Landlord and Landlord's agents must agree in advance to follow Tenant's reasonable rules and procedures regarding inspections of Tenant's records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection.
14.6    Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, beyond all applicable notice and cure periods expressly set forth in this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.
14.7    Deemed Consent Transfers. Notwithstanding anything to the contrary contained in this Lease, (A) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), (B) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of

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Tenant's stock on a nationally-recognized stock exchange, (C) an assignment of the Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, (D) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, or (E) an assignment or sublease to an entity acquiring and continuing Tenant's business operations at or from the Premises, shall not be deemed a Transfer requiring Landlord's consent under this Article 14 (any such assignee or sublessee described in items (A) through (E) of this Section 14.7 hereinafter referred to as a "Permitted Transferee"), provided that (i) Tenant notifies Landlord at least ten (10) business days prior to the effective date of any such assignment or sublease (or at least ten (10) business days after the effective date of such assignment or sublease if Tenant is prevented by Law or confidentiality requirements from disclosing such transaction to Landlord prior to the consummation thereof) and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such Transfer or Permitted Transferee as set forth above, (ii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (iii) no assignment or sublease relating to this Lease, whether with or without Landlord's consent, shall relieve Tenant from any liability under this Lease, and (iv) the liability of such Permitted Transferee under an assignment shall be joint and several with Tenant. An assignee of Tenant's entire interest in this Lease who qualifies as a Permitted Transferee may also be referred to herein as a "Permitted Transferee Assignee."
14.8    Occupancy by Others. Notwithstanding any contrary provision of this Article 14, the Original Tenant and its Permitted Transferees shall have the right, without the receipt of Landlord's consent and without payment to Landlord of the Transfer Premium or counting towards Landlord's right to recapture space under Section 14.4 above, to permit the occupancy of up to twenty-six thousand (26,000) RSF of space in the Office Space, in the aggregate, to any individual(s) or entity ("Incubator Transferees") that has an ongoing business relationship with Tenant (other than the dual occupancy of the Office Space), which occupancy shall include the use of a corresponding interior support area and other portions of the Office Space which shall be common to Tenant and the permitted occupants, on and subject to the following conditions: (i) each individual or entity shall be of a character and reputation consistent with the quality of the Building and the Project; (ii) no individual or entity shall occupy a separately demised portion of the Office Space or which contains an entrance to such portion of the Office Space other than the primary entrance to the Office Space; and (iii) such occupancy shall not be a subterfuge by Tenant to avoid its obligations under this Lease or the restrictions on Transfers pursuant to this Article 14. Tenant shall provide notice to Landlord of any occupancy under this Section 14.8 within ten (10) business days after the commencement thereof. Tenant shall promptly supply Landlord with any documents or information reasonably requested by Landlord regarding the identity of any such individuals or entities. Any occupancy permitted under this Section 14.8 shall not be deemed a Transfer under this Article 14. Notwithstanding the foregoing, no such occupancy shall relieve Tenant from any liability under this Lease.
ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND
REMOVAL OF TRADE FIXTURES

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15.1    Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.
15.2    Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of each portion of the Premises to Landlord in good order and condition given the length of the Lease Term, reasonable wear and tear, damage from casualty and condemnation and repairs which are specifically made the responsibility of Landlord hereunder excepted. For purposes of clarification, upon the expiration of the Lease Term, Tenant shall have no obligation to "refresh" or upgrade the Premises, such as by painting or carpeting or modifying any fixtures. Upon such expiration or termination, in addition to Tenant's obligations under Section 29.32, below, except as otherwise set forth in this Lease, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, server and telephone equipment, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.
ARTICLE 16

HOLDING OVER
If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to the product of (A) the Base Rent applicable during the last rental period of the Lease Term under this Lease (at the rate determined on a floor-by-floor basis), and (B) a percentage equal to one hundred fifty percent (150%). Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Tenant's payment of Rent as set forth in this Article 16 shall be proportionately reduced for every floor of the Premises vacated by Tenant during any entire month of any holdover period such that Tenant shall only pay Rent for those floor(s) of the Building actually occupied by Tenant during all or a portion of any month of any holdover period; provided, however, to the extent that Landlord has entered into a third-party lease with respect to a portion of the Premises (and Landlord has provided to Tenant notice of such lease at least sixty (60) days prior to the applicable

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Lease Expiration Date), and such third-party lease is applicable to one or more floors that Tenant has vacated and one or more floor that Tenant has failed to vacate, then Tenant shall be deemed to be holding over is all of the space governed by such third-party lease. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.
ARTICLE 17

ESTOPPEL CERTIFICATES; FINANCIAL INFORMATION
17.1    Tenant Estoppel. Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate (or provide written comments to any proposed certificate delivered by Landlord), which, as submitted by Landlord, shall be in the form of Exhibit E, attached hereto, indicating therein any exceptions thereto that may exist at that time, and shall also contain any other factual information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. If Tenant fails to timely execute, acknowledge and deliver such estoppel certificate (or provide written comments to any proposed certificate delivered by Landlord), Landlord may provide to Tenant a second written request with respect to such estoppel certificate which written notice must state in bold and all caps "FAILURE TO RESPOND TO THIS WRITTEN NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT HEREOF SHALL CONSTITUTE ACCEPTANCE OF AN ESTOPPEL CERTIFICATE". If Tenant fails to execute and deliver such certificate (or provide written comments to any proposed certificate delivered by Landlord) within a five (5) business day period following the receipt of Landlord's second written request therefor, such failure shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. If Tenant provides written comments to any estoppel certificate received from Landlord, then Tenant shall have five (5) business days following receipt of a revised estoppel certificate to execute, acknowledge and deliver to Landlord such revised estoppel certificate (or provide written comments to any such revised estoppel certificate delivered by Landlord) and the same process described above shall apply with respect to Tenant's failure to timely execute, acknowledge and deliver such revised estoppel certificate (or provide written comments to any proposed certificate delivered by Landlord).
17.2    Financial Information. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with financial statements for the three (3) most recent past years. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Landlord agrees that Tenant's financial statements are deemed to be Tenant's confidential information. Landlord hereby agrees to maintain Tenant's financial statements as proprietary and confidential and will take reasonable measures to avoid disclosure and unauthorized use of the

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financial statements (including, without limitation, measures at least as stringent as it takes to protect its own confidential information of a similar nature). Landlord agrees not to disclose Tenant's financial statements to any third party other than as-needed to any lender, prospective lender, or purchaser and to Landlord's attorneys, accountants, investment advisors and similar business advisors, provided that in the case of each such disclosure: (a) such disclosures are for bona fide business purposes related to the Project; (b) all such third parties have signed a commercially reasonable non-disclosure agreement prior to receiving any of Tenant's financial statements; and (c) in case of any breach by any such third party of the applicable non-disclosure agreement, Landlord shall not be liable to Tenant for such breach, but Landlord shall reasonably cooperate with Tenant, at Tenant's sole cost and expense, to enforce the terms of such non-disclosure agreement, including, without limitation, assigning Landlord's rights to enforce such non-disclosure agreement to Tenant. Notwithstanding the foregoing, the obligation of confidentiality provided for with respect to Tenant's financial statements shall not apply to the extent the financial statements: (i) are required to be disclosed by applicable laws after giving reasonable notice to Tenant to allow Tenant time to seek a protective order, to the extent permitted by applicable laws, (ii) are, at the time of delivery, already in the lawful possession of the receiving party, (iii) are, at the time of disclosure, in a public offering or in the public domain, or, after disclosure by a person or entity not subject to the confidentiality obligations herein, has become part of the public domain, (iv) are independently developed (1) by the receiving party without breaching the confidentiality obligations herein, or (2) by parties who have not had, either directly or indirectly, access to or knowledge of the financial statements; or (v) are disclosed with Tenant's prior written consent. Notwithstanding the foregoing, in the event that (A) stock in the entity which constitutes Tenant under this Lease (as opposed to an entity that "controls" Tenant or is otherwise an "affiliate" of Tenant) is publicly traded on a national stock exchange, and (B) Tenant has its own, separate and distinct 10K and 10Q filing requirements (as opposed joint or cumulative filings with an entity that controls Tenant or with entities which are otherwise Affiliates of Tenant), then Tenant's obligation to provide Landlord with a copy of its most recent current financial statement shall be deemed satisfied and the obligations of confidentiality provided for with respect to Tenant's financial statements shall not apply with respect thereto. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.
17.3    Landlord Estoppel. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same periods of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than from Tenant to Landlord or a lender, and shall also contain any other factual information reasonably requested by Tenant. If Landlord fails to timely execute, acknowledge and deliver such estoppel certificate (or provide written comments to any proposed certificate delivered by Tenant), Tenant may provide to Landlord a second written request with respect to such estoppel certificate which written notice must state in bold and all caps "FAILURE TO RESPOND TO THIS WRITTEN NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT HEREOF SHALL CONSTITUTE ACCEPTANCE OF AN ESTOPPEL CERTIFICATE". If Landlord fails to execute and deliver such certificate (or provide written comments to any proposed certificate delivered by Tenant) within a five (5) business day period following the receipt of Landlord's second written request therefor, such failure

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shall constitute an acknowledgment by Landlord that statements included in the estoppel certificate are true and correct, without exception. Any such certificate may be relied upon by any prospective assignee, lender, subtenant or investor of Tenant. If Landlord provides written comments to any estoppel certificate received from Tenant, then Landlord shall have five (5) business days following receipt of a revised estoppel certificate to execute, acknowledge and deliver to Tenant such revised estoppel certificate (or provide written comments to any such revised estoppel certificate delivered by Tenant) and the same process described above shall apply with respect to Landlord's failure to timely execute, acknowledge and deliver such revised estoppel certificate (or provide written comments to any proposed certificate delivered by Tenant).
ARTICLE 18

SUBORDINATION
This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other security documents now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof (collectively, "Security Documents"), and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant's agreement to subordinate this Lease to any Security Document shall be subject to Tenant's receipt of an SNDA Agreement (as hereinafter defined). An "SNDA Agreement" shall mean a commercially reasonable subordination, non-disturbance and attornment agreement between Landlord, Tenant and the holder of such Security Document, which provides, among other things, that, so long as Tenant is paying the rent due under the Lease and is not otherwise in default under the Lease beyond any applicable cure period, its right to possession and the other TCCs of the Lease shall remain in full force and effect. Any SNDA Agreement shall expressly provide that (i) upon any party succeeding to the interest of Landlord under this Lease, such party shall be liable for the payment of any unpaid portion of the Improvement Allowance, (ii) the provisions of this Lease regarding any casualty or condemnation shall control notwithstanding any conflicting provisions in the Security Document, (iii) Tenant's right of set-off pursuant to Section 2.6 of the Work Letter below for failure to pay the Improvement Allowance or Section 29.24 below for failure to pay brokerage commissions shall remain in effect and binding upon any party succeeding to the interest of Landlord under this Lease, any accumulated amounts which Tenant may have to set-off against rent and other amounts due under this Lease shall continue in full force and effect and be binding against such party and Tenant shall have the continued right to set-off such amounts against rent and other amounts due under this Lease (or, in lieu of the SNDA Agreement providing such express recognition of Tenant's right of set-off pursuant to Section 2.6 of the Work Letter for failure to pay the Improvement Allowance or Section 29.24 below for failure to pay brokerage commissions, Landlord may deliver to Tenant an unconditional, irrevocable standby letter of credit in the form and from an issuing bank meeting the requirements of the L-C to be delivered by Tenant to Landlord pursuant to Article 21 of this Lease and all of the other provisions of Article 21 below (other than the provisions regarding reductions in the L-C Amount) shall apply to such letter of credit (with such changes as necessary to reflect that the letter of credit

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is being deliver by Landlord to Tenant), in an amount equal to the sum of the then undisbursed amount, if any, of the Improvement Allowance and the unpaid commissions owed to Tenant's Broker, as protection for Tenant's ability to receive the Improvement Allowance pursuant to the TCCs of the Work Letter and for payment of commissions owed to Tenant's broker, and if the party succeeding to the interest of Landlord under this Lease fails to disburse the Improvement Allowance or to pay the commissions owed to Tenant's Broker, then Tenant may draw on the letter of credit in the amount and to the extent Tenant would have been able to off-set such amount pursuant to the TCCs of Section 2.6 of the Work Letter or Section 29.24 below, respectively), (iv) Tenant's termination rights in connection with each "Milestone" (as defined in Section 1.9 of the Work Letter) shall remain in effect and binding upon any party succeeding to the interest of Landlord under this Lease, and (v) Tenant’s Signage and Naming Rights shall continue in full force and effect and be binding against such party. Tenant covenants and agrees that in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the TCCs of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) business days of request by Landlord, execute an SNDA Agreement. If Tenant fails to timely execute such SNDA (or provide written comments to any proposed SNDA Agreement delivered by Landlord), Landlord may provide to Tenant a second written request with respect to such SNDA Agreement which written notice must state in bold and all caps "FAILURE TO RESPOND TO THIS WRITTEN NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT HEREOF SHALL CONSTITUTE AN EVENT OF DEFAULT". If Tenant fails to execute such SNDA (or provide written comments to any proposed SNDA Agreement delivered by Landlord) with such five (5) business day period shall be deemed to be a material event of default hereunder (with no further cure period under Section 19.1 below). Tenant waives the provisions of any current or future Law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. If Tenant provides commercially reasonable written comments to any SNDA Agreement received from Landlord, then Tenant shall have five (5) business days following receipt of a revised SNDA Agreement to execute, acknowledge and deliver to Landlord such revised SNDA Agreement (or provide commercially reasonable written comments to any such revised SNDA Agreement delivered by Landlord) and the same process described above shall apply with respect to Tenant's failure to timely execute, acknowledge and deliver such revised SNDA Agreement (or provide commercially reasonable written comments to any proposed SNDA Agreement delivered by Landlord).
ARTICLE 19

DEFAULTS; REMEDIES
19.1    Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

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19.1.1    Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due (provided that, with respect to the first and second late payments of Rent during any twelve (12) month period, Tenant shall be entitled to a grace period of five (5) business days after written notice by Landlord to Tenant that such amount is past due before such late payment of Rent shall constitute an event of default of this Lease by Tenant); or
19.1.2    Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or
19.1.3    To the extent permitted by Law, (i) Tenant or any guarantor of this Lease being placed into receivership or conservatorship, or becoming subject to similar proceedings under Federal or State law, or (ii) a general assignment by Tenant or any guarantor of this Lease for the benefit of creditors, or (iii) the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of such a proceeding filed against Tenant or any guarantor the same is dismissed within ninety (90) days, or (iv) the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within ninety (90) days, or (v) any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within ninety (90) days; or
19.1.4    Abandonment (as defined in California Civil Code Section 1951.3) of the Premises by Tenant; or
19.1.5    The failure by Tenant to observe or perform according to the provisions of Articles 5 (to the extent such failure causes a violation of Law by Tenant) or 14 of this Lease where such failure continues for more than five (5) business days after notice from Landlord; provided that if the nature of such default is such that the same cannot reasonably be cured within a five (5) business day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default.
The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by Law.
19.2    Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

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19.2.1    Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor; and Landlord may recover from Tenant the following:
19.2.1.1    The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus
19.2.1.2    The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
19.2.1.3    The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus
19.2.1.4    Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and
19.2.1.5    At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Law.
The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the TCCs of this Lease, whether to Landlord or to others. As used in Sections 19.2.1.1 and 19.2.1.2, above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate. As used in Section 19.2.1.3, above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Notwithstanding the foregoing, Landlord's damages in the event of any event of default by Tenant shall not include any construction costs paid or incurred by Landlord, any brokerage commissions or allowances paid by Landlord to Tenant (including the Improvement Allowance) or any free rent provided to Tenant (or any rent attributable to any period between the Final Condition Date and the Lease Commencement Date for each Phase of the Premises).
19.2.2    Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.
19.2.3    Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available

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under Sections 19.2.1 and 19.2.2, above, or any Law or other provision of this Lease), without prior demand or notice except as required by applicable Law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.
19.3    Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.
19.4    Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.
19.5    Landlord Default. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity. Any final award, which is not subject to appeal, from a court or arbitrator in favor of Tenant requiring payment by Landlord under this Lease which is not paid by Landlord within the time period directed by such award (together with interest at the Interest Rate from the date Landlord was required to pay such amount until such offset occurs), may be offset by Tenant from Rent next due and payable under this Lease; provided, however, Tenant may not deduct the amount of the award against more than fifty percent (50%) of Base Rent next due and owing (until such time as the entire amount of such judgment is deducted) to the extent following a foreclosure or a deed-in-lieu of foreclosure.
19.6    Tenant's Right to Make Repairs. Notwithstanding anything to the contrary contained herein, if (i) any "Emergency Situation" (as defined herein) occurs (ii) there is an actual breach by Landlord of one of its obligations under this Lease ("Landlord Breach"), and such Emergency Situation or Landlord Breach will have a material and adverse impact on Tenant's ability to conduct its business in the Premises, or any portion thereof constituting (A) the Retail Space or

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(B) at least a full floor or more (an "Adverse Condition"), including, for example, any failure to provide (or cause to be provided) electricity, HVAC, distributed water or elevator access to the Premises, or (iii) Landlord fails to complete the Base Building Punch List Items located within the Premises on or before the Outside Punch List Date (as those terms are defined in Section 1.4 of the Work Letter) ("Completion Breach"), then Tenant shall give Landlord written notice to both Landlord's property manager and Tenant's principal contact with Landlord. Thereafter, Landlord shall have (a) two (2) business days to commence a cure with respect to such Emergency Situation or (b) ten (10) business days to commence a cure of such Adverse Condition or Completion Breach, and, in each case, shall diligently prosecute such cure to completion (collectively "Emergency Repairs"). In addition, if Tenant in writing ("Tenant Self-Help Notice") notifies Landlord that it intends to undertake self-help remedies for such Emergency Repairs, then Landlord shall indicate in writing within two (2) business days of receipt of such Tenant Self-Help Notice whether Landlord reasonably and in good faith disputes Tenant's right to perform self-help as set forth herein (a "Landlord Dispute Notice"). Landlord's failure to timely deliver a Landlord Dispute Notice shall conclusively be deemed Landlord's waiver of any claim that Tenant improperly performed self-help in accordance with this Section 19.6. For purposes hereof, the term "Emergency Situation" shall mean a situation which poses an imminent threat: (x) to the physical well-being of persons at the Premises or within Tenant's Common Areas or (y) of material damage to Tenant's personal property in the Premises. If Landlord fails to commence to perform such Emergency Repairs within the applicable timeframe (i.e., two (2) business days with respect to an Emergency Situation or ten (10) business days with respect to Adverse Conditions or Completion Breaches) after Landlord receives notice of the applicable Emergency Situation, Adverse Condition or Completion Breach, or, to the extent Landlord commences to cure with such time period but fails to thereafter diligently pursue such Emergency Repairs to completion, then Tenant, upon providing Landlord with such prior written notice as is reasonable under the circumstances (which notice: (I) may, if circumstances so dictate, be given by contacting by telephone any representative of Landlord at the office of the Building or any person designated by Landlord in writing to Tenant from time to time as an emergency contact person for the Building, and (II) shall clearly indicate that Tenant intends to take steps necessary to remedy the event giving rise to the Emergency Situation, Adverse Condition, or Completion Breach in question), may perform such Emergency Repairs or other actions at Landlord's expense; provided, however, that in no event shall Tenant undertake any actions which will or are reasonably likely to materially and adversely affect (other than to a de minimis extent) (W) any floor of the Building that does not include any portion of the Premises, (X) the Building Structure, (Y) any Building Systems, or (Z) the exterior appearance of the Building. If Tenant exercises its right to perform Emergency Repairs or other actions on Landlord's behalf, as provided above, then Landlord shall reimburse the actual out-of-pocket reasonable cost thereof within thirty (30) days following Tenant's delivery of: (i) a written notice describing in reasonable detail the action taken by the Tenant, and (ii) reasonably satisfactory evidence of the cost of such remedy. Landlord shall, within thirty (30) days following Tenant's written request for reimbursement of the costs of the Emergency Repairs notify Tenant of whether Landlord reasonably and in good faith disputes that (1) Tenant did not perform the Emergency Repairs in the manner permitted by this Lease, (2) that the amount Tenant requests be reimbursed from Landlord for performance of the Emergency Repairs is incorrect or excessive, or (3) that Landlord was not obligated under the TCCs of this Lease to make all or a portion of the Emergency Repairs ("Landlord's Set-Off Notice"). If Landlord delivers a Landlord's Set-Off Notice to Tenant, then Tenant shall not be entitled to such deduction from Rent

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(provided, if Landlord contends the amount spent by Tenant in making such repairs is excess and does not otherwise object to Tenant's actions pursuant to this Section 19.6, then Landlord shall pay the amount it contends would not have been excessive); provided that Tenant may proceed to claim a default by Landlord under this Lease for any amount not paid by Landlord. Any final award in favor of Tenant for any such default, which is not subject to appeal, from a court or arbitrator in favor of Tenant, which is not paid by Landlord within the time period directed by such award (together with interest at the Interest Rate from the date Landlord was required to pay such amount until such offset occurs), may be offset by Tenant from Rent next due and payable under this Lease; provided, however, Tenant may not deduct the amount of the award against more than fifty percent (50%) of Base Rent next due and owing (until such time as the entire amount of such judgment is deducted) to the extent following a foreclosure or a deed-in-lieu of foreclosure. In any case, in the event any Emergency Repairs are not accomplished by Landlord within a two (2) business day period with respect to an Emergency Condition or five (5) business day period with respect to Adverse Conditions or Completion Breaches despite Landlord's diligent efforts, Landlord, within three (3) business days following Tenant's written request therefore, shall provide to Tenant a schedule determined in good faith setting forth the basic steps Landlord proposes to be taken to effect the Emergency Repairs or other actions in a commercially reasonable time frame given the specifics of the Emergency Repairs required and the times when such work is proposed to be done and thereafter Landlord shall proceed to complete such Emergency Repairs within the time schedule so provided. If Tenant undertakes any action pursuant to this paragraph, Tenant shall (a) proceed in accordance with all applicable Laws; (b) retain to effect such actions only such reputable contractors and suppliers as are duly licensed in the City and are listed on the most recent list furnished to Tenant of Landlord's approved contractors for the Building and are insured in accordance with the provisions of Article 10 of this Lease; (c) effect such repairs or perform such other actions in a good and workmanlike and commercially reasonable manner; (d) use new or like new materials; (e) take reasonable efforts to minimize any material interference or impact on the other tenants and occupants of the Project, and (f) otherwise comply with all applicable requirements set forth in Article 8 of this Lease. Notwithstanding anything in this Article 19 to the contrary, the foregoing self-help right (i) shall not apply in the event of any fire or casualty at the Project, it being acknowledged and agreed that Article 11 shall govern with respect to any such fire or casualty event, (ii) shall not apply in the event of any condemnation, it being acknowledged and agreed that Article 13 shall govern with respect to any such condemnation, and (iii) shall not permit Tenant to access any other tenant's or occupant's space at the Project.
ARTICLE 20

COVENANT OF QUIET ENJOYMENT
Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other TCCs, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the TCCs, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

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ARTICLE 21

LETTER OF CREDIT
21.1    Delivery of Letter of Credit. Tenant shall deliver to Landlord, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any breach or default by Tenant under this Lease, an unconditional, irrevocable standby letter of credit (the "L-C") in the amount set forth in Section 8 of the Summary (the "L-C Amount"), substantially in the form attached hereto as Exhibit I, with any necessary modifications to incorporate the "Five Year Evergreen Provision" (as that term is defined hereinbelow) to the extent required by the TCCs of this Section 21.1 below, running in favor of Landlord, drawn on one of the following banks (or another bank approved by Landlord in its sole discretion): (i) Wells Fargo Bank, N.A., (ii) Bank of America, N.A., (iii) Citibank, N.A. (iv) Deutsche Bank AG, or (v) JPMorgan Chase Bank, National Association (the "Bank"), so long as such Bank has an investment grade rating from Standard and Poor's Professional Rating Service of A or a comparable rating from Moody's Professional Rating Service (the "Credit Rating Threshold"), and otherwise conforming in all respects to the requirements of this Article 21, including, without limitation, all of the requirements of Section 21.2 below, all as set forth more particularly hereinbelow. Tenant shall deliver the L-C to Landlord as follows: (a) within two (2) business days following Tenant's execution of this Lease, Tenant shall deliver to Landlord an L-C in an amount equal to one-half (½) of the L-C Amount, and (b) within thirty (30) days following the Phase 1 Lease Commencement Date, Tenant shall deliver to Landlord a new or amended L-C in the entire L-C Amount (provided that if Tenant delivers a new L-C in the entire L-C Amount, then Landlord shall return to Tenant the initial L-C equal to one-half (½) of the L-C Amount). In the event Tenant fails to deliver to Landlord the initial L-C, as required herein, in the time period required in this Section 21.1, then such failure by Tenant shall constitute a default by Tenant under this Lease, and Landlord's obligation to disburse the Improvement Allowance shall be suspended until such time as Tenant delivers to Landlord the initial L-C, and any delay in the construction of the Improvements as a result of Landlord not disbursing the Improvement Allowance shall be deemed a "Tenant Delay" (as that term is defined in Section 1.9.3 of the Work Letter). Landlord and Tenant acknowledge that the initial L-C deposited with Landlord will have an initial term of five (5) years, with a so-called "evergreen provision" (the "Five Year Evergreen Provision"). Upon the expiration of the Construction Period, Tenant may deliver a new L-C to Landlord with an initial term of one (1) year, with a so-called "evergreen provision", which new L-C shall otherwise satisfy all of the requirements of this Article 21. Upon receipt of such new L-C from Tenant, Landlord will promptly return the initial L-C to Tenant. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining and maintaining the L-C. In the event of an assignment by Tenant of its interest in the Lease (and irrespective of whether Landlord's consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord's prior written approval, in Landlord's reasonable discretion, and the reasonable attorney's fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within thirty (30) days of receipt of invoice together with reasonable supporting evidence. If Tenant delivers a First Offer Exercise Notice to Landlord, then within ten (10) business days after the final determination of the First Offer Rent, the Letter of Credit shall be increased by the "First Offer Space Increased L-C Amount" (as that term is defined hereinbelow),

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and Tenant shall, within such ten (10) business day period, deliver to Landlord a new L-C (or amendment to the existing L-C) in such First Offer Space Increased L-C Amount. For purposes of this Lease, "First Offer Space Increased L-C Amount" shall mean, subject to the immediately following sentence, an amount equal to the product of: (1) the Base Rent applicable to the First Offer Space during the first month of the First Offer Term (after the expiration of any free rent period) and (2) 0.0444 multiplied by the number of months in the First Offer Term (e.g., if the First Offer Space consists of 5,000 RSF, the Base Rent for the first month of the First Offer Term is equal to $3.50 per month, and the First Offer Term is a total of 60 months, then the First Offer Space Increased L-C Amount shall equal the product of $17,500.00 and 2.664, for a total of $46,620). The First Offer Space Increased L-C Amount shall be determined separately for any portion(s) of the First Offer Space, as necessary, so that the First Offer Space Increased L-C Amount accurately reflects any differences in Base Rent measured on a per RSF basis and differences in the lengths of the First Offer Term applicable to such portion(s) of the First Offer Space. In the event Tenant fails to deliver to Landlord any new L-C (or amendment to the then existing L-C) in such increased amounts required herein, in the time period required in this Section 21.1, then Landlord's obligation to disburse the Improvement Allowance shall be suspended until such time as Tenant delivers to Landlord the new L-C (or amendment to the then existing L-C) in such increased amounts, and any delay in the construction of the Improvements as a result of Landlord not disbursing the Improvement Allowance shall be deemed a Tenant Delay.
21.2    In General. The L-C shall be "callable" at sight, permit partial draws and multiple presentations and drawings, and be otherwise subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev), International Chamber of Commerce Publication #500, or the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. Tenant further covenants and warrants as follows:
21.2.1    Landlord Right to Transfer. The L-C shall provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer (one or more times) all or any portion of its interest in and to the L-C to another party, person or entity, in connection with the assignment by Landlord of its rights and interests in and to this Lease, or separate from this Lease if such assignment is to Landlord's lender. In the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the L-C, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor from and after such transfer date, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said L-C to a new landlord. In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be reasonably necessary to effectuate such transfer, and Landlord shall be responsible for paying the Bank's transfer and processing fees in connection therewith, not to exceed $1,500.00.
21.2.2    No Assignment by Tenant. Tenant shall neither assign nor encumber the L-C or any part thereof. Neither Landlord nor its successors or assigns will be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance by Tenant in violation of this Section.

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21.2.3    Replenishment. If, as a result of any drawing by Landlord on the L-C pursuant to its rights set forth in Section 21.3 below, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within ten (10) business days thereafter, provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency, which additional L-Cs shall comply with all of the provisions of this Article 21, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 19.1 above, the same shall constitute an incurable default by Tenant under this Lease (without the need for any additional notice and/or cure period).
21.2.4    Renewal; Replacement. If the L-C expires earlier than the date (the "LC Expiration Date") that is sixty (60) days after the expiration of the Lease Term, Tenant shall deliver a new L-C or certificate of renewal or extension to Landlord at least sixty (60) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord, which new L-C shall be irrevocable and automatically renewable through the LC Expiration Date upon the same terms as the expiring L-C or such other terms as may be acceptable to Landlord in its reasonable discretion. In furtherance of the foregoing, Landlord and Tenant agree that the L-C shall contain a so-called "evergreen provision," whereby the L-C will automatically be renewed unless at least sixty (60) days' prior written notice of non-renewal is provided by the issuer to Landlord; provided, however, that the final expiration date identified in the L-C, beyond which the L-C shall not automatically renew, shall not be earlier than the LC Expiration Date.
21.2.5    Bank's Financial Condition. If, at any time during the Lease Term, the Bank's long term credit rating is reduced below the Credit Rating Threshold (a "Bank Credit Threat"), then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute L-C that complies in all respects with the requirements of this Article 21, and Tenant's failure to obtain such substitute L-C within thirty (30) days following Landlord's written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord, or Landlord's then managing agent, to immediately draw upon the then existing L- C in whole or in part, without notice to Tenant, as more specifically described in Section 21.3 below. Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L-C (including without limitation Landlord's reasonable attorneys' fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant.
21.3    Application of Letter of Credit. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the L-C as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (including, without limitation, damages that may be granted to Landlord under California Civil Code Section 1951.2) as a result of any breach or default by Tenant under this Lease. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable: (A) such amount is due to Landlord under the TCCs of this Lease, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, "Bankruptcy Code"), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (D) the Bank has notified Landlord that the L-C will

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not be renewed or extended through the LC Expiration Date, or (E) a Bank Credit Threat or Receivership (as those terms are defined in Section 21.2.5 above and Section 21.6.1 below, respectively) has occurred and Tenant has failed to comply with the requirements of either Section 21.2.5 above or 21.6 below, as applicable. If Tenant shall breach any provision of this Lease or otherwise be in default hereunder or if any of the foregoing events identified in Sections 21.3(B) through (E) shall have occurred, Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the L-C, in part or in whole, and the proceeds may be applied by Landlord (i) to cure any breach or default of Tenant, (ii) against any Rent payable by Tenant under this Lease that is not paid when due and/or (iii) to pay for all losses and damages that Landlord has suffered (including, without limitation, damages that may be granted to Landlord under California Civil Code Section 1951.2) as a result of any breach or default by Tenant under this Lease. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable Law, it being intended that Landlord shall not first be required to proceed against the L-C, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw upon the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner. Tenant agrees and acknowledges that (1) the L-C constitutes a separate and independent contract between Landlord and the Bank, (2) Tenant is not a third party beneficiary of such contract, and (3) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.
21.4    Letter of Credit not a Security Deposit. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the L-C or any renewal thereof or any proceeds thereof be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (A) recite that the L-C is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.
21.5    Proceeds of Draw. In the event Landlord draws down on the L-C pursuant to Section 21.3(D) or (E) above, the proceeds of the L-C may be held by Landlord and applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered (including, without limitation, damages that may be granted to Landlord under California Civil Code Section 1951.2) as a result of any breach or default by Tenant under this Lease. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord's other assets. Landlord agrees that the amount

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of any proceeds of the L-C received by Landlord, and not (a) applied against any Rent payable by Tenant under this Lease that was not paid when due or (b) used to pay for any losses and/or damages suffered by Landlord (including, without limitation, damages that may be granted to Landlord under California Civil Code Section 1951.2) as a result of any breach or default by Tenant under this Lease (the "Unused L-C Proceeds"), shall be paid by Landlord to Tenant (x) upon receipt by Landlord of a replacement L-C in the full L-C Amount, which replacement L-C shall comply in all respects with the requirements of this Article 21, or (y) within thirty (30) days after the LC Expiration Date; provided, however, that if prior to the LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant's creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the Unused L-C Proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.
21.6    Bank Placed Into Receivership.
21.6.1    Bank Placed Into Receivership. In the event the Bank is placed into receivership or conservatorship (any such event, a "Receivership") by the Federal Deposit Insurance Corporation or any successor or similar entity (the "FDIC"), then, effective as of the date such Receivership occurs, the L-C shall be deemed to not meet the requirements of this Article 21, and, within ten (10) days following Landlord's notice to Tenant of such Receivership (the "LC Replacement Notice"), Tenant shall (i) replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21, or (ii) in the event Tenant demonstrates to Landlord that Tenant is reasonably unable to obtain a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21 within the foregoing ten (10) day period, deposit with Landlord cash in the L-C Amount (the "Interim Cash Deposit"); provided, however, that, in the case of the foregoing sub-clause (ii), Tenant shall, within sixty (60) days after the LC Replacement Notice, replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21, and upon Landlord's receipt and acceptance of such replacement L-C, Landlord shall return to Tenant the Interim Cash Deposit, with no obligation on the part of Landlord to pay any interest thereon. If Tenant fails to comply in any respect with the requirements of this Section 21.6.1, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right to (a) declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) day and sixty (60) day periods, (b) if applicable, retain such Interim Cash Deposit until such time as such default is cured by Tenant, which retention shall not constitute a waiver of any right or remedy available to Landlord under the TCCs of this Lease or at law, and (c) pursue any and all remedies available to it under this Lease and at law, including, without limitation, if Tenant has failed to provide the Interim Cash Deposit, treating any Receivership as a Bank Credit Threat and exercising Landlord's remedies under Section 21.2.5 above, to the extent possible pursuant to then existing FDIC policy. Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L- C (including without limitation Landlord's reasonable attorneys' fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant.

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21.6.2    Interim Cash Amount. During any period that Landlord remains in possession of the Interim Cash Amount (any such period, a "ICA Period"), it is understood by the parties that such Interim Cash Amount shall be held by Landlord as security for the full and faithful performance of Tenant's covenants and obligations under this Lease. The Interim Cash Amount shall not constitute an advance of any Rent, an advance payment of any other kind, nor a measure of Landlord's damages in case of Tenant's default. If, during any such ICA Period, Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, then Landlord may but shall not be required to, from time to time, without notice to Tenant and without waiving any other remedy available to Landlord, use the Interim Cash Amount, or any portion of it, to the extent necessary to cure or remedy such default or failure or to compensate Landlord for all damages sustained by Landlord or which Landlord reasonably estimates that it will sustain resulting from Tenant's default or failure to comply fully and timely with its obligations pursuant to this Lease. Tenant shall immediately pay to Landlord on demand any amount so applied in order to restore the Interim Cash Amount to its original amount, and Tenant's failure to immediately do so shall constitute a default under this Lease. In the event Landlord is in possession of the Interim Cash Amount at the expiration or earlier termination of this Lease, and Tenant is in compliance with the covenants and obligations set forth in this Lease at the time of such expiration or termination, then Landlord shall return to Tenant the Interim Cash Amount, less any amounts deducted by Landlord to reimburse Landlord for any sums to which Landlord is entitled under the TCCs of this Lease, within sixty (60) days following both such expiration or termination and Tenant's vacation and surrender of the Premises. Landlord's obligations with respect to the Interim Cash Amount are those of a debtor and not a trustee. Landlord shall not be required to maintain the Interim Cash Amount separate and apart from Landlord's general or other funds, and Landlord may commingle the Interim Cash Amount with any of Landlord's general or other funds. Tenant shall not at any time be entitled to interest on the Interim Cash Amount. In the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Interim Cash Amount, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Interim Cash Amount to a new landlord. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute.
21.7    Decrease of Letter of Credit Amount. Provided that, as of each "Reduction Date" set forth below, Tenant is not in monetary default under this Lease, and provided further that, on or prior to the applicable Reduction Date, Tenant tenders to Landlord a replacement L-C or a certificate of amendment to the existing L-C conforming in all respects to the requirements of this Article 21, in the amount of the applicable L-C Amount as of such "Reduction Date" set forth below, the L-C Amount shall be reduced in accordance with the following schedule:

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Reduction Date	**L-C Amount (No Right of First Offer Space)
Sixth (6th) Anniversary of the Phase 1 Lease Commencement Date	$13,203,432.00, which amount equals fifty-four percent (54%) of the Original L-C Amount
Eighth (8th) Anniversary of the Phase 1 Lease Commencement Date	$6,846,224.00, which amount equals twenty-eight percent (28%) of the Original L-C Amount*
* The L-C Amount set forth above shall remain in effect throughout the remainder of the Lease Term, including any Option Terms.
** The L-C Amounts set forth in this column shall apply only if Tenant does not lease any First Offer Space. In the event Tenant leases any First Offer Space, then the First Offer Space Increased L-C Amount shall reduce based on the following schedule: (1) on the anniversary of the First Offer Commencement Date that occurs after 6/15ths of the First Offer Term has elapsed the First Offer Space Increased L-C Amount shall be reduced to equal fifty-four percent (54%) of the First Offer Space Increased L-C Amount, and (2) on the anniversary of the First Offer Commencement Date that occurs after 8/15ths of the First Offer Term has elapsed, the First Offer Space Increased L-C Amount shall be reduced to equal twenty-eight percent (28%) of the original First Offer Space Increased L-C Amount.
Landlord agrees to authorize such reduction in writing to the issuer of the L-C. With respect to the decreases to the L-C amount as set forth herein, Landlord shall return the original L-C deposited hereunder to Tenant within two (2) business days following Tenant's delivery of the new L-C. If Tenant is in monetary default of this Lease as of a Reduction Date, but Tenant subsequently cures the monetary default, then any reductions that were suspended will re-commence as of the date of the cure (provided that no such reductions shall be permitted in the event this Lease is terminated early as a result of such monetary default).
21.8    Construction Period.
21.8.1    Costs for Replacement or Re-Issuance of L-C. Notwithstanding anything to the contrary in this Article 21 or elsewhere in this Lease, during the "Construction Period" (as that term is defined in Section 29.52 below) only, Landlord shall, upon five (5) business days following receipt of notice from Tenant, along with an invoice therefor, pay all fees and costs incurred in connection with the replacement or reissuance of the L-C as may be required by the TCCs of this Article 21, including without limitation, as a consequence of a Bank Credit Threat, or the Issuing Bank's placement into Receivership or as relates to a transfer of the L-C by Landlord, and Tenant shall have no obligation to pay any such fees or costs; provided, however, that to the extent that Landlord has paid any such fees or costs or otherwise incurred any expense as a consequence of the replacement or reissuance of the L-C during the Construction Period, then at any time after the Construction Period, Landlord may submit a statement to Tenant of the amount of any such fees, costs or expenses incurred by Landlord during the Construction Period, and Tenant shall be obligated to pay such amount as Additional Rent hereunder within ten (10) days after Tenant’s receipt of such statement from Landlord; and further, provided, however, in no event shall

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Landlord's payment of any of the foregoing fees or costs include the obligation to supply any collateral in connection with the replacement or reissuance of the L‑C.
21.8.2    Draws During Construction Period. During the Construction Period only, except as set forth in this Section 21.8.2, the L‑C is not callable for any reason, including, but not limited to, the provisions noted in Section 21.3 (A) – (E). In the event of a Bank Credit Threat or Receivership during the Construction Period, within the time periods specified in Sections 21.2.5 above and 21.6.1 above, (i) Tenant shall replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21 (and it shall be deemed reasonable for Landlord to require such issuer to then be in satisfaction of the Credit Rating Threshold), or (ii) in the event Tenant demonstrates to Landlord that Tenant is reasonably unable to timely obtain a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21, Landlord shall not draw on the L-C and instead Landlord and Tenant shall promptly enter into a commercially reasonable controlled account agreement (the "Controlled Account Agreement") with the trust division of a national bank, selected by Landlord (the "Controlled Bank") to set up a controlled account for the benefit of Landlord (the "Controlled Account"). The Controlled Account Agreement shall (A) require Landlord to instruct the Bank to deposit the entire L-C Amount into the Controlled Account, which proceeds (the "Controlled Account Deposit") shall be held in the Controlled Account until receipt of a replacement L-C, (B) only allow Landlord to make draws from the Controlled Account by presentation of similar documentation required by the Bank to draw on the L-C and for the same reasons as Landlord may draw on the L-C pursuant to the TCCs of this Article 21, and (C) provide Landlord with a security interest (with a UCC-1 filing) in the ownership interests, if any, that Tenant may have in the Controlled Account. In the event Landlord is unable to cause the Bank to deposit the L-C proceeds into the Controlled Account, then Tenant shall fund the Controlled Account with cash proceeds in an amount equal to the L-C Amount, in which case, Landlord shall promptly return the L-C to Tenant thereafter, and if Tenant fails to do so within the time periods specified in Sections 21.2.5 and 21.6.1 above for issuance of a substitute L-C, then Landlord may draw on the L‑C pursuant to the terms of Sections 21.2.5 and 21.6.1 above and promptly thereafter deposit the proceeds in the Controlled Account. If a Controlled Account is created, upon the termination of the Construction Period, Tenant shall, at Landlord's request, replace the Controlled Account with the appropriate L-C, in which case, promptly thereafter the funds in the Controlled Account shall be returned to Tenant by Controlled Bank. In the event the Controlled Account remains in place at the expiration or earlier termination of this Lease, and Tenant is in compliance with the covenants and obligations set forth in this Lease at the time of such expiration or termination, then Controlled Bank shall return to Tenant the Controlled Account Deposit, less any amounts necessary to reimburse Landlord for any sums to which Landlord is entitled under the TCCs of this Lease, within sixty (60) days following both such expiration or termination and Tenant's vacation and surrender of the Premises. In the event of a transfer of Landlord's interest in the Building, Landlord shall transfer Landlord's interest, in whole or in part, in the Controlled Account to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of the Controlled Account Deposit to a new landlord.

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ARTICLE 22

INTENTIONALLY OMITTED

ARTICLE 23

SIGNS
23.1    Definition. For purposes of this Lease, the term "sign" and "signage" shall mean signs, designs, monuments, logos, banners, projected images, pennants, decals, advertisements, pictures, notices, lettering, numerals or graphics.
23.2    Interior Signs. In addition to the signage permitted by Section 1.5 above, Tenant, at its sole cost and expense, may install signage and media screens anywhere in the interior of the Premises, including in the elevator lobby of each floor of the Premises ("Tenant's Interior Signage"). Tenant's Interior Signage shall not include any Objectionable Name or Objectionable Content.
23.3    Naming Rights.
23.3.1    In General. During the Lease Term (as the same may be extended), Landlord hereby grants to Original Tenant (i) the exclusive and worldwide right to name the Building and the Project (such name shall be referred to as the "Project Name") pursuant to the terms hereunder and (ii) the non-exclusive right to use the appearance, shape and image of the Building (the "Building Image") in connection with the Project Name and any associated logo designed and used by Original Tenant (Tenant's mark consisting of the Project Name and any associated logo, including without limitation, the Building Image, shall be referred to as the "Project Mark") (collectively, the "Naming Rights"). The Project Name and the Project Mark (together with any changes or amendments thereto) are subject to Landlord's approval in accordance with "Landlord's Approval Standard" (as that term is defined in Section 23.3.2 below), and any approvals required by governmental authorities or applicable Laws. For the avoidance of doubt, Landlord will not grant any third party the right to name the Building, or any portion of the Building or for the Project as a whole. Notwithstanding the foregoing or anything to the contrary in this Lease, as of the Effective Date, Landlord hereby agrees to and approves of use of the Project Name "Salesforce Tower" for both the Building and the Project. Landlord shall, at Landlord's cost and expense (except as set forth in this Section 23.3 below), rename the Project "Salesforce Tower" as of the Effective Date. Tenant shall have the right to utilize the Project Name and/or Project Mark in all items, signs, materials depicting the Project Name and/or Project Mark, including without limitation, the items described in Section 23.3.3 below ("Branding and Collateral Materials"). Except for "Landlord's Project Name Usage" and "Landlord's Project Mark Usage" (as those terms are defined in Section 23.3.6.1 bellow), the parties acknowledge and agree that Landlord shall have no right or obligation to use the Project Name or the Project Mark.

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23.3.2    Landlord's Approval Standard. Any Project Name and any Project Mark used by Tenant shall not contain any "Objectionable Name" (as that term is defined in Section 23.5 below) or "Objectionable Content" (as that term is defined in Section 1.5.1 above) and shall be subject to Landlord's approval, in accordance with Landlord's Approval Standard. Landlord's decision regarding approval of any Project Name or Project Mark (and any change or amendment thereto) shall be made and communicated by Landlord to Tenant within twenty (20) business days of receipt of request for approval. If Landlord fails to respond within such twenty (20) business day period, then Tenant may send Landlord a reminder notice setting forth such failure containing the following sentence at the top of such notice in bold, capitalized font at least twelve (12) points in size: "LANDLORD'S FAILURE TO RESPOND TO THIS NOTICE WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN LANDLORD'S DEEMED APPROVAL OF TENANT'S PROJECT NAME AND/OR PROJECT MARK" (the "Project Name Reminder Notice"). If Landlord fails to respond within five (5) business days after receipt of a Project Name Reminder Notice, then Tenant's proposed Project Name or Project Mark, as applicable, for which Tenant requested Landlord's approval shall be deemed approved by Landlord. For purposes of this Article 23, "Landlord's Approval Standard" shall mean that Landlord's approval shall not be unreasonably withheld, conditioned, or delayed, provided that any proposed Project Name, Project Mark or changed or amended Project Name or Project Mark which includes the use of the legal name of the Original Tenant or the name "salesforce" or any derivation thereof shall not be disapproved by Landlord because of such use, provided further that Landlord may reasonably object to other aspects of the Project Name and the Project Mark that do not relate to the use of the legal name of the Original Tenant or "salesforce" or any derivation thereof.
23.3.3    Landlord's Required Use of the Project Name. Landlord shall support the brand exposure of the Project Name through the following Branding and Collateral Materials as part of Landlord's ordinary course of business and operations subject to the other terms and conditions of this Article 23.
23.3.3.1    Signage. Landlord will cause the Project Name to be incorporated and used in any signage and plaques within the Project depicting the name of the Project.
23.3.3.2    Website and Digital Media. Landlord will cause the Project Name to be displayed on the official promotional website (the "Website") of the Project, and shall be solely responsible for operation of the Website. Landlord shall also utilize the Project Name on any website relating to the ongoing operation of the Project operated and managed by Landlord. In addition, Landlord shall use the Project Name when referring to the Project in any other social media outlets (including, without limitation, Facebook, Instagram, and Twitter).
23.3.3.3    Printed Materials. Landlord will cause the Project Name to be incorporated and used to identify the name of the Project in the printed business, marketing, promotional and press materials of the Project, including, without limitation, letterhead, leasing materials, brochures, directories, employee and staff credentials, building and security passes, and other forms of identification.

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23.3.3.4    Guest Services. Landlord will cause the Project Name to be incorporated and used in the following.
23.3.3.4.1    Clothing, apparel and/or accessories worn by various Building staff, including, but not limited to, name tags and uniforms worn by security personnel and janitors, except for any such items which depict solely the name of Landlord or any Landlord Parties, or any independent contractors.
23.3.3.4.2    Phone and correspondence greetings used by Building operators and support staff when referring to the name of the Project.
23.3.3.5    Products. Landlord will cause the Project Name to be used in any glassware, snow globes, models and any other products provided by Landlord setting forth the Project Name.
23.3.3.6    Tenant's Right to Support the Brand Exposure of the Project Name and the Project Mark Itself. Nothing in this Lease or otherwise will limit, restrict, condition, modify or otherwise affect Tenant's right to support the brand exposure of the Project Name or Project Mark itself through branding channels and Branding and Collateral Materials, at its sole cost and expense. Notwithstanding any provision to the contrary set forth in this Section 23.3, Tenant shall not use the Project Name or the Project Mark to imply in any way that Tenant is the owner of the Project or has an ownership interest in the Project.
23.3.3.7    Publicity and Promotion.
23.3.3.7.1    Promotion. Landlord shall, at its own cost and expense except to the extent expressly and specifically provided in this Section 23.3 to the contrary, identify the Building and the Project by the Project Name in all written and oral references to the name of the Project, including, without limitation, all official documents, press releases and other public announcements.
23.3.3.7.2    Promotional Campaign. Subject to the requirements of Section 29.28 of this Lease, Landlord will cooperate with Tenant to jointly plan a mutually agreeable and mutually executed public relations campaign to announce the Project Name following the Effective Date, which public relations campaign, in terms of Landlord's obligations to participate, shall be reasonably consistent in scope with public relations campaigns of other Comparable Buildings named after a tenant.
23.3.3.8    Duty to Cooperate. Without obligation, Landlord will cooperate with Tenant to cause the City and the TJPA to refer to the Project by the Project Name.
23.3.4    Costs of the Branding and Collateral Materials.
23.3.4.1    Tenant will be responsible for all costs and expenses associated with the design, creation, and use of the Project Mark by Tenant, including the costs for

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any third-party designer services used in the creation of the Project Mark, and any related artwork and/or style manuals for the Project Mark.
23.3.4.2    Except to the extent expressly and specifically provided in this Section 23.3, Landlord and Tenant will each be responsible for all costs and expenses associated with their respective uses of the Project Name and Project Mark.
23.3.5    Construction Period. During the construction of the Project, Landlord shall place the Project Mark on its barrier fencing in three (3) locations, reasonably designated by Landlord, subject to consultation with Tenant (collectively, "Construction Barriers"). Tenant shall pay the reasonable, actual out-of-pocket costs and expenses thereof.
23.3.6    General Usage of Project Name and Project Mark.
23.3.6.1    Usage. Landlord shall be entitled to use the Project Name when factually referring (either orally or in writing) to the name of the Project or other fair use ("Landlord's Project Name Usage"), and (ii) the Project Mark for the Construction Barrier pursuant to the TCCs of Section 23.3.5 ("Landlord's Project Mark Usage"); provided that Landlord's Project Name Usage and Landlord's Project Mark Usage as pertains to signs affixed to the Project shall be consistent (in terms of form, color, dimension and manner) with the use of the name of the building by landlords of first class office buildings named after a tenant (the "Design Parameters"). Landlord shall have no right to use the Project Name for any purposes other than Landlord's Project Name Usage, unless Landlord complies with Tenant's trademark usage guidelines, which trademark usage guidelines shall be provided to Landlord by Tenant and may be updated by Tenant from time to time, but shall be commercially reasonable at all times (the "Usage Guide") and the sample review process set forth in Section 23.3.6.3 below, and Landlord shall have no right to use the Project Mark for any purposes other than Landlord's Project Mark Usage.
23.3.6.2    Unauthorized Use of the Project Name or Project Mark. In the event that either Landlord or Tenant becomes aware of any unauthorized use of the Project Name or the Project Mark, Landlord, or Tenant, as applicable, agrees to promptly notify the other party of such unauthorized use of the Project Name or the Project Mark. Tenant shall have the sole right, but not the obligation, at Tenant's sole cost and expense, to bring proceedings alleging infringement of the Project Name and its Project Mark or unfair competition related thereto; provided, however, that Landlord agrees to provide Tenant, at the Tenant's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings to the extent necessary as owner of the Project; and provided, further, however, Landlord shall have the right to require Tenant to bring proceedings alleging infringement of the Project Name in accordance with the foregoing. Landlord shall not be obligated to incur any costs in connection with enforcing or monitoring use of the Project Name or the Project Mark by third parties.
23.3.6.3    Samples Review Process. If and only to the extent the Project Mark includes the Building Image, upon Landlord's reasonable request, but not more frequently than twice each calendar year, Tenant shall provide Landlord with examples of the use by Tenant of such Project Mark on the Branding and Collateral Materials. In connection with Landlord's use of the Project Name for any purposes other than Landlord's Project Name Usage, Tenant shall

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provide Landlord with samples of each use of the Project Name on any Branding and Collateral Materials and a list of all of the specific items in each category or sub-category of the Branding and Collaterial Materials for which the samples apply (collectively, "Tenant Samples"). Landlord will only use and display the Project Name in the same form, color, dimension and manner and otherwise as depicted in such Tenant Samples in accordance with the Usage Guide for the applicable list of specific items. For the avoidance of doubt, except for Landlord's Project Name Usage and Landlord's Project Mark Usage, Landlord may not use or display the Project Name or the Project Mark other than as depicted in the Tenant Samples without Tenant's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Upon Tenant's reasonable request, but not more frequently than twice each calendar year, Landlord agrees that it will provide Tenant with samples of its use of the Project Name in any items that Landlord is using pursuant to Landlord's Project Name Usage.
23.3.6.4    Maintenance and Renewal. Landlord agrees to cooperate, at no cost to Landlord, with Tenant's preparation and filing of any applications, renewals or other documentation necessary to protect Tenant's intellectual property rights in the Project Name and Project Mark.
23.3.7    Project Name Change; De-branding. Tenant may, at any time change the Project Name, to reflect any changes to the name of the Original Tenant (a "Project Name Change"), but subject to Landlord's approval, in accordance with Landlord's Approval Standard and the TCCs of Section 23.3.2 above.
23.3.7.1    De-branding Activities. Subject to Section 23.3.7.2 below, within thirty (30) days following Landlord's approval (in accordance with Landlord's Approval Standard) of any Project Name Change or change to the Project Mark or within twelve (12) months following the termination of the Naming Rights as specified below (the "De-Branding Period"), Landlord shall completely remove from the Project all Branding and Collateral Materials produced and owned by Landlord and all other items and materials visible to the general public that use the Project Name and produced and owned by Landlord (and specifically excluding Tenant's Signage, or items produced, owned or installed by Tenant) (collectively, "De-Branding Activities"). During and following the De-Branding Period, Landlord shall not distribute any items or materials identifying the former Project Name or Project Mark, and Landlord's use of the new Project Name or Project Mark shall be in accordance with the foregoing terms of this Section 23.3.
23.3.7.2    Cost Allocation of De-Branding Activities.
23.3.7.2.1    Tenant agrees to pay all reasonable actual out-of-pocket costs and expenses associated with removing the Project Name and Project Mark from: (x) the exterior of the Building and the lobbies of the Building and restoring the affected areas to the condition existing prior to the installation of the Project Name and Project Mark thereon and (y) all other Branding and Collateral Materials produced and owned by Landlord with such costs under this item (y) not to exceed $25,000.00. Except as set forth in items (x) and (y) above, Tenant will not be responsible for any costs or expenses relating to Landlord's production of new Branding and Collateral Materials. Landlord will promptly provide Tenant with an itemized list of its actual out-of-pocket costs that are reasonably required and necessary in order for Landlord to perform the De-

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Branding Activities stated in subsections (x) and (y) above. Notwithstanding the foregoing, Tenant shall be solely responsible for the costs and performance of any changes to Tenant's Signage resulting from any changes to the Project Name or Project Mark and, upon the termination of Tenant's Signage and Naming Rights. in accordance with the removal requirements described in this Article 23 below, and for all costs associated with the de-branding as relates to any materials showing the Project Name or Project Mark that are produced or owned by Tenant.
23.3.7.2.2    Notwithstanding the TCCs of this Article 23, or otherwise, if Tenant in Tenant’s reasonable judgment believes that compliance with a court or administrative order or other similar governmental order requires that Landlord's usage of any Project Name or Project Mark be curtailed or eliminated in any manner, Landlord shall promptly comply with Tenant's directions, at Tenant's sole cost and expense; provided that Landlord will promptly provide Tenant with an itemized list of its actual out-of-pocket costs that are reasonably required and necessary in order for Landlord to comply with Tenant's directions.
23.3.7.2.3    For the avoidance of doubt, Landlord’s obligations under Sections 23.3.6.2, 23.3.7.1, 23.3.8, 23.3.10.1, and 23.3.10.2 shall survive any expiration or termination of this Lease.
23.3.8    Restrictions on Landlord and Tenant.
23.3.8.1    Prior to the termination of Tenant's Naming Rights, Tenant shall not name (or cause to be named) any other office building in the City which contains the name salesforce or is similar to any other Project Name designated by Tenant; provided that the foregoing shall not apply to Tenant's right to use the name "salesforce" in any signage, plaques and similar items in other office buildings in the City. In addition, during the Lease Term (as the same may be extended) and after the termination of Tenant's Naming Rights, Landlord shall not use as its own any service mark, service name, trade name, trademark, domain name, design or logo(s) (unless owned by an entity other than Original Tenant or any of the Original Tenant's affiliates), which is similar to (i) any Project Name or Project Mark designated by Original Tenant or (ii) any other service mark, service name, trade name, trademark, domain name, design, or logo(s) owned by Original Tenant. The parties acknowledge and agree that the use of the term "Tower" by Original Tenant in the name of another building in the City, or by Landlord in the name of the Project after the termination of Tenant's Naming Rights, shall not be deemed a violation of this Section 23.3.8.1.
23.3.8.2    Landlord shall not register any Project Name or Project Mark and Tenant shall retain the exclusive right to apply for and obtain registrations for the Project Name and Project Mark throughout the world at Tenant's sole cost and expense.
23.3.8.3    Landlord shall not challenge the validity of the Project Name or Project Mark, nor shall Landlord challenge Tenant’s ownership of the Project Name or Project Mark or the enforceability of Tenant's rights therein. Landlord shall not create any derivatives of the Project Name or Project Mark.
23.3.8.4    For clarification, Landlord and Tenant agree that any violation of the other party's rights and powers under this Lease may result in an irreparable injury to Landlord

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or Tenant, as applicable, and such party shall have the right to seek equitable relief against the other party for any and all violations of such party’s rights and powers under this Lease, and with respect to Tenant only, for any unlicensed use of the Project Mark or the Project Name and/or Tenant's copyrights or other intellectual property or proprietary rights.
23.3.9    Additional Terms.
23.3.9.1    Tenant represents and warrants to Landlord that to the best of Tenant's knowledge, neither the Project Name nor the Project Mark (other than the Building Image), infringes, violates, or misappropriates any intellectual property right of any third party and that Tenant is the lawful owner of the name "Salesforce", and the Project Mark (other than the Building Image) in the United States.
23.3.9.2    EXCEPT AS EXPRESSLY AND SPECIFICALLY SET FORTH IN THIS SECTION 23.3.9.2, TENANT MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, IN CONNECTION WITH THE PROJECT NAME OR PROJECT MARK OR LANDLORD'S EXERCISE OF ITS RIGHTS OR PERFORMANCE OF ITS OBLIGATIONS UNDER THIS SECTION 23.3, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD-PARTY RIGHTS, AND ANY WARRANTIES THAT MAY ARISE DUE TO COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, WHETHER RELATED TO THE PROJECT NAME, THE PROJECT MARK OR OTHERWISE.
23.3.9.3    Tenant agrees to indemnify, defend and hold harmless Landlord, its subsidiaries and affiliates from and against any and all liabilities, obligations, losses, damages, penalties, actions, suits and proceedings, including legal expenses and attorneys' fees of any kind and nature, imposed on, incurred by or asserted against Landlord and the Landlord Parties arising out of or relating to any third party claim or threat thereof that the Project Name or Project Mark (except for the Building Image) (and the exercise of the rights granted herein with respect thereto) infringe, misappropriate or violate any copyright, trademark or other intellectual property and proprietary rights of any third party.
23.3.9.4    In the event of (i) any bankruptcy, insolvency or similar proceeding of Tenant which is not discharged, dismissed or withdrawn within ninety (90) days of filing, liquidation, dissolution or other cessation of business of Tenant or Tenant applying for or consenting to the appointment of a receiver for all or substantially all of its assets, or (ii) actions by Tenant or Tenant's executives or senior management which is reasonably determined in good faith to materially adversely affect the reputation of the Building if Landlord were to continue to use the Project Name, Landlord shall have the right to change the Project Name in its sole discretion upon reasonable advance notice to Tenant.

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23.3.10        Intellectual Property and Ownership.
23.3.10.1    Ownership of Domain Name. Landlord acknowledges that Tenant is the sole owner of any domain name for the Website that incorporates or otherwise uses the Project Name (the "Domain Name") and that all use of the Domain Name, and all goodwill associated with such use, shall inure to the benefit of Tenant. To the fullest extent permitted by applicable Law, Landlord agrees that it will, and hereby does, transfer, convey and assign to Tenant all right, title and interest throughout the world in and to the Domain Name, including without limitation any related copyrights, trademarks, trade secrets and other intellectual property and proprietary rights (whether or not registered), together with (a) all national, foreign, state and common law registrations, applications for registration and renewals and extensions thereof and (b) all goodwill associated therewith (collectively, the "Rights"). Promptly after the execution of this Lease, Landlord will prepare and submit to the appropriate individuals or entities all forms and other documents reasonably requested by Tenant to transfer the Domain Name and Rights to Tenant. Further, Landlord will take all other actions reasonably requested by Tenant to transfer the Domain Name and Rights to Tenant. Notwithstanding the foregoing, Landlord shall retain ownership of the Website and all rights to operate the Website pursuant to the terms Section 23.3.3.2 above, and shall be entitled to use the Domain Name in connection therewith until the termination Tenant's Naming Rights. Upon the termination of Tenant's Naming Rights, Landlord will promptly discontinue use of the Domain Name throughout the world in all forms and media.
23.3.10.2    Ownership of Project Name and Project Mark. Landlord acknowledges that Tenant is the sole owner of all right, title and interest in and to the Project Name and Project Mark, including any derivatives thereof, and Landlord has not acquired, and shall not acquire, any right, title or interest in or to the Project Name, Project Mark or any derivatives thereof except the rights to use such Project Name when referring to the name of the Building or Project and to use the Project Name as expressly set forth in this Lease. All use of the Project Name and Project Mark, and all goodwill associated with such use, shall inure to the benefit of Tenant.
23.3.10.3    License or Sublicense to Use Project Name. Subject all of the terms and conditions of this Article 23, Tenant hereby grants to Landlord a limited, non-exclusive, royalty free, personal, non-transferable (except to any successor to Landlord's interest in this Lease) and non-sublicensable license or sublicense, (a) during the construction of the Project, to use and display the Project Mark on the Construction Barriers for this Project pursuant to Section 23.3.5 and (b) to use and display the Project Name solely for those uses provided for in Section 23.3 and to use and display the Domain Name in connection with Landlord's operation of the Website for the period from the Effective Date until the termination of Tenant's Naming Rights, all of the foregoing for the ownership, operation, maintenance, improvement and development of the Project. Landlord shall have no rights in the Project Name, Project Mark or any derivatives thereof other than those expressly granted in this Article 23. Following the termination of Tenant's Naming Rights, Landlord's foregoing rights set forth in this Section 23.3.10.3 shall also terminate.
23.4    Signage Rights. Landlord hereby grants to Original Tenant, during the Lease Term (as the same may be extended), the right to (i) exclusively install one or more Building façade signs identifying Tenant's name and logo at up to 100 feet and/or on the top of the Building (the "Façade

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Signage") in the general locations shown on Exhibit H-1 attached hereto, with the specific locations to be mutually and reasonably determined by Landlord and Tenant, (ii) install one sign (up to eight feet (8') in diameter) depicting Tenant's name and logo, the Project Name, or the Project Mark in the general location shown on Exhibit A-7 attached hereto, with the specific location to be mutually and reasonably determined by Landlord and Tenant (the "Lobby Wall Sign"), (iii) install one eyebrow sign above the Mission Street entrance to the Building identifying the Project Name only (and not the Project Mark) in the general location shown on Exhibit H-1 attached hereto, with the specific location to be mutually and reasonably determined by Landlord and Tenant, which Project Name shall conform to the Design Parameters (the "Mission Street Eyebrow Sign"), (iv) install one eyebrow sign above the fifth (5th) floor entrance to the Building identifying the Project Name only (and not the Project Mark) in the general location shown on Exhibit H-1 attached hereto, with the specific location to be mutually and reasonably determined by Landlord and Tenant, which Project Name shall conform to the Design Parameters (the "Fifth Floor Eyebrow Sign"), (v) have exclusive and prominent signage on the Pedestrian Bridge in the general location shown on Exhibit H-1 attached hereto, with the specific location to be mutually and reasonably determined by Landlord and Tenant, identifying Tenant's name and logo, which may include a sign panel on any monument sign with other tenants listed below Tenant's name (the "Bridge Monument Sign") constructed by Landlord on the Pedestrian Bridge (collectively, the "Bridge Signage"), (vi) have a sign panel on the Mission Square monument sign ("Mission Square Monument Sign") identifying Tenant's name and logo, which Mission Square Monument Sign shall be in the general location shown on Exhibit H-1 attached hereto, with the specific location of the Mission Square Monument Sign to be mutually and reasonably determined by Landlord and Tenant with other tenants listed below Tenant's name ("Tenant's Monument Sign Panel"), to the extent the Mission Square Monument Sign is constructed by Landlord, (vii) have exclusive and prominent signage on the entrances and exits to the Gondola, as well as on the Gondola itself, identifying Tenant's name and logo in the general locations shown on Exhibit H-1 attached hereto, with the specific locations to be mutually and reasonably determined by Landlord and Tenant (collectively, the "Gondola Signage"), and (viii) one fin sign in each of the lobbies of Tenant's Elevators identifying Tenant's name and logo in the general locations shown on Exhibit A-7 attached hereto, with the specific locations to be mutually and reasonably determined by Landlord and Tenant ("Elevator Fin Signs") (collectively, the "Signage Rights"). The Naming Rights and the Signage Rights shall be known collectively as the "Signage and Naming Rights." All signs and sign panels installed pursuant to Tenant's Signage and Naming Rights (other than the Mission Square Monument Sign and the Bridge Monument Sign, if any) shall be known as "Tenant's Signage." Landlord's and Tenant's respective obligations for design, fabrication and installation of Tenant's Signage are more particularly set forth on Exhibit H-3 attached hereto. Notwithstanding the foregoing, any of Tenant's Signage that includes the Project Name (including, without limitation, the Mission Street Eyebrow Sign and the Fifth Floor Eyebrow Sign), shall be designed by Landlord in accordance with the Design Parameters.
23.5    Specifications and Permits. Landlord hereby approves Tenant's name and logo and the graphics, content, materials, color, design, lettering, lighting, illumination, and specifications (not including the method of attachment or the location) of Tenant’s Signage to the extent set forth on Exhibit H-2 attached hereto should Tenant desire to use such name, logo and specifications set forth therein. Any name, logo, or graphic used by Tenant on Tenant's Signage shall not contain any Objectionable Name or Objectionable Content. Landlord shall approve (in accordance with

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Landlord's Approval Standard) any name, logo, graphics, content, materials, color, design, lettering, lighting, illumination, and specifications (including the method of attachment and the location) of Tenant's Signage not set forth on Exhibit H-2 attached hereto. For purposes of this Lease, the term "Objectionable Name" shall mean a name or symbol which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project (an "Objectionable Name"). Tenant's Signage shall be subject to Tenant's receipt of all required governmental permits and approvals and shall be subject to all applicable Laws, including any approvals required by the TJPA with respect to the Gondola Signage located on the entrances and exits of the Gondola. Landlord shall use commercially reasonable efforts to assist Tenant in obtaining all necessary governmental permits and approvals for Tenant's Signage. Tenant hereby acknowledges that, notwithstanding Landlord's approval of Tenant's Signage, Landlord has made no representation or warranty to Tenant with respect to the probability of obtaining all necessary governmental approvals and permits for Tenant's Signage. In the event Tenant does not receive the necessary governmental approvals and permits for Tenant's Signage, Tenant's and Landlord's rights and obligations under the remaining TCCs of this Lease shall be unaffected.
23.6    Intentionally Omitted.
23.7    Transfer of Tenant's Signage and Naming Rights. The Signage and Naming Rights shall be personal to the Original Tenant. Tenant may not transfer any Signage and Naming Rights to any Transferee of Tenant's interest in this Lease, except that Tenant may transfer its rights pertaining to the Elevator Fin Signs, any sign panel on a monument sign on the Pedestrian Bridge, and Tenant's Monument Sign Panel to any Permitted Transferee or any assignee or subtenant approved by Landlord pursuant to the TCCs of Article 14 above.
23.8    Leasing and Occupancy Requirements for Tenant's Signage and Naming Rights. Tenant's Signage and Naming Rights pertaining to the Lobby Wall Sign and the Mission Street Eyebrow Sign may only be exercised if Original Tenant or Permitted Transferee Assignee continues to lease twenty-four (24) or more full floors in the Building (as defined in Section 1.5.3 above) and remains in occupancy (as defined in Section 1.3.6 above) of seventeen (17) or more full floors of the Building (the "Maximum Signage Occupancy Threshold"); provided, however, if Original Tenant or Permitted Transferee Assignee leases less than twenty-four (24) full floors in the Building (as defined in Section 1.5.3 above) or remains in occupancy (as defined in Section 1.3.6 above) of less than seventeen (17) full floors of the Building, but Original Tenant or Permitted Transferee Assignee continues to remain in occupancy (as defined in Section 1.3.6 above) of twelve (12) or more full floors in the Building (the "Intermediate Signage Occupancy Threshold"), then Tenant may retain either the Lobby Wall Sign or the Mission Street Eyebrow Sign, but not both, as selected by Tenant in its sole discretion. Tenant's Signage and Naming Rights pertaining to the Elevator Fin Signs may only be exercised if Tenant continues to be entitled to exclusive use of Tenant's Elevators. Subject to the foregoing, the remainder of Tenant's Signage and Naming Rights may only be exercised if the Original Tenant or Permitted Transferee Assignee remains in occupancy (as defined in Section 1.3.6 above) of at least twelve (12) or more full floors of the Building (the "Minimum Signage Occupancy Threshold").

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23.9    Tenant's Signage and Naming Termination Right. Tenant may terminate Tenant's Signage and Naming Rights, effective any time after the first (1st) anniversary of the Phase 1 Lease Commencement Date, upon not less than twelve (12) months prior written notice to Landlord.
23.10    Cost and Maintenance. The costs of the actual signs comprising Tenant's Signage and the installation, design, construction, and any and all other costs associated with Tenant's Signage, including, without limitation, utility charges and hook-up fees, permits, and maintenance and repairs, shall be the sole responsibility of Tenant, except as otherwise set forth on Exhibit H-3 attached hereto. Notwithstanding the foregoing, where a sign or plaque would have been required in the Building (e.g. directional signage, required plaques in public open spaces, etc.), Landlord shall be responsible for the cost and expense of installing such sign or plaque and Tenant shall only be responsible for the incremental increase in cost of placing the Project Name or Project Mark on such sign or plaque. Tenant shall, at Tenant's own expense, keep Tenant's Signage in good order, repair and condition at all times during the Lease Term (as the same may be extended). Upon the expiration or earlier termination of this Lease or Tenant's right to exercise the applicable Tenant's Signage and Naming Right, Tenant shall, at Tenant's sole cost and expense, cause Tenant's Signage to be removed and shall cause the areas in which such Tenant's Signage was located to be restored to the condition existing immediately prior to the placement of such Tenant's Signage except for ordinary wear and tear. If Tenant fails to timely remove such Tenant's Signage or to restore the areas in which such Tenant's Signage was located, as provided in the immediately preceding sentence, then Landlord may perform such work, and all costs incurred by Landlord in so performing (including a percentage of the cost thereof sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and/or maintenance) shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant's receipt of an invoice therefor together with reasonable supporting evidence. The TCCs of this Section 23.10 shall survive the expiration or earlier termination of this Lease.
23.11    Landlord and Other Tenant Signage. Landlord reserves the absolute right to grant other tenants of the Building (i) subject to the last sentence of this Section 23.11, fin Building elevator lobby signage in any elevator bank other than the banks of Tenant's Elevators, (ii) monument signage on Landlord's Monument Sign less prominent than Tenant's Monument Sign Panel, and monument signage on any multi-tenant monument signed installed by Landlord on the Pedestrian Bridge less prominent than Tenant's panel on such monument sign, (iii) customary façade signage, perpendicular fin signage, and eyebrow signage adjacent to, abutting, or located near to, the retail spaces on the ground floor level of the Building, and (iv) customary façade signage and perpendicular fin signage (but no eyebrow signage) adjacent to, abutting, or located near to, the retail spaces on the fifth (5th) floor level of the Building. Other than the foregoing signage, Landlord shall have no right to place other signage at the Project other than (A) address, directory, suite and directional signage and signage identifying the Landlord in a customary size and location compared with Comparable Buildings and (B) signage necessary to the operation of the Gondola, or in, on, or about the Pedestrian Bridge or Mission Square pertaining to the modification, operation or maintenance of such areas or signage pertaining to any kiosks or similar type improvements in such areas, all of which shall not depict the name of another tenant or occupant of the Building or a Restricted Party. Landlord shall have no right to grant signage or advertising rights to any other third-party, subject to the TCCs of this Section 23.11 above, anywhere at the Project (other than

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(I) signage within the interior of such tenants or occupants demised premises not visible from the exterior of the Building, (II) advertising related to the business of the retail tenants of the Project, leasing of the Project or Project events, (III) live streaming content from a third-party provider containing incidental advertising material (e.g., newsfeeds on a media screen in the Building elevators), and (IV) advertising within the Project, but located outside of the Building). Notwithstanding the foregoing, following Tenant's failure to satisfy the Minimum Signage Occupancy Threshold, Landlord may grant signage, naming, and advertising rights to any other person or entity at any time without restriction. Notwithstanding anything to the contrary set forth herein, (x) so long as Tenant is satisfying only the Intermediate Signage Occupancy Threshold, and Tenant has elected not to retain its Mission Street Eyebrow Sign, Landlord shall have the right to place the Project Name on the Mission Street Eyebrow Sign, at Landlord's sole cost and expense, and (y) at any time that Tenant is no longer entitled to its Elevator Fin Signs, Landlord may grant elevator fin signage rights to any other tenant(s) at any time, without restriction.
23.12    Payments to Landlord by Tenant.
23.12.1    At any time during the Lease Term that Tenant leases a minimum of eighteen (18) full floors of the Building, Tenant shall not be obligated to pay any annual signage and naming fee (the "Signage and Naming Fee") in connection with Tenant's Signage and Naming Rights.
23.12.2    At any time during the Lease Term that Tenant leases less than sixteen (16) full floors of the Building, Tenant shall pay to Landlord a Signage and Naming Fee equal to Six Million and No/100 Dollars ($6,000,000.00) prior the Lease Expiration Date applicable to Tranche 1, which Signage and Naming Fee shall increase to Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) during any Option Term for Tranche 1, or if Tranche 1 is not renewed then as of the date the Option Term for Tranche 1 would have commenced.
23.12.3    At any time during the Lease Term that Tenant is leasing sixteen (16) or more full floors in the Building, but less than eighteen (18) full floors of the Building, the Signage and Naming Fee shall be reduced to Three Million and No/100 Dollars ($3,000,000.00) prior the Lease Expiration Date applicable to Tranche 1, which Signage and Naming Fee shall increase to Three Million Seven Hundred Fifty Thousand and No/100 Dollars ($3,750,000.00) during any Option Term for Tranche 1, or if Tranche 1 is not renewed then as of the date the Option Term for Tranche 1 would have commenced.
23.12.4    Tenant shall pay the Signage and Naming Fee, without prior notice or demand, in monthly installments concurrently with Tenant's payment of Base Rent, without any setoff or deduction whatsoever. If any payment of the Signage and Naming Fee is for a period which is shorter than one month, the Signage and Naming Fee for any such fractional month shall accrue on a daily basis during such fractional month and shall total an amount equal to the product of (i) a fraction, the numerator of which is the number of days in such fractional month and the denominator of which is the actual number of days occurring in such calendar month, and (ii) the then-applicable monthly installment of Signage and Naming Fee.

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ARTICLE 24

COMPLIANCE WITH LAW
Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any Law now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such applicable Laws which relate to (i) Tenant's use or occupancy of the Premises, (ii) the Alterations or the Improvements in the Premises, or (iii) the Base Building, but, as to the Base Building, only to the extent such obligations are solely triggered by Tenant's Alterations, the Improvements, or use of the Premises for non-general office use. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant shall, at its sole cost and expense, comply promptly with such standards or regulations as it relates to the Premises or Tenant use of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all applicable Laws relating to the Base Building, the Project and Common Areas, provided that compliance with such applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord's failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, or would materially affect the safety of Tenant's employees or create a significant health hazard for Tenant's employees. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent consistent with the TCCs of Section 4.2, above.
ARTICLE 25

LATE CHARGES
If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, then Tenant shall pay to Landlord a late charge equal to three percent (3%) of the overdue amount; provided, however, with regard to the first such failure in any twelve (12) month period, Landlord will waive such late charge to the extent Tenant cures such failure within five (5) business days following Tenant's receipt of written notice from Landlord that the same was not received when due. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) business days after the date they are due shall bear interest from the date when due until paid at the "Interest Rate." For purposes of this Lease, the "Interest Rate" shall be an annual rate equal to the lesser of (i) the annual "Bank Prime Loan" rate cited in the Federal Reserve Statistical Release publication H.15(519), published weekly (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus three (3) percentage points, and (ii) the highest rate permitted by applicable law.

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ARTICLE 26

LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
26.1    Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.
26.2    Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements, sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1 within thirty (30) days after receipt of invoice together with reasonable supporting evidence. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.
ARTICLE 27

ENTRY BY LANDLORD
Landlord reserves the right at all reasonable times (during Building Hours with respect to items (i) and (ii) below) and upon at least twenty-four (24) hours prior notice to Tenant (except in the case of an emergency) to enter the Premises and Tenant's Common Areas to (i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers, or during the last fifteen (15) months of the Lease Term with respect to each Phase of the Premises, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises, Tenant's Common Areas or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Landlord shall use commercially reasonable efforts to minimize interference with the operation of Tenant's business at the Premises during any entry by Landlord unto the Premises and Tenant's Common Areas. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises and Tenant's Common Areas at (A) any reasonable time to reasonably perform services required of Landlord, including janitorial service; (B) any time to take possession due to any breach of this Lease in the manner provided herein; and (C) any reasonable time to perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises and any doors or gates providing access to or from Tenant's Common Areas, excluding Tenant's vaults, safes and "Secured Areas," as that term is defined below. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the

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Premises and Tenant's Common Areas. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises or Tenant's Common Areas, or an actual or constructive eviction of Tenant from any portion of the Premises or Tenant's Common Areas. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations other than those repairs, alterations or decorations that Landlord has expressly agreed to perform under this Lease. Tenant may reasonably restrict access by any visitor whom Landlord intends to bring onto the Premises who is, or may reasonably be suspected by Tenant to be, a competitor of Tenant. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or any Landlord Parties while the same are in the Premises. Notwithstanding anything to the contrary set forth in this Article 27, Tenant may reasonably designate in writing certain reasonable areas of the Premises as "Secured Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. In connection with the foregoing, Landlord shall not enter such Secured Areas except in the event of an emergency. Landlord need not clean any area designated by Tenant as a Secured Area and shall only maintain or repair such secured areas to the extent (1) such repair or maintenance is required in order to maintain and repair the Base Building; (2) as required by applicable Law, or (3) in response to specific requests by Tenant and in accordance with a schedule reasonably designated by Tenant, subject to Landlord's reasonable approval. Access to the Premises by Landlord shall be in accordance with the reasonable security, safety and confidentiality requirements that Tenant may reasonably adopt from time to time, including, without limitation, a requirement that persons (including Landlord or Landlord Parties) having access to the Premises shall sign and deliver to Tenant a confidentiality and nondisclosure agreement in form and content reasonably acceptable to Tenant.
ARTICLE 28

TENANT PARKING
Tenant shall have the right, but not the obligation, at all times during the Lease Term, to rent from Landlord, on a monthly basis throughout the Lease Term, the amount of unreserved parking passes set forth in Section 9 of the Summary, which parking passes shall pertain to the Parking Structure. Tenant’s right to lease the entire amount of parking passes set forth in Section 9 of the Summary shall commence on the Phase 1 Lease Commencement Date. Tenant shall pay to Landlord (or its designee) for the parking passes on a monthly basis at the prevailing rate charged from time to time. In addition to any fees that may be charged to Tenant in connection with its parking of automobiles in the Parking Structure, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the Parking Structure by Tenant. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Structure, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Parking Structure at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict

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access to the Parking Structure for purposes of permitting or facilitating any such construction, alteration or improvements; provided that Landlord shall use commercially reasonable efforts (without any obligation to engage overtime labor or commence any litigation) to minimize the extent and duration of any resulting interference with Tenant's parking rights. Notwithstanding anything to the contrary set forth in this Article 28, Landlord may, at any time, institute valet assisted parking, tandem parking stalls, "stack" parking, or other parking program within the Parking Structure, the cost of which shall be included in Operating Expenses. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval, except to an Permitted Transferee or another assignee or subtenant consented to by Landlord in accordance with Article 14 above. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking. Landlord shall provide sufficient electric car charging stations in the Parking Structure to comply with the requirements of applicable Law. The Common Areas will also have capacity for the storage of approximately three hundred (300) bicycles. Tenant shall have the right to use Tenant's Share of such bicycle storage, which shall be provided either by (i) use of bicycle valet/concierge service (the costs of which shall be included in Operating Expenses) or (ii) on a self‑service basis in the room located on the P-2 level of the Parking Structure, identified on Exhibit A-8 attached hereto, which room shall be made available for Tenant's exclusive use ("Tenant's Bicycle Room").
ARTICLE 29

MISCELLANEOUS PROVISIONS
29.1    Terms; Captions. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.
29.2    Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.
29.3    No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises is temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

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29.4    Water Sensors. Tenant shall install the Water Sensors (as defined in the Work Letter) in accordance with the TCCs of the Work Letter. Tenant shall, at Tenant's sole cost and expense, pursuant to Article 7 of this Lease keep any Water Sensors located in the Premises (whether installed by Tenant or someone else) in good working order, repair and condition at all times during the Lease Term and comply with all of the other provisions of Article 7 of this Lease. Notwithstanding any provision to the contrary contained herein, Landlord has neither an obligation to monitor, repair or otherwise maintain the Water Sensors, nor an obligation to respond to any alerts it may receive from the Water Sensors or which may be generated from the Water Sensors. Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Landlord reserves the right to require Tenant, at Tenant's sole cost and expense, to remove all Water Sensors installed by Tenant, and repair any damage caused by such removal; provided, however, if the Landlord does not require the Tenant to remove the Water Sensors as contemplated by the foregoing, then Tenant shall leave the Water Sensors in place together with all necessary user information such that the same may be used by a future occupant of the Premises (e.g., the water sensors shall be unblocked and ready for use by a third-party). If Tenant is required to remove the Water Sensors pursuant to the foregoing and Tenant fails to complete such removal and/or fails to repair any damage caused by the removal of any Water Sensors, Landlord may do so and may charge the cost thereof to Tenant.
29.5    Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease arising from and after the date of transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder arising from and after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee.
29.6    Memorandum of Lease and Option. Concurrently with the execution and delivery of this Lease, the parties shall promptly execute and Landlord shall record, at its sole cost and expense, a short form memorandum in substantially the form attached hereto as Exhibit J. Within ten (10) business days after Landlord's written request following the expiration or earlier termination of this Lease, Tenant shall execute and deliver to Landlord in recordable form, a quitclaim deed designating Landlord as the transferee.
29.7    Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.
29.8    Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.
29.9    Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

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29.10    Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.
29.11    Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by Law.
29.12    No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto. Tenant agrees that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the physical condition of the Building, the Project, the land upon which the Building or the Project are located, or the Premises, or the expenses of operation of the Premises, the Building or the Project, or any other matter or thing affecting or related to the Premises, except as herein expressly set forth in the provisions of this Lease.
29.13    Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to the interest of Landlord in the Project, including any sales, insurance, condemnation or rental proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease.
29.14    Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease, including without limitation, that certain Letter of Intent dated February 3, 2014, that certain Amended and Restated Letter of Intent dated March 6, 2014, that certain Confidentiality Agreement between the parties dated May 9, 2013, and that certain Confidentiality Agreement between the parties dated February 18, 2014. None of

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TCCs or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.
29.15    Right to Lease. Subject to Section 29.47, below, Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.
29.16    Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorist acts, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other similar causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid pursuant to this Lease and except as to obligations under the Work Letter (collectively, a "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.
29.17    Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.
29.18    Notices. All notices, demands, statements, designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A)  delivered by a nationally recognized overnight courier, or (B) delivered personally. Any such Notice shall be delivered (i) to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord (provided any and all Notice addresses must be located with the continental United States); or (ii) to Landlord at the addresses set forth in Section 11 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant (provided any and all Notice addresses must be located with the continental United States). Any Notice will be deemed given on the date of receipted delivery, of refusal to accept delivery, or when delivery is first attempted but cannot be made due to a change of address for which no Notice was given. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the TCCs of this Lease by a nationally recognized overnight courier, or personal delivery. The party delivering Notice shall use commercially reasonable efforts to provide a courtesy copy of each such Notice to the receiving party via electronic mail. Notwithstanding anything to the contrary contained herein, Landlord shall promptly provide notice to Tenant of any activities at the Project which have a reasonable likelihood to cause a disruption to Tenant's business in the Premises (including maintenance events) and of any breach of security in the Building or the Premises, which notice shall be provided via

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telephone call and e-mail to the following: (a) via telephone to 650-653-4600 and (b) via email to gocenter@salesforce.com or such other number(s) and/or email address(es) as Tenant shall from time to time notify Landlord in writing.
29.19    Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.
29.20    Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant's state of incorporation and (ii) qualification to do business in California.
29.21    Attorneys' Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other pursuant to this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable.
29.22    Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the Laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) TO THE EXTENT PERMITTED BY LAW, IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY.
29.23    Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.
29.24    Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the Brokers pursuant to the terms of separate commission agreements (the "Written Agreements") to be entered into between Landlord and the

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Brokers. If Landlord does not make payment to Tenant's Broker pursuant to the terms of the Written Agreement with Tenant's Broker and fails to make such payment within the applicable notice and cure period set forth in such Written Agreement, then Tenant may send a written notice to Landlord of such failure and if Landlord fails to pay Tenant's Broker within thirty (30) days following receipt of such notice, Tenant may, at its option, upon written notice to Landlord, make the payment of the amount then due and owing to Tenant's Broker pursuant to the terms and conditions of the Written Agreement with Tenant's Broker, in which event such payment amount (plus interest at the Interest Rate from the date such amount was owed until such off-set occurs) shall be credited against the payment(s) of Rent next due and owing under the Lease, on a monthly basis, until such amount is fully exhausted; provided, however, that Landlord shall have the right, in good faith, to notify Tenant in writing within thirty (30) days following Landlord's receipt of Tenant's notice that the amounts described in Tenant's notice have been previously paid by Landlord, and upon Landlord providing reasonable evidence thereof to Tenant, Tenant shall not be entitled to offset such amount against Rent. However, if Tenant disputes such payment by Landlord, then Tenant may submit such claim to arbitration under the commercial arbitration rules of JAMS (and Landlord and Tenant hereby submit to arbitration of such matter by JAMS and the determination of such arbitrator shall be final and binding upon both Landlord and Tenant). If Tenant prevails with regard to such claim, Tenant may, at its option, upon written notice to Landlord, make the payment of the amount then due and owing to Tenant's Broker pursuant to the terms and conditions of the Written Agreement with Tenant's Broker, in which event such payment amount (plus interest at the Interest Rate from the date such amount was owed until such off-set occurs) shall be credited against the payment(s) of Rent next due and owing under the Lease, on a monthly basis, until such amount is fully exhausted. Any amounts so paid by Tenant to Tenant's Broker and offset from Rent shall no longer be owed from Landlord to Tenant's Broker pursuant to the terms of the Written Agreement. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party; provided, however, Tenant's indemnification obligations hereunder shall nevertheless apply to any amounts claimed to be owing to Tenant's Broker which were offset from Tenant's Rent obligations as set forth herein.
29.25    Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord except as expressly set forth herein.
29.26    Intentionally Omitted.
29.27    Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease. Landlord or Tenant may deliver this Lease to the other party via

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electronic fax or other electronic means. Fax or electronic signatures shall be as valid and binding upon the parties as are original ink signatures.
29.28    Confidentiality. Except as expressly permitted in this Section 29.28, neither party nor its agents, servants, employees, invitees and contractors will, without the prior written consent of the other party, disclose any Confidential Information of the other party to any third party. Information will be considered "Confidential Information" of a party if either: (i) it is disclosed by the party to the other party in tangible form and is conspicuously marked "Confidential", "Proprietary" or the like; or (ii) it is disclosed by one party to the other party in non-tangible form and is identified as confidential at the time of disclosure. Each party will secure and protect the Confidential Information of the other party (including, without limitation, the TCCs of this Lease) in a manner consistent with the steps taken to protect its own trade secrets and confidential information, but not less than a reasonable degree of care. The parties shall at all times keep this Lease and related operative documents confidential, except to the extent necessary to (a) comply with applicable law and regulations (including any securities laws), or (b) carry out the obligations set forth in this Lease; provided, however, that either party shall be allowed to disclose such information to the party's assignees, subtenants, agents, employees, contractors, consultants, accounting, rating agencies or attorneys, as well as lenders (if any), investment bankers and venture capital groups, investors, with a need to know, and except to the extent that disclosure is necessary for a party to exercise its rights and perform its obligations under this Lease, provided, that, in all cases, the disclosure is no broader than necessary and the party who receives the disclosure agrees prior to receiving the disclosure to keep the information confidential. Except a result of a breach of this Lease, disclosure of information by either party shall not be prohibited if that disclosure is of information that is or becomes a matter of public record or public knowledge or from sources other than Tenant or Landlord or their respective agents, employees, contractors, consultants or attorneys. Furthermore, the parties acknowledge that pursuant to the terms of the agreement between Landlord and the TJPA in existence as of the Effective Date, Landlord is required to disclose to the TJPA the existence of this Lease, the name of Tenant, and Tenant's type of business.
In addition, Tenant and Landlord shall each be entitled at any time to (A) make customary disclosures on investor/earnings calls or meetings or in earning releases (or in connection with the operation of the business of Landlord or Tenant), and (B) issue press releases in the ordinary course of business announcing that such party has entered into the Lease, including customary disclosures; provided that prior to issuing any such press release, the issuing party shall provide the other party with an advance courtesy copy of any press release prior to publication of the same, and will make reasonable, factual modifications requested by such other party (such modifications to be requested in a timely manner, taking into consideration the anticipated date of the press release); provided further that, to the extent Landlord elects to issue a press release prior to Tenant making such election, Landlord hereby agrees that, upon Tenant's request, Landlord shall permit Tenant to issue a press release concurrently with Landlord's initial press release.
29.29    Intentionally Deleted.
29.30    Building Renovations. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to

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alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Work Letter. However, subject to Tenant's rights under Section 1.1.3 above, Tenant hereby acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project, the Building and/or the Common Areas. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent (except as set forth in Section 6.4, above). Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use of the Premises in making any Renovations.
29.31    No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, or Law, by which Tenant is bound.
29.32    Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires, cables and related devices (collectively, the "Lines") at the Building in or serving the Premises, provided that (i) Tenant shall obtain Landlord's prior written consent, not to be unreasonably withheld, conditioned or delayed, and use an experienced and qualified contractor, (ii) the Lines therefor (including riser cables) shall be (x) appropriately insulated to prevent excessive electromagnetic fields or radiation, (y) surrounded by a protective conduit reasonably acceptable to Landlord, and (z) identified in accordance with the "Identification Requirements," as that term is set forth hereinbelow, (iii) any Lines servicing the Premises shall comply with all applicable Laws, and (iv) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant's name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4') outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines' termination point(s) (collectively, the "Identification Requirements"). Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove all Lines installed by Tenant, and repair any damage caused by such removal. In the event that Tenant fails to complete such removal and/or fails to repair any damage caused by the removal of any Lines, Landlord may do so and may charge the actual, out-of-pocket cost thereof to Tenant within thirty (30) days after receipt of invoice together with reasonable supporting evidence. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which at any time represent a dangerous or potentially dangerous condition. Tenant, any Tenant Affiliate and/or Tenant's telecommunications provider shall, at no additional cost to Tenant, be permitted reasonable access to the Building's riser system or alternative space in the Building (which alternative space shall be reasonably acceptable to Tenant and its telecommunications provider) for the installation of reasonable amounts of telecommunications cabling and other equipment, and in order to install, maintain, operate and remove telecommunications cabling or other equipment to the Premises. For purposes of clarification, Tenant may not remove telecommunications cabling or other equipment from such riser or other space in the Building installed by or on behalf of parties other than Tenant. Upon written request by Tenant, Landlord shall grant upon commercially

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reasonable terms, a license coterminous with the Lease Term to one or more reputable telecommunications utility carrier-neutral provider(s) designated by Tenant (any such utility, an "Approved Fiber Provider"), to permit any such Approved Fiber Provider: (a) to bring such Approved Fiber Provider's conduit and fiber into the Building from locations outside the Building, (b) to provide connectivity from the Building's Main Point of Entry ("MPOE") to the Premises and (c) to permit any such Approved Fiber Provider to maintain and operate such conduit and fiber in the Premises and Building. Landlord shall not charge any Approved Fiber Provider any rent or fees in connection with any such license granted pursuant to this Section 29.32. Tenant shall be granted a license coterminous with the Lease Term to locate telecommunications equipment in the MPOE. Tenant shall have access to the MPOE twenty-four (24) hours per day, seven (7) days per week, subject to Landlord's reasonable access control procedures. Upon written request by Tenant, Landlord shall grant upon commercially reasonable terms, a license coterminous with the Lease Term to one or more providers of distributed cellular and wireless antennae(s) ("Distributed Antennae") to install equipment in the Building. Landlord shall not charge any such provider any rent or fees in connection with any such license granted pursuant to this Section 29.32. Tenant shall be granted a license coterminous with the Lease Term to install Distributed Antennae in the Building. Notwithstanding any provision to the contrary set forth in this Section 29.32, Tenant's and Tenant's Approved Fiber Provider's use of the Building risers, raceways, shafts and conduit, shall be subject to Landlord's reasonable riser management policies and procedures for the Building.
29.33    Hazardous Substances.
29.33.1    Definitions. For purposes of this Lease, the following definitions shall apply: "Hazardous Material(s)" shall mean any solid, liquid or gaseous substance or material that is described or characterized as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the "Environmental Laws," as that term is defined below, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, nuclear or radioactive matter, medical waste, soot, vapors, fumes, acids, alkalis, chemicals, microbial matters (such as molds, fungi or other bacterial matters), biological agents and chemicals which may cause adverse health effects, including but not limited to, cancers and /or toxicity. "Environmental Laws" shall mean any and all federal, state, local or quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations or guidance or policy documents now or hereafter enacted or promulgated and as amended from time to time, in any way relating to (i) the protection of the environment, the health and safety of persons (including employees), property or the public welfare from actual or potential release, discharge, escape or emission (whether past or present) of any Hazardous Materials or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials.

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29.33.2    Compliance with Environmental Laws. Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the TCCs of Article 24 of this Lease. Tenant represents and warrants that, except as herein set forth, it will not use, store or dispose of any Hazardous Materials in or on the Premises. However, notwithstanding the preceding sentence, Landlord agrees that Tenant may use, store and properly dispose of (i) commonly available household cleaners and chemicals to maintain the Premises and Tenant's routine office operations (such as printer toner and copier toner), fuel for Tenant's emergency generators (if Tenant is permitted to install emergency generators at the Project) and UPS batteries and (ii) other Hazardous Materials in the Wellness Center consistent with the use of the Wellness Center in accordance with Section 5.5 above (hereinafter the "Permitted Chemicals"). Landlord and Tenant acknowledge that any or all of the Permitted Chemicals described in this paragraph may constitute Hazardous Materials. However, Tenant may use, store and dispose of same, provided that in doing so, Tenant fully complies with all Environmental Laws.
29.33.3    Tenant Hazardous Materials. Tenant will (i) obtain and maintain in full force and effect all Environmental Permits (as defined below) that may be required from time to time under any Environmental Laws applicable to Tenant or the Premises, and (ii) be and remain in compliance with all terms and conditions of all such Environmental Permits and with all other Environmental Laws. "Environmental Permits" means, collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required pursuant to, or in order to comply with any Environmental Law. Within thirty (30) days following Tenant's receipt of a reasonable request from Landlord, Tenant agrees to deliver to Landlord a list of all Hazardous Materials anticipated to be used by Tenant in the Premises and the quantities thereof but not more often than once in any given twelve (12) calendar month period. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials, which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building, and/or the Project or any portion thereof by Tenant and/or any Tenant Parties (such obligation to survive the expiration or sooner termination of this Lease). Nothing in this Lease shall impose any liability on Tenant for any Hazardous Materials in existence on the Premises, Building or Project prior to the Lease Commencement Date or brought onto the Premises, Building or Project after the Lease Commencement Date by any third parties not under Tenant's control.
29.33.4    Landlord's Right of Environmental Audit. Landlord may, upon reasonable notice to Tenant, be granted access to and enter the Premises no more than once annually to perform or cause to have performed an environmental inspection, site assessment or audit. Such environmental inspector or auditor may be chosen by Landlord, in its sole discretion, and be performed at Landlord's sole expense and not as an Operating Expense. To the extent that the report prepared upon such inspection, assessment or audit, indicates the presence of Hazardous Materials in violation of Environmental Laws, or provides recommendations or suggestions to prohibit the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises, or to comply with any Environmental Laws, Tenant shall promptly, at Tenant's sole expense, comply with such recommendations or suggestions, including, but not limited to performing such additional investigative or subsurface investigations or remediation(s) as

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recommended by such inspector or auditor. Notwithstanding the above, if at any time, Landlord has actual notice or reasonable cause to believe that Tenant has violated, or permitted any violations of any Environmental Law, then Landlord will be entitled to perform its environmental inspection, assessment or audit at any time, notwithstanding the above mentioned annual limitation, and if such inspection, assessment or audit reveals that Tenant has violated the TCCs of this Lease, then Tenant must reimburse Landlord for the reasonable cost or fees incurred for such as Additional Rent within thirty (30) days after receipt of invoice together with reasonable supporting evidence.
29.33.5    Indemnifications. Landlord agrees to indemnify, defend, protect and hold harmless the Tenant Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials to the extent such liability, obligation, damage or costs was a result of actions caused or knowingly permitted by Landlord or a Landlord Party. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials, to the extent such liability, obligation, damage or costs was a result of actions caused or knowingly permitted by Tenant or a Tenant Party.
29.34    Utility Billing Information. In the event that the Tenant is permitted to contract directly for the provision of electricity services to the Premises with the third-party provider thereof, Tenant shall promptly, but in no event more than ten (10) business days following its receipt of each and every invoice for such items from the applicable provider, provide Landlord with a copy of each such invoice.
29.35    Intentionally Omitted.
29.36    Green Cleaning/Recycling. To the extent a "green cleaning program" and/or a recycling program is implemented by Landlord in the Building and/or Project (each in Landlord's sole and absolute discretion), Tenant shall, at Tenant's sole cost and expense, comply with the provisions of each of the foregoing programs (e.g., Tenant shall separate waste appropriately so that it can be efficiently processed by Landlord's particular recycling contractors). To the extent Tenant fails to comply with any of Landlord's recycling programs contemplated by the foregoing, Tenant shall be required to pay any contamination charges related to such non-compliance.
29.37    Background Checks.
29.37.1    Background Investigation Requirements. Landlord shall conduct (with respect to Landlord's employees), or shall cause its contractors, vendors, agents subcontractors and/or invitees to conduct "Background Investigations" (defined below), on any of Landlord's employees, independent contractors, vendors, agents, subcontractors, and/or invitees ("Personnel") with badge (unescorted) access to the Premises. Background Investigations on Personnel providing security services to the Project with badge (unescorted) access to the Premises shall be conducted at Landlord's sole cost and expense. Background Investigations on Personnel providing services to the Project (other than security services) with badge (unescorted) access to the Premises shall be conducted at Tenant’s sole cost and expense; provided, that, Tenant may elect at any time not to

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have such Background Investigations performed on such Personnel, in which, case Tenant shall no longer be liable for the cost thereof. "Background Investigation" shall include the following criminal history checks and verifications of education, employment history, Social Security Number and legal rights to work:
29.37.1.1    federal and state check for felony and misdemeanor criminal convictions in all locations where the assigned employee has resided, has been employed, has attended school or has applied for credit in the immediately preceding seven (7) years, including a criminal database check of information from all fifty states for federal and state convictions, a check for outstanding warrants and a check for pending felony charges in all such locations, provided that statewide county searches shall be performed in all states where such search mechanism is available without requiring specialized data (such as fingerprints or DNA);
29.37.1.2    a check of U.S. Government Specially Designated National and export denial lists, including criminal records search in the National Criminal Database, an Office of Foreign Assets Control (OFAC) check, a check against the Bureau of Industry and Security Denied Persons List, a check against the Office of Inspector General (OIG) Exclusion List, the FDA Debarment List (Drug Product Applications), and a check against the General Services Administration (GSA) Excluded Parties List;
29.37.1.3    an all states check of available national and state sex offender registries;
29.37.1.4    the name to which individual's Social Security Number is attributed shall be verified;
29.37.1.5    the individual's identity shall be verified by an independent identity check by passport or other similar government document;
29.37.1.6    the individual's citizenship, most recent country of permanent residence, and legal right to work in the jurisdiction in which the employee will be performing services shall be verified;
29.37.1.7    confirmation of academic and professional qualifications, including the highest diploma, degree or certificate earned; and
29.37.1.8    employment history, including dates of employment, employers and positions held, each as provided by the individual and/or as set forth on the individual's resume shall be verified for at least the previous seven (7) years of employment and military service, or less if the individual was a full-time student during that period.
In no event shall Landlord be required to disclose the results of any Background Investigation to Tenant or otherwise provide Tenant with any confidential, personal information regarding its employees, independent contractors, vendors, agents, subcontractors, and/or invitees.

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29.37.2    Certification. Upon Tenant's request, Landlord shall certify, in writing, its compliance with Landlord's obligation set forth in this Section 29.37.
29.38    Foreign Employment; Change. For any period of time encompassed in the foregoing background check requirement when the employee was resident outside of the United States, such background checking shall be conducted by an investigative agency reasonably approved by Tenant, and in a manner reasonably approved by Tenant.
29.38.1    Prohibited Assignments. Landlord agrees that no individual Personnel shall have badge (unescorted) access to the Premises if such individual:
29.38.1.1    has been convicted of a felony or misdemeanor related to acts of dishonesty or moral turpitude (or the equivalent thereof under relevant non-US law), or for whom a warrant is outstanding, or for whom a felony or misdemeanor related to acts of dishonesty or moral turpitude charge is currently pending, or is on a US Government Specially Designated National, the FDA Debarment List (Drug Product Applications), or export denial list. The foregoing shall not apply to a minor traffic violation (a moving traffic violation other than reckless driving, hit and run, driving to endanger, vehicular homicide, driving while intoxicated or other criminal offense involving gross negligence, recklessness, intentional or willful misconduct while operating a motor vehicle), to a conviction that has been legally expunged, or to a conviction for a misdemeanor related to acts of dishonesty or moral turpitude that occurred while the employee was under the age of twenty-one years;
29.38.1.2    does not have the legal right to work in the jurisdiction in which the Premises is located; or
29.38.1.3    for whom there is a significant and material deviation between the information reported by the individual and results of the background check.
29.39    Rules and Regulations. Tenant agrees to comply with all rules and regulations of the Building and the Project as set forth on Exhibit D attached hereto (the "Rules and Regulations"). Upon at least thirty (30) days prior notice (except for changes required to comply with applicable Laws or to remedy an immediate safety issue, for which five (5) business days prior notice shall be provided), Landlord reserves the right at any time to change or rescind any one or more of the Rules and Regulations, or to make other further and commercially reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein; provided, however, Landlord shall not enforce, change or modify the Rules and Regulations in a discriminatory manner and Landlord agrees that the Rules and Regulations shall not be modified or enforced in a manner which will unreasonably interfere with the normal and customary conduct of Tenant's business or in a manner which is inconsistent with the practices of landlords of Comparable Buildings. To the extent of any conflict between the TCCS of this Lease and the TCCs set forth in the Rules and Regulations, the TCCs of this Lease shall control. Landlord shall enforce the Rules and Regulations in a non-discriminatory manner.

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29.40    Standards of Performance and Approvals. Unless otherwise provided in this Lease, whenever approval, consent or satisfaction (collectively, an "approval") is required of a party pursuant to this Lease or an Exhibit hereto, such approval shall not be unreasonably withheld or delayed. Unless provision is made for a specific time period, approval (or disapproval) shall be given within ten (10) business days after receipt of the request for approval.
29.41    Business Day. For purposes hereof, "business day" shall be all calendar days except Saturdays and Sundays and Holidays.
29.42    Waiver of Consequential and Special Damages. Neither party shall be liable to the other party for any special or consequential damages, loss of profits, loss of business opportunity or loss of goodwill from the failure of such party to meet its obligations under the Lease. The parties acknowledge and agree that (i) if Landlord is required to abate the rent of another tenant at the Project under the terms and conditions of such tenant's lease, or as required by Law, as the result of any Alteration constructed by or on behalf of Tenant, or in connection with any repair or maintenance performed by or on behalf of Tenant, which interferes with such tenant's use of its premises, then such rental abatement shall not be deemed consequential damages, loss of profits, loss of business opportunity or loss of goodwill within the limitation set forth in the preceding sentence, and (ii) any claims made by any succeeding tenant founded upon Tenant's failure to surrender all or any portion of the Premises within sixty (60) days following the applicable Lease Expiration Date of such Phase, and any lost profits to Landlord resulting therefrom, shall not be deemed consequential damages, loss of profits, loss of business opportunity or loss of goodwill within the limitation set forth in the preceding sentence. Tenant shall have the right to request that Landlord provide to Tenant a written notice setting forth Landlord's good faith estimate of the maximum amount of consequential damages (including loss of profits, loss of business opportunity, loss of goodwill and loss of use) ("Holding Over Damages") that Landlord will incur as the result of Tenant's failure to surrender the Premises following the expiration of this Lease. Within ten (10) business days after receipt of such request, Landlord shall provide Tenant a written notice setting forth Landlord's good faith estimate of Holding Over Damages. Notwithstanding anything set forth in this Lease to the contrary, Landlord's good faith estimate of Holding Over Damages shall be provided to Tenant solely as an accommodation and Landlord's actual Holding Over Damages shall not be limited by such good faith estimate.
29.43    Limitation of Tenant's Liability. Notwithstanding any contrary provision in Lease, Landlord agrees (i) that any present or future partner, member, stockholder, trustee, beneficiary, officer, director, employee or agent of Tenant, shall have no personal liability in respect of (or arising out of or relating to) the obligations of Tenant under this Lease; and (ii) to look only to assets of Tenant for satisfaction of Landlord's remedies arising out of the obligations of Tenant under this Lease, and that no property or assets of any present or future partner, member, stockholder, trustee, beneficiary, officer, director, employee or agent of Tenant, shall be subject to levy, execution or other enforcement procedure for satisfaction of Landlord's remedies arising out of such obligations. Nothing herein shall modify Landlord's rights under Article 21 of this Lease or prevent Landlord from obtaining, entering and enforcing a judgment against, from and out of the assets of Tenant (but not the assets of any present or future partner, member, stockholder, trustee, beneficiary, officer, director, employee or agent of Tenant) with respect to any obligations of Tenant under this Lease.

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29.44    Landlord's Waiver of Security Interest in Tenant's Personal Property. Landlord hereby acknowledges and agrees that any and all of Tenant's movable furniture, furnishings, trade fixtures and equipment at the Premises ("Tenant's Property") may be financed by a third-party lender or lessor (an "Equipment Lienor"), and Landlord hereby (a) waives any rights to Tenant's Property, and (b) agrees to recognize the rights of any such Equipment Lienor, subject to and in accordance with a commercially reasonable waiver agreement to be entered into by and between Landlord and the Equipment Lienor following request by Tenant.
29.45    No Continuous Operation. Notwithstanding any provision of this Lease to the contrary, Tenant shall (a) not be required to occupy or to continuously operate the Premises, and Tenant shall have the right to cease operations (whether or not Tenant vacates the Premises) without same constituting a default by Tenant under this Lease provided Tenant continues to pay Rent and perform its other obligations under this Lease, and (b) have the right to remain open for business only on the days and during the hours Tenant determines is commercially practical.
29.46    No Relocation Rights. Landlord shall have no rights to relocate Tenant without Tenant's prior written approval, which may be withheld for any or no reason in Tenant's sole discretion.
29.47    Restricted Party. Provided that (i) this Lease is then in full force and effect and (ii) Tenant leases and occupies at least 300,000 RSF, Landlord agrees that after the Effective Date, Landlord shall not, without the prior written consent of Tenant, enter into any lease, license or other agreement relating to the occupancy of any portion of the Building (each, an "Occupancy Agreement") with any "Restricted Party" (hereinafter defined) or permit any tenant, subtenant, licensee or other occupant of the Building under an Occupancy Agreement to assign its lease, license or other agreement for space in the Building or sublet any portion of its premises to a Restricted Party. For purposes hereof, the term "Restricted Party" shall mean the list (the "List") of five (5) persons or entities identified by Tenant to Landlord on or about the Effective Date (the "Primary Restricted Party"), together with no more than one (1) "Competitor Affiliate" (defined below) for each Primary Restricted Party identified by Tenant to Landlord within ten (10) business days after the Effective Date. "Competitor Affiliates" shall mean any person, corporation, limited liability company, association, trust or partnership which (a) controls, is controlled by or is under common control with such entity, (b) which results from a merger or consolidation with such entity or (c) which succeeds to the business and assets of such entity. Once during each calendar month of February occurring during the Lease Term, upon notice to Landlord (the "Restricted Party Replacement Notice"), Tenant shall be entitled to replace up to two (2) Primary Restricted Parties on the List with up to two (2) new Primary Restricted Parties and shall be entitled to replace up to two (2) of the Competitor Affiliates on the List with two (2) new Competitor Affiliates. In addition, the term "Primary Restricted Party" shall also include any entity which (A) acquires all or substantially all of the stock, membership interests or assets of a Primary Restricted Party, or (B) is the resulting entity of a merger or consolidation with such Restricted Party, and, in either case, which is identified by Tenant in a notice to Landlord (the "Restricted Party Acquisition Notice"), together with reasonably acceptable supporting documentation evidencing the same. In addition, the term "Competitor Affiliate" shall also include any entity which (Y) acquires all or substantially all of the stock, membership interests or assets of a Competitor Affiliate, or (Z) is the resulting entity

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of a merger or consolidation with such Competitor Affiliate, and, in either case, which is identified by Tenant in a notice to Landlord (the "Competitor Affiliate Acquisition Notice"), together with reasonably acceptable supporting documentation evidencing the same. Notwithstanding the foregoing, (I) in no event shall the List ever include more than five (5) persons or entities as Primary Restricted Parties or more than one (1) person or entity as the Competitor Affiliate for each Primary Restricted Party, and (II) Landlord may reject the inclusion of any Restricted Party identified by Tenant on the Restricted Party Replacement Notice, the Restricted Party Acquisition Notice or the Competitor Affiliate Acquisition Notice by providing Tenant with evidence that Landlord is then actively negotiating a lease with such proposed Restricted Party (i.e., Landlord having sent or received a draft of a letter of intent, lease proposal, or term sheet for space in the Building with such proposed Restricted Party within six (6) months prior to the date of receipt of the Restricted Party Replacement Notice, the Restricted Party Acquisition Notice or the Competitor Affiliate Acquisition Notice, as applicable). Notwithstanding anything herein to the contrary, Landlord shall not be deemed to have violated the TCCs of this Section 29.47 if any tenant or occupant of the Building merges or consolidates with or into, or acquires or is acquired by, any of the Restricted Parties. Landlord shall not enter into any lease or occupancy agreement which is a subterfuge by Landlord to avoid its obligations under this Section 29.47. Tenant shall have the right to seek declaratory, injunctive or other equitable relief in regards to breach of this Section 29.47, and to specifically enforce this Section 29.47, or restrain or enjoin a violation or breach of this Section 29.47.
29.48    Landlord Representations and Warranties. Landlord represents and warrants that:
29.48.1    As of the Effective Date, no person or entity (except Tenant and Landlord) has any right to lease, occupy or possess the Premises or any portion thereof.
29.48.2    As of the Effective Date, no person or entity has any preferential right to lease any portion of the First Offer Space superior to the rights of Tenant.
29.48.3    If Landlord is a corporation or limited liability company, Landlord is a duly authorized and existing corporation or limited liability company, that Landlord has and is qualified to do business in the State, that the corporation or limited liability company has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so.
29.48.4    General office use does not invalidate or otherwise violate a requirement or condition of any fire, extended coverage or any other insurance policy carried by Landlord covering the Project or any portion thereof, or the property located therein.
29.48.5    As of the Effective Date, no Security Documents encumber the Project or any portion thereof.
29.48.6    Neither its execution of nor performance under this Lease shall cause Landlord to be in violation of any agreement, instrument, contract, or Law by which Landlord is bound.

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29.49    OFAC Compliance.
29.49.1    As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control of the United States Treasury ("OFAC") (any such person, group, entity or nation being hereinafter referred to as a "Prohibited Person"); (ii) Tenant is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) Tenant (and any person, group, or entity which Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person that either may cause or causes Landlord to be in violation of any OFAC rule or regulation, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises. In connection with the foregoing, it is expressly understood and agreed that (A) any breach by Tenant of the foregoing representations and warranties after notice and expiration of a thirty (30) day cure period shall be deemed an Event of Default and shall be covered by the indemnity provisions of Section 10.1 above, and (B) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. Notwithstanding anything contained herein to the contrary, for the purposes of this Section 29.49 the phrase "owned or controlled directly or indirectly by any person, group, entity or nation" and all similar such phrases shall not include (x) any shareholder of salesforce.com, Inc., or (y) any holder of a direct or indirect interest in a publicly traded company whose shares are listed and traded on a United States national stock exchange.
29.49.2    As an inducement to Tenant to enter into this Lease, Landlord hereby represents and warrants that: (i) Landlord is not, nor is it owned or controlled directly or indirectly by, any Prohibited Person; (ii) Landlord is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) Landlord (and any person, group, or entity which Landlord controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person that either may cause or causes Tenant to be in violation of any OFAC rule or regulation. In connection with the foregoing, it is expressly understood and agreed that the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. In connection with the foregoing, it is expressly understood and agreed that (A) any breach by Landlord of the foregoing representations and warranties after notice and expiration of a thirty (30) day cure period shall be deemed a default by Landlord under Section 19.5 of this Lease and shall be covered by the indemnity provisions of Section 10.1 above, and (B) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. Notwithstanding anything contained herein to the contrary, for the purposes of this Section 29.49 the phrase "owned or controlled directly or indirectly by any person, group, entity or nation" and all similar such phrases shall not include (x) any shareholder of Boston Properties, Inc., (y) any holder of a direct or indirect interest in a publicly traded company whose shares are listed and traded on a United States national stock exchange or (z) any limited partner,

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unit holder or shareholder owning an interest of five percent (5%) or less in Boston Properties Limited Partnership or the holder of any direct or indirect interest in Boston Properties Limited Partnership.
29.50    First Source Hiring Program. The City and County of San Francisco Administrative Code Chapter 83 requires that the Building comply with the provisions of the "First Source Hiring Program" which has as its purpose, the creation of entry level employment positions for otherwise economically disadvantaged individuals. Entry level positions are generally defined as nonmanagerial requiring no education above a high school diploma or equivalent and/or less than two years of training. By the terms of the ordinance, starting in 1998 all new office buildings in San Francisco, including the Building, are required to include this provision in all leases for commercial space and to direct that its tenants also comply with the provisions of the First Source Hiring ordinance to the extent required by Law, it being understood that in each and every case the employer shall make the final determination of whether an individual is qualified to fulfill the proposed entry level position.
29.51    Anti-corruption. It is the intent of Landlord and Tenant that no payments or transfers of anything of value in connection with this Lease or the Project shall be made which have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks, or other unlawful means of obtaining business or any improper advantage. Landlord and Tenant shall comply, to the extent applicable, with all international anti-corruption laws, such as the Foreign Corrupt Practices Act 15 U.S.C. § 78dd-1, et seq. (the "FCPA"), provided, however, the parties acknowledge that international anti-corruption laws, including the FCPA, may not be applicable to Landlord or Tenant.
29.52    Construction Period. Notwithstanding any provision of this Lease or the Work Letter to the contrary, during the "Construction Period" (defined below) only, the following provisions shall be applicable:
29.52.1        With respect to any indemnity obligation of Tenant arising at any time during the Construction Period only, (A) the term "Landlord Parties" shall mean and shall be limited to Landlord or any entity that that succeeds to Landlord's interest as Landlord under this Lease, and shall not include any other person or entity; provided, however, that Landlord may include in any claim owed by Tenant to Landlord any amount which Landlord shall pay or be obligated to indemnify any other person or entity for, and (B) any indemnity obligation shall be limited to losses caused by, or arising as a result of any act or failure to act of, Tenant or Tenant's employees, agents or contractors; and
29.52.2        During the Construction Period only, Tenant's total liability under this Lease (calculated in accordance with Accounting Standards Codification (ASC) 840-40-55) for (A) Tenant's actions or failures to act under the Lease during the Construction Period, including, without limitation, Tenant’s indemnity obligations plus (B) Base Rent and Additional Rent (though the parties acknowledge that Tenant's obligation to pay Base Rent and Additional Rent shall not occur until Tenant is obligated to pay the same pursuant to the terms of Articles 3 and 4 of this Lease) and any additional payment obligations or costs incurred under the Lease shall be limited to eighty-nine and five-tenths percent (89.5%) of "Landlord's Project Costs" (defined

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hereinbelow) determined as of the date of Landlord's claim for such amount owed by Tenant. As used herein, "Landlord's Project Costs" shall mean the amount capitalized in the Project by Landlord in accordance with U.S. generally accepted accounting principles, plus other costs related to the Project paid to third parties (other than lenders or owners of Landlord), excluding land acquisition costs, but including land carrying costs, such as interest or ground rent incurred during the Construction Period, and including all costs incurred by Landlord in connection with the development and construction of the Project.
For the avoidance of doubt, Landlord and Tenant agree that:
(x)    no claim by Landlord for Tenant’s repudiation of this Lease at any time shall be limited under this Section 29.52;
(y)    for any claim other than under clause (x) above, if during the Construction Period, Landlord makes any claim against Tenant (including, without limitation, for any anticipatory breach by Tenant of any obligation under this Lease owed to Landlord) for any period after the Construction Period and the amount payable by Tenant for such claim is limited by the provisions of Section 29.52.2 above, the entire amount (to the extent not theretofore paid) shall be payable with interest at the Interest Rate promptly after the end of the Construction Period; and
(z)    Effective as of the Final Condition Date, this Section 29.52 shall be of no further force or effect.
As used herein, "Construction Period" shall mean the period from the date that Landlord commences demolition work for the Project to the Final Condition Date, regardless of the occurrence of any delays caused by Tenant.
29.53    Title Insurance. Promptly after the Final Condition Date, Landlord shall, at Landlord's expense, cause an ALTA Survey of the Project to be completed and, upon request from Tenant, shall deliver such completed survey to Tenant’s title insurer. In addition, Landlord shall deliver customary title affidavits and evidence of authority reasonably acceptable to Landlord and Tenant's title insurer, to Tenant’s title insurer in connection with Tenant obtaining title insurance insuring Tenant's leasehold estate under this Lease.
[Signatures follow on next page]

119

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

120

"LANDLORD":
TRANSBAY TOWER LLC,
a Delaware Limited Liability Company,
By: Transbay Tower Holdings LLC,

a Delaware limited liability company,

its Manager

By: BXP TB Development LLC,

a Delaware limited liability company,

its Managing Member

By: Boston Properties Limited Partnership,

a Delaware limited partnership,

its Manager

By: Boston Properties, Inc.,

a Delaware corporation,

its General Partner

By: /s/ Mortimer B. Zukerman_______

Name: Mortimer B. Zuckerman

Title: Chairman
"TENANT":
salesforce.com, inc.,

a Delaware corporation
By: /s/ Burke F. Norton

Name: Burke F. Norton

Its: EVP, Chief Legal Officer

121

122

EXHIBIT A-1
OUTLINE OF OFFICE SPACE

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:10:14 PM | DWP.03 |
| LEVEL 03 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-1 -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:10:20 PM | DWP.04 |
| LEVEL 04 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	2	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TENANT
PREMISES
CARD KEY ACCESS DOOR

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 3/27/2014 11:30:22 AM | DWP.05 |
| LEVEL 05 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	3	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:10:34 PM	DWP.06
LEVEL 06 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	4	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:10:40 PM	DWP.07
LEVEL 07 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	5	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:10:45 PM	DWP.08
LEVEL 08 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	6	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:10:50 PM	DWP.09
LEVEL 09 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	7	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:10:55 PM	DWP.10
LEVEL 10 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	8	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date: 2/11/2014 5:11:00 PM	DWP.11
LEVEL 11 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	9	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:11:05 PM	DWP.12
LEVEL 12 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	10	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:11:10 PM	DWP.13
LEVEL 13 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	11	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:11:15 PM	DWP.14
LEVEL 14 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	12	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/11/2014 5:11:21 PM	DWP.15
LEVEL 15 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	13	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 2/11/2014 5:11:26 PM | DWP.16 |
| LEVEL 16 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	14	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 2/11/2014 5:11:32 PM | DWP.17 |
| LEVEL 17 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	15	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:11:37 PM | DWP.18 |
| LEVEL 18 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	16	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:11:43 PM | DWP.19 |
| LEVEL 19 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	17	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:11:48 PM | DWP.20 |
| LEVEL 20 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	18	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:11:53 PM | DWP.21 |
| LEVEL 21 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	19	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:11:58 PM | DWP.22 |
| LEVEL 22 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	20	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 2/11/2014 5:12:04 PM | DWP.23 |
| LEVEL 23 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	21	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:12:09 PM | DWP.24 |
| LEVEL 24 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	22	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 2/11/2014 5:12:14 PM | DWP.25 |
| LEVEL 25 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	23	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:12:20 PM | DWP.26 |
| LEVEL 26 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	24	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 2/11/2014 5:12:26 PM | DWP.27 |
| LEVEL 27 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	25	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| TRANSBAY TOWER | Date:2/11/2014 5:12:32 PM | DWP.28 |
|---|---|---|
| LEVEL 28 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	26	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date:2/11/2014 5:12:38 PM | DWP.29 |
| LEVEL 29 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	27	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 2/11/2014 5:12:39 PM | DWP.30 |
| LEVEL 30 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	28	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TRANSBAY TOWER	Date:2/12/2014 2:52:06 PM	DWP.61
LEVEL 61 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	29	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-2A
OUTLINE OF RETAIL SPACE

LOBBY
TENANT
PREMISES

| | | |
|---|---|---|
| TRANSBAY TOWER | Date: 3/27/2014 11:30:14 AM | DWP.01 |
| LEVEL 01 - DEMISING WALL PLAN | Scale 1" = 30'-0" | |

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-2A -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-2B
OUTLINE OF P-1 SPACE

TENANT
PREMISES

TRANSBAY TOWER	Date: 3/27/2014 11:29:14 AM	DWP.P1
LEVEL P1 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-2B -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-3
BASE RENT SCHEDULE
Retail Space in the Phase 1 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 1 Lease Year 1	$273,726.00	$22,810.50	$74.00
Phase 1 Lease Year 2	$277,425.00	$23,118.75	$75.00
Phase 1 Lease Year 3	$281,124.00	$23,427.00	$76.00
Phase 1 Lease Year 4	$284,823.00	$23,735.25	$77.00
Phase 1 Lease Year 5	$288,522.00	$24,043.50	$78.00
Phase 1 Lease Year 6	$292,221.00	$24,351.75	$79.00
Phase 1 Lease Year 7	$295,920.00	$24,660.00	$80.00
Phase 1 Lease Year 8	$299,619.00	$24,968.25	$81.00
Phase 1 Lease Year 9	$303,318.00	$25,276.50	$82.00
Phase 1 Lease Year 10	$307,017.00	$25,584.75	$83.00
Phase 1 Lease Year 11	$310,716.00	$25,893.00	$84.00
Phase 1 Lease Year 12	$314,415.00	$26,201.25	$85.00
Phase 1 Lease Year 13	$318,114.00	$26,509.50	$86.00
Phase 1 Lease Year 14	$321,813.00	$26,817.75	$87.00
Phase 1 Lease Year 15	$325,512.00	$27,126.00	$88.00
Phase 1 Lease Year 16	$329,211.00	$27,434.25	$89.00
*For purposes of this schedule "Phase 1 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 1 Lease Year shall commence on the Phase 1 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 1 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 1 Premises prior to April 1, 2017, then the first Phase 1 Lease Year shall end March 31, 2018) and the second and each succeeding Phase 1 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 1 Lease Year shall end on the Lease Expiration Date with respect to the Phase 1 Premises.

P-1 Space and Floors 3-7 of the Phase 1 Premises:

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 1 Lease Year 1	$4,993,252.00	$416,104.33	$44.00
Phase 1 Lease Year 2	$5,106,735.00	$425,561.25	$45.00
Phase 1 Lease Year 3	$5,220,218.00	$435,018.17	$46.00
Phase 1 Lease Year 4	$5,333,701.00	$444,475.08	$47.00
Phase 1 Lease Year 5	$5,447,184.00	$453,932.00	$48.00
Phase 1 Lease Year 6	$5,560,667.00	$463,388.92	$49.00
Phase 1 Lease Year 7	$5,674,150.00	$472,845.83	$50.00
Phase 1 Lease Year 8	$5,787,633.00	$482,302.75	$51.00
Phase 1 Lease Year 9	$5,901,116.00	$491,759.67	$52.00
Phase 1 Lease Year 10	$6,014,599.00	$501,216.58	$53.00
Phase 1 Lease Year 11	$6,128,082.00	$510,673.50	$54.00
Phase 1 Lease Year 12	$6,241,565.00	$520,130.42	$55.00
Phase 1 Lease Year 13	$6,355,048.00	$529,587.33	$56.00
Phase 1 Lease Year 14	$6,468,531.00	$539,044.25	$57.00
Phase 1 Lease Year 15	$6,582,014.00	$548,501.17	$58.00
Phase 1 Lease Year 16	$6,695,497.00	$557,958.08	$59.00
*For purposes of this schedule "Phase 1 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 1 Lease Year shall commence on the Phase 1 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 1 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 1 Premises prior to April 1, 2017, then the first Phase 1 Lease Year shall end March 31, 2018) and the second and each succeeding Phase 1 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 1 Lease Year shall end on the Lease Expiration Date with respect to the Phase 1 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floors 8-13 of the Phase 2 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 2 Lease Year 1	$6,579,936.00	$548,328.00	$44.00
Phase 2 Lease Year 2	$6,729,480.00	$560,790.00	$45.00
Phase 2 Lease Year 3	$6,879,024.00	$573,252.00	$46.00
Phase 2 Lease Year 4	$7,028,568.00	$585,714.00	$47.00
Phase 2 Lease Year 5	$7,178,112.00	$598,176.00	$48.00
Phase 2 Lease Year 6	$7,327,656.00	$610,638.00	$49.00
Phase 2 Lease Year 7	$7,477,200.00	$623,100.00	$50.00
Phase 2 Lease Year 8	$7,626,744.00	$635,562.00	$51.00
Phase 2 Lease Year 9	$7,776,288.00	$648,024.00	$52.00
Phase 2 Lease Year 10	$7,925,832.00	$660,486.00	$53.00
Phase 2 Lease Year 11	$8,075,376.00	$672,948.00	$54.00
Phase 2 Lease Year 12	$8,224,920.00	$685,410.00	$55.00
Phase 2 Lease Year 13	$8,374,464.00	$697,872.00	$56.00
Phase 2 Lease Year 14	$8,524,008.00	$710,334.00	$57.00
Phase 2 Lease Year 15	$8,673,552.00	$722,796.00	$58.00
Phase 2 Lease Year 16	$8,823,096.00	$735,258.00	$59.00
*For purposes of this schedule "Phase 2 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 2 Lease Year shall commence on the Phase 2 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 2 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 2 Premises prior to October 1, 2017, then the first Phase 2 Lease Year shall end September 30, 2018)and the second and each succeeding Phase 2 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 2 Lease Year shall end on the Lease Expiration Date with respect to the Phase 2 Premises

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floors 14 through 17 of the Phase 3 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 3 Lease Year 1	$4,394,456.00	$366,204.67	$44.00
Phase 3 Lease Year 2	$4,494,330.00	$374,527.50	$45.00
Phase 3 Lease Year 3	$4,594,204.00	$382,850.33	$46.00
Phase 3 Lease Year 4	$4,694,078.00	$391,173.17	$47.00
Phase 3 Lease Year 5	$4,793,952.00	$399,496.00	$48.00
Phase 3 Lease Year 6	$4,893,826.00	$407,818.83	$49.00
Phase 3 Lease Year 7	$4,993,700.00	$416,141.67	$50.00
Phase 3 Lease Year 8	$5,093,574.00	$424,464.50	$51.00
Phase 3 Lease Year 9	$5,193,448.00	$432,787.33	$52.00
Phase 3 Lease Year 10	$5,293,322.00	$441,110.17	$53.00
Phase 3 Lease Year 11	$5,393,196.00	$449,433.00	$54.00
Phase 3 Lease Year 12	$5,493,070.00	$457,755.83	$55.00
Phase 3 Lease Year 13	$5,592,944.00	$466,078.67	$56.00
*For purposes of this schedule "Phase 3 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 3 Lease Year shall commence on the Phase 3 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 3 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 3 Premises prior to February 1, 2018, then the first Phase 3 Lease Year shall end January 31, 2019) and the second and each succeeding Phase 3 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 3 Lease Year shall end on the Lease Expiration Date with respect to the Phase 3 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floors 18 through 20 of the Phase 3 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 3 Lease Year 1	$3,653,856.00	$304,488.00	$48.00
Phase 3 Lease Year 2	$3,729,978.00	$310,831.50	$49.00
Phase 3 Lease Year 3	$3,806,100.00	$317,175.00	$50.00
Phase 3 Lease Year 4	$3,882,222.00	$323,518.50	$51.00
Phase 3 Lease Year 5	$3,958,344.00	$329,862.00	$52.00
Phase 3 Lease Year 6	$4,034,466.00	$336,205.50	$53.00
Phase 3 Lease Year 7	$4,110,588.00	$342,549.00	$54.00
Phase 3 Lease Year 8	$4,186,710.00	$348,892.50	$55.00
Phase 3 Lease Year 9	$4,262,832.00	$355,236.00	$56.00
Phase 3 Lease Year 10	$4,338,954.00	$361,579.50	$57.00
Phase 3 Lease Year 11	$4,415,076.00	$367,923.00	$58.00
Phase 3 Lease Year 12	$4,491,198.00	$374,266.50	$59.00
Phase 3 Lease Year 13	$4,567,320.00	$380,610.00	$60.00
*For purposes of this schedule "Phase 3 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 3 Lease Year shall commence on the Phase 3 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 3 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 3 Premises prior to February 1, 2018, then the first Phase 3 Lease Year shall end January 31, 2019) and the second and each succeeding Phase 3 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 3 Lease Year shall end on the Lease Expiration Date with respect to the Phase 3 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floors 21 through 23 of the Phase 4 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 4 Lease Year 1	$4,111,074.00	$342,589.50	$54.00
Phase 4 Lease Year 2	$4,187,205.00	$348,933.75	$55.00
Phase 4 Lease Year 3	$4,263,336.00	$355,278.00	$56.00
Phase 4 Lease Year 4	$4,339,467.00	$361,622.25	$57.00
Phase 4 Lease Year 5	$4,415,598.00	$367,966.50	$58.00
Phase 4 Lease Year 6	$4,491,729.00	$374,310.75	$59.00
Phase 4 Lease Year 7	$4,567,860.00	$380,655.00	$60.00
Phase 4 Lease Year 8	$4,643,991.00	$386,999.25	$61.00
Phase 4 Lease Year 9	$4,720,122.00	$393,343.50	$62.00
Phase 4 Lease Year 10	$4,796,253.00	$399,687.75	$63.00
Phase 4 Lease Year 11	$4,872,384.00	$406,032.00	$64.00
Phase 4 Lease Year 12	$4,948,515.00	$412,376.25	$65.00
Phase 4 Lease Year 13	$5,024,646.00	$418,720.50	$66.00
*For purposes of this schedule "Phase 4 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 4 Lease Year shall commence on the Phase 4 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 4 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 4 Premises prior to June 1, 2018, then the first Phase 4 Lease Year shall end May 31, 2019) and the second and each succeeding Phase 4 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 4 Lease Year shall end on the Lease Expiration Date with respect to the Phase 4 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floors 24 through 26 of the Phase 4 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 4 Lease Year 1	$4,567,860.00	$380,655.00	$60.00
Phase 4 Lease Year 2	$4,643,991.00	$386,999.25	$61.00
Phase 4 Lease Year 3	$4,720,122.00	$393,343.50	$62.00
Phase 4 Lease Year 4	$4,796,253.00	$399,687.75	$63.00
Phase 4 Lease Year 5	$4,872,384.00	$406,032.00	$64.00
Phase 4 Lease Year 6	$4,948,515.00	$412,376.25	$65.00
Phase 4 Lease Year 7	$5,024,646.00	$418,720.50	$66.00
Phase 4 Lease Year 8	$5,100,777.00	$425,064.75	$67.00
Phase 4 Lease Year 9	$5,176,908.00	$431,409.00	$68.00
Phase 4 Lease Year 10	$5,253,039.00	$437,753.25	$69.00
Phase 4 Lease Year 11	$5,329,170.00	$444,097.50	$70.00
Phase 4 Lease Year 12	$5,405,301.00	$450,441.75	$71.00
Phase 4 Lease Year 13	$5,481,432.00	$456,786.00	$72.00
*For purposes of this schedule "Phase 4 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 4 Lease Year shall commence on the Phase 4 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 4 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 4 Premises prior to June 1, 2018, then the first Phase 4 Lease Year shall end May 31, 2019) and the second and each succeeding Phase 4 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 4 Lease Year shall end on the Lease Expiration Date with respect to the Phase 4 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floor 27 of the Phase 5 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent	Annual Rental Rate per Rentable Square Foot*
Phase 5 Lease Year 1	$1,522,620.00	$126,885.00	$60.00
Phase 5 Lease Year 2	$1,547,997.00	$128,999.75	$61.00
Phase 5 Lease Year 3	$1,573,374.00	$131,114.50	$62.00
Phase 5 Lease Year 4	$1,598,751.00	$133,229.25	$63.00
Phase 5 Lease Year 5	$1,624,128.00	$135,344.00	$64.00
Phase 5 Lease Year 6	$1,649,505.00	$137,458.75	$65.00
Phase 5 Lease Year 7	$1,674,882.00	$139,573.50	$66.00
Phase 5 Lease Year 8	$1,700,259.00	$141,688.25	$67.00
Phase 5 Lease Year 9	$1,725,636.00	$143,803.00	$68.00
Phase 5 Lease Year 10	$1,751,013.00	$145,917.75	$69.00
Phase 5 Lease Year 11	$1,776,390.00	$148,032.50	$70.00
Phase 5 Lease Year 12	$1,801,767.00	$150,147.25	$71.00
Phase 5 Lease Year 13	$1,827,144.00	$152,262.00	$72.00
*For purposes of this schedule "Phase 5 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 5 Lease Year shall commence on the Phase 5 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 5 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 5 Premises prior to October 1, 2018, then the first Phase 5 Lease Year shall end September 30, 2019) and the second and each succeeding Phase 5 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 5 Lease Year shall end on the Lease Expiration Date with respect to the Phase 5 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floors 28-30 of the Phase 5 Premises:

Period During Lease Term*	Annual Base Rent	Monthly Installment of Base Rent*	Annual Rental Rate per Rentable Square Foot*
Phase 5 Lease Year 1	$5,014,680.00	$417,890.00	$66.00
Phase 5 Lease Year 2	$5,090,660.00	$424,221.67	$67.00
Phase 5 Lease Year 3	$5,166,640.00	$430,553.33	$68.00
Phase 5 Lease Year 4	$5,242,620.00	$436,885.00	$69.00
Phase 5 Lease Year 5	$5,318,600.00	$443,216.67	$70.00
Phase 5 Lease Year 6	$5,394,580.00	$449,548.33	$71.00
Phase 5 Lease Year 7	$5,470,560.00	$455,880.00	$72.00
Phase 5 Lease Year 8	$5,546,540.00	$462,211.67	$73.00
Phase 5 Lease Year 9	$5,622,520.00	$468,543.33	$74.00
Phase 5 Lease Year 10	$5,698,500.00	$474,875.00	$75.00
Phase 5 Lease Year 11	$5,774,480.00	$481,206.67	$76.00
Phase 5 Lease Year 12	$5,850,460.00	$487,538.33	$77.00
Phase 5 Lease Year 13	$5,926,440.00	$493,870.00	$78.00
*For purposes of this schedule "Phase 5 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 5 Lease Year shall commence on the Phase 5 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 5 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 5 Premises prior to October 1, 2018, then the first Phase 5 Lease Year shall end September 30, 2019)and the second and each succeeding Phase 5 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 5 Lease Year shall end on the Lease Expiration Date with respect to the Phase 5 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Floor 61 of the Phase 1 Premises:

Period During Lease Term	Annual Base Rent	Monthly Installment of Base Rent*	Annual Rental Rate per Rentable Square Foot*
Phase 1 Lease Year 1	$1,564,740.00	$130,395.00	$90.00
Phase 1 Lease Year 2	$1,582,126.00	$131,843.83	$91.00
Phase 1 Lease Year 3	$1,599,512.00	$133,292.67	$92.00
Phase 1 Lease Year 4	$1,616,898.00	$134,741.50	$93.00
Phase 1 Lease Year 5	$1,634,284.00	$136,190.33	$94.00
Phase 1 Lease Year 6	$1,651,670.00	$137,639.17	$95.00
Phase 1 Lease Year 7	$1,669,056.00	$139,088.00	$96.00
Phase 1 Lease Year 8	$1,686,442.00	$140,536.83	$97.00
Phase 1 Lease Year 9	$1,703,828.00	$141,985.67	$98.00
Phase 1 Lease Year 10	$1,721,214.00	$143,434.50	$99.00
Phase 1 Lease Year 11	$1,738,600.00	$144,883.33	$100.00
Phase 1 Lease Year 12	$1,755,986.00	$146,332.17	$101.00
Phase 1 Lease Year 13	$1,773,372.00	$147,781.00	$102.00
Phase 1 Lease Year 14	$1,790,758.00	$149,229.83	$103.00
Phase 1 Lease Year 15	$1,808,144.00	$150,678.67	$104.00
Phase 1 Lease Year 16	$1,825,530.00	$152,127.50	$105.00
*For purposes of this schedule "Phase 1 Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Phase 1 Lease Year shall commence on the Phase 1 Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase 1 Lease Commencement Date occurs (except that if Tenant commences to conduct its business in the Phase 1 Premises prior to April 1, 2017, then the first Phase 1 Lease Year shall end March 31, 2018) and the second and each succeeding Phase 1 Lease Year shall commence on the first day of the next calendar month; and further provided that the last Phase 1 Lease Year shall end on the Lease Expiration Date with respect to the Phase 1 Premises.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-3 -10-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-4
OUTLINE OF MISSION SQUARE

N
MISSION STREET
1ST STREET
FREMONT STREET
MISSION SQUARE
TRANSIT CENTER ENTRY
TRANSIT CENTER GRAND HALL

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-4 -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-5
FIFTH FLOOR ELEVATOR LOBBY ACCESS GATES

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-5 -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-6
FIRST OFFER SPACE RENTABLE SQUARE FOOTAGE

Floor	RSF
2	2,313*
31	25,028
32	24,967
33	25,145
34	25,490
35	25,373
36	25,389
37	25,576
38	25,447
39	25,293
40	25,127
41	24,945
42	24,743
43	24,528
44	24,293
45	24,041
*Note, the RSF of the Building specified in Section 2.1 of the Summary does not include the RSF of the second (2nd) floor of the Building. Therefore, if Tenant or any other tenant of the Building leases all or any portion of the second (2nd) floor, the Building RSF shall be increased to include such RSF, and Tenant's Shares shall be adjusted accordingly to account for the additional RSF.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-6 -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-7
LOBBY DIAGRAM

Lobby
Floor Plan

Mission Street
First S Treet
Main Lobby
Retail Space
Mech
Elec
Plumb.
Garage Lobby
Tenant Retail Space
Garage Ramp
Public Lobby
Stor.
File
1
2
3
4
5
Lobby Wall Sign
Tenant Elevator Fin Signs
Tenant Lobby Desk - General Location and Size
Design Details TBD
Tenant's Lobby Area -
Tenant Exclusive Use Area of Main Lobby
Partitions and Doors to be Removed or Modified
Tenant Outdoor Area
Addition of a Revolving Door Entrance
Tenant Elevators
Lobby/ Retail Corridor -
Tenant dogs office access path through Retail
Space and Lobby/ Retail Corridor
Tenant Controlled Security Barriers 1-5
Freight Elevators
No Access to Public Lobby from
Tenant's Retail Space

Project Sky

Gensler April 4, 2014

1

©2013 Gensler

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-7 -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A-8
BICYCLE STORAGE ROOM

POTENTIAL
BIKE ROOM

TRANSBAY TOWER	Date: 3/27/2014 11:29:18 AM	DWP.P2
LEVEL P2 - DEMISING WALL PLAN	Scale 1" = 30'-0"

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT A-8 -1-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT B
WORK LETTER
This Work Letter shall set forth the terms and conditions relating to the construction of the "Base, Shell and Core," as that term is defined in Section 1.1, below, and Tenant's improvements (the "Improvements") in the Premises. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Base, Shell and Core and Improvements, in sequence, as such issues will arise during the actual construction of the Building. All references in this Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease (the "Lease") to which this Work Letter is attached as Exhibit B and of which this Work Letter forms a part, and all references in this Work Letter to Sections of "this Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Work Letter. All initially capitalized words not separately defined herein shall have the meaning given to such words in the Lease.
SECTION 1

LANDLORD'S INITIAL CONSTRUCTION OF THE BASE, SHELL AND CORE
1.1    Construction of Base, Shell and Core. Landlord shall construct, at its sole cost and expense, and without deduction from the "Improvement Allowance," as defined in Section 2.1, below, the base, shell, and core of the Building (collectively, the "Base, Shell and Core"), which Base, Shell and Core shall be in compliance with applicable Law (including all path of travel requirements) to the extent necessary for Landlord to obtain a certificate of occupancy, temporary certificate of occupancy, or a fully signed off job card from the City with a City punch-list (collectively, a "CofO"), for the Base, Shell and Core, substantially in accordance with the plans and specifications for the Base, Shell and Core referenced in Schedule 1 attached hereto, and as modified, in accordance with this Work Letter by "Tenant Minor Changes", "Landlord Minor Changes," and "Compliance Changes" as those terms are defined below (the "Base Building Plans"). Landlord shall, at Landlord's sole cost and expense (except as otherwise set forth therein), cause the items set forth on Schedule 1A attached hereto to be incorporated into the plans and specifications for the Base, Shell and Core set forth on Schedule 1 attached hereto. Landlord hereby reserves the right to modify the Base Building Plans, provided that such modifications do not (i) materially adversely affect the quality of the construction of the Base, Shell and Core, (ii) use materials, systems, or equipment materially lower in quality, or (iii) materially and adversely affect the operation of the Building's basic services (any of the foregoing (i) through (iii) being "Material Modifications"); provided, however, except for "Compliance Changes" performed in accordance with this Section 1.1, in no event shall Landlord modify the Base Building Plans with respect to (x) Floor 61 being the top floor of the Building, (y) the respective floors which each elevator bank serves (except as otherwise set forth on Schedule 1A attached hereto), and (z) the elevator systems, electrical systems, capacity of riser systems, HVAC systems, or the bathroom toilet and urinal count on the floors of the Premises, which are part of the Base, Shell and Core, in any manner that would adversely affect the occupancy density (the "Occupancy Density") that is reasonably derivable from the occupancy level that could be accommodated on a reasonable basis by the original Base

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Building Plans (collectively, "Landlord Minor Changes"). In addition, Landlord reserves the right to modify the Base Building Plans if required by governmental authorities to comply with applicable Laws ("Compliance Changes"); provided that, Tenant shall have the right to approve the manner in which Compliance Changes are effectuated, in Tenant's reasonable discretion, to the extent that the Compliance Changes (a) affect the Occupancy Density or (b) result in a Material Modification. Landlord shall be liable for all costs and expenses attributable to all Landlord Minor Changes and Compliance Changes. Any changes (other than Compliance Changes) to the Base Building Plans that affect Tenant's Lobby Area, shall be subject to Tenant's approval, not to be unreasonably withheld, conditioned or delayed.
1.2    Tenant Changes to Base, Shell and Core. Tenant shall have the right to request additional changes to the Base Building Plans in writing, subject to Landlord's reasonable approval, and provided that, (i) such modifications do not materially adversely affect the quality of the Base, Shell and Core, (ii) such modifications are consistent with the base building components of Comparable Buildings, (iii) such changes do not materially adversely affect the LEED certification for the Base, Shell and Core, which shall either consist of Gold Core and Shell certification, or a higher certification selected by Landlord, (iv) such changes only affect the floor or floors of the Premises (excluding the ground floor of the Building), the Retail Space, or the Building Systems which service the floors of the Premises, (v) such changes comply with applicable Laws, (vi) such changes do not have a material adverse effect on the Building Structure or the Building Systems and do not affect the exterior appearance of the Building, and (vii) such changes will not materially affect the critical path of construction of the Base, Shell and Core, the parties acknowledging that any change that would delay the critical path of construction is material (collectively, "Tenant Minor Changes"). Landlord recommends that Tenant deliver notice requesting all Tenant Minor Changes pertaining to the Building Structure to Landlord on or before October 1, 2014, and notice requesting all other Tenant Minor Changes to Landlord on or before October 1, 2015; provided that submittal by such dates by Tenant shall not effect Landlord's approval or disapproval rights relating to such Tenant Minor Change. Landlord shall approve or disapprove any proposed Tenant Minor Change within ten (10) business days after receipt thereof and if Landlord fails to respond within such ten (10) business day period, and Tenant gives Landlord another notice requesting a Tenant Minor Change, and Landlord fails within five (5) business days to respond to such request, such failure shall be deemed to be Landlord's approval of the proposed Tenant Minor Change. If Landlord disapproves of any proposed Tenant Minor Change, then Landlord shall state in reasonable detail its reasons for disapproving the proposed Tenant Minor Change. Following any request by Tenant for Tenant Minor Changes, Landlord shall promptly deliver to Tenant written notice of the "Cost Estimate" (as hereinafter defined) of the costs that will be incurred to implement the proposed Tenant Minor Change (a "Landlord's Change Notice"). After receipt of Landlord's Change Notice, if Tenant advises Landlord to proceed with the proposed Tenant Minor Change, then the proposed Tenant Minor Change shall be incorporated into the Base Building Plans and the Base, Shell and Core and the cost of each approved Tenant Minor Change shall be deducted from the Improvement Allowance, subject to the "Deduction Cap" (as defined below) within thirty (30) days after receipt of invoice, provided that the cost paid by Tenant shall only include the items set forth in items (1)-(4), below. If the actual cost incurred by Landlord to implement a Tenant Minor Change is less than the amount actually paid by Tenant, then Landlord shall restore the Improvement Allowance, provided in no event shall Landlord be obligated to restore more than the amount actually paid by

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Tenant with respect to such Tenant Minor Change. A "Cost Estimate" with respect to any change shall be Landlord's reasonable estimate of the following: (1) direct construction costs thereof, (2) related general contractor's general conditions, overhead and general contractor's other indirect costs thereof (with respect to which Landlord shall provide Tenant with adequate supporting documentation for Tenant's confirmation), (3) the general contractor's fee, which shall be the same fee being paid by Landlord to the Landlord GC for the Tenant Minor Change, (4) design, permitting, testing, inspecting, engineering and other indirect costs to be at Landlord's actual costs incurred, and (5) Landlord's administrative or supervision fee equal to three percent (3%) of items (1)-(4) for the first One Hundred Thousand and 00/100 Dollars ($100,000.00) of such items, and two percent (2%) of the amount of such items in excess of the first One Hundred Thousand and 00/100 Dollars ($100,000.00). The aggregate Cost Estimate of all Tenant Minor Changes deducted from the Improvement Allowance shall not exceed a total of Fifteen and 00/100 Dollars ($15.00) per RSF of the Premises (the "Deduction Cap"), and Landlord shall disapprove any proposed Tenant Minor Change in excess of such Deduction Cap.
1.3    Copies of Base Building Plan. Landlord and Tenant acknowledge and agree that the Base Building Plans are not in final form as of the Effective Date. Landlord shall deliver electronic copies to Tenant of all updated Base Building Plans when the same are finalized (the "Construction Documents"). Tenant shall have the right to reasonably review, and, if applicable and in accordance with the terms of this Work Letter, reasonably approve, the Construction Documents provided by Landlord; provided, however, Tenant may not withhold its approval to the extent the Construction Documents are consistent with, and a natural and logical progression of, the Base Building Plans, as the same may be modified by Landlord or Tenant pursuant to the terms set forth herein.
1.4    Final Condition. Landlord shall cause the entire Premises and portions of the Project to be in the Final Condition (as defined below) on the "Final Condition Date," as that term is defined in this Section 1.4, below. The "Final Condition" shall mean that (A) the Base, Shell and Core for the entire Premises (i.e., all Phases of the Premises) has been substantially completed in a good and workmanlike manner in accordance with the Base Building Plans and applicable Laws to the extent necessary for Landlord to obtain a CofO for the Base, Shell and Core, (B) without limiting the preceding clause (A), the items set forth on Schedule 1D attached hereto have been completed, and (C) the Common Areas (other than "Excluded Common Areas," as defined below), have been substantially completed in accordance with the Base Building Plans and applicable Laws to the extent necessary for Landlord to obtain a CofO for the Base, Shell and Core, excluding the completion of customary "punch-list" items (the "Base Building Punch List Items"), and (D) all other items set forth in the Lease or this Work Letter which expressly must be completed as part of the Final Condition (or expressly must be completed on or before the Final Condition Date) have been substantially completed. For purposes of this Lease, the term "Final Condition Date" shall mean the date upon which the Final Condition occurs. Landlord shall provide Tenant with at least thirty (30) days prior notice of the Final Condition. The Final Condition shall not be deemed to have been satisfied unless and until Tenant has been provided with at least thirty (30) days prior notice of the Final Condition (and the Final Condition Date for purposes of this Section 1.4 shall be extended day-for-day until Tenant has been provided such thirty (30) day notice). Notwithstanding the foregoing provisions of this Section 1.4, Final Condition shall not include the substantial completion of the Common Areas located outside of the Building (the "Excluded

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Common Areas"). For purposes of clarification, Base Building Punch List Items, and the Excluded Common Areas shall not include any items that would (I) materially interfere with the operation of Tenant's business from the Premises when the same commences or (II) prevent Tenant from obtaining a CofO for the Premises. Without limiting the foregoing, the Final Condition shall not be deemed to have occurred unless (i) the Building lobbies (including Tenant's Lobby Area, but excluding any work to be performed by Tenant in Tenant's Lobby Area) and Parking Structure are substantially completed in accordance with the Base Buildings Plans and applicable Laws (excluding Base Building Punch List Items), (ii) Tenant has access to and from the Building, the Premises and the Parking Structure, (iii) Tenant has use of the Parking Structure, (iv) all Building Systems serving the Premises are complete and Landlord is providing services to the Premises in accordance with the requirements of the Lease, and (v) Tenant may conduct its business from the Premises without material interference. Furthermore, Landlord shall promptly and diligently proceed to fully complete all Base Building Punch List Items and the Excluded Common Areas in a manner calculated to minimize interference with the operation of Tenant's business at the Premises. Landlord shall use commercially reasonable efforts to complete the Excluded Common Areas within six (6) months after the Final Condition Date. Landlord shall use commercially reasonable efforts to complete the Base Building Punch List Items within thirty (30) days after the Final Condition Date. If Landlord fails to complete the Base Building Punch List Items and the portions of the Excluded Common Areas allowing entry into the Building and adjacent to the entrances to the Building on or before September 1, 2017 (the "Outside Completion Date") (subject to extension for Final Condition Delays (as defined below)), then (y) with respect to any Base Building Punchlist Items located outside of the Premises and the portions of the Excluded Common Areas allowing entry into the Building and adjacent to the entrances to the Building, Tenant shall be entitled to an abatement of Base Rent in the amount of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) for each day following the Outside Completion Date up to the date upon which Landlord completes such items, and (z) with respect to all Base Building Punchlist Items located within the Premises Tenant shall have the right, pursuant to the TCCs of Section 19.6 of the Lease, to complete such Base Building Punch List Items.
1.5    LEED Compliance. Landlord shall, at Landlord's sole cost and expense, use commercially reasonable efforts to cause the Base, Shell and Core to be compliant, at a minimum, with LEED Gold requirements under LEED 2009 Core & Shell, and Landlord shall use commercially reasonable efforts, in accordance with industry standards and practices, to achieve such certification within twelve (12) months following the Phase 1 Lease Commencement Date, provided that Tenant's use, the Improvements, and Tenant's requirement for electricity do not materially affect Landlord's ability to obtain such certification. Landlord shall provide Tenant with the LEED compliance checklist delineating the credits Landlord intends to obtain. Landlord agrees to reasonably cooperate with Tenant and, at Tenant's election, Tenant's consultants to provide the required information, plans, specifications, documents, etc., for Tenant to obtain certification for requirements under LEED Commercial Interiors with respect to the Improvements. In order to facilitate Tenant obtaining LEED certification with respect to the Improvements, Landlord shall cause the following items to be incorporated into the Base, Shell and Core, so long as Tenant provides the specifications for such items to Landlord and as long as the incorporation of such items does not delay the critical path of construction of the Base, Shell, and Core: (i) indoor water use to meet LEED v4.0 commercial interiors requirements and (ii) minimum energy performance to meet LEED v4.0 commercial

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interiors requirements (collectively, the "Tenant LEED Items"). Landlord shall deduct from the Improvement Allowance the incremental increase between the cost of causing the indoor water use and energy performance of the Base, Shell and Core to be compliant with LEED Gold requirements under LEED 2009 Core & Shell and the cost of incorporating the Tenant LEED Items into the Base, Shell and Core.
1.6    Construction Schedule. Landlord represents and warrants that the construction schedule for construction of the Base, Shell and Core attached hereto as Schedule 2 (the "Schedule") is Landlord's presently anticipated schedule for construction of the Base, Shell and Core and the occurrence of the Final Condition Date. Landlord shall update and revise the Schedule, and Landlord will provide Tenant, for informational purposes only, with such updates and revisions at the weekly meetings described below in Section 4.2.5 to show the percentage completion of each item, and identify new line items and deleted line items. If Landlord reasonably estimates that the milestone dates set forth in the Schedule last delivered to Tenant are inaccurate, then Landlord shall promptly revise the Schedule and promptly deliver such revised Schedule to Tenant. The Schedule is based upon the critical path method detailing critical and non-critical activities, dependencies and float.
1.7    Inspection of Base, Shell and Core. Following the construction meetings described in Section 4.2.5, below, or otherwise upon reasonable prior notice by Tenant, Tenant shall have the right to inspect, monitor and confirm Landlord's completion of the Base, Shell and Core and confirm that same are consistent with permits and the Base Building Plans. Tenant shall have access to all Landlord’s records, books, correspondence, instructions, drawings, receipts, vouchers, memoranda and similar data relating to Tenant Minor Changes and "Tenant Cost Items," as that term is defined below (collectively, the "Records"), and Landlord shall preserve all such Records in its custody or control, for a period of one (1) year following substantial completion of the Base, Shell and Core.
1.8    Warranties. Landlord's general contractor for the Base, Shell and Core (the "Landlord's GC") shall, on commercially reasonable terms, guarantee to Landlord that the Base, Shell and Core is free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Landlord's GC shall be responsible, on commercially reasonable terms, for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by such contractor. The correction of such work shall include, on commercially reasonable terms, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Base, Shell and Core that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Base, Shell and Core shall be contained in the contract on commercially reasonable terms.
1.9    Milestones.
1.9.1    In the event Landlord has failed to (A) substantially complete the installation of all the material load bearing elements of the foundation that support the office tower portion of the Building (not including the demobilization of the equipment) on or before June 15, 2015, (B) substantially complete the four (4) structural concrete core walls at the sixth (6th) floor level of the office tower portion of the Building on or before April 1, 2016, (C) substantially complete the

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topping off of the structural steel that supports the slab located at the top of Floor 61 (not including the decorative crown of the Building) on or before April 15, 2017, or (D) cause the Final Condition Date to occur on or before April 1, 2018 (each a "Milestone") (all of which dates, shall be extended by virtue of Final Condition Delays), then Tenant shall have the right to terminate this Lease by written notice to Landlord ("Milestone Failure Termination Notice") effective upon the date occurring five (5) business days following receipt by Landlord of the Milestone Failure Termination Notice, in which event Landlord shall return any prepaid rent and the L-C forthwith to Tenant.
Should each Milestone be satisfied prior to Tenant's exercise of the foregoing applicable termination right, however, such termination right shall, in such event, expire and be of no further force or effect upon completion of such Milestone.
1.9.2    Upon any termination as set forth in this Section 1.9, Landlord shall promptly return to Tenant any L-C delivered by Tenant to Landlord and thereafter Landlord and Tenant shall be relieved from any and all liability to each other resulting under this Lease. Tenant's rights to terminate this Lease, as set forth in this Section 1.9, shall be Tenant's sole and exclusive remedy at law or in equity for the failure of any of the Milestones to have not been satisfied by the applicable Milestone Outside Date.
1.9.3    As used herein, the term "Tenant Delay" shall mean (i) the failure of Tenant to timely approve or disapprove any matter requiring Tenant's approval relating to the construction of the Base, Shell and Core; or (ii) unreasonable (when judged in accordance with industry custom and practice) interference by Tenant, its agents or Tenant Parties (except as otherwise allowed by this Work Letter) with the substantial completion of the Base, Shell and Core and which objectively preclude or delay the construction of the Base, Shell and Core and the Final Condition.
1.9.4    As used herein, the term "Force Majeure Delay" shall mean only an actual delay resulting from industry-wide strikes, fire, wind, damage or destruction to the Building, explosion, casualty, flood, hurricane, tornado, the elements, acts of God or the public enemy, sabotage, war, invasion, insurrection, rebellion, civil unrest, riots, earthquakes, or actual, industry-wide delay affecting all similar works of construction in the vicinity of the Building, including by reason of regulation or order of any governmental agency; provided, however, in no event shall the total days of Force Majeure Delay exceed eighteen (18) full calendar months.
1.9.5    The terms "Tenant Delay" and "Force Majeure Delay" are collectively referred to herein as "Final Condition Delays". If Landlord contends that a Final Condition Delay has occurred, Landlord shall notify Tenant in writing of (i) the event which constitutes such Final Condition Delay and (ii) the date upon which such Final Condition Delay is anticipated to end. If such actions, inaction or circumstance constituting Tenant Delay described in the notice set forth in (i) above of this Section 1.9.5 of this Work Letter (the "Final Condition Delay Notice") are not cured by Tenant within one (1) business day of Tenant's receipt of the Final Condition Delay Notice and if such action, inaction or circumstance otherwise qualify as a Tenant Delay, then a Tenant Delay shall be deemed to have occurred commencing as of the date of Tenant's receipt of the Final Condition Delay Notice and ending as of the date such delay ends.

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1.10    Delivery of the Phase 1 Premises. If the Final Condition Date has not occurred on or before August 1, 2017 (the "Phase 1 Premises Late Delivery Date A"), subject to extension by virtue of Final Condition Delays, then Tenant shall be entitled to a day-for-day abatement of Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 1 Premises for each day following the Phase 1 Premises Late Delivery Date A until the earlier to occur of: (i) the Final Condition Date, and (ii) August 31, 2017. If the Final Condition Date has not occurred on or before August 31, 2017 (such day being the "Phase 1 Premises Late Delivery Date-B"), subject to extension by virtue of Final Condition Delays, Tenant shall be entitled to an abatement of Base Rent and Tenant's Share of Direct Expenses equal to twice the per diem Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 1 Premises for each day following the Phase 1 Premises Late Delivery Date-B until the Final Condition Date (the abatements described herein with regard to the Phase 1 Premises are referred to herein, collectively, as the "Phase 1 Premises Final Condition Late Delivery Date Abatements"). Tenant shall immediately apply any accrued Phase 1 Premises Final Condition Late Delivery Date Abatements against payments of Rent as they become due.
1.11    Delivery of the Phase 2 Premises. If the Final Condition Date has not occurred on or before February 1, 2018 (the "Phase 2 Premises Late Delivery Date A"), subject to extension by virtue of Final Condition Delays, then Tenant shall be entitled to a day-for-day abatement of Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 2 Premises for each day following the Phase 2 Premises Late Delivery Date A until the earlier to occur of: (i) the Final Condition Date, and (ii) February 28, 2018. If the Final Condition Date has not occurred on or before February 28, 2018 (such day being the "Phase 2 Premises Late Delivery Date-B"), subject to extension by virtue of Final Condition Delays, Tenant shall be entitled to an abatement of Base Rent and Tenant's Share of Direct Expenses equal to twice the per diem Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 2 Premises for each day following the Phase 2 Premises Late Delivery Date-B until the Final Condition Date (the abatements described herein with regard to the Phase 2 Premises are referred to herein, collectively, as the "Phase 2 Premises Final Condition Late Delivery Date Abatements"). Tenant shall immediately apply any accrued Phase 2 Premises Final Condition Late Delivery Date Abatements against payments of Rent as they become due.
1.12    Delivery of the Phase 3 Premises. If the Final Condition Date has not occurred on or before June 1, 2018 (the "Phase 3 Premises Late Delivery Date A"), subject to extension by virtue of Final Condition Delays, then Tenant shall be entitled to a day-for-day abatement of Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 3 Premises for each day following the Phase 3 Premises Late Delivery Date A until the earlier to occur of: (i) the Final Condition Date, and (ii) June 30, 2018. If the Final Condition Date has not occurred on or before June 30, 2018 (such day being the "Phase 3 Premises Late Delivery Date-B"), subject to extension by virtue of Final Condition Delays, Tenant shall be entitled to an abatement of Base Rent and Tenant's Share of Direct Expenses equal to twice the per diem Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 3 Premises for each day following the Phase 3 Premises Late Delivery Date-B until the Final Condition Date (the abatements described herein with regard to the Phase 3 Premises are referred to herein, collectively, as the "Phase 3 Premises Final Condition Late Delivery Date Abatements"). Tenant shall immediately apply any accrued Phase 3 Premises Final Condition Late Delivery Date Abatements against payments of Rent as they become due.

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1.13    Delivery of the Phase 4 Premises. If the Final Condition Date has not occurred on or before October 1, 2018 (the "Phase 4 Premises Late Delivery Date A"), subject to extension by virtue of Final Condition Delays, then Tenant shall be entitled to a day-for-day abatement of Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 4 Premises for each day following the Phase 4 Premises Late Delivery Date A until the earlier to occur of: (i) the Final Condition Date, and (ii) October 31, 2018. If the Final Condition Date has not occurred on or before October 31, 2018 (such day being the "Phase 4 Premises Late Delivery Date-B"), subject to extension by virtue of Final Condition Delays, Tenant shall be entitled to an abatement of Base Rent and Tenant's Share of Direct Expenses equal to twice the per diem Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 4 Premises for each day following the Phase 4 Premises Late Delivery Date-B until the Final Condition Date (the abatements described herein with regard to the Phase 4 Premises are referred to herein, collectively, as the "Phase 4 Premises Final Condition Late Delivery Date Abatements"). Tenant shall immediately apply any accrued Phase 4 Premises Final Condition Late Delivery Date Abatements against payments of Rent as they become due.
1.14    Delivery of the Phase 5 Premises. If the Final Condition Date has not occurred on or before February 1, 2019 (the "Phase 5 Premises Late Delivery Date A"), subject to extension by virtue of Final Condition Delays, then Tenant shall be entitled to a day-for-day abatement of Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 5 Premises for each day following the Phase 5 Premises Late Delivery Date A until the earlier to occur of: (i) the Final Condition Date, and (ii) February 28, 2019. If the Final Condition Date has not occurred on or before February 28, 2019 (such day being the "Phase 5 Premises Late Delivery Date-B"), subject to extension by virtue of Final Condition Delays, Tenant shall be entitled to an abatement of Base Rent and Tenant's Share of Direct Expenses equal to twice the per diem Base Rent and Tenant's Share of Direct Expenses attributable to the Phase 5 Premises for each day following the Phase 5 Premises Late Delivery Date-B until the Final Condition Date (the abatements described herein with regard to the Phase 5 Premises are referred to herein, collectively, as the "Phase 5 Premises Final Condition Late Delivery Date Abatements"). Tenant shall immediately apply any accrued Phase 5 Premises Final Condition Late Delivery Date Abatements against payments of Rent as they become due.
1.15    Tenant Cost Items and Tenant Construction Items. Notwithstanding anything to the contrary set forth herein, Landlord shall provide, construct and install the items set forth on Schedule 1B attached hereto as part of the Base, Shell and Core but at Tenant's cost and expense even if the same are set forth on the Base Building Plans ("Tenant Cost Items"). Tenant shall be charged the same cost as Landlord incurs for the Tenant Cost Items or any items supplied by Landlord in connection with the Tenant Construction Items, and such costs shall be deducted from the Improvement Allowance. Schedule 1C attached hereto sets forth the items that Tenant shall construct, the cost of which shall be deducted from the Improvement Allowance, even if the items are set forth on the Base Building Plans (the "Tenant Construction Items").
SECTION 2

IMPROVEMENTS

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2.1    Improvement Allowance. Tenant shall be entitled to a one-time improvement allowance (the "Improvement Allowance"), in the amount set forth in Section 13 of the Summary, for "Improvement Allowance Items," as that term is defined below. Not less than $50.00 per rentable square foot shall be spent on each floor of the Premises that Tenant constructs. Notwithstanding the foregoing or any contrary provision of this Lease, except as expressly set forth in the Lease, all Improvements shall be deemed Landlord's property under the terms of this Lease. Any unused portion of the Improvement Allowance applicable to Tranche 1 remaining as of the second (2nd) anniversary of the Phase 2 Lease Commencement Date shall remain with Landlord and Tenant shall have no further right thereto and any unused portion of the Improvement Allowance applicable to Tranche 2 remaining as of the second (2nd) anniversary of the Phase 3 Lease Commencement Date shall remain with Landlord and Tenant shall have no further right thereto.
2.2    Disbursement of the Improvement Allowance.
2.2.1    Improvement Allowance Items. Except as otherwise set forth in this Work Letter, the Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Improvement Allowance Items"):
2.2.1.1      Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Work Letter (provided, that no more than $10.00 per rentable square foot of the Premises may be disbursed from the Improvement Allowance for such fees), and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Work Letter;
2.2.1.2      The payment of plan check, permit and license fees relating to construction of the Improvements, and the cost of any third-party project management fees, if applicable, incurred by Tenant;
2.2.1.3      The cost of construction of the permanently affixed improvements, including, without limitation, testing and inspection costs, and contractors' fees and general conditions;
2.2.1.4      The cost of any changes to the Construction Drawings or Improvements required by all applicable building codes (the "Code");
2.2.1.5      The cost of the "Coordination Fee," as that term is defined in Section 4.2.2.1 of this Work Letter;
2.2.1.6      Sales and use taxes;
2.2.1.7      The cost of connecting the Premises to the Building's energy management systems;
2.2.1.8    the costs of installing Tenant's cabling in the Premises (not to exceed $8.00 per RSF)

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2.2.1.9    The cost of installation of (i) Water Sensors and the Submetering Equipment, (ii) any Electrical Upgrades, (iii) any Tenant's Signage, (iv) any Supplemental HVAC units, (v) any Lobby Wall Work, and (vi) the Lobby Desk;
2.2.1.10 Tenant Minor Changes; and
2.2.1.11 Tenant Cost Items and Tenant Construction Items.
2.2.2    Disbursement of Improvement Allowance. During the construction of the Improvements, Landlord shall make monthly disbursements of the Improvement Allowance for Improvement Allowance Items and shall authorize the release of monies as follows. Notwithstanding anything set forth in any other provision of this Lease or this Work Letter to the contrary, all costs of the Lobby Wall Work (if completed prior to the Phase 1 Lease Commencement Date), the Water Sensors, the Submetering Equipment, the Electrical Upgrades, Tenant Minor Changes, Tenant Cost Items, Tenant Construction Items, LEED Compliance and all other items the cost of which is identified in this Lease or Work Letter to be deducted from the Improvement Allowance, shall be deducted solely from the Improvement Allowance and such costs in the aggregate shall not exceed the amount of the Improvement Allowance and/or the Deduction Cap, to the extent applicable.
2.2.2.1      Monthly Disbursements. On or before the twentieth (20th) day of each calendar month (or such other date as Landlord may designate), Tenant may deliver following the Effective Date to Landlord: (i) a request for payment, in a form to be provided by Landlord, certified by the Architect, showing the schedule, by trade, of percentage of completion of the Improvements in the Premises, detailing the portion of the work completed for which payment is requested and the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Work Letter, for labor rendered and materials delivered to the Premises and services provided to Tenant for which payment is requested; and (iii) executed mechanic's lien releases from all of Tenant's Agents who are entitled to file mechanic's liens which shall comply with the appropriate provisions of California Civil Code Sections 8132, 8134, 8136 and 8138; which lien releases shall be conditional with respect to the requested payment amounts and unconditional with respect to payment amounts previously disbursed by Landlord. Thereafter, Landlord shall deliver a check to Tenant made payable to Tenant, in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, and (B) the balance of any remaining available portion of the Improvement Allowance. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request. Tenant shall, at Tenant's election, have the right to submit applications for disbursement of the Improvement Allowance, (a) for any full floor of the Premises, (b) for an entire Phase of the Premises, or (c) for the entire Premises. Tenant shall be entitled to deliver requests for disbursements pursuant to this Section 2.2.2.1 less often than monthly at Tenant's election.
2.2.2.2      Completion of the Improvements. Subject to the provisions of this Work Letter, following completion of the Improvements for the applicable floor or Phase of the Premises, or the entire Premises, as applicable, Tenant shall deliver (or cause to be delivered) to Landlord, to the extent not previously provided pursuant to Section 2.2.2.1 above: (i) signed permits

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for all Improvements completed within such floor or Phase of the Premises or the entire Premises, as applicable, (ii) executed mechanic's lien releases from all of Tenant's Agents who are entitled to file mechanic's liens which shall comply with the appropriate provisions of California Civil Code Sections 8132, 8134, 8136 and 8138; which lien releases shall be conditional with respect to the requested payment amounts and unconditional with respect to payment amounts previously disbursed by Landlord, (iii) a "Certificate of Substantial Completion" for the applicable floor or Phase of the Premises or the entire Premises, as applicable, in a form reasonably acceptable to Landlord from the Architect, certifying that the construction of the Improvements in such floor or Phase of the Premises or the entire Premises, as applicable, has been substantially completed, (iv) a "close-out package" for such floor or Phase of the Premises or the entire Premises, as applicable, in both paper and electronic forms (including, as-built drawings, operations and maintenance manuals for all of Tenant's equipment and systems, and final record CADD files for the associated plans, warranties and guarantees from all contractors, subcontractors and material suppliers, and an independent air balance report); and (v) the CofO issued to Tenant with respect to such floor or Phase of the Premises or the entire Premises, as applicable. Whether or not Landlord has disbursed the entire Improvement Allowance, in the event Landlord determines that substandard work exists which materially adversely affects the mechanical, electrical, plumbing, HVAC, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, then Tenant shall promptly commence and thereafter diligently pursue the correction of such substandard work at Tenant's expense.
2.2.2.3      Other Terms. Landlord shall only be obligated to make disbursements from the Improvement Allowance to the extent costs are incurred by Tenant for Improvement Allowance Items.
2.3    Building Standards. Landlord has established specifications for certain Building standard components (the "Building Standards") to be used in the construction of the Tenant Improvements in the Premises, which certain Building Standards are attached hereto as Schedule 3 attached hereto. The quality of Improvements shall be equal to or of greater quality than the quality of the Building Standards, provided that certain Tenant Improvements shall comply with certain the Building Standards noted therein as "mandatory". Notwithstanding any provision in the Lease, this Work Letter, or the Building Standards to the contrary, in no event shall Tenant be required to install shades on the windows of the Retail Space.
2.4    Water Sensors. In connection with the construction of the Improvements pursuant to the terms of this Work Letter, Tenant shall, at Tenant's sole cost and expense (which shall be deducted from the Improvement Allowance in accordance with the provisions of Section 2.2 of this Work Letter), install web-enabled wireless water leak sensor devices designed to alert Tenant on a twenty-four (24) hour, seven (7) day per week basis if a water leak is occurring in the Premises ("Water Sensors").
2.5    Excluded TI Costs. The following costs and expenses relating to the Improvements shall be borne by Landlord at no cost to Tenant and not as part of the Improvement Allowance: (i) costs incurred in connection with the design or construction of the Base, Shell and Core (except the cost of Tenant Minor Changes, Tenant Cost Items, and Tenant Construction Items) and any other

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work to the Project other than the Improvements; (ii) costs for which Landlord receives reimbursement from others, including, without limitation, insurers, bonding companies or sureties (if any), and warrantors (Landlord shall use commercially reasonable efforts to maximize the amount of all such reimbursements to which it is entitled); (iii) additional costs and expenses incurred by Landlord on account of any of Landlord's contractor's or subcontractor's construction defects; (iv) costs arising from or in connection with the presence of Hazardous Materials in, on or under the Project; (v) liens, penalties and late charges attributable to Landlord's failure to pay, when required, any costs or fees required to be paid by Landlord pursuant to any contract to which Landlord is a party, except to the extent the foregoing are attributable to Tenant's failure to perform any of Tenant's obligations pursuant to this Work Letter; (vi) Base, Shell and Core restoration costs in excess of insurance proceeds as a consequence of casualties; (vii) costs associated with bonding any of Landlord's contractors, subcontractors or vendors; (viii) attorneys', experts' and other fees and costs in connection with disputes attributable to Landlord's failure to timely perform its covenants, obligations and agreements to which Landlord is a party; (ix) the cost of any changes necessary to correct violations of the Base, Shell and Core with the Base Building Plans and violations of Law; (x) costs of Landlord Minor Changes and Compliance Changes; and (xi) wages, labor and overhead for overtime or premium time incurred by or on behalf of Landlord (other than such costs incurred by Landlord for implementation of any Tenant Minor Changes to prevent such changes from delaying the critical path of construction of the Base, Shell and Core if such costs for wages, labor and overhead for overtime or premium time incurred by or on behalf of Landlord are set forth in the Cost Estimate).
2.6    Failure to Disburse Tenant Improvement Allowance. If Landlord fails to timely fulfill its obligation to fund any portion of the Improvement Allowance, Tenant shall be entitled to deliver notice (the "Payment Notice") thereof to Landlord and to any mortgage or trust deed holder of the Building whose identity and address have been previously provided to Tenant. If Landlord still fails to fulfill any such obligation within twenty (20) business days after Landlord's receipt of the Payment Notice from Tenant and if Landlord fails to deliver notice to Tenant within such twenty (20) business day period explaining Landlord's proper good-faith reasons that Landlord believes that the amounts described in Tenant's Payment Notice are not due and payable by Landlord ("Refusal Notice"), Tenant shall be entitled to offset the amount so owed to Tenant by Landlord but not paid by Landlord (or if Landlord delivers a Refusal Notice but only with respect to a portion of the amount set forth in the Payment Notice and Landlord fails to pay such undisputed amount as required by the next succeeding sentence, the undisputed amount so owed to Tenant) with interest at the Interest Rate from the date due (i.e. the date payable under Sections 2.2.2.1 or 2.2.2.2 above) until the date of offset, against Tenant's next obligations to pay Rent. Notwithstanding the foregoing, Landlord hereby agrees that if Landlord delivers a Refusal Notice disputing a portion of the amount set forth in Tenant's Payment Notice, in order for the Refusal Notice to be valid, Landlord shall pay to Tenant, concurrently with the delivery of the Refusal Notice, the undisputed portion of the amount set forth in the Payment Notice. However, if Tenant is in monetary default under Section 19.1 of the Lease at the time that such offset would otherwise be applicable, Tenant shall not be entitled to such offset until such default is cured. If Landlord delivers a Refusal Notice, and if Landlord and Tenant are not able to agree on the disputed amounts to be so paid by Landlord, if any, within ten (10) days after Tenant's receipt of a Refusal Notice, Tenant may submit such dispute to arbitration in accordance with the TCCs of Section 6.7 of this Work Letter. If Tenant prevails in any such

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arbitration (after all applicable rights have expired), Tenant shall be entitled to apply such arbitration award with interest at the Interest Rate from the date due (i.e. the date payable under Sections 2.2.2.1 or 2.2.2.2 above) until the date of offset as a credit against Tenant's obligations to pay Rent.
2.7    Internal Staircase. Landlord hereby agrees that Tenant shall have the right to construct, as part of the Improvements in accordance with this Work Letter or as an Alteration in accordance with Article 8 of the Lease, an internal staircase (the "Staircase") between contiguous floors of the Premises (including any First Offer Space leased by Tenant). Landlord shall cooperate with Tenant's Architect or Engineers during construction of the Base, Shell and Core to identify specific locations within each floor of the Premises that would be best suited for construction of Staircase(s). The installation of such Staircase shall be subject to all of the terms and conditions of this Work Letter. In addition, without limiting Tenant's obligation to remove other Improvements or Alterations pursuant to the terms and conditions of the Lease and/or this Work Letter, prior to the expiration or earlier termination of this Lease, Tenant shall remove the Staircase and restore all portions of the Building and finishes affected by such removal, including, without limitation, (i) replacing the pan decking between the applicable floors of the Building, (ii) replacing all ceiling components (e.g., drop ceiling, grids, lights, HVAC, fire sprinklers, fire/life safety devices and utilities lines), as applicable, in the affected area(s), (iii) replacing any relocated HVAC main distribution ducts, except for electrical, communication and plumbing lines that were re-routed when the Staircase was installed ("Re-Routed Lines"), which Re-Routed Lines may remain in place, (iv) applying new concrete at the point of connection of the Staircase to the applicable floors of the Building, (v) applying new fire proofing, (vi) retaining a contractor designated by Landlord to perform deputy inspection as required by all applicable building codes, and (vii) if necessary in Landlord's reasonable discretion, providing beam reinforcement to the extent that the installation of the Staircase removed or otherwise adversely modified such reinforcement, or to the extent required in order to comply with applicable Laws then in effect (collectively, the "Staircase Removal Requirements"). Tenant's obligations under the Staircase Removal Requirements shall survive the expiration or earlier termination of the Lease. Notwithstanding the foregoing, Tenant shall have the right, upon written notice to Landlord, to request that Landlord perform such Staircase Removal Requirements and charge the actual cost thereof, including Landlord's administrative or supervision fee equal to three percent (3%) of the first One Hundred Thousand and 00/100 Dollars ($100,000.00) of such costs, and two percent (2%) of the amount of such costs in excess of the first One Hundred Thousand and 00/100 Dollars ($100,000.00), to Tenant.
SECTION 3

CONSTRUCTION DRAWINGS
3.1    Selection of Architect/Construction Drawings. Tenant shall retain the architect/space planner designated by Tenant and reasonably approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Landlord shall approve or reasonably disapprove any architect/space planner proposed by Tenant within five (5) business days. If Landlord fails to timely respond to Tenant, and Tenant gives Landlord another five (5) business day notice requesting Landlord's response, and Landlord fails to respond within such five (5) business day

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period, such failure shall be deemed to be Landlord's approval of the proposed architect/space planner. Tenant shall retain engineering consultants reasonably approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work in the Premises, which work is not part of the Base, Shell and Core, provided that Tenant shall retain the mechanical, electrical, plumbing, and life safety engineers that have been retained by Landlord in connection with the Base, Shell, and Core construction. Landlord shall approve or reasonably disapprove any Engineers proposed by Tenant within five (5) business days. If Landlord fails to timely respond to Tenant, and Tenant gives Landlord another five (5) business day notice requesting Landlord's response, and Landlord fails to respond with such five (5) business day period, such failure shall be deemed Landlord's approval of the proposed Engineers. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." The Construction Drawings may be prepared and submitted to Landlord independently for each floor or Phase of the Premises, and Landlord shall review the Construction Drawings as so submitted. All Construction Drawings shall comply with the industry standard drawing format and specifications and shall be subject to Landlord's approval, which shall not be withheld except in the case of a "Design Problem," as that term is defined below. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base Building Plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings. A "Design Problem" is defined as, and will be deemed to exist if such Improvements may (i) affect the exterior appearance of the Building; (ii) adversely affect the Building Structure; (iii) adversely affect the Building Systems; (iv) fail to comply with applicable Laws; or (v) fail to comply with the Building Standards.
3.2    Final Space Plan. Tenant shall supply Landlord with four (4) hard copies of its final space plan for each floor or Phase of the Premises, along with other renderings or illustrations reasonably required by Landlord, to allow Landlord to understand Tenant's design intent for the Premises before any architectural working drawings or engineering drawings have been commenced, and concurrently with Tenant's delivery of such hard copies, Tenant shall send to Landlord via electronic mail one (1) .pdf electronic copy of such final space plan. The final space plan for each floor of the Premises (each, a "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of a Final Space Plan if there is a Design Problem with respect to such Final Space Plan (setting forth in reasonable detail Landlord's reasons for believing a Design Problem exists) otherwise Landlord shall approve such Final Space Plan within such five (5) business day period. If Landlord fails to respond within such five (5) business day period, then Tenant shall have the right to deliver a second notice to

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Landlord requesting Landlord's approval of such Final Space Plan (which second notice shall include a copy of such Final Space Plan), and if Landlord fails to respond within three (3) business day following Landlord's receipt of such second notice then Landlord shall be deemed to have approved the applicable Final Space Plan. In addition, Landlord shall not disapprove any portion of the Final Space Plan which is logically consistent with any portion of the Final Space Plan previously approved by Landlord for any similar Improvements for any other floor or Phase of the Premises. If Landlord advises Tenant that a Design Problem exists with respect to a Final Space Plan, Tenant shall cause the applicable Final Space Plan to be revised to correct such Design Problem. Landlord shall approve any re-submittal of a Final Space Plan within three (3) business days after receipt thereof and Landlord's failure to respond within such three (3) business day period shall be deemed to be Landlord's approval of such Final Space Plan.
3.3    Final Working Drawings. Upon Landlord's approval (or deemed approval) of the Final Space Plan, Tenant shall cause the Architect and the Engineers to complete the architectural and engineering drawings for the applicable floor or Phase of the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) hard copies signed by Tenant of the Final Working Drawings, and concurrently with Tenant's delivery of such hard copies, Tenant shall send to Landlord via electronic mail one (1) pdf electronic copy of such Final Working Drawings. Landlord shall advise Tenant within fifteen (15) business days after Landlord's receipt of the Final Working Drawings if there is a Design Problem with respect to such Final Working Drawings (setting forth in reasonable detail Landlord's reasons for believing a Design Problem exists) otherwise Landlord shall approve such Final Working Drawings within such fifteen (15) business day period. If Landlord fails to respond within such fifteen (15) business day period, then Tenant shall have the right to deliver a second notice to Landlord requesting Landlord's approval of such Final Working Drawings (which second notice shall include a copy of such Final Working Drawings), and if Landlord fails to respond within five (5) business day following Landlord's receipt of such second notice then Landlord shall be deemed to have approved the applicable Final Working Drawings. In addition, Landlord shall not disapprove any portion of the Final Working Drawings which is logically consistent with either (i) the Final Space Plan corresponding to such Final Working Drawings or (ii) the Final Working Drawings or the Approved Working Drawings for any other similar Improvements for any floor or Phase of the Premises previously approved (or deemed approved) by Landlord. If Landlord advises Tenant that a Design Problem exists with respect to any Final Working Drawings, Tenant shall cause the applicable Final Working Drawings to be revised to correct such Design Problem. Landlord shall approve any re-submittal of Final Working Drawings within five (5) business days after receipt thereof and Landlord's failure to respond within such five (5) business day period shall be deemed to be Landlord's approval of such Final Working Drawings. At the time Landlord gives its approval to any Final Working Drawings, upon specific request by Tenant, Landlord shall notify Tenant in writing of whether any of the Improvements set forth in such Final Working Drawings are Specialty Improvements. If Landlord fails to so notify Tenant, then none of the Improvement set forth in such Final Working Drawings shall be deemed to be Specialty Improvements for purposes of this Lease.

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3.4    Approved Working Drawings. The Final Working Drawings shall be approved by Landlord in accordance with Section 3.3, above, prior to the commencement of construction of each floor or Phase of the Premises by Tenant. The Final Work Drawings as approved by Landlord for each floor or Phase of the Premises shall be referred to herein as the "Approved Working Drawings". Tenant may submit the Final Working Drawings to the appropriate municipal authorities for all applicable building permits prior to Landlord's approval thereof. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or CofO for the Premises (excluding the Base, Shell and Core thereof) and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or CofO. No changes, modifications or alterations in the Approved Working Drawings ("Changes") may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld; provided, that Tenant shall have the right to modify the Approved Working Drawings without Landlord's consent if such modifications do not constitute a Design Problem. Landlord shall advise Tenant within three (3) business days after Landlord's receipt of a Change request if there is a Design Problem with respect to such Change request otherwise Landlord shall approve such Change Request within such three (3) business day period. In addition, Landlord shall not disapprove any Change to a floor of the Premises which Landlord has previously approved with respect to another floor of the Premises. If Landlord fails to respond within such three (3) business day period, then Tenant shall have the right to deliver a second notice to Landlord requesting Landlord's approval of such Change (which second notice shall include a copy of such Change), and if Landlord fails to respond within two (2) business day following Landlord's receipt of such second notice then Landlord shall be deemed to have approved the applicable Change. If Landlord advises Tenant that a Design Problem exists with respect to a Change request, Tenant shall cause the applicable Change request to be revised to correct such Design Problem. Landlord shall approve any re-submittal of a Change Request within two (2) business days after receipt thereof and Landlord's failure to respond within such two (2) business day period shall be deemed to be Landlord's approval of such Change request.
3.5    Electronic Approvals. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, Landlord may, in Landlord's sole and absolute discretion, transmit or otherwise deliver any of the approvals required under this Work Letter via electronic mail to Tenant's representative identified in Section 6.1 of this Work Letter, or by any of the other means identified in Section 29.18 of this Lease.
SECTION 4

CONSTRUCTION OF THE IMPROVEMENTS
4.1    Tenant's Selection of Contractors.
4.1.1    The Contractor. A general contractor (" TI Contractor") selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed, shall be retained by Tenant to construct the Improvements. Landlord shall approve or reasonably disapprove any general contractor proposed by Tenant within three (3) business days. If Landlord

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fails to respond within such three (3) business day period, then Tenant shall have the right to deliver a second notice to Landlord requesting Landlord's approval of general contractor proposed by Tenant (which second notice shall include the name of such general contractor proposed by Tenant), and if Landlord fails to respond within two (2) business day following Landlord's receipt of such second notice then Landlord shall be deemed to have approved such general contractor proposed by Tenant.
4.1.2    Tenant's Agents. All subcontractors and laborers used by Tenant together with the TI Contractor, Architect, Engineers and any other consultants retained by Tenant shall be referred to herein collectively as "Tenant's Agents", Tenant's subcontractors must be approved by Landlord such approval not to be unreasonably withheld, conditioned or delayed, provided that Tenant shall retain the Building system controls, fire life-safety, and test & balance subcontractors that have been retained by Landlord in connection with the Base, Shell, and Core construction. Landlord shall approve or reasonably disapprove any such subcontractors proposed by Tenant within three (3) business days. If Landlord fails to respond within such three (3) business day period, then Tenant shall have the right to deliver a second notice to Landlord requesting Landlord's approval of the subcontractor proposed by Tenant (which second notice shall include the name of such general contractor proposed by Tenant), and if Landlord fails to respond within two (2) business day following Landlord's receipt of such second notice then Landlord shall be deemed to have approved such subcontractor proposed by Tenant.
4.2    Construction of Improvements by Tenant's Agents.
4.2.1    Construction Contract; Cost Budget. Prior to the commencement of the construction of the Improvements for any floor or Phase of the Premises, a copy of its construction contract with Contractor (the "Contract") shall be delivered to Landlord, which Contract shall include commercially reasonable warranties, guarantees, indemnities, insurance provisions, and representations and warranties applicable to the Contractor covering all work performed by Contractor and its subcontractors and shall also include at least a ten percent (10%) final retention. In addition, prior to the commencement of the construction of the Improvements for any floor or Phase of the Premises, and after Tenant has accepted all bids for the Improvements for such floor or Phase of the Premises, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.11, above, in connection with the design and construction of the Improvements to be performed by or at the direction of Tenant or the TI Contractor for such floor or Phase of the Premises, which costs form a basis for the amount of the construction contract for the Improvements for such floor of the Premises (the "Final Costs"). In the event that the Final Costs exceed the amount of the Improvement Allowance remaining as of the commencement of construction of the Improvements, Tenant shall pay (or have previously paid the TI Contractor) a fraction of each amount to be disbursed by Landlord pursuant to the terms of this Work Letter, the numerator of which fraction shall equal the excess of the Final Costs over the then remaining Improvement Allowance, and the denominator of which fraction shall equal the Final Costs, and such payment by Tenant shall be a condition to Landlord's obligation to pay any amounts of the Improvement Allowance. In the event that, after the Final Costs have been delivered by Tenant to Landlord, the costs relating to the design and construction of the Improvements shall change, then the Final Costs shall be recalculated in accordance with the terms of the immediately preceding sentence, and the

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amounts to be disbursed by Landlord pursuant to the terms of this Work Letter thereafter shall be accordingly adjusted so that Landlord's disbursements in the aggregate pursuant to the terms of this Work Letter and Tenant's payments are each proportionate to the adjusted Final Costs.
4.2.2    Tenant's Agents.
4.2.2.1      Landlord's General Conditions for Tenant's Agents and Improvement Work. Tenant's and Tenant's Agent's construction of the Improvements shall comply with the following: (i) the Improvements shall be constructed in accordance with the Approved Working Drawings (as modified by any Changes); and (ii) Tenant shall abide by the commercially reasonable Construction Rules and Regulations and Tenant Construction Manual, promulgated by Landlord and provided to Tenant prior to the Final Condition Date. Tenant shall pay a logistical coordination fee (the "Coordination Fee") to Landlord in an amount equal to the product of (a) Fifty Cents ($0.50), and (b) the total number of rentable square feet in the Premises, which Coordination Fee shall be for all services relating to the coordination of the construction of the Improvements and shall be deducted from the Improvement Allowance on a Phase-by-Phase basis. In addition, Tenant shall pay to Landlord an amount equal to any actual and reasonable out-of-pocket third party costs for third party consultants expended by Landlord in connection with the construction of the Improvements (not including any Excluded TI Costs) within thirty (30) days after receipt of invoice together with reasonable supporting evidence.
4.2.2.2      Intentionally Omitted.
4.2.2.3      Requirements of TI Contractor. TI Contractor shall guarantee to Tenant and for the benefit of Landlord that the Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. TI Contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by TI Contractor. All such warranties or guarantees as to materials or workmanship of or with respect to the Improvements shall be contained in the contract for the TI Contractor and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.
4.2.3    Governmental Compliance. The Improvements shall comply in all respects with all Laws.
4.2.4    Inspection by Landlord. During construction, upon reasonable prior notice, Landlord shall have the right to inspect the Improvements at reasonable times, provided however, that Landlord's failure to inspect the Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Improvements as not being in material accordance with the Approved Working Drawings, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Improvements shall be rectified by Tenant at no expense

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to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Improvements and such defect, deviation or matter materially adversely affects the mechanical, electrical, plumbing, HVAC or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, following notice to Tenant and Tenant's right to cure the same within the time periods set forth in the Lease, Landlord may, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.
4.2.5    Meetings. Commencing upon the Effective Date, Landlord and Tenant shall hold meetings at commercially reasonable intervals and times requested by Tenant, with the Architect, the TI Contractor and Landlord's GC regarding the progress of the preparation of the Base Building Plans and Construction Drawings and the construction of the Base, Shell and Core and Improvements, which meetings shall be held at a location reasonably designated by Landlord. Tenant and/or its agents shall receive prior notice of, and shall attend, all such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to the parties.
4.3    Notice of Completion; Copy of Record Set of Plans. Within fifteen (15) days after completion of construction of the Improvements for each floor of the Premises, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 8182 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction with respect to each floor or Phase of the Premises, (i) Tenant shall cause the Architect and TI Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a CofO for such floor or Phase of the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.
SECTION 5

DELAYS OF COMMENCEMENT DATE
5.1    Commencement Date Delays. The Lease Commencement Date with respect to each floor of the Premises shall occur as provided in Section 2.1 of this Lease, provided that the Lease Commencement Date (but not the Lease Expiration Date) with respect to each floor of the Premises shall be extended by the number of days of delay of the "Substantial Completion of the Improvements" (as defined below) to the extent solely caused by a "Landlord Caused Delay," as

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that term is defined below, but only to the extent such Landlord Caused Delay causes the Substantial Completion of the Improvements to occur after the applicable Lease Commencement Date. As used herein, the term "Landlord Caused Delay" shall mean actual delays to the extent resulting from (i) the failure of Landlord to timely approve or disapprove any Construction Drawings; (ii) unreasonable (when judged in accordance with industry custom and practice) interference by Landlord, its agents or Landlord Parties (except as otherwise allowed by this Work Letter) with the Substantial Completion of the Improvements and which objectively preclude or delay the construction of the Improvements; (iii) delays due to the acts or failures to act of Landlord or Landlord Parties with respect to payment of the Improvement Allowance (except as otherwise allowed under this Work Letter); or (iv) delays in construction of the Improvements due to the failure of the Base, Shell and Core to be constructed by Landlord, its agents or Landlord Parties in accordance with the Base Building Plans and applicable Laws.
5.2    Determination of Landlord Caused Delay. If Tenant contends that a Landlord Caused Delay has occurred, Tenant shall notify Landlord in writing of (i) the event which constitutes such Landlord Caused Delay and (ii) the date upon which such Landlord Caused Delay is anticipated to end. If such actions, inaction or circumstance described in the Notice set forth in (i) above of this Section 5.2 of this Work Letter (the "Delay Notice") are not cured by Landlord within one (1) business day of Landlord's receipt of the Delay Notice and if such action, inaction or circumstance otherwise qualify as a Landlord Caused Delay, then a Landlord Caused Delay shall be deemed to have occurred commencing as of the date of Landlord's receipt of the Delay Notice and ending as of the date such delay ends.
5.3    Definition of Substantial Completion of the Improvements. For purposes of this Section 5, "Substantial Completion of the Improvements" shall mean completion of construction of the Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items.
SECTION 6

MISCELLANEOUS
6.1    Tenant's Representative. Tenant has designated George Kreitem as its sole representative with respect to the matters set forth in this Work Letter (whose e-mail address for the purposes of this Work Letter is gkreitem@salesforce.com (with a copy by email to wleung@salesforce.com)), who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.
6.2    Landlord's Representative. Landlord has designated Pete Back (whose e-mail address for the purposes of this Work Letter is pback@bostonproperties.com and phone number is (415) 772-0781) as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.
6.3    Time of the Essence in This Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

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6.4    Certain Tenant Lease Defaults. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, if Tenant is in monetary or material non-monetary default under the Lease beyond applicable notice and cure periods, then, in addition to all other rights and remedies granted to Landlord pursuant to the Lease, until cured, Landlord shall have the right to withhold payment of all or any portion of the Improvement Allowance (in which case, Landlord shall not be responsible for any delay in the Substantial Completion of the Improvements caused by such nonpayment of the Improvement Allowance).
6.5    Communications with Governmental Authorities. Upon Tenant's request, Landlord shall inform Tenant of the current status of any governmental approvals, actions, or permits needed for the construction of the Base, Shell, and Core.
6.6    Miscellaneous Charges. From and after the Final Condition Date, Landlord shall provide, and neither Tenant nor Tenant's Agents nor the contractor or subcontractors retained by Tenant to construct the Improvements, shall be charged for (i) standard security, freight elevators (during normal building hours), electricity, and/or, loading docks (during normal construction hours) or other similar costs with respect to the performance of the Improvements at any time during the construction of the Improvements, and Tenant's installation and Tenant's move into the Premises. Landlord shall make the loading docks and freight elevators available to Tenant after normal construction hours provided that Tenant shall pay any increased costs related to such after-hours use. Tenant must coordinate the use of loading docks and freight elevators with Landlord so as not to interfere with the schedule to complete the Base, Shell, and Core, including the Base Building Punch List Items.
6.7    Arbitration. All disputes under this Work Letter, excluding disputes regarding Section 1.9 of this Work Letter, shall be submitted to arbitration under the commercial arbitration rules of the Judicial Arbitration & Mediation Services, Inc. ("JAMS") (and Landlord and Tenant hereby submit to arbitration of such matter by JAMS and the determination of such arbitrator shall be final and binding upon both Landlord and Tenant).
6.8    Labor Harmony. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas.

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SCHEDULE 1
BASE BUILDING PLANS

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Doc # 721499

PROJECT MANUAL VOLUME I

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Division Number	Pages	Section	Title	Date Issued	Issue Name
DIVISION 1	91		General Conditions	10 Feb 2014	Issued for Bid Addendum #2
GENERAL	2	01 10 00	Summary	10 Feb 2014	Issued for Bid Addendum #2
REQUIREMENTS	1	01 11 10	Definitions	10 Feb 2014	Issued for Bid Addendum #2
	2	01 21 00	Allowances	10 Feb 2014	Issued for Bid Addendum #2
	1	01 22 00	Unit Prices	10 Feb 2014	Issued for Bid Addendum #2
	2	01 23 00	Alternates	10 Feb 2014	Issued for Bid Addendum #2
	2	01 25 10	Substitution Request Form	10 Feb 2014	Issued for Bid Addendum #2
	5	01 31 00	Project Management and Coordination	10 Feb 2014	Issued for Bid Addendum #2
	5	01 33 00	Submittal Procedures	10 Feb 2014	Issued for Bid Addendum #2
	7	01 40 00	Quality Requirements	10 Feb 2014	Issued for Bid Addendum #2
	14	01 42 00	References	10 Feb 2014	Issued for Bid Addendum #2
	9	01 45 00	Structural Testing, Inspection, and Quality Assurance	10 Feb 2014	Issued for Bid Addendum #2
	8	01 50 00	Temporary Facilities and Controls	10 Feb 2014	Issued for Bid Addendum #2
	3	01 51 00	Environmental Procedures	10 Feb 2014	Issued for Bid Addendum #2
	1	01 52 00	Emergency Response	10 Feb 2014	Issued for Bid Addendum #2
	5	01 60 00	Product Requirements	10 Feb 2014	Issued for Bid Addendum #2
	7	01 73 00	Execution	10 Feb 2014	Issued for Bid Addendum #2
	6	01 73 16	Construction Tolerance	10 Feb 2014	Issued for Bid Addendum #2
	5	01 74 19	Construction Waste Management and Disposal	10 Feb 2014	Issued for Bid Addendum #2
	3	01 77 00	Closeout Procedures	10 Feb 2014	Issued for Bid Addendum #2
	4	01 79 00	Demonstration and Training	10 Feb 2014	Issued for Bid Addendum #2
	11	01 81 13	Sustainable Design Requirements	10 Feb 2014	Issued for Bid Addendum #2
	4	01 91 13	General Commissioning Requirements	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 3	5	03 10 00	Concrete Forming and Accessories	10 Feb 2014	Issued for Bid Addendum #2
CONCRETE	4	03 20 00	Concrete Reinforcing	10 Feb 2014	Issued for Bid Addendum #2
	12	03 30 00	Cast-in-Place Concrete	10 Feb 2014	Issued for Bid Addendum #2
	8	03 33 12	Landscape Cast-in-Place Concrete	10 Feb 2014	Issued for Bid Addendum #2
	6	03 37 13	Shotcrete	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 4	11	04 22 00	Concrete Unit Masonry	10 Feb 2014	Issued for Bid Addendum #2
MASONRY	14	04 42 00	Exterior Stone Cladding	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 5	10	05 12 00	Structural Steel Framing	10 Feb 2014	Issued for Bid Addendum #2
METALS	6	05 31 00	Steel Decking	10 Feb 2014	Issued for Bid Addendum #2
	9	05 40 00	Cold-Formed Metal Framing	10 Feb 2014	Issued for Bid Addendum #2
	10	05 50 00	Metal Fabrications	10 Feb 2014	Issued for Bid Addendum #2
	9	05 51 13	Metal Stairs	10 Feb 2014	Issued for Bid Addendum #2
	7	05 52 13	Pipe Railings	10 Feb 2014	Issued for Bid Addendum #2
	6	05 53 13	Bar Gratings	10 Feb 2014	Issued for Bid Addendum #2
	5	05 60 00	Site Metal Fabrications	10 Feb 2014	Issued for Bid Addendum #2
	4	05 63 00	Stainless Steel Column Cladding	10 Feb 2014	Issued for Bid Addendum #2
	8	05 70 00	Decorative Metal	10 Feb 2014	Issued for Bid Addendum #2
	9	05 73 00	Decorative Metal Railings	10 Feb 2014	Issued for Bid Addendum #2

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DIVISION 6	5	06 06 60	Specialty Resin Panels	10 Feb 2014	Issued for Bid Addendum #2
WOOD,	6	06 10 00	Rough Carpentry	10 Feb 2014	Issued for Bid Addendum #2
PLASTICS, AND	3	06 16 00	Sheathing	10 Feb 2014	Issued for Bid Addendum #2
COMPOSITES	7	06 41 16	Plastic-Laminate-Faced Architectural Cabinets	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 7	4	07 12 00	Liquid Elastomeric Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
THERMAL AND	9	07 13 26	Below Grade Sheet Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
MOISTURE PROTECTION	8	07 14 13	Hot Fluid-Applied Rubberized Asphalt Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
	5	07 14 16	Cold Fluid-Applied Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
	5	07 16 10	Cementitious Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
Deleted	7	07 18 00	Traffic Coatings	10 Feb 2014	Issued for Bid Addendum #2
	4	07 19 19	Silicone Elastomeric Coating	10 Feb 2014	Issued for Bid Addendum #2
	3	07 19 23	Site Repellents	10 Feb 2014	Issued for Bid Addendum #2
	8	07 21 00	Thermal Insulation	10 Feb 2014	Issued for Bid Addendum #2
	6	07 27 26	Fluid-Applied Membrane Air Barriers	10 Feb 2014	Issued for Bid Addendum #2
	8	07 42 13.13	Formed Metal Wall Panels	10 Feb 2014	Issued for Bid Addendum #2
	7	07 42 13.14	Ribbed Metal Wall Panels	10 Feb 2014	Issued for Bid Addendum #2
	6	07 42 13.53	Metal Soffit Panels	10 Feb 2014	Issued for Bid Addendum #2
	11	07 52 16	Styrene-Butadiene-Styrene (SBS) Modified Bituminous Membrane Roofing	10 Feb 2014	Issued for Bid Addendum #2
	10	07 62 00	Sheet Metal Flashing and Trim	10 Feb 2014	Issued for Bid Addendum #2
	2	07 67 00	Elastomeric Flashing	10 Feb 2014	Issued for Bid Addendum #2
	7	07 72 00	Roof Accessories	10 Feb 2014	Issued for Bid Addendum #2
	6	07 81 00	Applied Fireproofing	10 Feb 2014	Issued for Bid Addendum #2
	8	07 84 13	Penetration Firestopping	10 Feb 2014	Issued for Bid Addendum #2
	6	07 84 46	Fire-Resistive Joint Systems	10 Feb 2014	Issued for Bid Addendum #2
	10	07 92 00	Joint Sealants	10 Feb 2014	Issued for Bid Addendum #2
	3	07 92 14	Site Sealants	10 Feb 2014	Issued for Bid Addendum #2
	4	07 95 00	Expansion Control	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 8	8	08 11 13	Hollow Metal Doors and Frames	10 Feb 2014	Issued for Bid Addendum #2
OPENINGS	8	08 11 14	Custom Stainless Steel Doors and Frames	10 Feb 2014	Issued for Bid Addendum #2
	7	08 14 16	Flush Wood Doors	10 Feb 2014	Issued for Bid Addendum #2
	5	08 31 13	Access Doors and Frames	10 Feb 2014	Issued for Bid Addendum #2
	6	08 33 23	Overhead Coiling Doors	10 Feb 2014	Issued for Bid Addendum #2
	5	08 33 26	Overhead Coiling Grilles	10 Feb 2014	Issued for Bid Addendum #2
	10	08 41 13	Aluminum-Framed Entrances and Storefronts	10 Feb 2014	Issued for Bid Addendum #2
	8	08 41 26	All-Glass Entrances and Storefronts	10 Feb 2014	Issued for Bid Addendum #2
	7	08 42 33	Revolving Door Entrances	10 Feb 2014	Issued for Bid Addendum #2
Deleted	9	08 43 00	Formed Stainless Steel Doors and Entrances	10 Feb 2014	Issued for Bid Addendum #2
	26	08 44 13	Glazed Aluminum Curtain Walls	10 Feb 2014	Issued for Bid Addendum #2
	51	08 71 00	Door Hardware	10 Feb 2014	Issued for Bid Addendum #2
	17	08 80 00	Glazing	10 Feb 2014	Issued for Bid Addendum #2
	4	08 83 00	Mirrors	10 Feb 2014	Issued for Bid Addendum #2
	6	08 91 19	Fixed Louvers	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 9	2	09 00 00	Mock-Up Rooms and Assemblies	10 Feb 2014	Issued for Bid Addendum #2
FINISHES	6	09 21 16.23	Gypsum Board Shaft Wall Assemblies	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

	6	09 22 16	Non-Structural Metal Framing	10 Feb 2014	Issued for Bid Addendum #2
	6	09 24 00	Portland Cement Plastering	10 Feb 2014	Issued for Bid Addendum #2
	8	09 29 00	Gypsum Board	10 Feb 2014	Issued for Bid Addendum #2
	9	09 30 00	Tiling	10 Feb 2014	Issued for Bid Addendum #2
	6	09 51 13	Acoustical Panel Ceilings	10 Feb 2014	Issued for Bid Addendum #2
	6	09 54 50	Metal Panel Ceilings	10 Feb 2014	Issued for Bid Addendum #2
	6	09 54 60	Seamless Sound Absorptive Acoustical Finish System	10 Feb 2014	Issued for Bid Addendum #2
	10	09 63 40	Stone Flooring	10 Feb 2014	Issued for Bid Addendum #2
	5	09 65 13	Resilient Base and Accessories	10 Feb 2014	Issued for Bid Addendum #2
	5	09 65 19	Resilient Tile Flooring	10 Feb 2014	Issued for Bid Addendum #2
	5	09 68 13	Tile Carpeting	10 Feb 2014	Issued for Bid Addendum #2
	11	09 69 00	Access Flooring	10 Feb 2014	Issued for Bid Addendum #2
	4	09 72 00	Wall Coverings	10 Feb 2014	Issued for Bid Addendum #2
	9	09 75 13	Interior Stone Paneling	10 Feb 2014	Issued for Bid Addendum #2
	4	09 80 00	High-Performance Architectural Coatings	10 Feb 2014	Issued for Bid Addendum #2
	6	09 91 13	Exterior Painting	10 Feb 2014	Issued for Bid Addendum #2
	8	09 91 23	Interior Painting	10 Feb 2014	Issued for Bid Addendum #2
	4	09 91 40	Concrete Sealer	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 10	5	10 14 00	Signage	10 Feb 2014	Issued for Bid Addendum #2
SPECIALTIES	215	10 14 01	Signage Message Schedule	10 Feb 2014	Issued for Bid Addendum #2
	1	10 14 02	Signage Color Schedule	10 Feb 2014	Issued for Bid Addendum #2
	8	10 14 03	Signage Materials Notes	10 Feb 2014	Issued for Bid Addendum #2
	3	10 14 43	Photoluminescent Egress Path Markings	10 Feb 2014	Issued for Bid Addendum #2
	4	10 21 13	Toilet Compartments	10 Feb 2014	Issued for Bid Addendum #2
	8	10 22 13	Wire Mesh Partitions	10 Feb 2014	Issued for Bid Addendum #2
	4	10 28 00	Toilet and Bath Accessories	10 Feb 2014	Issued for Bid Addendum #2
	5	10 44 00	Fire Protection Specialties	10 Feb 2014	Issued for Bid Addendum #2
	5	10 50 00	Metal Lockers	10 Feb 2014	Issued for Bid Addendum #2
	6	10 55 00	Postal Specialties	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 11	9	11 12 46	Electric Retractable Bollards	10 Feb 2014	Issued for Bid Addendum #2
EQUIPMENT	2	11 16 50	Dock Bumpers	10 Feb 2014	Issued for Bid Addendum #2
	12	11 24 00	Exterior Building Maintenance	10 Feb 2014	Issued for Bid Addendum #2
	8	11 24 01	Window Cleaners’ Suspended Access Platform	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 12	6	12 36 40	Stone Countertops	10 Feb 2014	Issued for Bid Addendum #2
FURNISHINGS	3	12 93 00	Site Furniture	10 Feb 2014	Issued for Bid Addendum #2
	3	12 93 10	Lighting Pylon	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 14	26	14 21 00	Electric Elevators	10 Feb 2014	Issued for Bid Addendum #2
CONVEYING	8	14 21 10	Elevator Cars and Entrances	10 Feb 2014	Issued for Bid Addendum #2
SYSTEMS

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

PROJECT MANUAL VOLUME 2

DIVISION NUMBER    PAGES    SECTION    TITLE    DATE ISSUED    ISSUE NAME

DIVISION 21	20	21 00 10	General Requirements	10 Feb 2014	Issued for Bid Addendum #2
FIRE	5	21 00 20	Fire Suppression Scope of Work	10 Feb 2014	Issued for Bid Addendum #2
SUPPRESSION	1	21 05 07	Design Conditions	10 Feb 2014	Issued for Bid Addendum #2
	5	21 05 13	Motor Requirements for Fire Suppression Equipment	10 Feb 2014	Issued for Bid Addendum #2
	5	21 05 48	Vibration and Seismic Controls for Fire Suppression Piping and Equipment	10 Feb 2014	Issued for Bid Addendum #2
	3	21 05 50	Access Doors and Color-Coded Identification in General Construction	10 Feb 2014	Issued for Bid Addendum #2
	4	21 05 93	Testing	10 Feb 2014	Issued for Bid Addendum #2
Deleted	4	21 07 00	Fire Suppression System Insulation	10 Feb 2014	Issued for Bid Addendum #2
	3	21 11 00	Connections to Utilities	10 Feb 2014	Issued for Bid Addendum #2
	12	21 12 00	Fire Suppression Standpipe Systems	10 Feb 2014	Issued for Bid Addendum #2
	12	21 13 00	Fire Suppression Sprinkler Systems	10 Feb 2014	Issued for Bid Addendum #2
	7	21 30 00	Fire Pumps and Controllers	10 Feb 2014	Issued for Bid Addendum #2
	3	21 41 00	Fire Suppression Water Storage Tank	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 22	20	22 00 10	General Requirements	10 Feb 2014	Issued for Bid Addendum #2
PLUMBING	5	22 00 20	Plumbing Scope of Work	10 Feb 2014	Issued for Bid Addendum #2
	4	22 00 30	Connections to Utilities	10 Feb 2014	Issued for Bid Addendum #2
	1	22 05 07	Design Conditions	10 Feb 2014	Issued for Bid Addendum #2
	9	22 05 13	Motor Requirements for Plumbing Equipment	10 Feb 2014	Issued for Bid Addendum #2
	6	22 05 48	Vibration Isolation	10 Feb 2014	Issued for Bid Addendum #2
	3	22 05 50	Access Doors and Color-Coded Identification in General Construction	10 Feb 2014	Issued for Bid Addendum #2
	4	22 05 93	Testing, Balancing, and Adjusting	10 Feb 2014	Issued for Bid Addendum #2
	5	22 07 00	Thermal Insulation	10 Feb 2014	Issued for Bid Addendum #2
	12	22 10 00	Domestic Water Systems	10 Feb 2014	Issued for Bid Addendum #2
	12	22 11 30	Recycled Water Systems	10 Feb 2014	Issued for Bid Addendum #2
	3	22 12 00	Potable Water Storage Tanks	10 Feb 2014	Issued for Bid Addendum #2
	5	22 13 00	Sewage and Drainage System	10 Feb 2014	Issued for Bid Addendum #2
	9	22 13 26	Facility Fuel Systems	10 Feb 2014	Issued for Bid Addendum #2
	9	22 21 23	Pumps	10 Feb 2014	Issued for Bid Addendum #2
	4	22 30 00	Plumbing Equipment	10 Feb 2014	Issued for Bid Addendum #2
	7	22 40 00	Clean-outs, Drains, and Plumbing Fixtures	10 Feb 2014	Issued for Bid Addendum #2
	4	22 63 13	Natural Gas Systems	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 23	20	23 00 10	General Requirements	10 Feb 2014	Issued for Bid Addendum #2
HEATING,	10	23 00 20	HVAC Scope of Work	10 Feb 2014	Issued for Bid Addendum #2
VENTILATING,	2	23 05 07	Design Conditions	10 Feb 2014	Issued for Bid Addendum #2
AND AIR-	9	23 05 13	Motor Requirements for HVAC Equipment	10 Feb 2014	Issued for Bid Addendum #2
CONDITIONING	7	23 05 30	Miscellaneous Equipment	10 Feb 2014	Issued for Bid Addendum #2
(HVAC)	9	23 05 48	Vibration Isolation	10 Feb 2014	Issued for Bid Addendum #2
	3	23 05 50	Access Doors and Color Coded Identification in General Construction	10 Feb 2014	Issued for Bid Addendum #2
	9	23 05 93	Testing, Balancing, and Adjusting	10 Feb 2014	Issued for Bid Addendum #2
	8	23 07 00	Thermal Insulation	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

	10	23 08 00	Mechanical Systems Commissioning Requirements	10 Feb 2014	Issued for Bid Addendum #2
	2	23 08 31	CA Title 24 Energy Standards HVAC Acceptance Testing	10 Feb 2014	Issued for Bid Addendum #2
	17	23 21 13	Pipes, Valves, Fittings, and Accessories	10 Feb 2014	Issued for Bid Addendum #2
	5	23 21 23	Pumps	10 Feb 2014	Issued for Bid Addendum #2
	8	23 25 00	Water Treatment Systems	10 Feb 2014	Issued for Bid Addendum #2
	14	23 31 00	Ductwork and Sheet Metal	10 Feb 2014	Issued for Bid Addendum #2
	4	23 33 19	Sound Absorbing Sections	10 Feb 2014	Issued for Bid Addendum #2
	10	23 34 00	Exhaust and Ventilating Fans	10 Feb 2014	Issued for Bid Addendum #2
	11	23 36 00	Air Terminal Units	10 Feb 2014	Issued for Bid Addendum #2
	11	23 37 00	Air Distribution Equipment	10 Feb 2014	Issued for Bid Addendum #2
	4	23 40 00	Air Filtering	10 Feb 2014	Issued for Bid Addendum #2
	3	23 41 00	Tanks and Vessels	10 Feb 2014	Issued for Bid Addendum #2
	6	23 52 16	Condensing Boilers	10 Feb 2014	Issued for Bid Addendum #2
	4	23 57 19	Liquid-to-Liquid Heat Exchangers for HVAC	10 Feb 2014	Issued for Bid Addendum #2
	11	23 64 16	Centrifugal Water Chilling Units	10 Feb 2014	Issued for Bid Addendum #2
	7	23 65 13	Factory Assembled Cooling Towers	10 Feb 2014	Issued for Bid Addendum #2
	9	23 73 23	Custom Factory-Built Air Handling Units	10 Feb 2014	Issued for Bid Addendum #2
	11	23 73 63	Custom Factory-Built Tri-Path Multi-Zone Air Handling Units	10 Feb 2014	Issued for Bid Addendum #2
	6	23 81 21	Computer Room DX Air Cooled Air Handling Units	10 Feb 2014	Issued for Bid Addendum #2
	6	23 81 25	Computer Room Chilled Water Air Handling Units	10 Feb 2014	Issued for Bid Addendum #2
	6	23 82 19	Factory-Built Fan Coil Units	10 Feb 2014	Issued for Bid Addendum #2
	8	23 83 05	Radiant Hydronic Systems	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 25	5	25 01 00	BMCS Scope of Work	10 Feb 2014	Issued for Bid Addendum #2
BUILDING	19	25 05 00	BMCS General Requirements	10 Feb 2014	Issued for Bid Addendum #2
MANAGEMENT	6	25 06 00	BMCS Documentation	10 Feb 2014	Issued for Bid Addendum #2
AND CONTROL	7	25 07 00	BMCS Testing and Inspections	10 Feb 2014	Issued for Bid Addendum #2
SYSTEM	7	25 08 00	BMCS Commissioning Requirements	10 Feb 2014	Issued for Bid Addendum #2
	6	25 11 00	BMCS Networks and Workstations	10 Feb 2014	Issued for Bid Addendum #2
	12	25 14 00	BMCS Controllers	10 Feb 2014	Issued for Bid Addendum #2
	13	25 15 00	BMCS Software	10 Feb 2014	Issued for Bid Addendum #2
	6	25 16 00	BMCS Software Interfaces	10 Feb 2014	Issued for Bid Addendum #2
	4	25 30 10	BMCS Field Devices – Electrical	10 Feb 2014	Issued for Bid Addendum #2
	10	25 30 20	BMCS Field Devices - Air	10 Feb 2014	Issued for Bid Addendum #2
	3	25 30 30	BMCS Field Devices – Water	10 Feb 2014	Issued for Bid Addendum #2
	6	25 35 19	BMCS Valves	10 Feb 2014	Issued for Bid Addendum #2
	5	25 35 23	BMCS Dampers	10 Feb 2014	Issued for Bid Addendum #2
	126	25 80 00	BMCS Schedules, Diagrams, and Sequences	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 26	20	26 00 10	General Requirements	10 Feb 2014	Issued for Bid Addendum #2
ELECTRICAL	6	26 00 20	Scope of Work	10 Feb 2014	Issued for Bid Addendum #2
	2	26 05 11	Electrical Service	10 Feb 2014	Issued for Bid Addendum #2
	7	26 05 19	Electrical Conductors - 600 Volts	10 Feb 2014	Issued for Bid Addendum #2
	3	26 05 23	Motor and Control Wiring Systems	10 Feb 2014	Issued for Bid Addendum #2
	5	26 05 26	Grounding and Bonding	10 Feb 2014	Issued for Bid Addendum #2
	7	26 05 33	Raceways and Boxes	10 Feb 2014	Issued for Bid Addendum #2
	4	26 05 43	Underground Ducts and Raceways	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

	3	26 05 48	Vibration and Seismic Controls	10 Feb 2014	Issued for Bid Addendum #2
	3	26 05 50	Access Doors and Color Coded Identification	10 Feb 2014	Issued for Bid Addendum #2
	5	26 05 73	Electrical Power System Study	10 Feb 2014	Issued for Bid Addendum #2
	190	26 06 51	Lighting Fixture Schedule	10 Feb 2014	Issued for Bid Addendum #2
	7	26 08 00	Electrical Systems Commissioning Requirements	10 Feb 2014	Issued for Bid Addendum #2
	4	26 08 13	Testing	10 Feb 2014	Issued for Bid Addendum #2
	3	26 09 50	Sub-Metering Systems	10 Feb 2014	Issued for Bid Addendum #2
	3	26 09 60	Lighting Controls Systems Integration	10 Feb 2014	Issued for Bid Addendum #2
	4	26 22 13	Low-Voltage Dry-Type Distribution Transformers	10 Feb 2014	Issued for Bid Addendum #2
	5	26 22 14	Harmonic Mitigating Transformers (HMT)	10 Feb 2014	Issued for Bid Addendum #2
	7	26 24 13	Switchboards - 600 Volts	10 Feb 2014	Issued for Bid Addendum #2
	4	26 24 16	Panelboards	10 Feb 2014	Issued for Bid Addendum #2
	8	26 25 00	Busways	10 Feb 2014	Issued for Bid Addendum #2
	4	26 27 26	Wiring Devices	10 Feb 2014	Issued for Bid Addendum #2
	2	26 28 13	Fuses	10 Feb 2014	Issued for Bid Addendum #2
	3	26 28 16	Enclosed Switches and Circuit Breakers	10 Feb 2014	Issued for Bid Addendum #2
	4	26 29 13	Enclosed Controllers	10 Feb 2014	Issued for Bid Addendum #2
	9	26 32 13	Engine Generators	10 Feb 2014	Issued for Bid Addendum #2
	4	26 32 15	Natural Gas Microturbines	10 Feb 2014	Issued for Bid Addendum #2
	5	26 36 23	Automatic Transfer Switches	10 Feb 2014	Issued for Bid Addendum #2
	2	26 41 13	Lightning Protection Systems	10 Feb 2014	Issued for Bid Addendum #2
	5	26 43 13	Surge Protective Devices for Low-Voltage Electrical Power Circuits	10 Feb 2014	Issued for Bid Addendum #2
	15	26 50 10	Architectural Lighting Fixtures, Lamps, Ballasts	10 Feb 2014	Issued for Bid Addendum #2
	4	26 51 13	Lighting Fixtures and Lamps	10 Feb 2014	Issued for Bid Addendum #2
	2	26 55 13	Architectural Lighting Fixtures	10 Feb 2014	Issued for Bid Addendum #2
	2	26 70 00	Telecommunication System	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 28	59	28 13 00	Security Management System (SMS)	10 Feb 2014	Issued for Bid Addendum #2
ELECTRONIC	16	28 31 10	FDAC General Requirements	10 Feb 2014	Issued for Bid Addendum #2
SAFETY AND	4	28 31 20	FDAC Scope of Work	10 Feb 2014	Issued for Bid Addendum #2
SECURITY	21	28 31 30	Fire Detection, Alarm and Communication (FDAC) Systems	10 Feb 2014	Issued for Bid Addendum #2
	2	28 31 40	FDAC Testing	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 31	9	31 00 00	Earthwork	10 Feb 2014	Issued for Bid Addendum #2
EARTHWORK	1	31 23 00	Excavation and Fill	10 Feb 2014	Issued for Bid Addendum #2
	7	31 23 19	Dewatering	10 Feb 2014	Issued for Bid Addendum #2
	1	31 23 33	Trenching and Backfilling	10 Feb 2014	Issued for Bid Addendum #2
	10	31 50 00	Excavation Support System	10 Feb 2014	Issued for Bid Addendum #2
DELETED	7	31 63 29	Drilled Concrete Shafts	10 Feb 2014	Issued for Bid Addendum #2
	8	31 63 33	Drilled Micropiles	10 Feb 2014	Issued for Bid Addendum #2
	7	31 66 16	Load Bearing Elements	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 32	5	32 01 90	Landscape Maintenance Period	10 Feb 2014	Issued for Bid Addendum #2
EXTERIOR IMPROVEMENTS	1	32 05 23	Cement and Concrete for Exterior Improvements	10 Feb 2014	Issued for Bid Addendum #2
	1	32 11 00	Base Courses	10 Feb 2014	Issued for Bid Addendum #2
	3	32 11 23	Landscape Aggregate Base Course	10 Feb 2014	Issued for Bid Addendum #2
	1	32 12 00	Flexible Paving	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

	5	32 14 40	Sand-Set Stone Paving	10 Feb 2014	Issued for Bid Addendum #2
	1	32 16 13	Concrete Curbs and Gutters	10 Feb 2014	Issued for Bid Addendum #2
	3	32 17 13	Parking Accessories	10 Feb 2014	Issued for Bid Addendum #2
	3	32 17 23	Pavement Markings	10 Feb 2014	Issued for Bid Addendum #2
	4	32 34 10	Geosynthetic Fill	10 Feb 2014	Issued for Bid Addendum #2
	7	32 84 00	Planting Irrigation	10 Feb 2014	Issued for Bid Addendum #2
	6	32 91 13	Planting Soil Preparation	10 Feb 2014	Issued for Bid Addendum #2
	3	32 91 30	Planting Area Finish Grading	10 Feb 2014	Issued for Bid Addendum #2
	6	32 92 10	Contract Growing and Maintenance	10 Feb 2014	Issued for Bid Addendum #2
	5	32 93 00	Planting Materials	10 Feb 2014	Issued for Bid Addendum #2
	12	32 94 53	Modular Suspended Pavement System	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 33	1	33 05 13	Manhole Grade Adjustment	10 Feb 2014	Issued for Bid Addendum #2
UTILITIES	1	33 05 16	Utility Structures	10 Feb 2014	Issued for Bid Addendum #2
	1	33 10 00	Water Utilities	10 Feb 2014	Issued for Bid Addendum #2
	1	33 30 00	Sanitary Sewer Utilities	10 Feb 2014	Issued for Bid Addendum #2
	4	33 41 19	Landscape Drainage	10 Feb 2014	Issued for Bid Addendum #2

DIVISION 34	6	34 14 13	Aerial Tramway	10 Feb 2014	Issued for Bid Addendum #2
TRANSPORTATION	9	34 14 14	Aerial Tramway Ropeway Equipment	10 Feb 2014	Issued for Bid Addendum #2
	14	34 14 15	Aerial Tramway Electrical	10 Feb 2014	Issued for Bid Addendum #2
	7	34 14 16	Aerial Tramway Maintenance Requirements	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

DRAWINGS

ISSUE NO	SHEET NO.	SHEET TITLE	DATE ISSUED	ISSUE NAME

ARCHITECTURAL

8	A00.00	Cover Sheet	10 Feb 2014	Issued for Bid Addendum #2

CIVIL

6	C0.00	Title Sheet	10 Feb 2014	Issued for Bid Addendum #2
6	C0.10	Note Sheet	10 Feb 2014	Issued for Bid Addendum #2
6	C1.00	Existing Conditions Plan (West)	10 Feb 2014	Issued for Bid Addendum #2
6	C1.10	Existing Conditions Plan (East)	10 Feb 2014	Issued for Bid Addendum #2
6	C2.00	Demolition Plan (West)	10 Feb 2014	Issued for Bid Addendum #2
6	C2.10	Demolition Plan (East)	10 Feb 2014	Issued for Bid Addendum #2
6	C2.20	Demolition Plan Schedule	10 Feb 2014	Issued for Bid Addendum #2
6	C3.00	Horizontal Control Plan	10 Feb 2014	Issued for Bid Addendum #2
6	C3.10	Horizontal Control Plan	10 Feb 2014	Issued for Bid Addendum #2
6	C4.00	Grading Plan (West)	10 Feb 2014	Issued for Bid Addendum #2
6	C4.10	Grading Plan (East)	10 Feb 2014	Issued for Bid Addendum #2
6	C5.00	Utility Plan (West)	10 Feb 2014	Issued for Bid Addendum #2
6	C5.10	Utility Plan (East)	10 Feb 2014	Issued for Bid Addendum #2
6	C5.20	Utility Schedule	10 Feb 2014	Issued for Bid Addendum #2
6	C6.00	Sections	10 Feb 2014	Issued for Bid Addendum #2
1	C6.10	Sections	10 Feb 2014	Issued for Bid Addendum #2
1	C6.20	Longitudinal Sidewalk Sections	10 Feb 2014	Issued for Bid Addendum #2
6	C7.00	Erosion Control Plan	10 Feb 2014	Issued for Bid Addendum #2
6	C7.10	Erosion Control Notes and Details	10 Feb 2014	Issued for Bid Addendum #2
6	C8.00	Civil Details	10 Feb 2014	Issued for Bid Addendum #2
6	C8.10	Civil Details	10 Feb 2014	Issued for Bid Addendum #2
6	C8.20	Civil Details	10 Feb 2014	Issued for Bid Addendum #2
6	C8.30	Civil Details	10 Feb 2014	Issued for Bid Addendum #2
6	C8.40	Civil Details	10 Feb 2014	Issued for Bid Addendum #2
6	C8.50	Civil Details	10 Feb 2014	Issued for Bid Addendum #2
6	C8.60	Civil Details	10 Feb 2014	Issued for Bid Addendum #2

6	SL1	Street Lighting Title Sheet	10 Feb 2014	Issued for Bid Addendum #2
6	SL2	Street Lighting Site Plan	10 Feb 2014	Issued for Bid Addendum #2

LANDSCAPING

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

1	L00.00	Drawing Index and Notes	10 Feb 2014	Issued for Bid Addendum #2
1	L00.01	Drawing Index and Notes	10 Feb 2014	Issued for Bid Addendum #2
1	L00.02	Drawing Index and Notes	10 Feb 2014	Issued for Bid Addendum #2
1	L01.01	Ground Level Zone 1 Area Site Plan (ID Plan)	10 Feb 2014	Issued for Bid Addendum #2
1	L01.02	Ground Level Zone 2 Site Plan (ID Plan)	10 Feb 2014	Issued for Bid Addendum #2
1	L01.03	Fifth Level Zone 3 Area Site Plan (ID Plan)	10 Feb 2014	Issued for Bid Addendum #2
1	L02.01	Ground Level Zone 1 Construction Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L02.02	Ground Level Zone 2 Construction Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L02.03	Fifth Level Zone 3 Construction Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L03.01	Ground Level Zone 1 Layout Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L03.02	Ground Level Zone 2 Layout Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L03.03	Fifth Level Zone 3 Layout Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L03.04	Layout & Construction Plan Enlargements	10 Feb 2014	Issued for Bid Addendum #2
1	L04.01	Ground Level Zone 1 Subslab Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L04.02	Ground Level Zone 2 Subslab Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L05.01	Ground Level Zone 1 Grading & Drainage Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L05.02	Ground Level Zone 2 Grading and Drainage Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L05.03	Fifth Level Zone 3 Grading and Drainage Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L06.02	Ground Level Zone 2 Piping Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L06.03	Fifth Level Zone 3 Piping Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L07.02	Ground Level Zone 2 Lightweight Fill Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L08.02	Ground Level Zone 2 Soil Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L08.03	Fifth Level Zone 3 Soil Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L09.01	Ground Level Zone 1 Irrigation Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L09.02	Ground Level Zone 2 Irrigation Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L09.03	Fifth Level Zone 3 Irrigation Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L09.04	Irrigation Notes and Legend	10 Feb 2014	Issued for Bid Addendum #2
1	L09.05	Irrigation Details	10 Feb 2014	Issued for Bid Addendum #2
1	L10.02	Ground Level Zone 2 Planting Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L10.03	Fifth Level Zone 3 Planting Plan	10 Feb 2014	Issued for Bid Addendum #2
1	L11.10	Sections	10 Feb 2014	Issued for Bid Addendum #2
1	L11.11	Sections	10 Feb 2014	Issued for Bid Addendum #2
1	L11.12	Sections	10 Feb 2014	Issued for Bid Addendum #2
1	L11.13	Sections	10 Feb 2014	Issued for Bid Addendum #2
1	L11.20	Granite Paving Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.21	Granite Paving Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.22	Granite Paving Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.23	Granite Paving Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.40	Site Metals Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.41	Site Metals Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.42	Site Metal Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.50	Stainless Steel Planter Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.80	Site Furnishings Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.81	Site Furnishings Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.90	Lighting Pylon Details	10 Feb 2014	Issued for Bid Addendum #2
1	L11.91	Lighting Pylon Details	10 Feb 2014	Issued for Bid Addendum #2

ARCHITECTURAL

6	A01.01	Code Analysis	10 Feb 2014	Issued for Bid Addendum #2
9	A01.02	General Information	10 Feb 2014	Issued for Bid Addendum #2
3	A01.03	Conditions of Approval	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

4	A01.04	Mission Square Easement Agreement	10 Feb 2014	Issued for Bid Addendum #2
4	A01.05	Mission Square Easement Agreement	10 Feb 2014	Issued for Bid Addendum #2
4	A01.06	Mission Square Easement Agreement	10 Feb 2014	Issued for Bid Addendum #2
2	A01.07	LEED Checklist	10 Feb 2014	Issued for Bid Addendum #2
4	A01.08	Pedestrian Bridge AB 005	10 Feb 2014	Issued for Bid Addendum #2
2	A01.09	Rescue Air AB 005	10 Feb 2014	Issued for Bid Addendum #2
3	A01.10	Fire Water Calculations	10 Feb 2014	Issued for Bid Addendum #2
2	A01.11	Cladding Pressure Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A01.12	Cladding Pressure Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A01.13	Fire Safety Details	10 Feb 2014	Issued for Bid Addendum #2
2	A01.14	Fire Safety Details	10 Feb 2014	Issued for Bid Addendum #2
1	A01.15	Horizontal Fin Pressure Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A12.01	Smoke Control Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A12.02	Smoke Control Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A12.03	Smoke Control Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A12.04	Smoke Control Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A12.05	Smoke Control Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A12.06	Smoke Control Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A12.07	Smoke Control Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A13.01	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.02	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.03	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.04	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.05	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.06	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.07	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.08	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.09	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.10	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.11	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.12	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.13	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.14	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.15	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.16	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.17	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.18	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.19	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A13.20	Egress and Rating Diagrams	10 Feb 2014	Issued for Bid Addendum #2
2	A14.21	Building Energy Analysis ENV-1C	10 Feb 2014	Issued for Bid Addendum #2
2	A14.22	Building Energy Analysis ENV-1C	10 Feb 2014	Issued for Bid Addendum #2
8	A20.01	Site Plan Level 1	10 Feb 2014	Issued for Bid Addendum #2
3	A20.05	Site Plan Level 5	10 Feb 2014	Issued for Bid Addendum #2
3	A20.10	Gondola Lift Plan and Profile	10 Feb 2014	Issued for Bid Addendum #2
2	A21.01	Enlarged Site Plans Gondola	10 Feb 2014	Issued for Bid Addendum #2
2	A21.02	Enlarged Site Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A21.03	Enlarged Garage Entry Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A21.05	Pedestrian Bridge Plan and Underside RCP	10 Feb 2014	Issued for Bid Addendum #2
2	A21.06	Pedestrian Bridge Canopy Plan and RCP	10 Feb 2014	Issued for Bid Addendum #2
2	A21.10	Pedestrian Bridge Details	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A22.01	Gondola Lift Plan and Profile	10 Feb 2014	Issued for Bid Addendum #2
2	A22.10	Site Details	10 Feb 2014	Issued for Bid Addendum #2
2	A22.11	Site Details	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	A22.12	Site Details Gondola	10 Feb 2014	Issued for Bid Addendum #2
1	A22.13	Site Details Gondola	10 Feb 2014	Issued for Bid Addendum #2
1	A22.14	Site Details	10 Feb 2014	Issued for Bid Addendum #2
2	A23.01	Waterproofing Details	10 Feb 2014	Issued for Bid Addendum #2
2	A23.02	Below Grade Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
2	A23.03	Below Grade Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
2	A23.04	Below Grade Waterproofing	10 Feb 2014	Issued for Bid Addendum #2
7	A30.P3	Level P3 Plan	10 Feb 2014	Issued for Bid Addendum #2
8	A30.P2	Level P2 Plan	10 Feb 2014	Issued for Bid Addendum #2
7	A30.P1	Level P1 Plan	10 Feb 2014	Issued for Bid Addendum #2
8	A30.01	Level 01 Plan	10 Feb 2014	Issued for Bid Addendum #2
6	A30.02	Level 02 Plan	10 Feb 2014	Issued for Bid Addendum #2
6	A30.03	Level 03 Plan	10 Feb 2014	Issued for Bid Addendum #2
6	A30.04	Level 04 Plan	10 Feb 2014	Issued for Bid Addendum #2
7	A30.05	Level 05 Plan	10 Feb 2014	Issued for Bid Addendum #2
6	A30.06	Level 06 Plan	10 Feb 2014	Issued for Bid Addendum #2
1	A30.07	Level 07-14 Plan	10 Feb 2014	Issued for Bid Addendum #2
1	A30.15	Level 15 Plan	10 Feb 2014	Issued for Bid Addendum #2
6	A30.16	Level 16 Plan	10 Feb 2014	Issued for Bid Addendum #2
6	A30.17	Level 17 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.18	Level 18 Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A30.19	Level 19-26 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.27	Level 27 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.28	Level 28 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.29	Level 29 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.30	Level 30 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.31	Level 31 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.32	Level 32 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.33	Level 33 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.34	Level 34 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.35	Level 35 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.36	Level 36 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.37	Level 37 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.38	Level 38 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.39	Level 39 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.40	Level 40 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.41	Level 41 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.42	Level 42 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.43	Level 43 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.44	Level 44 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.45	Level 45 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.46	Level 46 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.47	Level 47 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.48	Level 48 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.49	Level 49 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.50	Level 50 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.51	Level 51 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.52	Level 52 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.53	Level 53 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.54	Level 54 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.55	Level 55 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.56	Level 56 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.57	Level 57 Plan	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

5	A30.58	Level 58 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.59	Level 59 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.60	Level 60 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.61	Level 61 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.62	Level 62 Plan	10 Feb 2014	Issued for Bid Addendum #2
5	A30.63	Level 63 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A30.64	Penthouse Roof Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A30.65	Maintenance Walkway 1	10 Feb 2014	Issued for Bid Addendum #2
2	A30.66	Maintenance Walkway 2	10 Feb 2014	Issued for Bid Addendum #2
2	A30.67	Maintenance Walkway 3	10 Feb 2014	Issued for Bid Addendum #2
2	A30.68	Maintenance Walkway 4	10 Feb 2014	Issued for Bid Addendum #2
2	A30.69	Composite Roof Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.P3	Level P3 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.P2	Level P2 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.P1	Level P1 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.01	Level 01 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.02	Level 02 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.03	Level 03 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.04	Level 04 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.05	Level 05 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.06	Level 06-14 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.15	Level 15 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.16	Level 16 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.17	Level 17 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.18	Level 18 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.19	Level 19-30 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.31	Level 31 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.32	Level 32 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.33	Level 33 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.34	Level 34 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.35	Level 35 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.36	Level 36 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.37	Level 37-46 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.47	Level 47 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.48	Level 48 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.49	Level 49 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.50	Level 50 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.51	Level 51-56 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.57	Level 57-60 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.61	Level 61 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.62	Level 62 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A31.63	Level 63 Enlarged Core Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A31.71	Level P1 Stair Transfer and Garage Exhaust Transfer	10 Feb 2014	Issued for Bid Addendum #2
2	A31.72	Enlarged Electrical Vault Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A31.73	Enlarged Switchgear Room Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A31.74	Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A31.75	Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A32.P1	Level P1 Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A32.01	Level 1 Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A32.02	Level 2 Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A32.03	Level 3 Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A32.05	Level 5 Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.P3	Level P3 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

3	A33.P2	Level P2 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.P1	Level P1 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.01	Level 01 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.02	Level 02 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.03	Level 03 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.04	Level 04 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.05	Level 05 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.06	Level 06 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.07	Level 07-14 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.15	Level 15 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.16	Level 16 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.17	Level 17 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.18	Level 18-26 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.27	Level 27 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.28	Level 28 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.29	Level 29 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.30	Level 30 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.31	Level 31 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.32	Level 32 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.33	Level 33 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.34	Level 34 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.35	Level 35 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.36	Level 36 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.37	Level 37 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.38	Level 38 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.39	Level 39 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.40	Level 40 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.41	Level 41 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.42	Level 42 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.43	Level 43 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.44	Level 44 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.45	Level 45 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.46	Level 46 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.47	Level 47 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.48	Level 48 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.49	Level 49 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.50	Level 50 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.51	Level 51 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.52	Level 52 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.53	Level 53 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.54	Level 54 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.55	Level 55 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.56	Level 56 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.57	Level 57 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.58	Level 58 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.59	Level 59 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.60	Level 60 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.61	Level 61 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.62	Level 62 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.63	Level 63 Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
3	A33.64	Penthouse Roof Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
1	A33.68	Composite Slab Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A34.01	Enlarged Lobby and Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	A34.02	Enlarged Public Lobby and Reflective Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A34.03	Enlarged Elevator Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A34.04	Enlarged Elevator Lobby Reflected Ceiling Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A34.05	Enlarged Elevator Lobby and Reflected Ceiling Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A34.06	Enlarged Garage Elev. and Lobby Ref. Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A34.07	Enlarged Garage Elevator Lobby	10 Feb 2014	Issued for Bid Addendum #2
2	A34.08	Mail Room Plan, Elevations and Details	10 Feb 2014	Issued for Bid Addendum #2
2	A35.01	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.02	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.03	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.04	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.05	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.06	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.07	Enlarged Toilet Rooms	10 Feb 2014	Issued for Bid Addendum #2
2	A35.08	Enlarged Toilet Room Finish Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.09	Enlarged Toilet Room Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.10	Enlarged Toilet Rooms & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A35.11	Enlarged Locker Rooms & Showers	10 Feb 2014	Issued for Bid Addendum #2
1	A35.12	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
1	A35.13	Enlarged Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
1	A35.14	Alternate Toilet Room & Reflected Ceiling Plan	10 Feb 2014	Issued for Bid Addendum #2
2	A36.01	Multi-Tenant Corridor and Lobby Plan, RCP and Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A36.02	Multi-Tenant Corridor and Lobby Plan, RCP and Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A36.03	Multi-Tenant Corridor and Lobby Plan, RCP and Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A36.04	Multi-Tenant Corridor and Lobby Plan, RCP and Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A36.05	Multi-Tenant Corridor and Lobby Plan, RCP and Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A36.06	Multi-Tenant Corridor and Lobby Plan, RCP and Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A36.11	Multi-Tenant Elevator Lobby Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A36.12	Multi-Tenant Elevator Lobby Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
1	A36.21	Multi-Tenant Corridor and Elevator	10 Feb 2014	Issued for Bid Addendum #2
1	A36.22	Multi-Tenant Column Cover Details and Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
6	A40.01	Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
6	A40.02	Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.11	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.12	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.13	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.14	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.15	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.16	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.17	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.18	Enlarged Building Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.19	Enlarged Building Corner Elevations	10 Feb 2014	Issued for Bid Addendum #2
1	A40.20	Enlarged Building Corner Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A40.21	Enlarged Tower Top Typical Curtain Wall Elevation	10 Feb 2014	Issued for Bid Addendum #2
2	A40.22	Enlarged Tower Top Core Elevation	10 Feb 2014	Issued for Bid Addendum #2
2	A40.23	Enlarged Tower Top Core Elevation	10 Feb 2014	Issued for Bid Addendum #2
2	A40.24	Enlarged Tower Top Core Elevation	10 Feb 2014	Issued for Bid Addendum #2
2	A40.25	Enlarged Tower Top Core Elevation	10 Feb 2014	Issued for Bid Addendum #2
2	A40.31	Generator Exhaust Details	10 Feb 2014	Issued for Bid Addendum #2
2	A40.32	Enlarged Details Generator Exhaust	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A40.33	Plan Details Column Enclosure L6-26	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A40.34	Plan Details Column Enclosure L27-44	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A40.35	Plan Details Column Enclosure L60	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	A40.41	Garage Entry Elevations North and South	10 Feb 2014	Issued for Bid Addendum #2
2	A40.42	Garage Entry Elevations	10 Feb 2014	Issued for Bid Addendum #2
6	A50.01	Tower Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A50.11	Garage Section	10 Feb 2014	Issued for Bid Addendum #2
2	A50.12	Garage Section	10 Feb 2014	Issued for Bid Addendum #2
2	A50.13	Garage Section	10 Feb 2014	Issued for Bid Addendum #2
2	A50.14	Garage Section	10 Feb 2014	Issued for Bid Addendum #2
2	A50.15	Garage Section	10 Feb 2014	Issued for Bid Addendum #2
2	A50.16	Garage Section	10 Feb 2014	Issued for Bid Addendum #2
1	A50.17	Garage Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A50.21	Electrical Vault Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A50.25	Penthouse Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A50.26	Penthouse Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.01	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.02	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.03	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.04	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.05	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.06	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.07	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.08	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.09	Foundation Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A52.10	Garage Exhaust Transfer Section	10 Feb 2014	Issued for Bid Addendum #2
2	A53.01	Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A53.02	Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A53.03	Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A53.04	Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A53.05	Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A53.06	Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A53.07	Section Detail Gondola	10 Feb 2014	Issued for Bid Addendum #2
2	A54.10	Slab Edge Details	10 Feb 2014	Issued for Bid Addendum #2
2	A54.11	Slab Edge Details	10 Feb 2014	Issued for Bid Addendum #2
2	A54.12	Slab Edge Details	10 Feb 2014	Issued for Bid Addendum #2
2	A54.13	Slab Edge Details	10 Feb 2014	Issued for Bid Addendum #2
2	A54.14	Enlarged Slab Edge Details	10 Feb 2014	Issued for Bid Addendum #2
2	A54.15	Enlarged Slab Edge Details	10 Feb 2014	Issued for Bid Addendum #2
2	A54.16	Enlarged Slab Edge Details	10 Feb 2014	Issued for Bid Addendum #2
2	A54.21	Enlarged Penthouse Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A54.22	Enlarged Penthouse Sections	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A55.01	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.02	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.03	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.04	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.05	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.06	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.07	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.08	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.09	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.10	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.11	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A55.12	Enlarged Curtain Wall Shade RCP L6-26	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A55.14	Enlarged Curtain Wall Shade Radiused RCP Corner	10 Feb 2014	Issued for Bid Addendum #2
2	A55.15	Enlarged Curtain Wall Shade RCP L1-5	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	A55.16	Enlarged Curtain Wall Shade RCP L6-26	10 Feb 2014	Issued for Bid Addendum #2
2	A55.18	Enlarged Curtain Wall Shade	10 Feb 2014	Issued for Bid Addendum #2
2	A55.25	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.26	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.31	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.32	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.33	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.34	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.35	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.36	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.37	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.38	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.39	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.40	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.41	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.42	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.43	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.44	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.45	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.46	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.47	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.48	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.49	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.50	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.51	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.52	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.53	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.54	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.55	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.56	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
2	A55.57	Enlarged Curtain Plan, Elevation & Section	10 Feb 2014	Issued for Bid Addendum #2
1	A55.61	Curtain Wall Plan Details	10 Feb 2014	Issued for Bid Addendum #2
1	A55.62	Curtain Wall Plan Details	10 Feb 2014	Issued for Bid Addendum #2
1	A55.63	Curtain Wall Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A56.01	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.02	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.03	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.04	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.05	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.06	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.07	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.08	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.09	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.10	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.11	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.12	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.13	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.14	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.15	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.16	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.17	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.18	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.19	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	A56.20	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.21	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.22	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A56.23	Curtain Wall Geometry Plans	10 Feb 2014	Issued for Bid Addendum #2
2	A60.01	Curtain Wall Details	10 Feb 2014	Issued for Bid Addendum #2
2	A60.51	Curtain Wall Details	10 Feb 2014	Issued for Bid Addendum #2
1	A60.52	Curtain Wall Details	10 Feb 2014	Issued for Bid Addendum #2
1	A60.53	Curtain Wall Details	10 Feb 2014	Issued for Bid Addendum #2
2	A60.71	Curtain Wall Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A60.72	Curtain Wall Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A60.73	Curtain Wall Section Details	10 Feb 2014	Issued for Bid Addendum #2
2	A60.74	Curtain Wall Section Details	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A60.75	Curtain Wall Section Details	10 Feb 2014	Issued for Bid Addendum #2
DELETED	A60.79	Curtain Wall Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.01	Enlarged Stair Plans Stair 1	10 Feb 2014	Issued for Bid Addendum #2
2	A70.02	Enlarged Stair Plans Stair 1 & 2	10 Feb 2014	Issued for Bid Addendum #2
2	A70.03	Enlarged Stair Plans Stair 2 & 3	10 Feb 2014	Issued for Bid Addendum #2
2	A70.04	Enlarged Stair Plans Stair 3 & 4 & 5	10 Feb 2014	Issued for Bid Addendum #2
2	A70.11	Enlarged Stair Sections Stair 1 & 2	10 Feb 2014	Issued for Bid Addendum #2
2	A70.12	Enlarged Stair Sections Stair 1 & 2	10 Feb 2014	Issued for Bid Addendum #2
2	A70.13	Enlarged Stair Sections Stair 1, 2 & 3	10 Feb 2014	Issued for Bid Addendum #2
2	A70.14	Enlarged Stair Sections Stair 3 & 4	10 Feb 2014	Issued for Bid Addendum #2
2	A70.15	Stair Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.16	Stair Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.17	Maintenance Ladder	10 Feb 2014	Issued for Bid Addendum #2
2	A70.21	Elevator Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A70.22	Elevator Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A70.23	Elevator Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A70.24	Elevator Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A70.25	Elevator Sections	10 Feb 2014	Issued for Bid Addendum #2
2	A70.31	Elevator Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.32	Elevator Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.33	Elevator Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.34	Elevator Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.35	Elevator Details	10 Feb 2014	Issued for Bid Addendum #2
2	A70.41	Cab Plans & Elevations PE 1-28	10 Feb 2014	Issued for Bid Addendum #2
2	A70.42	Cab Plans & Elevations PE 29-30	10 Feb 2014	Issued for Bid Addendum #2
2	A70.43	Cab Plans & Elevations GE 1-2	10 Feb 2014	Issued for Bid Addendum #2
2	A70.44	Cab Plans & Elevations SE 1-2	10 Feb 2014	Issued for Bid Addendum #2
2	A80.01	Partition Schedule	10 Feb 2014	Issued for Bid Addendum #2
2	A80.02	Partition Schedule	10 Feb 2014	Issued for Bid Addendum #2
2	A80.11	Finish Schedule	10 Feb 2014	Issued for Bid Addendum #2
2	A80.21	Door Schedule	10 Feb 2014	Issued for Bid Addendum #2
2	A80.22	Door Details	10 Feb 2014	Issued for Bid Addendum #2
2	A80.23	Door Details	10 Feb 2014	Issued for Bid Addendum #2
2	A80.24	Door Details	10 Feb 2014	Issued for Bid Addendum #2
1	A80.25	Perforated Metal Door Details	10 Feb 2014	Issued for Bid Addendum #2
1	A90.21	Mechanical Supply / Return Chase Details	10 Feb 2014	Issued for Bid Addendum #2
1	A90.22	Mechanical Supply / Return Chase Details	10 Feb 2014	Issued for Bid Addendum #2
2	A90.31	Column Enclosure Plan	10 FEB 2014	Issued for Bid Addendum #2
2	A90.41	Raised Access Floor Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.01	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.02	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	A91.03	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.04	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.05	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.06	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.07	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.08	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.09	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.10	Lobby Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A91.11	Interior Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.12	Interior Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.13	Interior Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.14	Interior Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.15	Interior Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.16	Interior Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.17	Interior Plan Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.18	Hanging System Details	10 Feb 2014	Issued for Bid Addendum #2
1	A91.19	Lobby Interior Details	10 Feb 2014	Issued for Bid Addendum #2
1	A91.20	Lobby Interior Details	10 Feb 2014	Issued for Bid Addendum #2
2	A91.21	Interior Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A92.01	Toilet Room Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A92.02	Toilet Room Elevations	10 Feb 2014	Issued for Bid Addendum #2
1	A92.03	Toilet Room Elevations	10 Feb 2014	Issued for Bid Addendum #2
2	A92.11	Toilet Room Details	10 Feb 2014	Issued for Bid Addendum #2
2	A92.12	Toilet Room and Shower Details	10 Feb 2014	Issued for Bid Addendum #2
2	A95.01	Bicycle Storage	10 Feb 2014	Issued for Bid Addendum #2
2	A95.02	Garage Details	10 Feb 2014	Issued for Bid Addendum #2

STRUCTURAL

4	S0.01	Abbreviations, Legends, and Drawing List	10 Feb 2014	Issued for Bid Addendum #2
4	S0.02	Symbols and Reinforcing Bar Tables	10 Feb 2014	Issued for Bid Addendum #2
4	S0.03	General Notes	10 Feb 2014	Issued for Bid Addendum #2
4	S0.04	General Notes	10 Feb 2014	Issued for Bid Addendum #2
6	S0.11	Structural Design Criteria	10 Feb 2014	Issued for Bid Addendum #2
6	S0.12	Structural Design Criteria	10 Feb 2014	Issued for Bid Addendum #2
6	S0.13	Structural Design Criteria	10 Feb 2014	Issued for Bid Addendum #2
6	S0.14	Structural Design Criteria	10 Feb 2014	Issued for Bid Addendum #2

4	S1.01	Load Maps	10 Feb 2014	Issued for Bid Addendum #2
4	S1.02	Load Maps	10 Feb 2014	Issued for Bid Addendum #2
4	S1.03	Load Maps	10 Feb 2014	Issued for Bid Addendum #2

7	S2.00	Load Bearing Element Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P3	Foundation Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P3B	Foundation Mat Bottom Reinforcing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P3S	Foundation Mat Shear Reinforcing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P3T	Foundation Mat Top Reinforcing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P2	Level P2 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P2B	Level P2 Bottom Reinforcing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P2T	Level P2 Top Reinforcing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P1	Level P1 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.P1B	Level P1 Bottom Reinforcing Plan	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

4	S2.P1T	Level P1 Top Reinforcing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.01	Level 1 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.02	Level 2 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.03	Level 3 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.04	Level 4 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.05	Level 5 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.06	Levels 6-14 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.15	Level 15 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.16	Level 16 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.17	Level 17 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.18	Levels 18-24 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.25	Level 25 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.26	Level 26 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.27	Level 27 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.28	Level 28 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.29	Level 29 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.30	Level 30 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.31	Level 31 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.32	Level 32 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.33	Level 33 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.34	Level 34 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.35	Level 35 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.36	Level 36 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.37	Level 37 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.38	Level 38 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.39	Level 39 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.40	Level 40 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.41	Level 41 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.42	Level 42 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.43	Level 43 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.44	Level 44 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.45	Level 45 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.46	Level 46 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.47	Level 47 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.48	Level 48 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.49	Level 49 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.50	Level 50 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.51	Level 51 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.52	Level 52 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.53	Level 53 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.54	Level 54 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.55	Level 55 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.56	Level 56 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.57	Level 57 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.58	Level 58 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.59	Level 59 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.60	Level 60 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.61	Level 61 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.62	Level 62 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.63	Level 63 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.64	Level 64 Framing Plan	10 Feb 2014	Issued for Bid Addendum #2
4	S2.70	Partial Plans	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

4	S3.01	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
3	S3.01S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.02	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
3	S3.02S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.03	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.04	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.04S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.05	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
3	S3.05S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.06	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.07	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.07S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.08	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.08S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.09	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.09S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.10	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
3	S3.10S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.11	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
3	S3.11S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.12	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.12S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.13	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.13S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.14	Shear Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.14S	Shear Wall Elevations - Sleeve Penetrations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.21	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.22	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.23	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.24	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.25	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.26	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.27	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.28	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.29	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.30	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.31	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.32	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.33	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.34	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.35	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.36	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.37	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.38	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.39	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.40	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.41	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.42	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.43	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.44	Shear Wall Sections	10 Feb 2014	Issued for Bid Addendum #2
4	S3.47	Coupling Beam Details and Schedules	10 Feb 2014	Issued for Bid Addendum #2
4	S3.48	Typical Steel Coupling Beam Details and Schedule	10 Feb 2014	Issued for Bid Addendum #2
4	S3.49	Typical Shear Wall Details	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

4	S3.51	Basement Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.52	Basement Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.53	Basement Wall Elevations	10 Feb 2014	Issued for Bid Addendum #2
4	S3.61	Tower Top Feature Framing	10 Feb 2014	Issued for Bid Addendum #2
4	S3.62	Tower Top Feature Framing	10 Feb 2014	Issued for Bid Addendum #2
4	S3.63	Tower Top Feature Framing	10 Feb 2014	Issued for Bid Addendum #2
4	S3.64	Tower Top Feature Framing	10 Feb 2014	Issued for Bid Addendum #2
4	S3.65	Tower Top Feature Partial Plans and Elevations	10 Feb 2014	Issued for Bid Addendum #2
3	S3.71	Plaza Elevator Framing	10 Feb 2014	Issued for Bid Addendum #2
3	S3.72	Screenwall Framing	10 Feb 2014	Issued for Bid Addendum #2

7	S4.01	Load Bearing Element Schedule and Details	10 Feb 2014	Issued for Bid Addendum #2
4	S4.02	Typical Foundation and Column Details	10 Feb 2014	Issued for Bid Addendum #2
3	S4.03	Typical Concrete Slab Details and Schedules	10 Feb 2014	Issued for Bid Addendum #2
4	S4.04	Typ Concrete Beam & One-Way Slab Details & Schedules	10 Feb 2014	Issued for Bid Addendum #2
3	S4.05	Typical Concrete Details	10 Feb 2014	Issued for Bid Addendum #2
4	S4.19	Sloped Steel Column Geometry	10 Feb 2014	Issued for Bid Addendum #2
3	S4.20	Steel Column Schedule	10 Feb 2014	Issued for Bid Addendum #2
4	S4.21	Typical Steel Column Details and Schedule	10 Feb 2014	Issued for Bid Addendum #2
4	S4.22	Typical Steel Beam Connections	10 Feb 2014	Issued for Bid Addendum #2
4	S4.23	Typical Steel Beam Connections	10 Feb 2014	Issued for Bid Addendum #2
4	S4.24	Typical Steel Beam Connections	10 Feb 2014	Issued for Bid Addendum #2
4	S4.25	Typical Steel Details and Window Washing Details	10 Feb 2014	Issued for Bid Addendum #2
4	S4.26	Typical Steel Deck Details	10 Feb 2014	Issued for Bid Addendum #2
3	S4.31	Typical CMU Wall Details and Schedules	10 Feb 2014	Issued for Bid Addendum #2

4	S5.01	Concrete Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
3	S5.02	Concrete Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
4	S5.03	Concrete Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
4	S5.11	Concrete Sections and Details	10 Feb 2014	Issued for Bid Addendum #2

3	S6.01	Steel Details	10 Feb 2014	Issued for Bid Addendum #2
4	S6.51	Top Feature Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
4	S6.52	Top Feature Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
4	S6.53	Top Feature Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
4	S6.54	Top Feature Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
3	S6.55	Top Feature Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
3	S6.56	Top Feature Sections and Details	10 Feb 2014	Issued for Bid Addendum #2
3	S6.57	Top Feature Sections and Details	10 Feb 2014	Issued for Bid Addendum #2

MECHANICAL

2	M0.01	Mechanical Legend and Abbreviations	10 Feb 2014	Issued for Bid Addendum #2
2	M0.02	Title 24 Compliance Forms	10 Feb 2014	Issued for Bid Addendum #2
2	M0.03	Title 24 Compliance Forms	10 Feb 2014	Issued for Bid Addendum #2
2	M0.04	Title 24 Compliance Forms	10 Feb 2014	Issued for Bid Addendum #2
2	M0.05	Title 24 Compliance Forms	10 Feb 2014	Issued for Bid Addendum #2
2	M0.06	Title 24 Compliance Forms	10 Feb 2014	Issued for Bid Addendum #2
2	M0.07	Title 24 Compliance Forms	10 Feb 2014	Issued for Bid Addendum #2
2	M0.08	Title 24 Compliance Forms	10 Feb 2014	Issued for Bid Addendum #2
2	M0.09	Mechanical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	M0.10	Mechanical Schedules	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	M0.11	Mechanical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	M2.P3	Mechanical Parking Level 3 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.P2	Mechanical Parking Level 2 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.P1	Mechanical Parking Level 1 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.01	Mechanical Level 1 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.02	Mechanical Level 2 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.03	Mechanical Level 3 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.04	Mechanical Level 4 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.05	Mechanical Level 5 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.06	Mechanical Typical Plan – Levels 6-16	10 Feb 2014	Issued for Bid Addendum #2
2	M2.17	Mechanical Level 17 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.18	Mechanical Level 18 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.19	Mechanical Typical Plan – Levels 19-30	10 Feb 2014	Issued for Bid Addendum #2
2	M2.31	Mechanical Level 31 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.32	Mechanical Level 32 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.33	Mechanical Level 33 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.34	Mechanical Level 34 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.35	Mechanical Level 35 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.36	Mechanical Level 36 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.37	Mechanical Typical Plan – Levels 37-48	10 Feb 2014	Issued for Bid Addendum #2
2	M2.49	Mechanical Level 49 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.50	Mechanical Level 50 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.51	Mechanical Level 51 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.52	Mechanical Typical Plan – Levels 52-54	10 Feb 2014	Issued for Bid Addendum #2
2	M2.55	Mechanical Typical Plan – Levels 55-58	10 Feb 2014	Issued for Bid Addendum #2
2	M2.59	Mechanical Typical Plan – Levels 59-60	10 Feb 2014	Issued for Bid Addendum #2
2	M2.61	Mechanical Level 61 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.61A	Mechanical Level 61 Alternate Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.62	Mechanical Level 62 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.63	Mechanical Level 63 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M2.64	Mechanical Level 64 Roof Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M3.01	Mechanical Boiler Plant Enlarged Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M3.02	Mechanical Chiller Plant Enlarged Plan	10 Feb 2014	Issued for Bid Addendum #2
2	M3.03	Mechanical Generator Plan & Louver Summary	10 Feb 2014	Issued for Bid Addendum #2
2	M3.04	Typical Mechanical Room Details	10 Feb 2014	Issued for Bid Addendum #2
2	M3.05	Typical Mechanical Room Details	10 Feb 2014	Issued for Bid Addendum #2
2	M3.06	Mechanical Garage Exhaust Section	10 Feb 2014	Issued for Bid Addendum #2
2	M3.07	Mechanical Radiant Floor Layout	10 Feb 2014	Issued for Bid Addendum #2
2	M3.08	Mechanical Restroom Details	10 Feb 2014	Issued for Bid Addendum #2
2	M3.09	Mechanical Cooling Tower Section	10 Feb 2014	Issued for Bid Addendum #2
2	M3.10	Mechanical Multi-Tenant Corridor– Levels 4, 6-14	10 Feb 2014	Issued for Bid Addendum #2
2	M3.11	Mechanical Multi-Tenant Corridor Plan – Levels 50-61	10 Feb 2014	Issued for Bid Addendum #2
2	M4.01	Mechanical Air Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M4.02	Mechanical Air Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M4.03	Mechanical Air Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M4.04	Mechanical Water Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M4.05	Mechanical Water Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M4.06	Mechanical Water Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M4.07	Mechanical Chilled Water Plant Flow Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M4.08	Mechanical Heating Plant Flow Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	M6.01	Mechanical Details	10 Feb 2014	Issued for Bid Addendum #2
2	M6.02	Mechanical Details	10 Feb 2014	Issued for Bid Addendum #2
2	M6.03	Mechanical Details	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	M6.04	Mechanical Details	10 Feb 2014	Issued for Bid Addendum #2

ELECTRICAL

2	E0.01	Electrical Legends and Abbreviations	10 Feb 2014	Issued for Bid Addendum #2
2	E0.02	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.03	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.04	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.05	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.06	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.07	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.08	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.09	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.10	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.11	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.12	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.13	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.14	Electrical Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	E0.15	Electrical Title 24 Compliance	10 Feb 2014	Issued for Bid Addendum #2
2	E0.16	Electrical Title 24 Compliance	10 Feb 2014	Issued for Bid Addendum #2
2	E0.17	Electrical Title 24 Compliance	10 Feb 2014	Issued for Bid Addendum #2
2	E0.18	Electrical Title 24 Compliance	10 Feb 2014	Issued for Bid Addendum #2
2	E0.19	Electrical Title 24 Compliance	10 Feb 2014	Issued for Bid Addendum #2
2	E0.20	Electrical Title 24 Compliance	10 Feb 2014	Issued for Bid Addendum #2
1	E0.21	Electrical Title 24 Compliance	10 Feb 2014	Issued for Bid Addendum #2
2	E2.P3	Electrical Parking Level 3 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.P2	Electrical Parking Level 2 Plan - Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.P1	Electrical Parking Level 1 Plan - Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.00	Electrical Site Plan	10 Feb 2014	Issued for Bid Addendum #2
2	E2.01	Electrical Level 1 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.02	Electrical Level 2 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.03	Electrical Level 3 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.04	Electrical Level 4 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.05	Electrical Level 5 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.06	Electrical Typical Plan - Levels 6-14 - Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.15	Electrical Level 15 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.16	Electrical Level 16 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.17	Electrical Level 17 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.18	Electrical Typical Plan - Levels 18-30– Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.31	Electrical Level 31 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.32	Electrical Level 32 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.33	Electrical Level 33 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.34	Electrical Level 34 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.35	Electrical Level 35 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.36	Electrical Level 36 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.37	Electrical Typical Plan - Levels 37-46	10 Feb 2014	Issued for Bid Addendum #2
2	E2.47	Electrical Level 47 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.48	Electrical Level 48 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.49	Electrical Level 49 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.50	Electrical Level 50 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.51	Electrical Typical Plan - Levels 51-60 – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.61	Electrical Level 61 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	E2.62	Electrical Level 62 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.63	Electrical Level 63 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.64	Electrical Level 64 Plan – Power	10 Feb 2014	Issued for Bid Addendum #2
2	E2.65	Electrical Maintenance Walkway 1 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	E2.66	Electrical Maintenance Walkway 2 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	E2.67	Electrical Maintenance Walkway 3 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	E2.68	Electrical Maintenance Walkway 4 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	E3.P3	Electrical Parking Level 3 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.P2	Electrical Parking Level 2 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.P1	Electrical Parking Level 1 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.01	Electrical Level 1 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.02	Electrical Level 2 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.03	Electrical Level 3 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.04	Electrical Level 4 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.05	Electrical Level 5 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.06	Electrical Typical Plan - Levels 6-14 – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.15	Electrical Level 15 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.16	Electrical Level 16 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.17	Electrical Level 17 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.18	Electrical Typical Plan - Levels 18-30 - Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.31	Electrical Level 31 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.32	Electrical Level 32 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.33	Electrical Level 33 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.34	Electrical Level 34 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.35	Electrical Level 35 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.36	Electrical Level 36 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.37	Electrical Typical Plan - Levels 37-46 – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.47	Electrical Level 47 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.48	Electrical Level 48 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.49	Electrical Level 49 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.50	Electrical Level 50 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.51	Electrical Typical Plan - Levels 51-60 – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.61	Electrical Level 61 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.62	Electrical Level 62 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.63	Electrical Level 63 Plan – Lighting	10 Feb 2014	Issued for Bid Addendum #2
2	E3.70	Electrical Catwalk Lighting Section	10 Feb 2014	Issued for Bid Addendum #2
2	E3.71	Electrical Tower Top Lighting Elevation	10 Feb 2014	Issued for Bid Addendum #2
2	E4.01	Electrical Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	E4.02	Electrical Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	E4.03	Electrical Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	E4.04	Electrical Enlarged PG&E Vaults	10 Feb 2014	Issued for Bid Addendum #2
2	E4.05	Electrical Enlarged PG&E Vaults	10 Feb 2014	Issued for Bid Addendum #2
2	E4.06	Electrical Multi-Tenant Corridor – Levels 4, 6-14	10 Feb 2014	Issued for Bid Addendum #2
2	E4.07	Electrical Multi-Tenant Corridor Plan – Levels 15-30	10 Feb 2014	Issued for Bid Addendum #2
2	E4.08	Electrical Multi-Tenant Corridor Plan – Levels 31-34	10 Feb 2014	Issued for Bid Addendum #2
2	E4.09	Electrical Multi-Tenant Corridor Plan – Levels 35-46	10 Feb 2014	Issued for Bid Addendum #2
2	E4.10	Electrical Multi-Tenant Corridor – Levels 47-49	10 Feb 2014	Issued for Bid Addendum #2
2	E4.11	Electrical Multi-Tenant Corridor Plan – Levels 50-61	10 Feb 2014	Issued for Bid Addendum #2
2	E5.01	Electrical Riser Diagram #1 - Normal Power	10 Feb 2014	Issued for Bid Addendum #2
2	E5.02	Electrical Riser Diagram #2 - Normal Power	10 Feb 2014	Issued for Bid Addendum #2
2	E5.03	Electrical Riser Diagram #3 - Normal Power	10 Feb 2014	Issued for Bid Addendum #2
2	E5.04	Electrical Riser Diagram #4 - Normal Power	10 Feb 2014	Issued for Bid Addendum #2
2	E5.11	Electrical Riser Diagram #1 - Emergency Power	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	E5.12	Electrical Riser Diagram #2 - Emergency Power	10 Feb 2014	Issued for Bid Addendum #2
2	E5.13	Electrical Riser Diagram #3 - Emergency Power	10 Feb 2014	Issued for Bid Addendum #2
2	E5.14	Electrical Riser Diagram #4 - Emergency Power	10 Feb 2014	Issued for Bid Addendum #2
2	E5.21	Electrical Fire Alarm Riser Diagram #1	10 Feb 2014	Issued for Bid Addendum #2
2	E5.22	Electrical Fire Alarm Riser Diagram #2	10 Feb 2014	Issued for Bid Addendum #2
2	E5.23	Electrical Fire Alarm Riser Diagram #3	10 Feb 2014	Issued for Bid Addendum #2
2	E5.24	Electrical Fire Alarm Riser Diagram #4	10 Feb 2014	Issued for Bid Addendum #2
2	E5.25	Firefighter’s Override Panel (1 of 3)	10 Feb 2014	Issued for Bid Addendum #2
2	E5.26	Firefighter’s Override Panel (2 of 3)	10 Feb 2014	Issued for Bid Addendum #2
2	E5.27	Firefighter’s Override Panel (3 of 3)	10 Feb 2014	Issued for Bid Addendum #2
2	E5.30	Electrical Telecommunications/Grounding Riser	10 Feb 2014	Issued for Bid Addendum #2
2	E5.40	Electrical Metering System Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	E6.01	Electrical Details	10 Feb 2014	Issued for Bid Addendum #2
2	E6.02	Electrical Details	10 Feb 2014	Issued for Bid Addendum #2

PLUMBING

2	P0.01	Plumbing & Fire Protection Legend and Abbreviations	10 Feb 2014	Issued for Bid Addendum #2
2	P0.02	Plumbing & Fire Protection Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	P0.03	Plumbing & Fire Protection Schedules	10 Feb 2014	Issued for Bid Addendum #2
2	P2.P3U	Plumbing & Fire Protection Parking Level 3 Underground	10 Feb 2014	Issued for Bid Addendum #2
2	P2.P3	Plumbing & Fire Protection Parking Level 3 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.P2	Plumbing & Fire Protection Parking Level 2 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.P1	Plumbing & Fire Protection Parking Level 1 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.01	Plumbing & Fire Protection Level 1 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.02	Plumbing & Fire Protection Level 2 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.03	Plumbing & Fire Protection Level 3 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.04	Plumbing & Fire Protection Level 4 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.05	Plumbing & Fire Protection Level 5 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.06	Plumbing & Fire Protection Level 6 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.07	Plumbing & Fire Protection Level 7 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.08	Plumbing & Fire Protection Typical Plan – Levels 8-11	10 Feb 2014	Issued for Bid Addendum #2
2	P2.12	Plumbing & Fire Protection Level 12 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.13	Plumbing & Fire Protection Level 13 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.14	Plumbing & Fire Protection Level 14 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.15	Plumbing & Fire Protection Level 15 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.16	Plumbing & Fire Protection Typical Plan – Levels 16-19	10 Feb 2014	Issued for Bid Addendum #2
2	P2.20	Plumbing & Fire Protection Level 20 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.21	Plumbing & Fire Protection Level 21 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.22	Plumbing & Fire Protection Level 22 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.23	Plumbing & Fire Protection Levels 23 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.24	Plumbing & Fire Protection Levels 24 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.25	Plumbing & Fire Protection Levels 25 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.26	Plumbing & Fire Protection Levels 26 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.27	Plumbing & Fire Protection Level 27 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.28	Plumbing & Fire Protection Level 28 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.29	Plumbing & Fire Protection Level 29 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.30	Plumbing & Fire Protection Level 30 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.31	Plumbing & Fire Protection Level 31 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.32	Plumbing & Fire Protection Level 32 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.33	Plumbing & Fire Protection Level 33 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.34	Plumbing & Fire Protection Level 34 Plan	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	P2.35	Plumbing & Fire Protection Level 35 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.36	Plumbing & Fire Protection Level 36 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.37	Plumbing & Fire Protection Level 37 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.38	Plumbing & Fire Protection Level 38 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.39	Plumbing & Fire Protection Level 39 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.40	Plumbing & Fire Protection Typical Plan – Levels 40-43	10 Feb 2014	Issued for Bid Addendum #2
2	P2.44	Plumbing & Fire Protection Level 44 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.45	Plumbing & Fire Protection Level 45 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.46	Plumbing & Fire Protection Level 46 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.47	Plumbing & Fire Protection Level 47 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.48	Plumbing & Fire Protection Level 48 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.49	Plumbing & Fire Protection Level 49 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.50	Plumbing & Fire Protection Level 50 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.51	Plumbing & Fire Protection Level 51 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.52	Plumbing & Fire Protection Level 52 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.53	Plumbing & Fire Protection level 53 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.54	Plumbing & Fire Protection Level 54 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.55	Plumbing & Fire Protection Level 55 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.56	Plumbing & Fire Protection Levels 56 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.57	Plumbing & Fire Protection Level 57 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.58	Plumbing & Fire Protection level 58 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.59	Plumbing & Fire Protection Level 59 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.60	Plumbing & Fire Protection Level 60 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.61	Plumbing & Fire Protection Level 61 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.62	Plumbing & Fire Protection Level 62 Plan	10 Feb 2014	Issued for Bid Addendum #2
2	P2.63	Plumbing & Fire Protection Level 63 Roof	10 Feb 2014	Issued for Bid Addendum #2
2	P2.64	Plumbing & Fire Protection Roof Level 64	10 Feb 2014	Issued for Bid Addendum #2
1	P2.68	Plumbing & Fire Protection Maintenance Walkway 4	10 Feb 2014	Issued for Bid Addendum #2
2	P3.01	Plumbing & Fire Protection Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	P3.02	Plumbing & Fire Protection Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	P3.03	Plumbing & Fire Protection Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	P3.04	Plumbing & Fire Protection Enlarged Plans	10 Feb 2014	Issued for Bid Addendum #2
2	P4.01A	Plumbing Domestic Water & Recycled Water Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.01B	Plumbing Domestic Water & Recycled Water Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.02A	Fire Protection Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.02B	Fire Protection Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.03	Plumbing Storm Drain Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.04A	Plumbing Sanitary and Vent Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.04B	Plumbing Sanitary and Vent Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.04C	Plumbing Grey Waste Water Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.05	Fuel Oil Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P4.06	Plumbing Natural Gas Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	P5.01	Plumbing & Fire Protection Details	10 Feb 2014	Issued for Bid Addendum #2
2	P5.02	Plumbing & Fire Protection Details	10 Feb 2014	Issued for Bid Addendum #2
2	P5.03	Plumbing & Fire Protection Details	10 Feb 2014	Issued for Bid Addendum #2
2	P5.04	Plumbing & Fire Protection Details	10 Feb 2014	Issued for Bid Addendum #2
2	P5.05	Plumbing & Fire Protection Details	10 Feb 2014	Issued for Bid Addendum #2

SECURITY

2	SE2.01	Security Plan Site	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.P3	Security Plan Floor P3	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

2	SE3.P2	Security Plan Floor P2	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.P1	Security Plan Floor P1	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.01	Security Plan Floor 1	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.02	Security Plan Floor 2	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.03	Security Plan Floor 3	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.04	Security Plan Floor 4	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.05	Security Plan Floor 5	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.06-15	Security Plan Floors 6-15 Typical	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.16	Security Plan Floor 16	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.17	Security Plan Floor 17	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.18-30	Security Plan Floors 18-30 Typical	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.31	Security Plan Floor 31	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.32	Security Plan Floor 32	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.33	Security Plan Floor 33	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.34	Security Plan Floor 34	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.35	Security Plan Floor 35	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.36	Security Plan Floor 36	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.37-46	Security Plan Floors 37-46	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.47	Security Plan Floor 47	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.48	Security Plan Floor 48	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.49	Security Plan Floor 49	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.50	Security Plan Floor 50	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.51-61	Security Plan Floors 51-61 Typical	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.62	Security Plan Floor 62	10 Feb 2014	Issued for Bid Addendum #2
2	SE3.63	Security Plan Floor 63	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.01	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.02	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.03	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.04	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.05	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.06	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.07	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.08	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.09	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.10	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.11	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.12	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.13	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.14	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.15	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.16	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.17	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.18	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.19	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.20	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.21	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.22	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.23	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.24	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE4.25	Security Riser Diagram	10 Feb 2014	Issued for Bid Addendum #2
2	SE5.01	Security Details	10 Feb 2014	Issued for Bid Addendum #2
2	SE5.02	Security Details	10 Feb 2014	Issued for Bid Addendum #2
2	SE5.03	Security Details	10 Feb 2014	Issued for Bid Addendum #2

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

WINDOW WASHING

2	WW1.00	Façade Maintenance Composite Roof Plan: (B.M.U.) Platform, Storage Layout	10 Feb 2014	Issued for Bid Addendum #2
2	WW1.01	Façade Maintenance Section (B.M.U.) at Tower	10 Feb 2014	Issued for Bid Addendum #2
2	WW1.02	Façade Maintenance “Transferable” Stabilization	10 Feb 2014	Issued for Bid Addendum #2
2	WW1.03	Façade Maintenance “Transferable” and Workstation Anchor Detail	10 Feb 2014	Issued for Bid Addendum #2
2	WW1.04	Façade Maintenance (Aerial Work Platform)	10 Feb 2014	Issued for Bid Addendum #2
2	WW1.05	Façade Maintenance Partial Plan: Platform / Façade Anchor Layout	10 Feb 2014	Issued for Bid Addendum #2
2	WW2.00	(B.M.U.) Service Platform Access Layout	10 Feb 2014	Issued for Bid Addendum #2
1	WW2.01	Unscheduled Maintenance Tieback Anchor Layout/Sections	10 Feb 2014	Issued for Bid Addendum #2

GONDOLA

2	TRM-001	Park-Plaza Gondola Plan / Profile	10 Feb 2014	Issued for Bid Addendum #2
2	TRM-002	Plaza-Park Gondola Lower Terminal Arrangement Plan/Profile	10 Feb 2014	Issued for Bid Addendum #2
2	TRM-003	Park-Plaza Gondola Upper Terminal Arrangement Plan/Profile	10 Feb 2014	Issued for Bid Addendum #2
2	TRM-004	Plaza-Park Gondola Lower Terminal Structural and Connections	10 Feb 2014	Issued for Bid Addendum #2
2	TRM-005	Plaza-Park Gondola Upper Terminal Structural and Connections	10 Feb 2014	Issued for Bid Addendum #2
2	TRM-006	Plaza-Park Gondola Drive Machine Arrangement	10 Feb 2014	Issued for Bid Addendum #2

GRAPHICS

GR20.1	Sign Locations	10 Feb 2014	Progress
GR3O.P3	Sign Locations	10 Feb 2014	Progress
GR3O.P2	Sign Locations	10 Feb 2014	Progress
GR3O.P1	Sign Locations	10 Feb 2014	Progress
GR30.01	Sign Locations	10 Feb 2014	Progress
GR30.02	Sign Locations	10 Feb 2014	Progress
GR30.03	Sign Locations	10 Feb 2014	Progress
CR30.04	Sign Locations	10 Feb 2014	Progress
GR30.05	Sign Locations	10 Feb 2014	Progress
GR30.06	Sign Locations	10 Feb 2014	Progress
GR30.15	Sign Locations	10 Feb 2014	Progress
GR30.16	Sign Locations	10 Feb 2014	Progress
GR30.17	Sign Locations	10 Feb 2014	Progress
GR30.18	Sign Locations	10 Feb 2014	Progress
GR30.19	Sign Locations	10 Feb 2014	Progress
GR30.27	Sign Locations	10 Feb 2014	Progress
GR30.28	Sign Locations	10 Feb 2014	Progress
GR30.29	Sign Locations	10 Feb 2014	Progress
GR30.30	Sign Locations	10 Feb 2014	Progress
GR30.31	Sign Locations	10 Feb 2014	Progress
GR30.32	Sign Locations	10 Feb 2014	Progress
GR30.33	Sign Locations	10 Feb 2014	Progress

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

GR30.34	Sign Locations	10 Feb 2014	Progress
GR30.35	Sign Locations	10 Feb 2014	Progress
GR30.36	Sign Locations	10 Feb 2014	Progress
GR30.37	Sign Locations	10 Feb 2014	Progress
GR30.38	Sign Locations	10 Feb 2014	Progress
GR30.39	Sign Locations	10 Feb 2014	Progress
GR30.40	Sign Locations	10 Feb 2014	Progress
GR30.41	Sign Locations	10 Feb 2014	Progress
GR30.42	Sign Locations	10 Feb 2014	Progress
GR30.43	Sign Locations	10 Feb 2014	Progress
GR30.44	Sign Locations	10 Feb 2014	Progress
GR30.45	Sign Locations	10 Feb 2014	Progress
GR30.46	Sign Locations	10 Feb 2014	Progress
GR30.47	Sign Locations	10 Feb 2014	Progress
GR30.48	Sign Locations	10 Feb 2014	Progress
GR30.49	Sign Locations	10 Feb 2014	Progress
GR30.50	Sign Locations	10 Feb 2014	Progress
GR30.51	Sign Locations	10 Feb 2014	Progress
GR30.52	Sign Locations	10 Feb 2014	Progress
GR30.53	Sign Locations	10 Feb 2014	Progress
GR30.54	Sign Locations	10 Feb 2014	Progress
GR30.55	Sign Locations	10 Feb 2014	Progress
GR30.56	Sign Locations	10 Feb 2014	Progress
GR30.57	Sign Locations	10 Feb 2014	Progress
GR30.58	Sign Locations	10 Feb 2014	Progress
GR30.59	Sign Locations	10 Feb 2014	Progress
GR30.60	Sign Locations	10 Feb 2014	Progress
GR30.61	Sign Locations	10 Feb 2014	Progress
GR30.62	Sign Locations	10 Feb 2014	Progress
GR30.63	Level 63 Plan Sign Locations	10 Feb 2014	Progress
GR100	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR101	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR200	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR201	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR202	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR300	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR301	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR302	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR303	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR400	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR401	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR402	Signage & Graphics Elevations and Details	10 Feb 2014	Progress
GR403	Signage & Graphics Elevations and Details	10 Feb 2014	Progress

END OF TABLE OF CONTENTS

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1 -26-

SCHEDULE 1A
REQUIRED CHANGES TO BASE BUILDING PLANS

Floor P3:  Removed bicycle storage.  Added Engineering, Janitorial, toilets, public lockers and showers.

Floor P2:  Changed bicycle storage from individual cages to dense stacking systems.  Added potential bicycle valet elevator and bicycle shop space.

Floor P1:  Removed bicycle storage.  Added potential bicycle valet elevator.  Changed Mail Room to Tenant lease space (as shown on the Outline of the P-1 Space attached as Exhibit A-1).  Provided Mail Room in new location.

Floor 1: Removed doors between Public Lobby and east retail/lobby space  (as shown on the Outline of the Retail Space attached as Exhibit A-2).

Floor 2:  Removed engineering and janitorial spaces.  Added space for Property Management.  Revised and relocated spaces for staff lockers and break room.  Revised toilet rooms to be smaller, with one less water closet and lavatory.  Provided for two high mid rise elevators to stop at this floor and deleted stops for low rise elevators at this floor, as described in Section 1.6 of this Lease.

Floor 5:  Deleted public shower and lockers, and changed toilet rooms to typical layout.  Relocated toilet rooms and configured doors to open into tenant space (as shown on the Outline of the fifth (5th) floor Premises attached as Exhibit A-1).

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1A -1-

SCHEDULE 1B
TENANT COST ITEMS

•	Main air supply duct from the perimeter to the Fan Rooms (two main ducts on each floor)

◦	Reference drawing number: M2.19

•	Main Relief air duct at perimeter (2 locations)
Reference drawing number: M2.19

•	Duct from the Fan rooms stubbed out to the TI space

o	Reference drawing number: M2.19

•	Raised access floor in all core areas

o	For raised floor detail reference drawing number: A90.41

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1B -1-

SCHEDULE 1C
TENANT CONSTRUCTION ITEMS

•
The following scope at the Elevator Lobbies (Finishes at Tenants discretion): Finish tape & paint walls, flooring, ceilings, lighting, code required evacuation signage, painting of elevator doors & frames.

•	Drywall cladding and finishes at columns and tenant side of core walls (Finishes at Tenants discretion).

•	Furnish & Install the Raised Access Floor System (floor cleaning and sealing of concrete & Associated perimeter details)

•	Furnish & Install Window Shades at the perimeter windows

•	MEP Upgrades

◦	Fire Sprinkler System: Modify sprinkler system as required by TI Construction

◦	Plumbing: All distribution outside of the core plumbing system

◦
HVAC: HVAC ductwork on the floor from the point of connection at the main air handlers to distribution or intake points. The exception is the core restrooms supply and exhaust which will be installed as part of the core and shell scope. Tenant shall also be responsible for the following:

▪	Perimeter Duct & Cooling System

▪	DDC controls

◦
Electrical: Tenant is responsible for electrical distribution from Electrical Panel on floor sized for 6 watts per usable square foot capacity. Additional 2 Watts per usable square foot capacity available in bus riser.

•	Extension of Life Safety system as required by scope of tenant improvements

•	Extending copper & fiber service from basement level MPOE to floor (Multiple sleeves in floor of telecom closets on each floor provided in core & shell) and all distribution from the Telecom closets

Expansion of Energy Management System to control tenant light & equipment

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 1C -1-

SECTION 1D
REQUIRED FINAL CONDITION ITEMS

1.	Structural steel with spray applied fireproofing (where such spray is required).

2.	Unfinished interior core and shaft construction.

3.	Temporary, non-occupancy fire sprinkler risers and distribution.

4.	Tenant sleeves at electrical/data closets.

5.	Plumbing rough-in (no loops outside of core).

6.	Building exit stairs.

7.	Floors in broom-swept condition.

8.	Temporary or permanent power to support construction activities related to the Improvements.

9.	Freight elevator or hoist.

10.	Roof installed on the Building.

11.	Water tight Building façade with the potential exception for small areas to coordinate the construction hoist.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SECTION 1D -1-

SCHEDULE 2
CONSTRUCTION SCHEDULE

Transbay Tower Construction Schedule

2014
2015
2016
2017
Transbay Tower Schedule
J F M A M J J A S O N D
O'Cell Test
Production Load Bearing Elements (LBE's - Foundation System)
Demobilization for LBE's/Mobilization for Excavation & Shoring
Excavation & Shoring
Mat Slab
Core Walls
Complete Structural Steel on Occupiable Floors
Ready Penthouse
Complete Service Elevators
Interior Buildout
Hoist Bay
Inspections / Substantial Completion

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 2 -1-

SCHEDULE 3
BUILDING STANDARDS
MANDATORY IMPROVEMENTS
______________________________________________________________________________
DIVISION 8 DOORS AND WINDOWS

Lockset:
Manufacturer:    To be determined. Basis of design: Schlage (or equal)
Type:        L 9050 P 07A
Finish:        Stainless Steel, Brushed

Latchset:
Manufacturer:    To be determined. Basis of design: Schlage
Type:        L 9010 07A
Finish:        Stainless Steel, Brushed

DIVISION 9 FINISHES

096900    Access Flooring
Tenant Access Flooring:
Manufacturer:    To be determined; Basis of Design: Haworth
Type:        Tec-Crete modular concrete-filled steel panels
Size:        24” x 24”
Height:        1 foot
Loading Capacity:    1250 psf
Sealing Requirements; Access flooring must be completely sealed at all conditions abutting adjacent construction so to provide sealed plenum for underfloor air system. Refer to base building details on sheet A90.41 for examples.

DIVISION 12 FURNISHINGS

Window Treatments
Manufacturer:    To be determined. Basis of design: Mechoshade
Type:     5-216 Series
Installation:    To be installed at exterior windows only
Fabric:    EuroTwill 6000 Series, 3% openness factor;
Color:         Interior: To be determined; Exterior: To be determined

DIVISION 21 Fire Protection

211300    Fire Protection Sprinkler Heads (Tenant Space)
Manufacturer:    Viking

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Type:        VK402 semi-recessed at light hazard classification or
VK302 concealed at ordinary hazard classification
Rating:         155 Degrees Fahrenheit
Finish:        TBD

23 36 00 Air Terminal Units
Perimeter Zone Duct VAV Heating Unit:
Manufacturer:    Nailor (or equal as approved by base building spec)
Model:        D35SWST with heating coil
Provide with ECM Motor
Dampers:    Normally Closed

Controls:	TBD
HW Piping:    Copper, Insulated
Heating Coil shall have the following:
Inlet:    Ball Valve
Control Valve:    Belimo, B2/B3 Series, TR24-SR-T (actuator)
Test Port
Outlet:    Ball Valve

Interior Single Duct VAV (as applicable on floors 3-5 and possibly 61):
Manufacturer:    Nailor (or equal as approved by base building spec)
Model:        D35SST
Provide with ECM Motor
Dampers:    Normally Closed

Controls:	TBD

23 37 00    Air Distribution Equipment
Air Outlets & Inlets:
Manufacturer:    Nailor (or equal as approved by base building spec)
Type:        Diffuser – Supply UNI, Return (4365) – with boot
Frame:        DFA Mounting Frame (at gypsum board ceilings only)
Size:        24” x 24” x 3 5/8”

Perimeter Slot Diffusers:
Manufacturer:    Nailor (or equal as approved by base building spec)
Type:        Perimeter Ceiling Combination Supply/Return Slot Diffuser
Model:        59NDR / 59 ND
(Refer to base building specification section 23 37 00)

Division 25 Specification    HVAC Instrumentation
Temperature Sensors:
Manufacturer:    TBD
Type:        TBD
Finish:        TBD

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Note: Chilled water and HHW shall be cleaned, flushed, and pacified by Tenant Improvement Contractor. Wye strainers shall be installed with ¾” fitting for chemical injection and flushing at the return side of the chilled water and HHW piping. Contractor shall coordinate with Building Management prior to commencing activity.

DIVISION 16 ELECTRICAL

26 51 13    Emergency Exit Signs:
Manufacturer:    TBD
Type:         TBD
Mounting:    TBD

DIVISION 16 FIRE DETECTION, ALARM, AND COMMUNICATION SYSTEMS

28 31 30    Detection and Alarm
Fire alarm control panel and system design:
Manufacturer:    TBD
Type:        TBD
Model:        TBD

Activation/Control Devices:
Manufacturer:    TBD
Type:        TBD
Model:        TBD

Evacuation Signal Devices/Speaker/Strobe:
Manufacturer:    TBD
Type:        TBD
Lens:        TBD
Model:        TBD

Mechanical, Electrical, Plumbing Specifications
All mechanical, electrical, plumbing, and low voltage improvements performed by the TI Contractor shall be in accordance with applicable Local, State, and Federal Codes, Laws and Regulations. The work shall be conducted in a manner that does not conflict with the Base Building Core & Shell specifications prepared by WSP. The TI Contractor shall refer to all provided drawings which may impact the installation of mechanical improvements including but not limited to architectural interior details, floor plans, elevations, and structural so as to not interfere with the Base Building construction.

Prior to procurement and installation of materials and equipment, all dimensions and existing conditions must be verified and confirmed in the field.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

General Notes:

◦	General MEP Notes for tenant materials including, but not limited to, those materials not yet selected and those identified as TBD:

1.	Tenant interface to building systems shall match building system manufacturer’s brand and spec requirements.

2.	All materials used in the building shall be appropriately rated for both commercial heavy duty applications as well as the intensity of the connection into the building system.

3.
BMCS; Building management control system, or generically, the building automation system components shall be of the same brand, type and specification UOL as the building core system installed and shall all be native BACnet compliant.

4.
Plumbing materials under pressure such as piping fittings and valves that connect to a core building system shall be rated for commercial heavy duty applications and at 2x the working pressure at the point of connection.

5.	Fire Alarm shall match the building installed UL Listing of the fire alarm system and be of the appropriate brand, type and specification identified under the UL Listing of that system.

6.	Firestop systems and devices shall comply with ASTM E 814 (UL 1479), NEC 300-21, and NEC 800-52 (b) and shall follow a “UL Classified” system.

BUILDING STANDARD TENANT IMPROVEMENT MATERIALS
_____________________________________________________________________________________
DIVISION 8 DOORS AND WINDOWS

081416    Wood Doors

Wood Doors (Tenant Interior Office* and Typical Tenant Entrance):

Type:	Solid-core, plain-sliced, wood veneer finish, species to be determined:

Size:	1-3/4” thick x 3’0” wide x 8’10 1/2”

LEED note:	Wood to be FSC certified and free of urea and formaldehyde

084126    All-Glass Entrances

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All-Glass Entrance Doors (Tenant Entrance option):

Type:	Minimum ½” thick clear tempered glass, with brushed stainless steel top and bottom rails

Size:	3’0” wide x 8’10 1/2” high

081216    Interior Aluminum Frames (Tenant Interior Doors* and Typical Tenant Entrance Doors)

Door & Glazing Frames:

Manufacturer:    To be determined
Type:        Aluminum door frames with optional integral sidelight
Pre Finished:    To be determined
Height:        9 feet
Frame width:     1-1/2”

087100    Hardware (Tenant Interior Doors* and Typical Tenant Entrance Doors)

Door Closers:
Manufacturer:    To be determined. Basis of design: LCN (or Equal)
Type:        1461
Finish:        To be determined

Automatic Flush Bolts (Paired Door/Rated):
Manufacturer:    To be determined. Basis of design: Ives (or Equal)
Type:        FB31P/ LBR
Finish:        Satin Stainless Steel

Hinges:
Manufacturer:     To be determined. Basis of design: Stanley (or Equal)
Type:        FBB 191 4.5 x 4.0
Finish:        Stainless Steel, Brushed

Lockset:
Manufacturer:    To be determined. Basis of design: Schlage (or equal)
Type:        L 9050 P 07A
Finish:        Stainless Steel, Brushed

Latchset:
Manufacturer:    To be determined. Basis of design: Schlage
Type:        L 9010 07A
Finish:        Stainless Steel, Brushed

Doorstop:
Manufacturer:    To be determined. Basis of design: Trimco (or equal)

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Type:        W1212 ES
Finish:        Stainless Steel, Brushed

Strikes:
Manufacturer:    To be determined. Basis of design: Ives (or equal)
Type:        DustProof #1 & #2 (DP1/DP2)
Finish:        Satin Chrome, Brushed

DIVISION 9 FINISHES

092900    Gypsum Board
Standard Partition:

Studs:	Cold-Rolled, Corrosion-Resistant Zinc Coated Steel Sheet Gauge as required to span height; ASTM, C645 Non-load bearing with punched webs; width as required to span height; spacing as required
Drywall:    5/8” Type X - Single layer

Height:	Floor to underside of finished ceiling, if ceiling is installed. Floor to underside of slab, if no ceiling is installed.

Fire Rated Partition (1 Hour):
Studs:        Cold-Rolled, Corrosion-Resistant Zinc Coat Steel Sheet Gauge as required to span height; ASTM, C645 Non-load bearing with punched webs; width as required to span height; spacing as required
Drywall:    5/8” Type X - Single layer
Height:        Floor to fire rated structural concrete slab above
Seals:        Continuous fire sealant top, bottom and all penetrations

Fire Rated Partition (2 Hour):

Studs:	Cold-Rolled, Corrosion-Resistant Zinc Coat Steel Sheet Gauge as required to span height; ASTM, C645 Non-load bearing with punched webs; with as required to span height; spacing as required
Drywall:    5/8” Type X - Double Layer
Height:        Floor to fire rated structural slab above
Seals:        Continuous fire sealant top, bottom and all penetrations

Demising Partition:

Studs:	Cold-Rolled, Corrosion-Resistant Zinc Coat Steel Sheet Gauge as required to span height; ASTM, C645 Non-load bearing with punched webs; width as required to span height; spacing as required
Drywall:    5/8” Type X - Single layer
Height:        Floor to underside of concrete slab above
Insulation:    Thickness to achieve R-11. Owens/Corning fiberglass sonobatts
Seals:        Continuous acoustical sealant top, bottom and all penetrations

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Acoustical Partition:

Studs:	Cold-Rolled, Corrosion-Resistant Zinc Coat Steel Sheet Gauge as required to span height; ASTM, C645 Non-load bearing with punched webs width as required to span height; spacing as required
Drywall:    5/8” Type X - Double layer
Height:        Floor to underside of finished ceiling
Insulation:    Thickness to achieve R-11. Owens/Corning fiberglass sonobatts
Seals:        Continuous acoustical sealant top, bottom and all penetrations

095113	Ceilings

Ceiling Tile:
Manufacturer:    To be determined. Basis of design: Armstrong
Type:        Armstrong Optima Open Plan, or equal
Size:        24” x 24” x 1” thick
Finish:        Standard (WH) white
Rating:        Class A
LEED Note:    Tile will be comprised of 75% recycled content
Suspension Grid:
Manufacturer:    To be determined. Basis of design: Armstrong
Type:        Armstrong Silhuoette XL, or equal
Size:        9/16” Dimensional Tee System, with ¼” reveal
Finish:        White
Rating:        Class A
LEED Note:    Grid will be comprised of 30% recycled steel

096513    Resilient Base and Accessories
Resilient Base:
Manufacturer:    To be determined. Basis of design: Roppe, or equal
Type:        Extruded Rubber Base; coved at carpet, coved at hard surfaces
Size:        2-1/2” high x 1/8” thick
Color:        Tenant selection from building standard colors

096813    Tile Carpeting
Tenant Carpeting:
Manufacturer:    To be determined
Quality:    Pattern loop with minimum 22 Oz. face weight
Installation:    Direct glue
Color:        Tenant selection from building standard colors
LEED Note:     Low VOC content, Recycled Material content

096900    Access Flooring
Tenant Access Flooring:
Manufacturer:    To be determined; Basis of Design: Haworth
Type:        Tec-Crete modular concrete-filled steel panels

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Size:        24” x 24”
Height:        1 foot
Loading Capacity:    1250 psf
Sealing Requirements; Access flooring must be completely sealed at all conditions abutting adjacent construction so to provide sealed plenum for underfloor air system. Refer to base building details on sheet A90.41 for examples.

099123    Painting
Paint:

Manufacturer:	To be determined. Basis of design: Benjamin Moore, PPG Architectural Finishes, Sherwin-Williams, or approved equal
Type:        1 Prime Coat + 2 Finish Coats
Finish:        Flat and semi-gloss
Color:        Tenant selection from building standard colors
LEED Note:    Low VOC, Green Seal Certified
DIVISION 10 SPECIALTIES

104400    Fire Protection Specialties
Fire Cabinet:
Manufacturer:    To be determined. Basis of design: J.L. Industries (or equal)
Model:        Embassy Model 5614S21FX, trimless; Fully Recessed or Semi Recessed Model is acceptable
Door Style:    Solid steel panel, Vinyl lettering
Finish:        Paint to match adjacent wall, baked white enamel interior

Fire Extinguisher:
Manufacturer:    To be determined. Basis of design: J.L. Industries (or equal)
Model:        ABC Multi-Purpose Dry Chemical, 3005
Type:        Rated 2A:10B:C, 5 Lb. Capacity
Pressure indicating gauge
DIVISION 12 FURNISHINGS

Window Treatments
Manufacturer:    To be determined. Basis of design: Mechoshade
Type:     5-216 Series
Installation:    To be installed at exterior windows only
Fabric:        EuroTwill 6000 Series, 3% openness factor;
Color:         Interior: To be determined; Exterior: To be determined

DIVISION 21 Fire Protection

211300    Fire Protection Sprinkler Heads (Tenant Space)
Manufacturer:    Viking
Type:        VK402 semi-recessed at light hazard classification or

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

VK302 concealed at ordinary hazard classification
Rating:         155 Degrees Fahrenheit
Finish:        TBD

23 36 00 Air Terminal Units
Perimeter Zone Duct VAV Heating Unit:
Manufacturer:    Nailor (or equal as approved by base building spec)
Model:        D35SWST with heating coil
Provide with ECM Motor
Dampers:    Normally Closed

Controls:	TBD
HW Piping:    Copper, Insulated
Heating Coil shall have the following:
Inlet:    Ball Valve
Control Valve:    Belimo, B2/B3 Series, TR24-SR-T (actuator)
Test Port
Outlet:    Ball Valve

Interior Single Duct VAV (as applicable on floors 3-5 and possibly 61):
Manufacturer:    Nailor (or equal as approved by base building spec)
Model:        D35SST
Provide with ECM Motor
Dampers:    Normally Closed

Controls:	TBD

23 37 00    Air Distribution Equipment
Air Outlets & Inlets:
Manufacturer:    Nailor (or equal as approved by base building spec)
Type:        Diffuser – Supply UNI, Return (4365) – with boot
Frame:        DFA Mounting Frame (at gypsum board ceilings only)
Size:        24” x 24” x 3 5/8”

Perimeter Slot Diffusers:
Manufacturer:    Nailor (or equal as approved by base building spec)
Type:        Perimeter Ceiling Combination Supply/Return Slot Diffuser
Model:        59NDR / 59 ND
(Refer to base building specification section 23 37 00)

Division 25 Specification    HVAC Instrumentation
Temperature Sensors:
Manufacturer:    TBD
Type:        TBD
Finish:        TBD

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Note: Chilled water and HHW shall be cleaned, flushed, and pacified by Tenant Improvement Contractor. Wye strainers shall be installed with ¾” fitting for chemical injection and flushing at the return side of the chilled water and HHW piping. Contractor shall coordinate with Building Management prior to commencing activity.

DIVISION 16 ELECTRICAL

26 27 26    Wiring Devices
Switches, Receptacles, Cover Plates:
Manufacturer:    Pass & Seymour
Type:        Rocker Switch (2621), Decora Receptacle (26242), Wall Plate (TP)
Capacity:    Duplex Receptacle
Finish:        White

Override Switch (Low Voltage Lighting Control):
Manufacturer:    General Electric (GE)
Type:         GE RS2-37
Capacity:    Rocker Switch
Finish:        White

Occupancy Sensors:
Manufacturer:    WattStopper
Type:        DWT (Dual Tech)
Finish:        White

16525

26 51 13    Emergency Exit Signs:
Manufacturer:    TBD
Type:         TBD
Mounting:    TBD

DIVISION 16 FIRE DETECTION, ALARM, AND COMMUNICATION SYSTEMS

28 31 30    Detection and Alarm
Fire alarm control panel and system design:
Manufacturer:    TBD
Type:        TBD
Model:        TBD

Activation/Control Devices:
Manufacturer:    TBD
Type:        TBD
Model:        TBD

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Evacuation Signal Devices/Speaker/Strobe:
Manufacturer:    TBD
Type:        TBD
Lens:        TBD
Model:        TBD

General Notes:

◦
Landlord will focus on the visibility of furniture and furnishing layout from the exterior of the building and from common areas. Backing will be required for furniture that abuts perimeter glass walls.

◦	Perimeter partition layout shall be aligned with curtain-wall mullions.

◦	General MEP Notes for tenant materials including, but not limited to, those materials not yet selected and those identified as TBD:

7.	Tenant interface to building systems shall match building system manufacturer’s brand and spec requirements.

8.	All materials used in the building shall be appropriately rated for both commercial heavy duty applications as well as the intensity of the connection into the building system. For example,

9.	HVAC materials shall follow SMACNA requirements and be appropriate for the type of HVAC system installed at the core of the building.

10.
BMCS; Building management control system, or generically, the building automation system components shall be of the same brand, type and specification UOL as the building core system installed and shall all be native BACnet compliant.

11.
Plumbing materials under pressure such as piping fittings and valves that connect to a core building system shall be rated for commercial heavy duty applications and at 2x the working pressure at the point of connection.

12.	Fire Sprinkler system shall all be UL listed for fire sprinkler applications as well as all Federal, State and Local requirements.

13.	Fire Alarm shall match the building installed UL Listing of the fire alarm system and be of the appropriate brand, type and specification identified under the UL Listing of that system.

14.
Electrical materials that will connect to the building systems, they shall carry the appropriate ratings for voltage, amperage and AIC interrupting ratings and shall match the building system brand, type and classification installed in the core system.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

15.	Electrical receptacles, outlets and switches shall carry a nominal 20 AMP minimum rating regardless of manufacturer.

Floor Coring Parameters:

•	Note: Floor coring not typical or generally needed with raised floor system. The following apply to potential exception as approved by building management.

◦	For individual and distributed single openings spaced at 4’oc or more or groups of 4 penetrations only (3.5” diam max ea.), no structural review required.

◦	Space groups at 3x diameter minimum between each opening and a minimum of 8’oc between groups.

◦	Groups of 5 or more are individual penetrations patterned at less than 4’oc will require specific review. Contact Building Management if this layout condition exists.

◦	Prior to coring, check layout from underside of deck with existing steel framing. No steel shall be cut.

◦	Place penetrations in shallow portion of deck whenever possible.

◦	Avoid placing penetration in continuous lines adjacent and parallel to supports (steel beams) or submit for review.

◦	Avoid placing penetration at perimeter of building that could affect both chord reinforcement and curtain wall embeds.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Mechanical, Electrical, Plumbing Specifications
Transbay Tower – 415 Mission Street, San Francisco, CA

General:
All mechanical, electrical, plumbing, and low voltage improvements performed by the TI Contractor shall be in accordance with applicable Local, State, and Federal Codes, Laws and Regulations. The work shall be conducted in a manner that does not conflict with the Base Building Core & Shell specifications prepared by WSP. The TI Contractor shall refer to all provided drawings which may impact the installation of mechanical improvements including but not limited to architectural interior details, floor plans, elevations, and structural so as to not interfere with the Base Building construction.
Prior to procurement and installation of materials and equipment, all dimensions and existing conditions must be verified and confirmed in the field. The Tenant space specific requirements are listed in the subsequent pages with a corresponding specification section from the Base Building documents. Refer to the enclosed CD titled “Transbay Tower MEP Base Building Specifications” for the detailed requirements.
Additional site conditions pertaining to MEP trades:

◦	Obtain and pay for all required fees, permits, testing, and inspections

◦	Firestop systems and devices shall comply with ASTM E 814 (UL 1479), NEC 300-21, and NEC 800-52 (b) and shall follow a “UL Classified” system.

◦	The Subcontractors shall provide all necessary seismic bracing to support horizontal pipe, ductwork, conduit, cable, wiring, fixtures, and equipment.

◦
All piping, ductwork, conduit, equipment, and fixtures shall be coordinated in a manner to allow for adequate code required clearances from existing core improvements. In addition, all mechanical piping and ductwork shall maintain an 8” clear zone above the ceiling. No item such as pipe, duct, etc., shall be in contact with any electrical equipment.

◦	Subcontractor/Contractor must guarantee all work and materials for one (1) year from the date of filing a Notice of Completion.

◦	Pressure test each system of piping and ductwork in accordance with applicable codes and recognized industry standards.

HVAC Specifications
The following table has been prepared to provide the location of Tenant Contractor specific information within the Base Building Specifications

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

TI Material & Equipment	Base Building Specification Section

Ductwork	23 31 00 – Ductwork and Sheet Metal
Piping	23 21 13 – Pipes, Valves, Fittings, & Accessories
Hydrostatic Testing	23 05 93- Section 3.3 D
VAV Fan Powered Terminal Units	23 36 00- Air Terminal Units
Grills, Registers, and Diffusers	23 37 00– Air Distribution Equipment
Mechanical Insulation	23 07 00- Thermal Insulation
Offices – cooling inside design condition	23 05 07 – Design Conditions
Offices – heating inside design condition	23 05 07 – Design Conditions
Testing & Balancing	23 05 93 – Testing, Balancing, & Adjusting

Plumbing Specification
The point of connection for sanitary and vent lines will be available as a capped stub-out at 3 locations on each floor. The domestic water line point of connection will be capped and valved outside elevator lobby. The following table has been prepared to provide the location of Tenant Contractor specific information within the Base Building Specifications

TI Material & Equipment	Base Building Specification Section

Sanitary Waste/Vent Piping	221300 – Sewage and Drainage Systems
Water Piping	221130- Recycled Water Systems 22 10 00- Domestic Water Systems
Floor drains, Plumbing Fixtures	224000- Clean-outs, Drains, & Plumbing Fixtures
Pipe Insulation	220700 – Thermal Insulation

Fire Sprinkler Specification
A primary fire sprinkler system will be installed at each floor by the Base Building Contractor. Modifications to lower, relocate, and install vertical sections of pipe will be the responsibility of the tenant design/build contractor. The following table has been prepared to provide the location of Tenant Contractor specific information within the Base Building Specifications

TI Material & Equipment	Base Building Specification Section

Sprinkler Piping	211300- Fire Suppression Sprinkler Systems
Design/Build Drawings & Calculation Requirements	211300- Fire Suppression Sprinkler Systems
Hangers & Supports	211300- Fire Suppression Sprinkler Systems
Pipe joints/fittings	211300 – Fire Suppression Sprinkler Systems

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Electrical & Telephone/Data Specification
An electrical room will be available on each floor. Included in the electrical room will be a 200 A fused disconnect that will serve a 277/480 V lighting panel. This panel will be available for Tenant lighting needs. The lighting panel also serves a 75 kVA harmonic mitigating transformer that provides power for two (2) 120/208 V panels. There are forty-two (42) available circuits in each panel available for tenant use. The following table has been prepared to provide the location of Tenant Contractor specific information within the Base Building Specifications

TI Material & Equipment	Base Building Specification Section

Cutting and Patching existing construction	01731 – Cutting and Patching
Installation of building standard 2x4 fluorescent light fixtures (Refer to tenant building standards for specific light fixture)	26 51 13– Light Fixtures and Lamps
Electrical Wire/Conductors	26 05 19– Electrical Conductors – 600 Volts
Installation of wall plug receptacles (Refer to tenant building standards for specifics on the receptacle)	26 27 26– Wiring Devices
Electrical Conduit	26 05 33– Raceways and Boxes
Conduit hangers and supports	26 05 33– Raceways and boxes.
Wall telephone/Data Outlets	26 05 33– Raceways and Boxes

Outlet, Junction, and Pull Boxes	260533– Raceways and Boxes

Grounding	26 05 26–Grounding and Bonding & 26 70 00–Telecomunication System
Motor Wiring	26 05 23– Motor and control wiring systems

Fire Alarm System
The fire alarm terminal cabinet will be located at the emergency electrical room on each floor. The following table has been prepared to provide the location of Tenant Contractor specific information within the Base Building Specifications

TI Material & Equipment	Base Building Specification Section

Fire Alarm Control Panel Information	28 31 30- Fire Detection, Alarm and Communication (FDAC) Systems
Fire Alarm Devices	28 31 30– Fire Detection, Alarm and Communication (FDAC) Systems

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

Building Management Control Systems
The following table has been prepared to provide the location of tenant contractor specific information within the Base Building Specifications

TI Material & Equipment	Base Building Specification Section

Temperature sensors	25 30 20 – BMCS Field Devices
Relative humidity sensors	23 30 20 – BMCS Field Devices
Control relays	25 30 10 – BMCS Field Devices
Pressure sensors	23 30 20 – BMCS Field Devices
Carbon dioxide sensors	23 30 20 – BMCS Field Devices
DDC controllers	25 14 00 – BMCS Controllers
Damper actuators	25 35 23- BMCS Dampers
Valve controls	25 35 19- BMCS Valves
Electrical requirements	25 05 00- BMCS General Requirements
Software Interface	25 16 00- BMCS Software Interface

720213.12/WLA 372738-00005/4-9-14/mem/ejw	SCHEDULE 3 -15-

EXHIBIT C
COMMENCEMENT LETTER

To:    _______________________
_______________________
_______________________
_______________________

Re:
Office Lease dated ____________, 20__ (the "Lease"), by and between ____________________, a _____________________ ("Landlord"), and _______________________, a _______________________ ("Tenant"), for certain premises being more particularly described in the Lease (the "Premises"), located in that certain building located at 415 Mission Street, San Francisco, California (the "Building").

Dear ________________:
Notwithstanding any provision to the contrary contained in the Lease, this letter is to confirm and agree upon the following:

1.
The Lease Commencement Date for [the Phase 1 Premises] [the Phase 2 Premises] [the Phase 3 Premises] [the Phase 4 Premises] [the Phase 5 Premises] is ______________ (the "Applicable Lease Commencement Date").

2.	The Lease Expiration Date for [the Phase 1 Premises] [the Phase 2 Premises] [the Phase 3 Premises] [the Phase 4 Premises] [the Phase 5 Premises] is _____________________.

3.
Base Rent with respect to [the Phase 1 Premises] [the Phase 2 Premises] [the Phase 3 Premises] [the Phase 4 Premises] [the Phase 5 Premises] commenced on the Applicable Lease Commencement Date in the amount of ________________.

4.
If the Applicable Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in the Lease.

5.	Capitalized terms used herein that are defined in the Lease shall have the same meaning when used herein.
If the provisions of this letter correctly set forth our understanding, please so acknowledge by signing at the place provided below on the enclosed copy of this letter and returning the same to Landlord.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

"Landlord": , a By: Name: Its:
Agreed to and Accepted as of ____________, 20__. "Tenant": , a By: Name: Its:

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT F -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT D
RULES AND REGULATIONS
Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.
1.Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent not to be unreasonably withheld, conditioned or delayed. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises.
2.All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.
3.Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the San Francisco, California area, provided, however, subject to the terms of the Lease, Tenant shall be provided access to the Project, Building and Common Areas twenty-four (24) hours per day, seven (7) days per week. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or at any time that is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to temporarily prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.
4.Landlord shall have the right to reasonably prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.
5.No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator as shall be reasonably designated by Landlord, except Tenant may use Tenant's Elevators and Tenant's Fright Elevator for any purpose and at any time.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

6.The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord. Tenant shall not disturb, solicit, peddle, or canvas any occupant of the Project.
7.Except as otherwise set forth in the Lease, no sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises except the Retail Space (to the extent the same can be seen from outside the Premises) or the Building without the prior written consent of the Landlord.
8.The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.
9.Tenant shall not overload the floor of the Premises.
10.Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine shall be installed, maintained or operated upon the Premises without the written consent of Landlord.
11.Except with respect to Supplemental HVAC Units, Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.
12.Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises.
13.Tenant shall not bring into or keep within the Project, the Building or the Premises any firearms, animals (excluding Tenant's Dogs and service animals (as defined under applicable Laws and accompanying guidelines)), birds or aquariums.
14.Landlord reserves the right to exclude or expel from the Project any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.
15.Tenant shall participate in recycling programs to the extent required by Law or LEED certification.
16.Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in San Francisco, California without violation of any Law. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT F -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time and shall employ such licensed exterminators as shall be reasonably approved in writing in advance by Landlord.
17.Tenant shall comply with all safety, fire protection and evacuation procedures and regulations reasonably established by Landlord or any governmental agency.
18.No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard mini-blinds. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.
19.The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.
20.Tenant must comply with applicable "NO-SMOKING" ordinances and all related, similar or successor ordinances, rules, regulations or codes. If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building. In addition, no smoking of any substance shall be permitted within the Project except in specifically designated outdoor areas. Within such designated outdoor areas, all remnants of consumed cigarettes and related paraphernalia shall be deposited in ash trays and/or waste receptacles. No cigarettes shall be extinguished and/or left on the ground or any other surface of the Project. Cigarettes shall be extinguished only in ashtrays. Furthermore, in no event shall Tenant, its employees or agents smoke tobacco products or other substances (x) within any interior areas of the Project, or (y) within two hundred feet (200') of the main entrance of the Building or the main entrance of any of the adjacent buildings, or (z) within seventy-five feet (75') of any other entryways into the Building.
21.All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings reasonably approved by Landlord, to absorb or prevent any excessive vibration and noise.
22.Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.
23.No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.
24.No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT F -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

25.Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate, visibly marked and properly operational fire extinguisher next to any duplicating or photocopying machines or similar heat producing equipment, which may or may not contain combustible material, in the Premises.
Landlord will enforce the foregoing Rules and Regulations in a non-discriminatory manner and to the extent Landlord declines to enforce any of the foregoing Rules and Regulations with respect to any other tenant in the Building, Landlord will not be entitled to enforce such Rules or Regulations with respect to Tenant.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT F -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT E
FORM OF TENANT'S ESTOPPEL CERTIFICATE
The entity named below ("Tenant") is tenant under that certain Office Lease (the "Lease") made and entered into as of ___________, 20 by and between _______________ as Landlord and Tenant for certain premises (the "Premises") being more particularly described in the Lease in the building located at 415 Mission Street, San Francisco, California. Tenant certifies as follows, as of the date hereof:
1.Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.
2.Tenant currently occupies the following portions of the Premises: [the Phase 1 Premises][the Phase 2 Premises][the Phase 3 Premises][the Phase 4 Premises][the Phase 5 Premises].
3.The Lease Commencement Date for each Phase of the Premises is as follows (each, the "Applicable Lease Commencement Date"):

Phase of the Premises	Lease Commencement Date
Phase 1
Phase 2
Phase 3
Phase 4
Phase 5
4.The Lease Expiration Date for each Phase of the Premises is as follows:

720213.12/WLA 372738-00005/4-9-14/mem/ejw	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Phase of the Premises	Lease Expiration Date
Phase 1
Phase 2
Phase 3
Phase 4
Phase 5
5.Except as expressly set forth in the Lease, Tenant has no option to terminate or cancel the Lease, or to purchase, pursuant to an option or a right of first offer, first refusal or otherwise, all or any part of the Premises, the Building and/or the Project.
6.Base Rent for each Phase of the Premises became payable on the Applicable Lease Commencement Date for such Phase of the Premises.
7.The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.
8.With the exception of agreements with Incubator Transferees, Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows: ______________
9.All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_____________________.
10.To the undersigned’s actual knowledge without duty of inquiry, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder, except as follows:______________. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord under the Lease, except as follows: ______________.
11.No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.
12.To the undersigned’s actual knowledge without duty of inquiry, there are no existing defenses or offsets, claims or any basis for a claim, that Tenant has against Landlord, except as follows: ____________.
13.If Tenant is a corporation or partnership, Tenant is a duly formed and existing entity qualified to do business in California and Tenant has full right and authority to execute and deliver this Estoppel Certificate and each person signing on behalf of Tenant is authorized to do so.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT F -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

14.There are no actions pending against Tenant under the bankruptcy or similar laws of the United States or any state.
15.Except as permitted by the Lease Tenant has not used or stored any Hazardous Materials in the Premises.
16.To the undersigned's actual knowledge without duty of inquiry, all improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by Tenant and all reimbursements and allowances due to Tenant under the Lease in connection with any improvement work have been paid in full, except as follows: _________________.
Initially capitalized terms used and not defined herein shall have the meanings set forth in the Lease. Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises is a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.
Executed at ______________ on the ____ day of ___________, 20_  .

"Tenant": , a By: Name: Its:

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT F -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT F
JANITORIAL SPECIFICATIONS

I. OFFICE AREAS
Services performed nightly:

•	Empty and clean (when necessary) all waste, mixed recycling, and composting receptacles (where applicable) and remove contents to the designated area.

•
Dust or wipe clean with micro-fiber cloths and dusting sleeves all horizontal surfaces, desks, chairs, files, telephones, picture frames, etc so as to cover the floor 1x/week. Do not rearrange materials on surfaces.

•	Spot clean all conference and partition glass including lobby glass for fingerprints and smudges. Partition glass cleaning will be handled outside this contract as a tenant billable work order.

•	Dust windowsills/railings.

•
HEPA vacuum all carpet areas every other night. Carpet-sweep high traffic area's nightly. (Do not pull vacuum cords around corners.) Broom-sweep all area rugs. Edges should be either swept or vacuumed with appropriate HEPA edge cleaning tool, as required.

•	Remove all finger marks and smudges from all vertical surfaces taking care not to mar material finishes.

•	Dust mop and spot clean all tiled areas.

•	Damp wash and wipe dry all plastic or Formica desk tops in common areas.

A.	Services performed as necessary or in the frequency stated:

•
Wash waste receptacles. To be done if liquids might have leaked into the receptacle through the plastic liner or in other areas, as required. Plastic liners are only used in areas with wet trash – not less than bi-monthly.

•	Damp mop floors where spillage occurred or dirt tracked in.

•	Machine buff VCT flooring every 2 months.

•	Strip/scrub VCT and recoat using green seal strippers and floor finishes, as necessary – not less than quarterly.

•	Spot clean carpet areas per request. Major carpet cleaning will be handled outside this contract as a tenant billable work order.

•	Dust light fixtures – no less than annually. (Where reachable)

•	Vacuum/dust all perimeter slot diffusers on a quarterly basis.

•	Clean all air vent grills – not less than quarterly.

•	Wash windowsills/railings – not less than monthly.

•	Dust fire extinguishers/fire extinguisher cabinets – not less than monthly.

•	Dust all doors and spot clean as necessary.

•	Interior perimeter windows washed annually.

II. RESTROOMS

A.	Services performed nightly:

•	Empty and clean (when necessary) all waste receptacles and remove paper towel/tissue to be composted, and rubbish to be trashed to the designated area.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

•	Wash and disinfect all basins, urinals and bowls using nonabrasive green seal cleaners to remove stains and clean undersides of rim on urinals and bowls. Wash both sides of toilet seats.

•	Clean all mirrors, bright work and enamel surfaces with green seal cleaning products.

•
Spot clean all partitions, tile walls, doors, door handle area and outside surfaces of all dispensers and receptacles. Damp wipe all lavatory tops and remove water spots from wall surfaces next to dispensers/receptacles. Spot clean around light fixtures.

•	Clean flushometers, piping and other metal.

•	Fill toilet tissue, paper towels (minimum 95% recycled paper), soap, and sanitary napkin dispensers. Do not place any extra supplies on top of dispenser or counter top.

•	Sweep, micro-fiber wet mop, and thoroughly rinse floor. Clean all corners and edges to prevent dirt buildup. Do not leave standing water on the floor.

B. Services performed as necessary or in the frequency stated:

•	Floor drains are sanitized and flushed every other week with water.

III. Billable Extra Services:

•	Refrigerator & microwave cleaning

•	Green Encapsulation carpet cleaning

•	Shower cleaning

•	Dish washing service

•	Day & weekend matron/kitchen service

•	Extra trash and recycling service

•	Partition glass cleaning

•	Special detail cleaning

•	Maintenance program for all non-building standard floors and finishes such as marble, hardwood, granite, travertine, porcelain, etc.

IV. Green Cleaning Program

•	Janitorial for this property instituted the UNGER restroom micro-fiber program and uses Green Seal/Ecologo USGBC approved chemicals. (1/2008)

•
Implemented a color coded micro-fiber mop, cloth, and dusting sleeve program to avoid cross contamination and improve our diversion rate through the use of washable/reusable cleaning materials. (6/2007)

•	Vacuuming and edge vacuuming is performed using carpet and rug institute approved HEPA filtration vacuums.

•
Our recycling, composting, and waste management program utilizes a double barrel caddy system, with color coded barrels (grey & blue) and liners (brown for waste, clear for recycling, & green for compostables). Full, tied off liners are placed outside the service elevator for the refuse janitor to pick up and sort before they are compacted/composted. These measures help to insure that during disposal we are able to maximize our diversion rate to comply with San Francisco's 2010 mandate for commercial building's to have a 75% diversion rate.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT F -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT G
MARKET RENT DETERMINATION FACTORS
When determining Market Rent, the following rules and instructions shall be followed.
1.    RELEVANT FACTORS. The "Market Rent," as used in this Lease, shall be derived from an analysis (as such derivation and analysis are set forth in this Exhibit G) of the "Net Equivalent Lease Rates," of the "Comparable Transactions" (as that term is defined below), and with respect to Tranche 1, in the event Tenant elects to renew the Retail Space or Floor 61, shall include a separate determination of the Market Rent for each, as applicable. The Market Rent, as used in this Lease, shall be equal to the annual rent per RSF, at which tenants, pursuant to transactions consummated within twelve (12) months prior to the commencement of the Option Term with respect to a particular Tranche of the Premises (or nine (9) months prior to the First Offer Commencement Date) (provided that timing adjustments shall be made to reflect any changes in the Market Rent following the date of any particular Comparable Transaction up to the date of the commencement of the applicable Option Term), are leasing non-sublease, non-encumbered space comparable in location and quality to the Premises (or First Offer Space) containing a square footage comparable to that of the particular Tranche of the Premises (or Reduced Tranche, or First Offer Space, as applicable), for a similar use (including office use, and retail use, as applicable) for a term of between and including five (5) and ten (10) years (provided that, prior to analyzing the same on a "Net Equivalent Lease Rate" basis, the economic terms of any such ten (10) year transaction shall be reasonably adjusted, if necessary, in accordance with normal and customary office building industry practices, in order to compare such ten (10) year transaction to a seven (7) year or a five (5) year transaction, as applicable), in an arm's-length transaction, which comparable space is located in "Comparable Buildings" (transactions satisfying the foregoing criteria shall be known as the "Comparable Transactions"). The terms of the Comparable Transactions shall be calculated as a "Net Equivalent Lease Rate" pursuant to the terms of this Exhibit G and shall take into consideration only the following terms and concessions: (i) the rental rate and escalations for the Comparable Transactions, (ii) the amount of parking rent per parking permit paid in the Comparable Transactions, if any, (iii) operating expense and tax protection granted in such Comparable Transactions such as a base year or expense stop (although for each such Comparable Transaction the base rent shall be adjusted to a triple net base rent using reasonable estimates of operating expenses and taxes as determined by Landlord for each such Comparable Transaction); (iv) any free rent period or rental abatement concession to be provided to Tenant in connection with the Option Term (or Tenant's lease of the First Offer Space) as compared to the rental abatement concessions, if any, being granted such tenants in connection with such comparable space, (v) any "Renewal Allowance," as defined herein below, to be provided to Tenant in connection with the Option Term (or any improvement allowance provide to Tenant in connection with its lease of First Offer Space) as compared to the improvements or allowances provided or to be provided in the Comparable Transactions, taking into account the contributory value of the existing improvements in the Premises (or First Offer Space), such value to be based upon the age, design, quality of finishes, and layout of the existing improvements and the extent to which the same can be utilized by a general office user other than Tenant (provided that in no event shall the contributory value of the existing improvements in the Premises exceed an amount equal to $70.00 per RSF of the

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT G -4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Premises, which foregoing amount shall be increased annually during the Lease Term by $1.00 per RSF, commencing on the first anniversary of the Phase 5 Lease Commencement Date), (vi) all other monetary concessions, if any, being granted to Tenant or to tenants in connection with such Comparable Transactions (excluding, Tenant's "Signage and Naming Rights," as that term is defined in Article 23 of this Lease, above, which shall not be taken into consideration, and the Market Rent shall be determined as if Tenant did not have any Signage and Naming Rights), (vii) the size of the Tranche of the Premises (or Reduced Tranche or First Offer Space, as applicable) as compared to the size of the premises leased in the Comparable Transaction taking into account with respect to the floors within a Tranche the different sizes and locations of such floors within the Building, (viii) views, (ix) the size of Comparable Buildings, and (x) the brokerage commissions payable in connection with the Comparable Transaction compared to the fact that no broker commissions are payable under this Lease in connection with the Option Term. In addition, in determining the Market Rent, the difference between the Building and the Comparable Buildings in terms of level of LEED certification, raised floor base building systems, and proximity to mass transit, may be taken into account and the Market Rent may be appropriately adjusted (to the extent such factors normally affect the rent received by the landlord of the Comparable Buildings) to reflect the existence or non-existence of such factors. Notwithstanding any contrary provision hereof, in determining the Market Rent, no consideration shall be given to any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of improvements. In addition, because the rentable square footage of the Premises shall have determined pursuant to Section 1.2 of the Lease, no consideration shall be given to the measurement standard used to determine the rentable square footage of the Comparable Transactions, as compared to the measurement standard used by Landlord and Tenant to determine the rentable square footage of the Premises, and in no event shall the size of the Premises change in connection with the determination of Market Rent; provided, however, the foregoing shall not preclude adjusting Comparable Transactions if the Neutral Arbitrator determines that the measurement method used in a Comparable Transaction is above or below market standards.
2.    INTENTIONALLY OMITTED.
3.    RENEWAL IMPROVEMENT ALLOWANCE. Notwithstanding anything to the contrary set forth in this Exhibit G, once the Market Rent for the Option Term (or First Offer Space) is determined as a Net Equivalent Lease Rate, if, in connection with such determination, it is deemed that Tenant is entitled to an improvement or comparable allowance for the improvement of the Premises (or First Offer Space) (the total dollar value of such allowance shall be referred to herein as the "Renewal Allowance"), Landlord shall, at Landlord's option, either (i) pay the Renewal Allowance to Tenant commencing as of the commencement of the Option Term (or as of the commencement of Tenant's lease of the applicable First Offer Space) pursuant to a disbursement procedure substantially similar to the procedure set forth in the Work Letter and the terms of Article 8 of this Lease, or (ii) offset against the rental rate component of the Market Rent all or a portion of the Renewal Allowance (in which case such portion of the Renewal Allowance provided in the form of a rental offset shall not be granted to Tenant). To the extent Landlord elects not to grant the entire Renewal Allowance to Tenant as a tenant improvement allowance, the offset under item (ii), above, shall equal the amount of the Renewal Allowance not granted to Tenant as a tenant improvement allowance pursuant to the preceding sentence.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT G -4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

4.    COMPARABLE BUILDINGS. For purposes of this Lease, the term "Comparable Buildings" shall mean first-class multi-tenant occupancy office buildings which are comparable to the Building in terms of age (based upon the date of completion of construction or major renovation), quality of construction, level of services and amenities (including, but not limited to, the type (e.g., surface, covered, subterranean) and amount of parking), views, and appearance, and are located in the "Comparable Area," which is the area bound by the Embarcadero to the North side of Harrison Street, the East side of Third Street and the South side of Market Street. In addition, Comparable Buildings shall include the following buildings: (i) 4 Embarcadero Center, (ii) 101 California Street, and (iii) 555 California Street.
5.    METHODOLOGY FOR REVIEWING AND COMPARING THE COMPARABLE TRANSACTIONS. In order to analyze the Comparable Transactions based on the factors to be considered in calculating Market Rent, and given that the Comparable Transactions may vary in terms of length of term, rental rate, concessions, etc., the following steps shall be taken into consideration to "adjust" the objective data from each of the Comparable Transactions. By taking this approach, a "Net Equivalent Lease Rate" for each of the Comparable Transactions shall be determined using the following steps to adjust the Comparable Transactions, which will allow for an "apples to apples" comparison of the Comparable Transactions.
5.1.    The contractual rent payments for each of the Comparable Transactions should be arrayed monthly or annually over the lease term. All Comparable Transactions should be adjusted to simulate a net rent structure, wherein the tenant is responsible for the payment of all property operating expenses in a manner consistent with this Lease. This results in the estimate of Net Equivalent Rent received by each landlord for each Comparable Transaction being expressed as a periodic net rent payment.
5.2    Any free rent or similar inducements received over time should be deducted in the time period in which they occur, resulting in the net cash flow arrayed over the lease term.
5.3    The resultant net cash flow from the lease should be then discounted (using an 8% annual discount rate) to the lease commencement date, resulting in a net present value estimate.
5.4    From the net present value, up front inducements (improvements allowances and other concessions) and leasing commissions should be deducted. These items should be deducted directly, on a "dollar for dollar" basis, without discounting since they are typically incurred at lease commencement, while rent (which is discounted) is a future receipt.
5.5    The net present value should then amortized back over the lease term as a level monthly or annual net rent payment using the same annual discount rate of 8.0% used in the present value analysis. This calculation will result in a hypothetical level or even payment over the option period, termed the "Net Equivalent Lease Rate" (or constant equivalent in general financial terms).
6.    USE OF NET EQUIVALENT LEASE RATES FOR COMPARABLE TRANSACTIONS. The Net Equivalent Lease Rates for the Comparable Transactions shall then

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT G -4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

be used to reconcile, in a manner usual and customary for a real estate appraisal process, to a conclusion of Market Rent which shall be stated as a "NNN" lease rate applicable to each year of the Option Term.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT G -4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT H-1
TENANT'S SIGNAGE LOCATIONS

Tenant Identity on Gondola Base Station Enclosure
Tenant Identity on Gondola Car
Tenant's Monument Sign Panel
MISSION SQUARE (OUTDOOR OCCUPIED AREA)
MISSION STREET
Mission Street Eyebrow Sign
N

TRANSBAYTOWER	Date: 4/7/2014	DWP.01
LEVEL 01 - SITE PLAN	Scale None

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT H-1 -3-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Facade Signage
Facade Signage
Facade Sign
Bridge Signage
5th Floor Eyebrow Sign

TRANSBAY TOWER	Date: 4/7/2014	DWP.02
LEVEL 05 - SITE PLAN	Scale None

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT H-1 -3-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT H-2
TENANT'S LOGOS

Pantone Warm Gray 7	White	Black	Pantone 299
C 0 M 6	C 0 M 0	C 0 M 0	C 85 M 19
Y 6 K 40	Y 0 K 0	Y 0 K 100	Y 0 K 0
R153, G144, B140	R255, G255, B255	R0, G0, B0	R0, G157, B220
#99908C	#FFFFFF	#000000	#179CD

COLOR KEY

45"
31½
salesforce®

Laminated Acrylic Panel –
Digital Print Applied to Face
with Airbrushed Edges

Note: Dimensions are for proportion representation only
Sign dimensions will be determined based on specific application

COLOR RENDERING

THOMAS-SWAN
SIGN COMPANY, INC.
2717 Goodrick Avenue, Richmond, CA 94801
510-232-9610 • California License #269069

☐ Approved For Construction
Name / Date:

Date:
October 24, 2013

Job No.
2721

Drawing Title
Lobby Logo

Scale:
3" = 1'-0"

Sales:	Drawn By:
S. Sanderson	G. Goss

Revisions:

Sheet
1.0

© 2013 Thomas Swan Sign Company Inc. All rights reserved. This drawing and the concepts, ideas and design development expressed herein are intended for use on this project only, and remain the sole property of Thomas Swan Sign Company. Original design concepts developed from as part of this work remain the property and copyright of their respective owners.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT H-2 -3-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT H-2 -3-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT H-2 -3-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT H-3
SIGNAGE COSTS AND INSTALLATION RESPONSIBILITIES

Façade Signs. Tenant shall be responsible for the design, fabrication and installation of the Façade Signs, including the costs thereof.

Lobby Wall Sign. Tenant and Landlord shall mutually cooperate on the design and fabrication of the Lobby Wall Sign, using materials compatible with the remainder of the lobby. Landlord, shall be responsible for the installation of the Lobby Wall Sign. The parties acknowledge that the lobby wall is constructed of a series of rectangles that are made with stainless steel borders/frames and white stone panels. Landlord will coordinate purchase and fabrication of stone and steel elements needed for the Lobby Wall Sign and for future restoration of the Lobby Wall Sign. Landlord will not install, and will put into storage, all of the pieces of the rectangles from Landlord's design that will be impacted by the design/installation of the Lobby Wall Sign. At any time Tenant is no longer entitled to the Lobby Wall Sign, Landlord shall have the right to remove the Lobby Wall Sign and install the original stone and steel elements purchased by Landlord. All costs of the design, installation, removal, and restoration (but not the cost of Landlord's original stone and steel elements) shall be Tenant's responsibility.

Mission Street Eyebrow Sign. Landlord shall be responsible for the design, fabrication and installation of the Mission Street Eyebrow Sign, including the costs thereof (but not the costs of removal and restoration, which shall be at Tenant's cost).

Fifth Floor Eyebrow Sign. Landlord shall be responsible for the design, fabrication and installation of the Fifth Floor Eyebrow Sign, including the costs thereof (but not the costs of removal and restoration, which shall be at Tenant's cost).

Bridge Signage. Landlord and Tenant shall coordinate on mutually acceptable types of, and specific locations for, installation of any Bridge Signage. Tenant shall be responsible for the design, fabrication and installation of and the removal and restoration of, any Bridge Signage, including the costs thereof.

Landlord's Monument Signs and Tenant's Monument Sign Panel(s). Landlord shall be responsible for the design, fabrication and installation of the Mission Square Monument Sign and the Bridge Monument Sign (collectively, "Landlord's Monument Signs"), and shall cooperate with Tenant on the design of Tenant's Monument Sign Panel and Tenant's sign panel on the Bridge Monument Sign, if any (collectively, "Tenant's Monument Sign Panels"). Landlord shall be responsible for all costs relating to Landlord's Monument Signs and Tenant shall be responsible for all costs relating to Tenant's Monument Sign Panels.

Gondola Signage. Tenant shall be responsible for the design, fabrication and installation and restoration of, any Gondola Signage, including the costs thereof.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT H-3 -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Elevator Fin Signs. Landlord shall design, fabricate and install (at Tenant's cost) the Elevator Fin Signs, which design shall be reasonably approved by Tenant, and shall be compatible in design with the other elevator fin signs in the Building.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT H-3 -2-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT I
FORM LETTER OF CREDIT
ISSUANCE DATE: APRIL __, 2014

BENEFICIARY:
TRANSBAY TOWER LLC
C/O BOSTON PROPERTIES
FOUR EMBARCADERO CENTER
LOBBY LEVEL SUITE ONE

SAN FRANCISCO, CA  94111

APPLICANT:
SALESFORCE.COM, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. 839BGC1400___

DEAR SIR OR MADAM:

BY ORDER OF OUR CLIENT, SALESFORCE.COM, INC. WE, DEUTSCHE BANK AG, NEW YORK BRANCH HEREBY ISSUE IN FAVOR OF TRANSBAY TOWER LLC, OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 839BGC1400___, FOR AN AMOUNT NOT TO EXCEED IN THE AGGREGATE US[$_____________ (______________ AND 00/100 UNITED STATES DOLLARS)] EFFECTIVE IMMEDIATELY AND EXPIRING AT OUR OFFICE ON ______.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU ON DEMAND UPON RECEIPT OF EACH OF THE FOLLOWING:

1.	DRAFT DRAWN AT SIGHT ON DEUTSCHE BANK AG, NEW YORK BRANCH, FOR THE AMOUNT OF THE DRAWING MARKED “DRAWN UNDER DEUTSCHE BANK AG, NEW YORK BRANCH LETTER OF CREDIT NO. 839BGC1400___”.

2.
A DATED STATEMENT, SIGNED BY AUTHORIZED REPRESENTATIVE OF TRANSBAY TOWER LLC (SIGNED AS SUCH) STATING: “(I) THAT BENEFICIARY IS OTHERWISE ALLOWED TO DRAW DOWN ON THE LETTER OF CREDIT PURSUANT TO THE TERMS OF THAT CERTAIN OFFICE LEASE BY AND BETWEEN BENEFICIARY AND APPLICANT DATED _______________, AS AMENDED (COLLECTIVELY, THE “LEASE”), (II) THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. 839BGC1400___ AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE

720213.12/WLA 372738-00005/4-9-14/mem/ejw	-4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TIME OF THIS DRAWING, OR (III) THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. 839BGC1400___ AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”

It is a condition of this Letter of Credit that it shall be automatically extended without amendment for one (1) year from the expiry date hereof or any future expiry date unless at least THIRTY (30) days prior to such expiration date WE SEND NOTICE TO YOU BY hand deliverY OR OVERNIGHT courier, at the address stated above, that we elect not to extend this Letter of Credit for any such additional period.

THIS LETTER OF CREDIT IS TRANSFERABLE. ANY TRANSFER REQUEST MUST BE PRESENTED TO US WITH THE ATTACHED FORM TOGETHER WITH THE ORIGINAL LETTER OF CREDIT. TRANSFERS

PAGE TWO OF TWO PAGES
IRREVOCABLE STANDBY LETTER OF CREDIT NO. 839BGC1400___

TO DESIGNATED FOREIGN NATIONALS AND/OR SPECIALLY DESIGNATED NATIONALS ARE NOT PERMITTED AS BEING CONTRARY TO THE U.S. TREASURY DEPARTMENT OR FOREIGN ASSETS CONTROL REGULATIONS. ALL TRANSFER CHARGES ARE FOR THE ACCOUNT OF THE BENEFICIARY.

WE ENGAGE WITH YOU THAT DRAFTS DRAWN UNDER AND IN CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONORED ON PRESENTATION IF PRESENTED ON OR BEFORE THE EXPIRATION AT OUR COUNTERS AT 60 WALL ST., 38TH FLOOR, NEW YORK, NY 10005 ATTN: TRADE SERVICES.

PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OR OVERNIGHT MAIL.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE – PUBLICATION 600.

VERY TRULY YOURS,

DEUTSCHE BANK AG,
NEW YORK BRANCH

DRAFT APPROVED

720213.12/WLA 372738-00005/4-9-14/mem/ejw	-4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

By ______________

720213.12/WLA 372738-00005/4-9-14/mem/ejw	-4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

ATTACHMENT "A"
TO LETTER OF CREDIT NO. 839BGC1400___
REQUEST FOR TRANSFER OF LETTER OF CREDIT IN ITS ENTIRETY

Deutsche Bank AG,                             Date: _________________
New York Branch
60 Wall Street
22ND Floor
New York, NY 10005-2858
Attn: Trade and Risk Services

Re: Deutsche Bank AG, New York Branch Irrevocable Standby Letter of Credit No. 839BGC0600161

For value received, the undersigned beneficiary hereby irrevocably transfers to:

NAME OF TRANSFEREE __________________________________________________________
ADDRESS OF TRANSFEREE __________________________________________________________
__________________________________________________________
CITY, STATE/COUNTRY ZIP __________________________________________________________

(hereinafter, the “transferee”) all rights of the undersigned beneficiary to draw under above letter of credit, in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary hereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original of such letter of credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it directly to the transferee with your customary notice of transfer.

In payment of your transfer commission in amount equal to the lesser of (i) $1,500.00 and (ii) the greater of (A) ¼% of the amount transferred and (B) $500.00.

Select one of the following:
____ we enclose a cashier’s/certified check
____ we have wired funds to you through ______________________________________ bank
____ we authorize you to debit our account # ______________________ with you, and in addition thereto, we agree to pay you on demand any expenses which may be incurred by you in connection with this transfer

Very truly yours,
[BENEFICIARY NAME]

__________________________________
Authorized Signature

720213.12/WLA 372738-00005/4-9-14/mem/ejw	-4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Page Two of Two Pages
Attachment "A"

The signature(s) of _____________________________with title(s) as stated conforms to those on file with us; are authorized for the execution of such instrument; and the beneficiary has been approved under our bank's Customer Identification Program. Further, pursuant to Section 326 of the USA Patriot Act and the applicable regulations promulgated thereunder, we represent and warrant that the undersigned bank: (i) is subject to a rule implementing the anti-money laundering compliance program requirements of 31 U.S.C. section 5318(h); (ii) is regulated by a Federal functional regulator [as such term is defined in 31 C.F.R. section 103.120(a)(2)]; and (iii) has a Customer Identification Program that fully complies with the requirements of the regulations.
_____________________________________________ ______________________________________
(Signature of Authenticating Bank)              (Name of Bank)
____________________________________________ ______________________________________
(Printed Name/Title)                 (Date)

29.53.1.1.1.1     FOR BANK USE ONLY
Confirmation of Authenticating Bank’s signature performed by: _________________________________________________________

Date: _________________    Time: ________________ a.m./p.m.

Addl Info.: _______________________________________________

720213.12/WLA 372738-00005/4-9-14/mem/ejw	-4-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT J
FORM MEMORANDUM OF LEASE
RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:
Paul Hastings LLP

55 Second Street

San Francisco, California 94105

Attention: Michael T. Kovaleski, Esq.

(Space Above This Line is For the Recorder's Use Only)
APN: _____________________
This document is not subject to documentary transfer tax because the term of the lease does not exceed 35 years.
MEMORANDUM OF LEASE
THIS MEMORANDUM OF LEASE (this “Memorandum”) is made and entered into as of __________________, by and between TRANSBAY TOWER, LLC, a Delaware limited liability (“Landlord”), and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”).
W I T N E S S E T H:
WHEREAS, Landlord owns that certain real property in the City and County of San Francisco, State of California commonly known as 415 Mission Street, being more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”);
WHEREAS, Landlord and Tenant entered into that certain unrecorded Lease, dated as of the date hereof (the “Lease”), whereby Tenant leased a portion of the Property from Landlord being more particularly described in the Lease (the “Premises”); and

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT J -6-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

WHEREAS, Landlord and Tenant desire to evidence the Lease in the official records maintained by the City and County of San Francisco, California by this Memorandum.
NOW, THEREFORE, for good and sufficient consideration acknowledged in the Lease, Landlord has demised, leased and let unto Tenant the Premises, as follows:

1.	Defined Terms. Initially capitalized terms used but not defined herein shall have the meanings set forth in the Lease.

2.
Term.    The Lease Term shall be approximately fifteen (15) years and six (6) months, as set forth in the Lease, commencing on the Phase 1 Lease Commencement Date. Subject to the terms and conditions set forth in the Lease, Tenant has two (2) consecutive options to extend the Lease Term, the first for seven (7) years and the second for five (5) years.

3.
Lease Incorporation; Purpose of Memorandum. This Memorandum is subject to all conditions, terms and provisions of the Lease, which agreement is hereby adopted and made a part hereof by reference to the same, in the same manner as if all the provisions thereof were set forth herein in full. This Memorandum has been executed for the purpose of recordation in order to give notice of all of the terms, provisions and conditions of the Lease, and is not intended, and shall not be construed, to define, limit, or modify the Lease. This Memorandum is not a complete summary of the Lease, nor shall any provisions of this Memorandum be used in interpreting the provisions of the Lease.

4.
Conflict. In the event of a conflict between the terms of the Lease and this Memorandum, the Lease shall prevail. Reference should be made to the Lease for a more detailed description of all matters contained in this Memorandum.

5.
Additional Documents. Upon any termination of the Lease, Landlord and Tenant agree to execute and deliver such documents as are reasonably required and are reasonable approved by the parties to terminate and release this Memorandum of record.

6.
Counterparts. This Memorandum may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT J -6-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum effective as of the date first written above.
"LANDLORD":
TRANSBAY TOWER LLC,

a Delaware Limited Liability Company,

By:	Transbay Tower Holdings LLC,

a Delaware limited liability company,

its Manager

By:	BXP TB Development LLC,

a Delaware limited liability company,

its Managing Member

By:	Boston Properties Limited Partnership,

a Delaware limited partnership,

its Manager

By:	Boston Properties, Inc.,

a Delaware corporation,

its General Partner

By: _________________________

Name: Bob Pester

Title: Senior Vice President and Regional Manager
"TENANT":
salesforce.com, inc.,

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT J -6-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

a Delaware corporation
By:

Name:

Its:

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT J -6-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

County of ______________________________
On ________________ before me, _________________________________________________,
Date Here Insert Name and Title of Officer
personally appeared _____________________________________________________________
Name(s) of Signer(s)
_____________________________________________________________________________,
who proved to me on the basis of satisfactory evidence to
be the person(s) whose name(s) is/are subscribed to the
within instrument and acknowledged to me that
he/she/they executed the same in his/her/their authorized
capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of
which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws
of the State of California that the foregoing paragraph is Place Notary Seal Above true and correct.
WITNESS my hand and official seal.
Signature_____________________________________
Signature of Notary Public

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT J -6-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

County of ______________________________
On ________________ before me, _________________________________________________,
Date Here Insert Name and Title of Officer
personally appeared _____________________________________________________________
Name(s) of Signer(s)
_____________________________________________________________________________,
who proved to me on the basis of satisfactory evidence to
be the person(s) whose name(s) is/are subscribed to the
within instrument and acknowledged to me that
he/she/they executed the same in his/her/their authorized
capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of
which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws
of the State of California that the foregoing paragraph is Place Notary Seal Above true and correct.
WITNESS my hand and official seal.
Signature_____________________________________
Signature of Notary Public

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT J -6-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

EXHIBIT A TO MEMORANDUM OF LEASE
LEGAL DESCRIPTION OF PROPERTY
AS REFLECTED AS PARCEL A ON EXHIBIT "B" IN THAT CERTAIN CERTIFICATE OF COMPLIANCE, RECORDED MARCH 22, 2012, SERIES NO. 2012-J378551 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	EXHIBIT J -6-	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

OFFICE LEASE

TRANSBAY TOWER LLC,
a Delaware Limited Liability Company,
as Landlord,
and
salesforce.com, inc.
a Delaware corporation,
as Tenant.

720213.12/WLA 372738-00005/4-9-14/mem/ejw	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

TABLE OF CONTENTS
Page

ARTICLE 1	PREMISES, BUILDING, PROJECT, AND COMMON AREAS 10

ARTICLE 2	LEASE TERM; OPTION TERM(S) 19

ARTICLE 3	BASE RENT 24

ARTICLE 4	ADDITIONAL RENT 25

ARTICLE 5	USE OF PREMISES 38

ARTICLE 6	SERVICES AND UTILITIES 42

ARTICLE 7	REPAIRS 47

ARTICLE 8	ADDITIONS AND ALTERATIONS 47

ARTICLE 9	COVENANT AGAINST LIENS 51

ARTICLE 10	INDEMNIFICATION AND INSURANCE 51

ARTICLE 11	DAMAGE AND DESTRUCTION 57

ARTICLE 12	NONWAIVER 59

ARTICLE 13	CONDEMNATION 60

ARTICLE 14	ASSIGNMENT AND SUBLETTING 61

ARTICLE 15	SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES 68

720213.12/WLA 372738-00005/4-9-14/mem/ejw	1	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

ARTICLE 16	HOLDING OVER 68

ARTICLE 17	ESTOPPEL CERTIFICATES; FINANCIAL INFORMATION 69

ARTICLE 18	SUBORDINATION 71

ARTICLE 19	DEFAULTS; REMEDIES 73

ARTICLE 20	COVENANT OF QUIET ENJOYMENT 78

ARTICLE 21	LETTER OF CREDIT 78

ARTICLE 22	INTENTIONALLY OMITTED 86

ARTICLE 23	SIGNS 86

ARTICLE 24	COMPLIANCE WITH LAW 98

ARTICLE 25	LATE CHARGES 99

ARTICLE 26	LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT 99

ARTICLE 27	ENTRY BY LANDLORD 100

ARTICLE 28	TENANT PARKING 101

ARTICLE 29	MISCELLANEOUS PROVISIONS 102

EXHIBITS

720213.12/WLA 372738-00005/4-9-14/mem/ejw	2	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

A-1    OUTLINE OF OFFICE SPACE
A-2A    OUTLINE OF RETAIL SPACE
A-2B    OUTLINE OF P-1 SPACE
A-3    BASE RENT SCHEDULE
A-4    OUTLINE OF MISSION SQUARE
A-5    FIFTH FLOOR ELEVATOR LOBBY ACCESS GATES
A-6    FIRST OFFER SPACE RENTABLE SQUARE FOOTAGE
A-7    LOBBY DIAGRAM
A-8    BICYCLE STORAGE ROOM
B    WORK LETTER
C    FORM OF COMMENCEMENT LETTERS
D    RULES AND REGULATIONS
E    FORM OF TENANT'S ESTOPPEL CERTIFICATE
F    JANITORIAL SPECIFICATIONS
G    MARKET RENT DETERMINATION FACTORS
H-1    TENANT'S SIGNAGE LOCATIONS
H-2    TENANT'S LOGOS
H-3    SIGNAGE COSTS AND INSTALLATION RESPONSIBILITIES
I    FORM OF LETTER OF CREDIT
J    FORM OF MEMORANDUM OF LEASE

720213.12/WLA 372738-00005/4-9-14/mem/ejw	3	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

INDEX
Page(s)

Abatement Event    45
Abatement Notice    45
Accountant    38
Additional Rent    25
Adverse Condition    76
Advocate Arbitrators.    21
Alterations    47
Appealable Tax Expenses    34
Appeals Notice    34
approval    114
Approved Fiber Provider    109
Approved Working Drawings    Exhibit B
Arbitration Agreement    22
Architect    Exhibit B
Assessed Tenant Improvements    37
Background Investigation    112
Bank    78
Bank Credit Threat    80
Bankruptcy Code    81
Base Building    49
Base Building Plans    Exhibit B
Base Building Punch List Items    Exhibit B

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Page(s)

Base Rent    25
Base, Shell and Core    Exhibit B
Branding and Collateral Materials    86
Bridge Monument Sign    94
Bridge Signage    94
Briefs    23
Brokers    106
Building    Summary
Building Hours    42
Building Image    86
Building Standard Improvement Value    34
Building Standards    Exhibit B
Building Structure    47
Building Systems    47
Casualty    57
Casualty Estimate    57
Changes    Exhibit B
Child Care Facility    39
Child Care Provider    39
Child Care Users    39
City    39
Code    Exhibit B

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Page(s)

CofO    Exhibit B
Commencement Letters    19
Common Areas    11
Comparable Area    Exhibit G
Comparable Buildings    Exhibit G
Comparable Transactions    Exhibit G
Competitor Affiliate    116
Competitor Affiliate Acquisition Notice    116
Competitor Affiliates    116
Completion Breach    76
Compliance Changes    Exhibit B
Construction Barriers    89
Construction Documents    Exhibit B
Construction Drawings    Exhibit B
Construction Period    120
Construction Rules and Regulations    49
Contemplated Effective Date    65
Contemplated Transfer Space    65
Contract    Exhibit B
Contractor Reminder Notice    48
Controlled Account    85
Controlled Account Agreement    85

720213.12/WLA 372738-00005/4-9-14/mem/ejw	6	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]

Page(s)

Controlled Account Deposit    85
Controlled Bank    85
Coordination Fee    Exhibit B
Cosmetic Alterations    48
Cost Estimate    Exhibit B
Cost Pool    35
Credit Rating Threshold    78
Damage Termination Date    59
Damage Termination Notice    59
De-Branding Activities    90
De-Branding Period    90
Deduction Cap    Exhibit B
Delay Notice    Exhibit B
Design Parameters    89
Design Problem    Exhibit B
Direct Expenses    25
Distributed Antennae    109
Domain Name    93
Dream Force    15
Effective Date    Summary
Electrical Upgrades    43
Elevator Fin Signs    94

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Page(s)

Emergency Repairs    76
Emergency Situation    76
Engineers    Exhibit B
Environmental Laws    110
Environmental Permits    110
Equipment Lienor    115
Estimate    36
Estimate Statement    36
Estimated Direct Expenses    36
Excess    36
Excluded Common Areas    Exhibit B
Expense Year    25
Extension Exercise Notice    20
Façade Signage    94
FCPA    118
FDIC    82
Fifth Floor Eyebrow Sign    94
Final Condition    Exhibit B
Final Condition Date    Exhibit B
Final Condition Delay Notice    Exhibit B
Final Condition Delays    Exhibit B
Final Costs    Exhibit B

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Page(s)

Final Space Plan    Exhibit B
Final Working Drawings    Exhibit B
First Offer Commencement Date    14
First Offer Exercise Notice    13
First Offer Notice    12
First Offer Rent    13
First Offer Space    12
First Offer Space Increased L-C Amount    79
First Offer Term    14
First Rebuttals    23
Five Year Evergreen Provision    78
Floor 61    18
Floor 61 Elevator Cards    18
Force Majeure    104
Force Majeure Delay    Exhibit B
Freight Elevators    18
Gondola    11
Gondola Signage    94
Hazardous Material(s)    110
Holding Over Damages    115
Holidays    42
HVAC    42

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Page(s)

ICA Period    83
Identification Requirements    109
Improvement Allowance    Exhibit B
Improvement Allowance Items    Exhibit B
Improvements    Exhibit B
in occupancy    14
Incubator Transferees    67
Initial Leases    12
Intention to Transfer Notice    64
Interest Rate    99
Interim Cash Deposit    82
Intermediate Signage Occupancy Threshold    96
ISO    54
JAMS    Exhibit B
Landlord    Summary
Landlord Breach    76
Landlord Caused Delay    Exhibit B
Landlord Dispute Notice    76
Landlord Minor Changes    Exhibit B
Landlord Parties    51
Landlord Response Notice    20
Landlord's Approval Standard    87

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Landlord's Change Notice    Exhibit B
Landlord's GC    Exhibit B
Landlord's Initial Statement    23
Landlord's Mission Square Liability Insurance    31
Landlord's Option Rent Calculation    21
Landlord's Project Costs    119
Landlord's Project Mark Usage    89
Landlord's Project Name Usage    89
Landlord's Set-Off Notice    77
Laws    39
L-C    78
L-C Amount    78
LC Expiration Date    80
LC Replacement Notice    82
Lease    Summary
Lease Commencement Date    19
Lease Expiration Date    19
Lease Term    19
Lines    108
List    116
Lobby Desk    16
Lobby Wall Sign    94

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Lobby Wall Work    16
Lobby/Retail Corridor    16
Market Rent    Exhibit G
Material Modifications    Exhibit B
Maximum Signage Occupancy Threshold    96
Milestone    Exhibit B
Milestone Failure Termination Notice    Exhibit B
Minimum Signage Occupancy Threshold    96
Mission Square    11
Mission Square Easement    15
Mission Square Monument Sign    94
Mission Street Eyebrow Sign    94
MPOE    109
Naming Rights    86
Neutral Arbitrator    22
Notices    105
Objectionable Content    16
Objectionable Name    95
Occupancy Agreement    116
Occupancy Density    Exhibit B
OFAC    117
Office Space    Summary

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Operating Expenses    25
Option Rent    20
Option Term    20
Original Tenant    12
OSHPAD    42
Outside Agreement Date    21
Outside Completion Date    Exhibit B
P-1 Space    Summary
Parking Structure    Summary
Payment Notice    Exhibit B
Pedestrian Bridge    11
Permitted Chemicals    110
Permitted Office Use    Summary
Permitted Retail Use    Summary
Permitted Transferee    67
Permitted Transferee Assignee.    67
Permitted Use    Summary
Personnel    112
Phase    Summary
Phase 1    Summary
Phase 1 Lease Commencement Date    Summary
Phase 1 Premises    Summary

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Phase 1 Premises Final Condition Late Delivery Date Abatements    Exhibit B
Phase 1 Premises Late Delivery Date A    Exhibit B
Phase 1 Premises Late Delivery Date-B    Exhibit B
Phase 2    Summary
Phase 2 Lease Commencement Date    Summary
Phase 2 Premises    Summary
Phase 2 Premises Final Condition Late Delivery Date Abatements    Exhibit B
Phase 2 Premises Late Delivery Date A    Exhibit B
Phase 2 Premises Late Delivery Date-B    Exhibit B
Phase 3    3
Phase 3 Lease Commencement Date    Summary
Phase 3 Premises    Summary
Phase 3 Premises Final Condition Late Delivery Date Abatements    Exhibit B
Phase 3 Premises Late Delivery Date A    Exhibit B
Phase 3 Premises Late Delivery Date-B    Exhibit B
Phase 4    Summary
Phase 4 Lease Commencement Date    Summary
Phase 4 Premises    Summary
Phase 4 Premises Final Condition Late Delivery Date Abatements    Exhibit B
Phase 4 Premises Late Delivery Date A    Exhibit B
Phase 4 Premises Late Delivery Date-B    Exhibit B
Phase 5    Summary

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Phase 5 Lease Commencement Date    Summary
Phase 5 Premises    Summary
Phase 5 Premises Final Condition Late Delivery Date Abatements    Exhibit B
Phase 5 Premises Late Delivery Date A    Exhibit B
Phase 5 Premises Late Delivery Date-B    Exhibit B
Premises    10
Primary Restricted Party    116
Prohibited Person    117
Project    11
Project Mark    86
Project Name    86
Project Name Change    90
Project Name Reminder Notice    87
Proposition 13    33
Public Areas    12
Receivership    82
Records    Exhibit B
Reduced Tranche    20
Refusal Notice    Exhibit B
Reminder Notice    47
Renewal Allowance    Exhibit G
Renovations    108

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Rent.    25
Re-Routed Lines    Exhibit B
Restricted Party    116
Restricted Party Acquisition Notice    116
Restricted Party Replacement Notice    116
Retail Space    Summary
Review Period    37
Rights    93
RSF    Summary
Rules and Regulations    114
Ruling    24
Schedule    Exhibit B
Second Rebuttals    23
Secured Areas    100
Security Deposit Laws    81
Security Documents    71
Seven Month Transfer Period    65
Signage and Naming Fee    97
Signage and Naming Rights    94
Signage Rights    94
SNDA Agreement    71
Sole Lease Period    37

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Specialty Improvement Reminder Notice    50
Specialty Improvements    50
Specified Retail Uses    Summary
Staircase    Exhibit B
Staircase Removal Requirements    Exhibit B
Statement    35
Subject Space    61
Submetering Equipment    43
Substantial Completion of the Improvements    Exhibit B
Summary    1
Supplemental HVAC Unit    46
Tax Expenses    33
TCCs    10
Tenant    Summary
Tenant Construction Items    Exhibit B
Tenant Cost Items    Exhibit B
Tenant Delay    Exhibit B
Tenant Facility Coordinator    32
Tenant LEED Items    Exhibit B
Tenant Minor Changes    Exhibit B
Tenant Parties    52
Tenant Self-Help Notice    76

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Tenant's Accountant    37
Tenant's Agents    Exhibit B
Tenant's Bicycle Room    101
Tenant's Common Areas    19
Tenant's Dogs    40
Tenant's Elevators    17
Tenant's Freight Elevator Branding Work    17
Tenant's Initial Statement    23
Tenant's Interior Signage    86
Tenant's Lobby Area    15
Tenant's Management Fee    32
Tenant's Monument Sign Panel    94
Tenant's Option Rent Calculation    20
Tenant's Outdoor Area    15
Tenant's Property    115
Tenant's Rebuttal Statement    23
Tenant's Security System    45
Tenant's Share    35
Tenant's Signage    95
Third Party Contractor    56
TI Contractor    Exhibit B
TJPA    12

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TJPA Required Terrorism Insurance    31
Tranche    Summary
Tranche 1    Summary
Tranche 2    Summary
Transfer Costs    64
Transfer Notice    61
Transfer Premium    64
Transfer Reminder Notice    62
Transferee    61
Transfers    61
Unused L-C Proceeds    82
Usage Guide    89
VIP Elevator Cards    18
Water Sensors    Exhibit B
Website    87
Wellness Center    41
Wellness Center Provider    41
Wellness Center Users    41
Work Letter    10
Written Agreements    106

720213.12/WLA 372738-00005/4-9-14/mem/ejw	19	Salesforce Tower 415 MISSION STREET [salesforce.com, Inc.]